                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-03833

                          MainStay VP Series Fund, Inc.
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                              Robert Anselmi, Esq.
                                51 Madison Avenue
                            New York, New York 10010
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 576-7000

Date of fiscal year end:   12/31/04

Date of reporting period:  06/30/04


Item 1. Reports to Stockholders

[Semi-Annual Report]

LETTER FROM
THE CHAIRMAN

The first half of 2004 proved to be a relatively volatile period for both stock and bond investors. The economy continued to show signs of strength, with real gross domestic product growing at a seasonally adjusted 4.5% annual rate in the first quarter and an estimated 3.0% in the second. Corporate earnings reports were generally strong. Rising oil prices accounted for about half of the first-quarter advance in the Consumer Price Index for all Urban Consumers. Data released in April showed a sharp increase in nonfarm employment, and investors began to anticipate that the Federal Open Market Committee might begin to tighten monetary policy.

Interest rates rose sharply in April to match market expectations, even though the FOMC had signaled its belief that it could be "patient in removing its policy accommodation." In May, the FOMC said it believed that policy accommodation could be removed at a measured pace, but interest rates continued to rise. At the end of June, even after raising the targeted federal funds rate by 25 basis points to 1.25%, the Committee affirmed its belief that the stance on monetary policy remained accommodative.

During the first half of the year, stocks generally advanced, while bond prices tended to decline as interest rates rose. Each of the 19 Portfolios of The MainStay VP Series Fund, Inc. continued to pursue its objective with a well-defined investment process that is consistently applied in all market environments. In an investment world that is constantly changing, we believe that consistent portfolio management can provide a stable foundation for investors pursuing long-term goals.

During the reporting period, various regulatory and advisory organizations have continued to address the many issues that have faced the financial services industry in recent years. The MainStay VP Series Fund, Inc. fully supports any effort that would improve the investment climate and the level of confidence investors have in our industry.

The reports that follow discuss the market conditions and management decisions that affected individual Portfolios during the first half of 2004. If you have any questions about this report or the Portfolios in which you invest, please feel free to contact your registered investment professional.

Sincerely,

/s/ GARY E. WENDLANDT

Gary E. Wendlandt
Chairman of the Board
and Chief Executive Officer
MainStay VP Series Fund, Inc.
July 2004

                                                   www.mainstayfunds.com     M-1

DEFINITION OF INDICES

THE INFORMATION BELOW IS AN EXPLANATION OF THE VARIOUS INDICES AND REFERENCES COMMONLY CITED THROUGHOUT THE PORTFOLIO INVESTMENT AND PERFORMANCE COMPARISONS AND MANAGER COMMENTARIES (PAGES 27 THROUGH 38) IMMEDIATELY FOLLOWING THIS SECTION. PLEASE USE THIS AS A REFERENCE.

PLEASE NOTE THAT AN INVESTMENT CANNOT BE MADE DIRECTLY INTO AN INDEX OR AVERAGE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RESULTS FOR SECURITIES INDICES ASSUME REINVESTMENT OF ALL INCOME AND CAPITAL GAINS.

Securities in each Portfolio will not precisely match those in the Index, and as a result, performance of the Portfolio will differ.

CREDIT SUISSE FIRST BOSTON(TM) CONVERTIBLE SECURITIES INDEX is an unmanaged index that generally includes 250-300 issues. Convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by Standard & Poor's; and preferreds must have a minimum of 500,000 shares outstanding. Eurobonds are also included if they are issued by U.S.-domiciled companies, rated B- or higher by Standard & Poor's, and have an issue size greater than $100 million.

CREDIT SUISSE FIRST BOSTON(TM) HIGH YIELD INDEX is an unmanaged market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and below Baa by Moody's. The Index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes.

LEHMAN BROTHERS(R) AGGREGATE BOND INDEX (the "Aggregate Index") is an unmanaged index that includes the following other unmanaged Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Aggregate Index, securities must be investment-grade quality or higher, have at least one year to maturity, and have an outstanding par value of at least $150 million.

LEHMAN BROTHERS(R) GOVERNMENT BOND INDEX is an unmanaged index comprised of U.S. government and agency issues as well as investment-grade fixed-rate debt securities.

LIPPER INC. is an independent fund performance monitor. Results are based on total return with all dividend and capital-gain distributions reinvested.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with dividends and capital gains reinvested. Results do not reflect any deduction of sales charges.

MERRILL LYNCH CORPORATE AND GOVERNMENT MASTER INDEX is an unmanaged index consisting of issues of the U.S. government and agencies as well as investment-grade corporate securities.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, AND FAR EAST INDEX--THE MSCI EAFE(R) INDEX--is an unmanaged free float-adjusted market-capitalization index that is designed to measure developed-market equity performance, excluding the United States and Canada. As of December 2003, the MSCI EAFE(R) Index consisted of the following 21 developed-market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

RUSSELL 1000(R) INDEX is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index based on total market capitalization. The Index does not reflect fees or expenses.

RUSSELL 1000(R) GROWTH INDEX is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 1000(R) VALUE INDEX is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 2000(R) INDEX is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index. The Index does not reflect fees or expenses.

RUSSELL 2000(R) GROWTH INDEX is an unmanaged index that measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 2000(R) VALUE INDEX is an unmanaged index that measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 2500(TM) GROWTH INDEX is an unmanaged index that measures the performance of those Russell 2500(TM) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500(TM) Index measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index. The Index does not reflect fees or expenses.

RUSSELL 3000(R) INDEX is an unmanaged index that measures the performance of the 3,000 largest U.S. companies

 M-2   MainStay VP Series Fund, Inc.

based on total market capitalization. The Index does not reflect fees or expenses.

RUSSELL MIDCAP(R) INDEX is an unmanaged index that measures the performance of the 800 smallest companies of the Russell 1000(R) Index. The Index does not reflect fees or expenses.

RUSSELL MIDCAP(R) GROWTH INDEX is an unmanaged index that measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and high forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. The Index does not reflect fees or expenses.

RUSSELL MIDCAP(R) VALUE INDEX is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The Index does not reflect fees or expenses.

S&P 500/BARRA VALUE(R) INDEX is an unmanaged capitalization-weighted index of all stocks in the S&P 500(R) Index that have higher book-to-price ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500(R) Index is in the S&P 500/Barra Value(R) Index.

S&P MIDCAP 400(R) INDEX is an unmanaged market-value weighted index that consists of 400 domestic common stocks chosen for market size, liquidity, and industry-group representation and is generally considered representative of the market for domestic midcap stocks. Results assume reinvestment of all income and capital gains.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX(R) AND S&P 500(R) INDEX are registered trademarks of The McGraw-Hill Companies, Inc. The product is not sponsored, endorsed, sold, or promoted by Standard & Poor's Corporation. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance.

TOTAL RETURN CORE COMPOSITE INDEX is an unmanaged index that is comprised of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively.

TOTAL RETURN GROWTH COMPOSITE INDEX is an unmanaged index that is comprised of the Russell 1000(R) Growth Index and the Lehman Brothers(R) Aggregate Bond Index, weighted 60%/40%, respectively.

                                                   www.mainstayfunds.com     M-3

MAINSTAY VP BOND PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                     AS OF 6/30/04
--------------------------------------------------------------------------------

                           SIX      ONE     FIVE     TEN
TOTAL RETURNS             MONTHS    YEAR    YEARS   YEARS
---------------------------------------------------------
After portfolio
  operating expenses      -0.02%    0.40%   6.62%   7.01%

                                            (After portfolio operating expenses)

                                                                             MERRILL LYNCH CORP. AND
                                                    MAINSTAY VP BOND            GOVERNMENT MASTER            LEHMAN BROTHERS
                                                        PORTFOLIO                     INDEX               AGGREGATE BOND INDEX
                                                    ----------------         -----------------------      --------------------
6/30/94                                                  1000.00                     1000.00                     1000.00
                                                         1009.00                     1009.00                     1010.00
                                                         1193.00                     1200.00                     1196.00
                                                         1218.00                     1236.00                     1240.00
                                                         1335.00                     1357.00                     1360.00
                                                         1457.00                     1486.00                     1478.00
                                                         1435.00                     1455.00                     1466.00
                                                         1576.00                     1629.00                     1636.00
                                                         1722.00                     1767.00                     1774.00
                                                         1885.00                     1960.00                     1956.00
                                                         1970.00                     2049.00                     2036.00
6/30/04                                                  1970.00                     2046.00                     2039.00

    -- MainStay VP Bond Portfolio          -- Lehman Brothers Aggregate Bond Index
    -- Merrill Lynch Corporate and
       Government Master Index

 SERVICE CLASS(1)                                                  AS OF 6/30/04
--------------------------------------------------------------------------------

                            SIX      ONE    FIVE     TEN
TOTAL RETURNS              MONTHS   YEAR    YEARS   YEARS
---------------------------------------------------------
After portfolio operating
  expenses                 -0.14%   0.15%   6.35%   6.74%

                                            (After portfolio operating expenses)

                                                                             MERRILL LYNCH CORP. AND
                                                    MAINSTAY VP BOND            GOVERNMENT MASTER            LEHMAN BROTHERS
                                                        PORTFOLIO                     INDEX               AGGREGATE BOND INDEX
                                                    ----------------         -----------------------      --------------------
6/30/94                                                  1000.00                     1000.00                     1000.00
                                                         1007.00                     1009.00                     1010.00
                                                         1188.00                     1200.00                     1196.00
                                                         1210.00                     1236.00                     1240.00
                                                         1323.00                     1357.00                     1360.00
                                                         1440.00                     1486.00                     1478.00
                                                         1414.00                     1455.00                     1466.00
                                                         1549.00                     1629.00                     1636.00
                                                         1689.00                     1767.00                     1774.00
                                                         1844.00                     1960.00                     1956.00
                                                         1923.00                     2049.00                     2036.00
6/30/04                                                  1920.00                     2046.00                     2039.00

    -- MainStay VP Bond Portfolio          -- Lehman Brothers Aggregate Bond Index
    -- Merrill Lynch Corporate and
       Government Master Index

                                                               SIX     ONE    FIVE    TEN
BENCHMARKS                                                    MONTHS   YEAR   YEARS  YEARS

Lehman Brothers Aggregate Bond Index*                          0.15%   0.32%  6.95%  7.39%
Merrill Lynch Corporate and Government Master Index*          -0.16   -0.62   7.09   7.42

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY FOR YOUR POLICY, IN THE BEGINNING OF THIS BOOK, TO SEE RETURNS REFLECTIVE OF THESE CHARGES.

1. Performance for the Service Class shares, first offered 6/4/03, includes the historical performance of the Initial Class shares from inception (1/23/84) through 6/3/03, adjusted to reflect the fees and expenses for such shares.

* Please refer to pages 25 and 26 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-4   MainStay VP Series Fund, Inc.

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP BOND PORTFOLIO
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                       ENDING ACCOUNT                          VALUE
                                                        VALUE (BASED                         (BASED ON
                                       BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                        ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                         VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
SHARE CLASS                             1/1/04            6/30/04            PERIOD          EXPENSES)           PERIOD
------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS(1)                        $1,000             $1,000              $3              $1,047              $3
------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS(1)                        $1,000             $  999              $4              $1,046              $4
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2004

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies                                               47.4%
Corporate Bonds                                                                  31.9
Short-Term Investments                                                           21.5
Foreign Corporate Bonds                                                           4.7
Asset-Backed Securities                                                           3.1
Mortgage-Backed Security                                                          2.0
Common Stock                                                                      0.1
Liabilities in Excess of Cash and Other Assets                                  -10.7

See Portfolio of Investments on page M-87 for specific holdings within these categories.

                                                   www.mainstayfunds.com     M-5

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Donald F. Serek and Thomas Volpe, Jr., of New York Life Investment Management LLC.

MAINSTAY VP BOND PORTFOLIO

WHAT IS THE PORTFOLIO'S INVESTMENT STRATEGY?

The Portfolio invests primarily in bonds, which includes all types of debt securities. At least 65% of the Portfolio's total assets are rated Baa or better by Moody's(1) or BBB or better by Standard & Poors at the time of purchase, or if unrated, are deemed by the manager to be of comparable quality. The Portfolio's investment process may include consideration of economic cycles, interest-rate trends, and fundamental and technical indicators.

WHAT MAJOR FACTORS INFLUENCED THE BOND MARKETS IN THE FIRST HALF OF 2004?

Much of the market's activity was based on the anticipation of a change in Federal Reserve policy. During the first half of the year, expectations changed several times. Early in the year, the market anticipated a rate hike. After several disappointing economic statistics, however, expectations changed to a more benign interest-rate outlook. During the second quarter, several strong payroll reports changed the market's expectations again.

On June 30, 2004, the Federal Open Market Committee voted unanimously to raise the targeted federal funds rate by 25 basis points to 1.25%. This was the FOMC's first rate hike since May 2000. In the words of the accompanying news release, "The Committee believes that, even after this action, the stance of monetary policy remains accommodative." In the same news release, the FOMC worded its risk assessment as follows: "The Committee perceives the upside and downside risks to the attainment of both sustainable growth and price stability for the next few quarters are roughly equal." Leading up to the FOMC's rate hike, Treasury securities sold off sharply. During the second quarter, the yield on the two-year notes increased by 111 basis points, the yield on five-year notes increased by 99 basis points, and the yield on 10-year notes increased by 75 basis points.

HOW DID MORTGAGE-BACKED SECURITIES PERFORM?

Mortgage-backed securities had a solid start to the year, outperforming comparable-duration Treasuries in January and February. The sector underperformed modestly in March. During the second quarter of 2004, mortgage-backed securities underperformed early because of the dramatic rise in interest rates. Most of the underperformance came from the sensitivity of the sector to interest rates, as the duration of mortgage-backed securities lengthened into the sell-off and prices fell more than those of Treasuries with comparable durations. Some of the underperformance was also the result of widening spreads, as bank demand lessened in anticipation of Federal Reserve tightening.

May was a relatively neutral month from a performance standpoint, with mortgage-backed securities continuing to underperform slightly as spreads continued to widen and rates consolidated into a trading range. With rates range-bound in June, volatility fell dramatically, and spreads on mortgage-backed securities tightened accordingly. This resulted in the best monthly performance for the sector since October 2003.

WHAT HAPPENED IN THE CORPORATE-BOND MARKET?

Corporate bonds moved sideways with a very modest amount of concentrated volatility during the first half of the year. During the first quarter, credit spreads traded in a very narrow range. In April,

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges.

1. Bonds rated Baa by Moody's Investors Service are considered by Moody's to be medium-grade obligations (i.e., obligations that Moody's believes are neither highly protected nor poorly secured). It is Moody's opinion that interest payments and principal security appear adequate for the present, but that certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Moody's believes that such bonds lack outstanding investment characteristics and that they in fact have speculative characteristics as well. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is the opinion of Standard & Poor's, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
* Please refer to pages 25 and 26 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-6   MainStay VP Series Fund, Inc.

spreads tightened by four basis points, but in May, they widened by seven. The credit index was essentially unchanged during June. Year-to-date, the index was four basis points wider. Quarter-to-date, the credit index was two basis points wider. Autos, packaging, media, aerospace/defense, supermarkets, and paper were among the best-performing sectors during the latest quarter. The worst-performing sectors included sovereigns, REITs, airlines, and telecommunications. For the year-to-date period, forest products, chemicals, refining, and packaging have been the best-performing sectors. Airlines, construction, pharmaceuticals, and wireline communications have been the worst-performing sectors.

HOW DID YOU MANAGE THE PORTFOLIO DURING THE FIRST HALF OF 2004?

We have maintained a fairly neutral duration relative to the Portfolio's benchmark. The Portfolio's weighting in mortgage-backed securities is also essentially neutral. We have maintained an overweighted position in credit at the expense of Treasuries and agencies.

WHAT DO YOU SEE ON THE INVESTMENT HORIZON?

We continue to favor credit and will maintain an overweighted position in the credit sector. The Portfolio's allocation in mortgage-backed securities is likely to remain neutral over the near term. We favor corporate bonds because of the strong fundamental and technical underpinnings in the corporate-bond market. The supply picture for the asset class remains very supportive. Corporate-bond fixed-rate supply is down more than 30% year over year. Factoring in only industrial new issuance, supply is down 50% year over year.

We also expect corporate fundamentals to improve. Earnings, cash flow, and leverage should all continue to improve through 2004. On the other hand, we expect event risk to be an increasing concern as we move through the balance of the year. These factors, combined with broad market valuations, will place significant importance on security selection.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages 25 and 26 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                   www.mainstayfunds.com     M-7

MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                     AS OF 6/30/04
--------------------------------------------------------------------------------

                            SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS   YEAR     YEARS    YEARS
-----------------------------------------------------------
After portfolio operating
  expenses                 1.11%    16.20%   -6.61%   8.45%

                                            (After portfolio operating expenses)

                                                   MAINSTAY VP CAPITAL                                     RUSSELL 1000 GROWTH
                                                    APPRECIATION FUND             S&P 500 INDEX                 INDEX (1)
                                                   -------------------            -------------            -------------------
6/30/94                                                  1000.00                     1000.00                     1000.00
                                                         1071.00                     1049.00                     1085.00
                                                         1455.00                     1443.00                     1488.00
                                                         1727.00                     1774.00                     1832.00
                                                         2133.00                     2366.00                     2391.00
                                                         2946.00                     3042.00                     3316.00
                                                         3695.00                     3682.00                     4416.00
                                                         3299.00                     3347.00                     3426.00
                                                         2533.00                     2949.00                     2726.00
                                                         1752.00                     2297.00                     1966.00
                                                         2225.00                     2956.00                     2551.00
6/30/04                                                  2250.00                     3058.00                     2621.00

    -- MainStay VP Capital Appreciation       -- Russell 1000 Growth Index
    Portfolio
    -- S&P 500 Index

 SERVICE CLASS(1)                                                  AS OF 6/30/04
--------------------------------------------------------------------------------

                            SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS   YEAR     YEARS    YEARS
-----------------------------------------------------------
After portfolio operating
  expenses                 0.98%    15.92%   -6.85%   8.17%

                                            (After portfolio operating expenses)

                                                   MAINSTAY VP CAPITAL                                     RUSSELL 1000 GROWTH
                                                    APPRECIATION FUND             S&P 500 INDEX                 INDEX (1)
                                                   -------------------            -------------            -------------------
6/30/94                                                  1000.00                     1000.00                     1000.00
                                                         1070.00                     1049.00                     1085.00
                                                         1449.00                     1443.00                     1488.00
                                                         1716.00                     1774.00                     1832.00
                                                         2114.00                     2366.00                     2391.00
                                                         2913.00                     3042.00                     3316.00
                                                         3643.00                     3682.00                     4416.00
                                                         3243.00                     3347.00                     3426.00
                                                         2484.00                     2949.00                     2726.00
                                                         1714.00                     2297.00                     1966.00
                                                         2171.00                     2956.00                     2551.00
6/30/04                                                  2193.00                     3058.00                     2621.00

    -- MainStay VP Capital Appreciation       -- Russell 1000 Growth Index
    Portfolio
    -- S&P 500 Index

                                                              SIX     ONE      FIVE    TEN
BENCHMARKS                                                   MONTHS   YEAR    YEARS   YEARS

Russell 1000(R) Growth Index*                                 2.74%  17.88%   -6.48%  10.11%
S&P 500(R) Index*                                              3.44  19.11    -2.20   11.83

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY FOR YOUR POLICY, IN THE BEGINNING OF THIS BOOK, TO SEE RETURNS REFLECTIVE OF THESE CHARGES.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (1/29/93) through 6/4/03, adjusted to reflect the fees and expenses for such shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-8   MainStay VP Series Fund, Inc.

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                             ENDING ACCOUNT                  VALUE
                                                              VALUE (BASED                 (BASED ON
                                                 BEGINNING     ON ACTUAL      EXPENSES    HYPOTHETICAL    EXPENSES
                                                  ACCOUNT     RETURNS AND       PAID       5% RETURN        PAID
                                                   VALUE       EXPENSES)       DURING      AND ACTUAL      DURING
SHARE CLASS                                       1/1/04        6/30/04        PERIOD      EXPENSES)       PERIOD
------------------------------------------------------------------------------------------------------------------

INITIAL CLASS(1)                                  $1,000         $1,011          $3          $1,047          $3
------------------------------------------------------------------------------------------------------------------

SERVICE CLASS(1)                                  $1,000         $1,010          $4          $1,046          $5
------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2004

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                    98.2%
Short-Term Investments (collateral from securities lending is 2.6%)               3.7
Liabilities in Excess of Cash and Other Assets                                   -1.9

See Portfolio of Investments on page M-96 for specific holdings within these categories.

                                                   www.mainstayfunds.com     M-9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Rudolph C. Carryl and Edmund C. Spelman of MacKay Shields LLC.

MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

WHAT IS THE PORTFOLIO'S INVESTMENT STRATEGY?

The Portfolio invests in securities of U.S. companies with characteristics of expanding product or service markets, increasing unit sales volume, increasing return on investment, and above-average growth in revenues and earnings per share compared to large-cap stocks in general.

WHAT FACTORS AFFECTED STOCK MARKET PERFORMANCE DURING THE FIRST SIX MONTHS OF 2004?

The stock market experienced volatility because of concern over the possibility of another terrorist attack in the United States and uncertainty over the potential effects of rising interest rates on the economy and the stock market. Other worries included ongoing tensions in Iraq and slowing economic growth in China. High oil prices put pressure on consumer spending. Despite these trends, the U.S. economy continued to grow. Recent employment data suggest that the long-awaited recovery in the job market is finally gaining traction.

WHICH SECTORS WERE STRONG PERFORMERS FOR THE PORTFOLIO?

Four sectors in the Portfolio outperformed related stocks in the Russell 1000(R) Growth Index:* energy, industrials, health care, and materials. The greatest outperformance came from the Portfolio's energy holdings, which rose 23.7% versus a 17.6% rise for related stocks in the Index.(1) While the Portfolio's energy holdings are confined to Baker Hughes (+18.1%), BJ Services (+28.3%), and Weatherford International (+24.9%), all of these stocks rallied on the realization that oil is likely to remain around the high $30- to low $40-per-barrel range for a while.

WHICH OF THE PORTFOLIO'S INDUSTRIAL HOLDINGS WERE STRONG?

Industrial stocks got a strong boost from growth in the U.S. economy. As a group, the Portfolio's industrial holdings rose 10.1% versus a 7.5% rise for related stocks in the Index. Among the Portfolio's strongest industrial stocks were FedEx (+21.4%), Illinois Tool Works (+14.9%), and Cendant (+14.9%). Danaher also experienced a strong first half, rising 13.1%.

WHAT HAPPENED IN THE HEALTH CARE AND MATERIALS SECTORS?

The Portfolio's health care holdings rose 8.0% versus a 3.4% rise for health care stocks in the Index. The Portfolio's three top-performing health care stocks were Caremark Rx, (+27.0%), Genentech (+20.1%), and Teva Pharmaceutical (+18.8%). Of particular note was Caremark Rx's rise, which was fueled by investor enthusiasm surrounding the company's recent acquisition of AdvancePCS.

The Portfolio's materials holdings rose 4.2% versus a 2.6% decline for related stocks in the Index. This outperformance can be attributed to Praxair, which rose 5.3% on anticipation that the company would continue to benefit from renewed growth in the economy. Air Products & Chemicals declined 22.3% during the reporting period on concerns about rising oil prices having a negative impact on the company's business. The company also failed to execute and deliver marked improvement in bottom line growth as the market for industrial gases and electronics rebounded. As a result, we sold the Portfolio's position in this stock during the reporting period.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.
1. Performance percentages for Portfolio holdings reflect total returns of the indicated securities or sectors for the six months ended June 30, 2004, or for the portion of the reporting period such securities or sector holdings were held in the Portfolio, if shorter. Due to purchases and sales, the performance of Portfolio holdings may differ from the performance of the securities or sectors themselves.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-10   MainStay VP Series Fund, Inc.

WERE THERE SECTORS WHERE THE PORTFOLIO LAGGED THE BENCHMARK?

Yes. The Portfolio's holdings in the financials sector declined 8.9% during the period versus a 1.4% rise for related stocks in the Index. The two major contributors to this decline were Fifth Third Bancorp (-17.0%) and New York Community Bancorp (-38.9%). Fifth Third Bancorp had some accounting issues, which prompted the state of Ohio to put a moratorium on the company's ability to make any further acquisitions. This action reduced expectations for the company's long-term future growth rate and prompted us to sell our position in the stock. We purchased New York Community Bancorp shares during the first half of the year, prior to the stock's decline. Since a portion of the company's debt is in variable-rate instruments, investors were concerned about the potential impact of rising interest rates on profits.

HOW DID THE PORTFOLIO'S INFORMATION TECHNOLOGY STOCKS FARE?

The Portfolio's information technology holdings returned -2.4% during the period versus a -0.9% return for related stocks in the Index. The semiconductors & semiconductor equipment industry was a trouble spot. During the period, Texas Instruments (-17.3%), KLA-Tencor (-15.5%), Intel (-13.7%), and Applied Materials (-12.6%) were the Portfolio's worst performers. These declines were driven by a sell-off in the industry, fueled by concern that the industry may be nearing a fundamental peak in the semiconductor cycle.

HOW DID THE PORTFOLIO'S CONSUMER HOLDINGS DO?

The Portfolio's consumer discretionary stocks declined 2.6% versus a 1.9% gain for related stocks within the Index. The Portfolio's biggest laggards in the sector were all media stocks including Clear Channel Communications (-21.5%), Viacom (-19.2%), and Omnicom Group (-12.6%). We significantly reduced the positions in Clear Channel Communications and Viacom, as the radio sector is experiencing weak advertising sales trends. Omnicom Group declined on concern over the potential dilutive effect of a proposed accounting regulation. The Portfolio's consumer staples holdings rose 4.7% during the period, but underperformed the consumer staples stocks in the Index, which rose 5.9%. Coca-Cola, which returned -5.3% was the prime laggard. We sold the Portfolio's position in Coca-Cola because the company is working through a management transition, which has generated some uncertainty.

WHICH STOCKS DID YOU SELL DURING THE REPORTING PERIOD?

In addition to Coca-Cola, we sold Fifth Third Bancorp, Marsh & McLennan, Baxter International, Air Products & Chemicals, and HCA, among others.

DID YOU ADD ANY STOCKS DURING THE REPORTING PERIOD?

Yes. Among others, the portfolio's purchases were Fisher Scientific International, New York Community Bancorp, Capital One Financial, and Avaya during the first half of the year.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Toward the end of the first half of the year, it became clear that economic growth was beginning to slow. While we don't expect the economy to slide into a recession again, we expect growth to be more modest going forward as the Federal Open Market Committee continues to raise the targeted federal funds rate, and oil remains close to $40 a barrel. In addition, the uncertainty surrounding the potential for future terrorist attacks here in the United States continues to take its toll on the market. Despite these issues, we believe that a broad portfolio of best-in-class companies with strong growth prospects is an appropriate strategy for navigating any market environment. As a result, we intend to remain fully invested in high-quality growth companies across all sectors of the market.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-11

MAINSTAY VP CASH MANAGEMENT PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                     AS OF 6/30/04
--------------------------------------------------------------------------------

                            SIX      ONE    FIVE     TEN
TOTAL RETURNS(1)           MONTHS   YEAR    YEARS   YEARS
---------------------------------------------------------
After portfolio operating
  expenses                 0.28%    0.57%   2.93%   4.01%

                                              After portfolio operating expenses

                                                                MAINSTAY VP CASH MANAGEMENT          LIPPER MONEY MARKET FUND
                                                                         PORTFOLIO                            INDEX
                                                                ---------------------------          ------------------------
6/30/94                                                                   1000.00                            1000.00
                                                                          1022.00                            1022.00
                                                                          1079.00                            1078.00
                                                                          1133.00                            1132.00
                                                                          1192.00                            1191.00
                                                                          1254.00                            1251.00
                                                                          1315.00                            1311.00
                                                                          1395.00                            1389.00
                                                                          1448.00                            1441.00
                                                                          1468.00                            1460.00
                                                                          1477.00                            1469.00
6/30/04                                                                   1482.00                            1473.00

  -- MainStay VP Cash Management Portfolio    -- Lipper Money Market Fund Index

                                                               SIX     ONE   FIVE    TEN
BENCHMARK                                                     MONTHS  YEAR   YEARS  YEARS

Lipper Money Market Fund Index*                                0.24%  0.49%  2.86%  3.95%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY FOR YOUR POLICY, IN THE BEGINNING OF THIS BOOK, TO SEE RETURNS REFLECTIVE OF THESE CHARGES.

1. As of 6/30/04, MainStay VP Cash Management Portfolio had an effective 7-day yield of 0.68% and current yield of 0.67%. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield and the current 7-day yield would have been 0.49% and 0.49% respectively. These expense limitations are voluntary and may be terminated or revised at any time. The current yield is more reflective of the Fund's earnings than the total return.

* Please refer to pages 25 and 26 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-12   MainStay VP Series Fund, Inc.

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CASH MANAGEMENT PORTFOLIO
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                       ENDING ACCOUNT                          VALUE
                                                        VALUE (BASED                         (BASED ON
                                       BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                        ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                         VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
SHARE CLASS                             1/1/04            6/30/04            PERIOD          EXPENSES)           PERIOD
------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS(1)                        $1,000             $1,003              $3              $1,047              $3
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2004

(PORTFOLIO COMPOSITION PIE CHART)

Commercial Paper                                                                 51.1%
U.S. Government & Federal Agencies                                               40.1
Corporate Bonds                                                                   5.2
Certificates of Deposit                                                           1.7
Medium-Term Notes                                                                 1.1
Bank Notes                                                                        0.8

See Portfolio of Investments on page 48 for specific holdings within these categories.

                                                  www.mainstayfunds.com     M-13

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Manager Claude Athaide, Ph.D., CFA, of MacKay Shields LLC.

MAINSTAY VP CASH MANAGEMENT PORTFOLIO

WHAT IS THE PORTFOLIO'S INVESTMENT STRATEGY?

The Portfolio invests in a wide range of short-term dollar-denominated securities that mature in 397 days (13 months) or less. The weighted average maturity of the Portfolio will not exceed 90 days. Eligible securities and associated risks are outlined in the prospectus.

WHAT FACTORS INFLUENCED THE MONEY MARKETS DURING THE FIRST SIX MONTHS OF 2004?

The Federal Open Market Committee met four times during the first half of 2004. In January, the Federal Reserve dropped its commitment to keeping the targeted federal funds rate low for a considerable period. At the end of June, the FOMC raised its target for the federal funds rate by 25 basis points to 1.25%. This was the first rate increase by the Federal Open Market Committee since May 2000. Although the FOMC stated that the pace of rate increases could be measured, it reiterated its commitment to respond as needed to ensure price stability.

WHAT OTHER ECONOMIC FORCES WERE IN PLAY?

At the end of March, the commerce department estimated that the U.S. economy had grown at a 3.9% annualized rate in the first quarter of 2004, after growing at an annualized rate of 4.1% in the fourth quarter of 2003. Recent data on durable goods orders, consumer spending, auto sales, and net exports suggest that the economy grew at an even slower pace in the second quarter of 2004.

Over the four quarters that ended in March 2004, real gross domestic product increased 4.8%. During this period, output per hour (productivity) increased 5.5%. High productivity levels enabled firms to meet the increase in demand without much additional hiring. As productivity started to slow this year (it was 3.8% in the first quarter), employers had to resume hiring to meet demand. From March through May, nonfarm payrolls increased by 912,000. Although the pace of job creation slowed in June, the economy has now added approximately 210,000 jobs per month in 2004.

HOW DID INTEREST RATES REACT TO THESE ECONOMIC VARIABLES?

The strength of the employment reports together with an unexpected pickup in inflation during the period contributed to a sharp rise in interest rates. The yield on the benchmark two-year Treasury note, which was 1.83% at the end of 2003, bottomed in late March at 1.46%, peaked during the middle of June at 2.93% and ended the second quarter at 2.69%. During the six months ended June 30, 2004, the yield on the benchmark three-month Treasury bill rose 26 basis points to 1.29% while three-month LIBOR(1) rose 45 basis points to 1.65%.

HOW DID THE PORTFOLIO'S INVESTMENTS AFFECT PERFORMANCE DURING THE REPORTING PERIOD?

The Portfolio invested in securities issued by the U.S. Treasury and government-sponsored agencies, as well as in tier-1 rated securities issued by finance, insurance, brokerage, and industrial companies, as well as banks and bank holding companies. The performance of the Portfolio was negatively impacted by the fact that its duration was longer than that of the average fund. Consequently, securities held by the Portfolio were reinvested into higher-yielding securities at a slower pace.

HAVE MARKET DYNAMICS CHANGED SUBSTANTIALLY?

Despite strong employment growth in the spring, personal spending has slowed dramatically from

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND YIELDS WILL FLUCTUATE. INVESTMENT OBJECTIVES MAY NOT BE MET, AS THE UNDERLYING INVESTMENT OPTIONS ARE SUBJECT TO MARKET RISK AND FLUCTUATIONS IN VALUE. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.
1. The London interbank offered rate (LIBOR) is a floating interest rate that is widely used as a base rate in bank, corporate, and government lending agreements.

* Please refer to pages 25 and 26 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-14   MainStay VP Series Fund, Inc.

levels seen in the third quarter of 2003. Strong wage growth will be necessary to sustain spending in the months ahead as the effects of tax cuts fade, higher rates make mortgages less refinanceable, oil prices remain high, and the savings rate starts to rise. We will continue to maintain the duration of the Portfolio longer than the duration of the average money market fund as long as we believe that the rates implied by futures prices will not be realized.

Prior to the June meeting of the Federal Open Market Committee, the federal funds futures markets were assigning a very high probability to a 50 basis point rate increase at the August FOMC meeting. During this period, we rolled maturing securities into securities maturing in September and beyond, as we believed that the FOMC would not act this aggressively. Following the release of the June employment report, federal funds futures implied a 25 basis point rate hike at the August meeting.

WHAT IS YOUR OUTLOOK GOING FORWARD?

We will continuously monitor the economic data and the Portfolio's stance over the coming months. The Portfolio will continue to focus on high-quality, liquid investments as it seeks a level of income that is considered consistent with the preservation of capital and liquidity.

The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages 25 and 26 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-15

MAINSTAY VP COMMON STOCK PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                     AS OF 6/30/04
--------------------------------------------------------------------------------

                            SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS    YEARS
------------------------------------------------------------
After portfolio operating
  expenses                 2.86%    18.79%   -1.90%   10.71%

                                              After portfolio operating expenses

                                                   MAINSTAY VP COMMON
                                                       STOCK FUND             STANDARD & POOR'S 500        RUSSELL 1000 INDEX
                                                   ------------------         ---------------------        ------------------
6/30/94                                                  1000.00                     1000.00                     1000.00
12/31/94                                                 1045.00                     1049.00                     1047.00
12/31/95                                                 1350.00                     1443.00                     1443.00
12/31/96                                                 1681.00                     1774.00                     1767.00
12/31/97                                                 2131.00                     2366.00                     2347.00
12/31/98                                                 2697.00                     3042.00                     2981.00
12/31/99                                                 3505.00                     3682.00                     3604.00
12/31/00                                                 3388.00                     3347.00                     3324.00
12/31/01                                                 2809.00                     2949.00                     2910.00
12/31/02                                                 2128.00                     2297.00                     2280.00
12/31/03                                                 2689.00                     2956.00                     2961.00
6/30/04                                                  2766.00                     3058.00                     3060.00

    -- MainStay VP Common Stock Portfolio             -- Russell 1000 Index
    -- S&P 500 Index

 SERVICE CLASS(1)                                                  AS OF 6/30/04
--------------------------------------------------------------------------------

                            SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS    YEARS
------------------------------------------------------------
After portfolio operating
  expenses                 2.74%    18.50%   -2.13%   10.45%

                                              After portfolio operating expenses

                                                   MAINSTAY VP COMMON
                                                       STOCK FUND             STANDARD & POOR'S 500        RUSSELL 1000 INDEX
                                                   ------------------         ---------------------        ------------------
6/30/94                                                  1000.00                     1000.00                     1000.00
12/31/94                                                 1044.00                     1049.00                     1047.00
12/31/95                                                 1345.00                     1443.00                     1443.00
12/31/96                                                 1671.00                     1774.00                     1767.00
12/31/97                                                 2113.00                     2366.00                     2347.00
12/31/98                                                 2669.00                     3042.00                     2981.00
12/31/99                                                 3461.00                     3682.00                     3604.00
12/31/00                                                 3338.00                     3347.00                     3324.00
12/31/01                                                 2760.00                     2949.00                     2910.00
12/31/02                                                 2086.00                     2297.00                     2280.00
12/31/03                                                 2629.00                     2956.00                     2961.00
6/30/04                                                  2701.00                     3058.00                     3060.00

    -- MainStay VP Common Stock Portfolio             -- Russell 1000 Index
    -- S&P 500 Index

                                                               SIX     ONE   FIVE    TEN
BENCHMARKS                                                    MONTHS  YEAR   YEARS  YEARS
S&P 500(R) Index*                                              3.44%  19.11% -2.20% 11.83%
Russell 1000(R) Index*                                          3.33  19.48  -1.65  11.83

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY FOR YOUR POLICY, IN THE BEGINNING OF THIS BOOK, TO SEE RETURNS REFLECTIVE OF THESE CHARGES.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (1/23/84) through 6/4/03, adjusted to reflect the fees and expenses for such shares.

* Please refer to pages 25 and 26 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-16   MainStay VP Series Fund, Inc.

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP COMMON STOCK PORTFOLIO
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                       ENDING ACCOUNT                          VALUE
                                                        VALUE (BASED                         (BASED ON
                                       BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                        ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                         VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
SHARE CLASS                             1/1/04            6/30/04            PERIOD          EXPENSES)           PERIOD
------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS(1)                        $1,000             $1,029              $3              $1,047              $3
------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS(1)                        $1,000             $1,028              $4              $1,046              $4
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2004

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                    100.0%

See Portfolio of Investments on page 55 for specific holdings within these categories.

                                                  www.mainstayfunds.com     M-17

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Manager Harvey Fram of New York Life Investment Management LLC.

MAINSTAY VP COMMON STOCK PORTFOLIO

WHAT IS THE PORTFOLIO'S INVESTMENT STRATEGY?

The Portfolio normally invests at least 80% of its assets in common stocks. The Portfolio's management process is based on a bottom-up quantitative model. The Portfolio is managed with a large-cap core orientation and is benchmarked to the S&P 500(R) Index.*

On March 1, 2004, Harvey Fram became the Portfolio Manager, replacing James Agostisi and Patricia S. Rossi. Effective May 1, 2004, the Portfolio (formerly MainStay VP Growth Equity Portfolio) was renamed MainStay VP Common Stock Portfolio. The new name better reflects the Portfolio's core orientation, which includes both growth and value equities. The Portfolio's investment objective did not change.

WHAT FACTORS AFFECTED THE STOCK MARKET DURING THE FIRST SIX MONTHS OF 2004?

Dominant themes influencing the market included the war in Iraq, the fear that terrorism might again strike the United States, and rising energy prices. These negatives were offset by extremely strong earnings growth. During the second quarter, interest rates rose from their historically low levels when strong economic growth led to concern that the Federal Reserve would raise the targeted federal funds rate.

WHAT KEY DECISIONS AFFECTED THE PORTFOLIO'S PERFORMANCE DURING THE PERIOD.

The decision that had the biggest impact on the Portfolio was the change of Portfolio Manager. Today, the Portfolio is run using a quantitative model. The Portfolio was, however, positioned fairly neutrally during the period, with a projected beta(1) very close to one. The Portfolio was overweighted in the telecommunications, energy, and financials sectors during the period from March through June. As the reporting period progressed, the Portfolio increased its overweighted position in energy stocks, as companies in the energy sector were seen to have strong cash flow and earnings prospects. The Portfolio has increased its overweighted position in insurance stocks at the expense of other financial stocks as insurance-company cash flows have improved.

HOW DID MARKET EVENTS IMPACT THE PORTFOLIO?

During the four months since the Portfolio Manager change, the Portfolio's overweighted position in the energy sector outperformed the benchmark and made the single largest contribution to excess returns. The Portfolio underperformed its benchmark during April and May, primarily because of exposure to interest-rate-sensitive industry groups, such as utilities, which underperformed as interest rates rose.

WHY DID THE PORTFOLIO PERFORM AS IT DID RELATIVE TO ITS BENCHMARK?

From March through June 2004, the Portfolio performed in line with its benchmark, the S&P 500(R) Index,* before fees but underperformed after fees. The cost of the Portfolio Manager transition on March 1, 2004, was 26 basis points. Aside from the impact of the energy sector, the main drivers of outperformance and underperformance were stock specific. As just one example, TXU went through a financial restructuring. The Portfolio held an overweighted position in the stock, which rose 45% for the four-month period. Tyco International was also overweighted in the Portfolio. The company has been reinventing its image after the scandals of a few years ago, and the stock rose 16% during the period it was held in the Portfolio. From March through June, the largest detractors were Yahoo! and eBay,

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.
1. Beta is a measure of historical volatility relative to an appropriate index based on a portfolio's investment objective. A beta greater than 1.00 indicates volatility greater than the market's.
2. Performance percentages reflect total returns of the indicated securities for the six months ended June 30, 2004. Due to purchases and sales, the performance of Portfolio holdings may differ from that of the securities themselves.

* Please refer to pages 25 and 26 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-18   MainStay VP Series Fund, Inc.

which showed substantial advances but were underweighted in the Portfolio.

WHAT WERE SOME OTHER STRONG AND WEAK PERFORMERS IN THE PORTFOLIO?

For the six months ended June 30, 2004, the strongest positive contributors to the Portfolio's performance were communications equipment companies Avaya (+22.02%)(2) and Nokia (+28.06%). Other strong contributors to performance included Bank One (+12.79%) and Ford Motor (-0.87%). Although Ford Motor's six-month performance was weak, the stock advanced substantially from mid-March through the end of June. The stock that made the greatest negative contribution to the Portfolio's performance was industrial conglomerate 3M (+6.80%), which was sold before the stock recovered. Other negative contributors were biotechnology company Chiron (-21.66%) and J.P. Morgan Chase (+7.44%). Although Yahoo! (+61.67%) advanced strongly, the Portfolio's heavily underweighted position hurt performance. Embraer-Empresa Brasileira de Aeronautica (-13.82%) is an aerospace and defense company that detracted from performance when the Portfolio's overweighted position underperformed.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

Yes. As a result of the Portfolio Manager change, the Portfolio went from owning approximately 100 different stocks to owning approximately 550. The Portfolio changed from traditional fundamental management to a quantitative management style that strongly emphasized managing risk relative to the benchmark. During the first half of 2004, the largest purchases were American International Group, Pfizer, ExxonMobil, Verizon, and ChevronTexaco. The largest sales were 3M, Boston Scientific, Goldman Sachs Group, Dell, and Morgan Stanley.

HOW DO THE PORTFOLIO'S WEIGHTINGS COMPARE WITH THOSE OF THE BENCHMARK?

The benchmark for the Portfolio is the S&P 500(R) Index.* As of June 30, 2004, the most significantly underweighted sectors in the Portfolio were information technology (14.7% in the Portfolio versus 17.1% for the Index) and health care (11.5% versus 13.5% for the Index). The most significantly overweighted sectors were energy (8.5% versus 6.6% for the Index) and telecommunications (5.4% versus 3.4% for the Index). The Portfolio's quantitative model uses price-to-cash-flow, earnings trends and earnings quality, and price trends as its major inputs. Stocks are included in the Portfolio based on a combination of these factors. In some cases, stocks may be purchased for diversification and risk-control purposes, even if they score poorly in the model.

WHICH SECTORS MAY BE STRONG OR WEAK GOING FORWARD?

Based on the quantitative nature of the Portfolio's investment process, the stocks that are being favored by the model point to a slowdown in earnings growth among information technology companies and a continuation of the strong trend in energy stocks.

The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

The preceding information has not be audited.

Not all investment divisions are available under all policies.

* Please refer to pages 25 and 26 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-19

MAINSTAY VP CONVERTIBLE PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                     AS OF 6/30/04
--------------------------------------------------------------------------------

                           SIX      ONE    FIVE      SINCE
TOTAL RETURNS             MONTHS   YEAR    YEARS   INCEPTION
------------------------------------------------------------
After portfolio
  operating expenses      0.72 %   12.47%  4.75%    8.44 %

                                            (After portfolio operating expenses)

                                                                  MAINSTAY VP CONVERTIBLE           CREDIT SUISSE FIRST BOSTON
                                                                         PORTFOLIO                 CONVERTIBLE SECURITIES INDEX
                                                                  -----------------------          ----------------------------
10/1/96                                                                     1000                               1000
                                                                            1039                               1030
                                                                            1199                               1204
                                                                            1253                               1283
                                                                            1779                               1825
                                                                            1690                               1682
                                                                            1653                               1574
                                                                            1522                               1446
                                                                            1861                               1851
6/30/2004                                                                   1874                               1905

-- MainStay VP Convertible Portfolio      -- Credit Suisse First Boston Convertible
                                             Securities Index

 SERVICE CLASS(1)                                                  AS OF 6/30/04
--------------------------------------------------------------------------------

                           SIX      ONE    FIVE      SINCE
TOTAL RETURNS             MONTHS   YEAR    YEARS   INCEPTION
------------------------------------------------------------
After portfolio
  operating expenses      0.60 %   12.19%  4.50%    8.18 %

                                            (After portfolio operating expenses)

                                                                  MAINSTAY VP CONVERTIBLE           CREDIT SUISSE FIRST BOSTON
                                                                         PORTFOLIO                 CONVERTIBLE SECURITIES INDEX
                                                                  -----------------------          ----------------------------
10/1/96                                                                     1000                               1000
                                                                            1038                               1030
                                                                            1195                               1204
                                                                            1246                               1283
                                                                            1765                               1825
                                                                            1673                               1682
                                                                            1632                               1574
                                                                            1500                               1446
                                                                            1829                               1851
6/30/2004                                                                   1840                               1905

-- MainStay VP Convertible Portfolio      -- Credit Suisse First Boston Convertible
                                             Securities Index

                                                             SIX     ONE     FIVE     SINCE
BENCHMARKS                                                  MONTHS   YEAR   YEARS   INCEPTION

Credit Suisse First Boston(TM) Convertible Securities
Index*                                                      2.96%   14.73%  5.86%     8.67%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY FOR YOUR POLICY, IN THE BEGINNING OF THIS BOOK, TO SEE RETURNS REFLECTIVE OF THESE CHARGES.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (10/1/96) through 6/4/03, adjusted to reflect the fees and expenses for such shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-20   MainStay VP Series Fund, Inc.

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CONVERTIBLE PORTFOLIO
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                             ENDING ACCOUNT                  VALUE
                                                              VALUE (BASED                 (BASED ON
                                                 BEGINNING     ON ACTUAL      EXPENSES    HYPOTHETICAL    EXPENSES
                                                  ACCOUNT     RETURNS AND       PAID       5% RETURN        PAID
                                                   VALUE       EXPENSES)       DURING      AND ACTUAL      DURING
SHARE CLASS                                       1/1/04        6/30/04        PERIOD      EXPENSES)       PERIOD
------------------------------------------------------------------------------------------------------------------

INITIAL CLASS(1)                                  $1,000         $1,007          $3          $1,047          $3
------------------------------------------------------------------------------------------------------------------

SERVICE CLASS(1)                                  $1,000         $1,006          $4          $1,046          $5
------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2004

                       (PORTFOLIO COMPOSITION PIE CHART)

Convertible Bonds                                                       63.7%
Short-Term Investments (collateral from securities lending
  is 9.0%)                                                              19.7
Convertible Preferred Stocks                                            16.7
Common Stocks                                                            9.1
Liabilities in Excess of Cash and Other Assets                          -9.2

See Portfolio of Investments on page M-122 for specific holdings within these categories.

                                                  www.mainstayfunds.com     M-21

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Edward Silverstein and Edmund C. Spelman of MacKay Shields LLC.

MAINSTAY VP CONVERTIBLE PORTFOLIO

WHAT IS THE INVESTMENT STRATEGY OF THE PORTFOLIO?

The Portfolio invests primarily in convertible securities. It may also purchase high-yield debt, non-convertible debt, equities, U.S. government securities, and cash or cash equivalents. The Portfolio takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Portfolio seeks capital appreciation and current income.

During the first half of 2004, Edward Silverstein, who had formerly served as a co-Portfolio Manager, assumed the role of lead Portfolio Manager. Thomas Wynn has resigned from MacKay Shields LLC.

WHAT SIGNIFICANT FACTORS AND RISKS INFLUENCED THE MARKETS DURING THE FIRST HALF OF 2004?

The most significant factors that influenced the convertible bond market were the performance of equities, the movement of interest rates, and the effect of interest-rate movements on the price of fixed-income securities. The equity market, as represented by the S&P 500(R) Index,* was up slightly during the first six months of 2004. Bond prices fell as interest rates rose slightly when economic activity increased, albeit at a relatively subdued rate. In this environment, convertible indices produced slight gains for the first six months of 2004.

HOW DID THE MARKET EVENTS IMPACT THE PORTFOLIO?

Since the equity and fixed-income markets were relatively calm year-to-date, they had limited impact on the performance of the Portfolio. The primary factors that influenced Portfolio results were individual security selection and the Portfolio's underweighted and overweighted positions relative to various sectors of the benchmark.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS BENCHMARK?

The Portfolio underperformed its benchmark, as the best-performing names in the Credit Suisse First Boston(TM) Convertible Securities Index* were speculative issues, such as Nortel, Yahoo!, Sepracor, Elan Capital, and Lucent Technologies Capital Trust. We generally avoid securities that do not exhibit the return characteristics of "true" convertible bonds, or bonds that offer participation in the upside potential of the underlying common stock with limited participation in the downside. The speculative convertible instruments that we avoid tend to offer unattractive equity-type risk/reward profiles--full participation in the upside as well as the downside of the underlying common stock.

HOW DID YOU POSITION THE PORTFOLIO DURING THE FIRST HALF OF 2004?

With interest rates at near record lows, we continued to believe that rates can almost only move in one direction--higher. Given this view, we structured the Portfolio so that any upward movement in interest rates would have a minimal impact on the performance of the convertible bonds the Portfolio holds. To accomplish this, we focused on bonds that have relatively high deltas--ones whose performance is influenced more by the performance of the underlying common stock than the movement of interest rates. In addition, we focused the Portfolio's purchases on bonds that have either relatively short-term maturities, floating-rate structures, put features, or a combination of these characteristics. Any one of these features would significantly reduce the convertible instrument's sensitivity to changes in interest rates.

WHAT SPECIFIC FACTORS PROMPTED SIGNIFICANT DECISIONS FOR THE PORTFOLIO?

Because we are bottom-up investors, we generally do not fashion the Portfolio in response to general themes or events. We did, however, sell nearly all of the Portfolio's airline holdings on the belief that energy prices are likely to remain high for the foreseeable future. We also shared the market's general concern that some significant terrorist act or attempt may occur in the near future. With most air carriers already operating under financial distress, the combination of terrorist activity and high fuel costs could result in the demise of one or more of the larger operators. In addition, the industry is plagued by issues of overcapacity, high-cost labor, and low barriers to entry for potential new competitors.

WHAT WERE THE PORTFOLIO'S KEY INVESTMENTS BY MARKET SEGMENT?

The Portfolio's most significant area of investment is energy, specifically companies that sell equipment and services that are used to explore for and

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.
* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-22   MainStay VP Series Fund, Inc.

produce oil and gas. Approximately 15% of the Portfolio's assets are invested in the bonds, the common stock, and the convertible preferred stock of such companies. The Portfolio's largest investments in this area are Schlumberger, Pride International, Halliburton, and BJ Services. All of these companies stand to benefit as exploration and production companies such as ExxonMobil, Shell Finance, and British Petroleum increase their spending to find new sources of energy. As a group, the shares of the Portfolio's energy holdings have shown solid performance during the first half of 2004.

The Portfolio was also overweighted in basic industries such as paper & forest products. These investments represent approximately 7% of the Portfolio's assets. The Portfolio's largest holding in this industry, International Paper, represents approximately 0.5% of the Portfolio's assets. The common stock of International Paper rose 3.7%(1) during the first half of 2004. We continue to believe that in the wake of significant cost reductions in the industry, rising demand for paper products will lead to sharp earnings increases in the coming quarters.

The Portfolio's underweighted positions include information technology and travel & leisure. The Portfolio's underweighted position in information technology has not hurt relative performance. Unfortunately, the Portfolio's relative performance was hurt by a lack of exposure to travel & leisure names such as Carnival and Royal Caribbean Cruises, two stocks that did quite well during the first half of 2004. The Portfolio's holdings in auto manufacturers Ford (-2.1%) and General Motors (-12.7%) hurt the absolute performance of the Portfolio.

WERE THERE ANY SIGNIFICANT SALES IN THE PORTFOLIO DURING THE FIRST HALF OF 2004?

As we already mentioned, the Portfolio eliminated almost all of its airline holdings. Other significant sales included ASE Test, Cendant, Masco, Beverly Enterprises, and Mandalay Resort Group. ASE Test and Beverly Enterprises were sold when the stocks reached our price targets and we considered each to be fully valued. Cendant and Masco were sold because we believed that a significant rise in interest rates would hurt Masco's sales in the home-improvement market and would have a negative impact on Cendant's real estate brokerage units, Century 21 and Coldwell Banker. We sold the Portfolio's position in Mandalay Resort Group when the company received a takeover offer from MGM Mirage at a price significantly higher than the stock's then-current market price. Seeing limited further upside, we sold the position.

WHICH STOCKS DID THE PORTFOLIO PURCHASE DURING THE REPORTING PERIOD?

Several significant purchases were made for the Portfolio during the first half of 2004. They included Schlumberger, Whole Foods Markets, Goodyear Tire & Rubber, and Tyco International Group. We expect Schlumberger, an oil field services and equipment provider, to benefit from positive industry fundamentals. As more Americans look to improve their diets, Whole Foods Markets is likely to see earnings continue to increase at a rapid rate, with new stores and increasing sales-per-store driving earnings increases. Goodyear Tire & Rubber is in the process of exiting unprofitable markets, such as original equipment tires, and focusing on cost cutting. The company is also improving its position in the more-profitable replacement-tire market. We believe the company's shares will move higher as the market becomes aware of this turnaround story. Tyco International Group has seen its bottom line improve as sales growth, cost cutting, and deleveraging have all positively impacted earnings.

WHAT IS YOUR OUTLOOK GOING FORWARD?

We expect the markets to be choppy ahead of the November election. We see no reason to expect that the threat of terrorism will disappear. Nevertheless, we believe that an improving economy, fueled by low interest rates and the potential catalyst of a stabilizing Iraq, will carry the day and propel equity markets higher. Should this happen, convertible bond prices should benefit as well.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Certain of the Portfolio's investments have speculative characteristics.

High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

1. Performance percentages for Portfolio holdings reflect the price performance of the indicated securities for the six months ended June 30, 2004, or for the portion of the reporting period shares were held in the Portfolio, if shorter. Due to purchases and sales, the performance of Portfolio holdings may differ from that of the securities themselves.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-23

MAINSTAY VP GOVERNMENT PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                     AS OF 6/30/04
--------------------------------------------------------------------------------

                             SIX      ONE      FIVE     TEN
TOTAL RETURNS               MONTHS    YEAR    YEARS    YEARS
-------------------------------------------------------------
After portfolio operating
  expenses                  -0.19%   -1.00%    5.99%    6.55%

                                            (after portfolio operating expenses)

                                                                MAINSTAY VP GOVERNMENT FUND            LB GOV'T BOND INDEX
                                                                ---------------------------            -------------------
6/30/94                                                                     1000                               1000
                                                                            1008                               1008
                                                                            1176                               1193
                                                                            1203                               1226
                                                                            1317                               1343
                                                                            1436                               1475
                                                                            1411                               1442
                                                                            1583                               1634
                                                                            1688                               1752
                                                                            1854                               1953
                                                                            1889                               1999
6/30/04                                                                     1886                               1996

    -- MainStay VP Government Portfolio         -- Lehman Brothers Gov't Bond Index

 SERVICE CLASS(1)                                                  AS OF 6/30/04
--------------------------------------------------------------------------------

                             SIX      ONE      FIVE     TEN
TOTAL RETURNS               MONTHS    YEAR    YEARS    YEARS
-------------------------------------------------------------
After portfolio operating
  expenses                  -0.32%   -1.25%    5.73%    6.28%

                                            (after portfolio operating expenses)

                                                                MAINSTAY VP GOVERNMENT FUND            LB GOV'T BOND INDEX
                                                                ---------------------------            -------------------
6/30/94                                                                     1000                               1000
                                                                            1007                               1008
                                                                            1172                               1193
                                                                            1196                               1226
                                                                            1306                               1343
                                                                            1420                               1475
                                                                            1391                               1442
                                                                            1558                               1634
                                                                            1657                               1752
                                                                            1816                               1953
                                                                            1845                               1999
6/30/04                                                                     1839                               1996

    -- MainStay VP Government Portfolio         -- Lehman Brothers Gov't Bond Index

                                                               SIX     ONE    FIVE    TEN
BENCHMARK                                                     MONTHS   YEAR   YEARS  YEARS

Lehman Brothers(R) Government Bond Index*                     -0.13%  -1.36%  6.72%  7.16%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY FOR YOUR POLICY, IN THE BEGINNING OF THIS BOOK, TO SEE RETURNS REFLECTIVE OF THESE CHARGES.

1. Performance for the Service Class shares, first offered 6/4/03, includes the historical performance of the Initial Class shares from inception (1/29/93) through 6/3/03, adjusted to reflect the fees and expenses for such shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-24   MainStay VP Series Fund, Inc.

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP GOVERNMENT PORTFOLIO
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                             ENDING ACCOUNT                  VALUE
                                                              VALUE (BASED                 (BASED ON
                                                 BEGINNING     ON ACTUAL      EXPENSES    HYPOTHETICAL    EXPENSES
                                                  ACCOUNT     RETURNS AND       PAID       5% RETURN        PAID
                                                   VALUE       EXPENSES)       DURING      AND ACTUAL      DURING
SHARE CLASS                                       1/1/04        6/30/04        PERIOD      EXPENSES)       PERIOD
------------------------------------------------------------------------------------------------------------------

INITIAL CLASS(1)                                  $1,000          $998           $3          $1,047          $3
------------------------------------------------------------------------------------------------------------------

SERVICE CLASS(1)                                  $1,000          $997           $4          $1,046          $4
------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).
 PORTFOLIO COMPOSITION AS OF JUNE 30, 2004

                       (PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies                                       84.3%
Short-Term Investments (collateral from securities lending
  is 10.9%)                                                              25.6
Asset-Backed Securities                                                   4.9
Corporate Bonds                                                           3.4
Mortgage-Backed Security                                                  0.8
Municipal Bond                                                            0.4
Liabilities in Excess of Cash and Other Assets                          -19.4

See Portfolio of Investments on page M-133 for specific holdings within these categories.

                                                  www.mainstayfunds.com     M-25

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Gary Goodenough and Joseph Portera of MacKay Shields LLC.

MAINSTAY VP GOVERNMENT PORTFOLIO

WHAT IS THE PORTFOLIO'S INVESTMENT STRATEGY?

The Portfolio invests primarily in U.S. government securities, but it may also invest a portion of its assets in mortgage-related and asset-backed securities or other non-U.S. government securities. The Portfolio's investment process may include analysis of economic trends as well as factors pertinent to particular issuers and securities.

WHAT MAJOR FACTORS INFLUENCED THE BOND MARKETS DURING THE FIRST HALF OF 2004?

The bond markets paid close attention to the assessments of economic risk by the Federal Open Market Committee. At the beginning of 2004, the targeted federal funds rate stood at an accommodative 1.0%, and there was strong concern that a higher rate might throw the fragile economy off its growth path. Over time, the market reacted to firming economic data that suggested higher inflation might prompt the FOMC to raise the targeted federal funds rate.

WHEN AND HOW DID TREASURY SECURITIES REACT?

The two-year, five-year, 10-year, and 30-year benchmark Treasury issues began the reporting period yielding 1.8%, 3.2%, 4.2%, and 5.1%, respectively. During the first quarter, Treasury rates drifted lower on inconclusive economic data. In April, however, key economic releases showed core inflation rising at a 0.4% monthly rate, nonfarm payrolls rising by 308,000, and first-quarter real gross domestic product matching the 4.1% annual rate in the fourth quarter of 2003. Treasury yields jumped over 50 basis points in April, continued to rise in May, then leveled off in June when mixed data helped dampen concern that the economy was entering an inflationary spiral. At the end of June, the benchmark rates had risen to 2.7%, 3.8%, 4.6%, and 5.3%, respectively.

DID THE FEDERAL OPEN MARKET COMMITTEE EVER TAKE ANY ACTION?

Consistent with the market's expectations, the FOMC initiated a monetary tightening cycle by raising the federal funds target rate to 1.25% on June 30, 2004. The market now appears to anticipate a targeted federal funds rate of 2.00% to 2.25% by year-end. We believe this is a reasonable rate that can be achieved over the four remaining Federal Open Market Committee meetings in 2004. More aggressive tightening is unlikely, since the FOMC has no incentive to frighten consumers or to suggest that inflationary pressures are greater than the data may indicate.

The flattening of the Treasury yield curve, with longer-maturity yields rising less than shorter-maturity yields, acknowledges the market's belief that the Federal Open Market Committee's actions will keep inflation at bay. If the market believed that the FOMC was not being sufficiently vigilant, longer-maturity yields would rise, causing the yield curve to steepen. Static inflation expectations have led us to view Treasury inflation-protected securities as having limited value relative to nominal Treasuries at current breakeven inflation levels.

WHICH SECTORS SHOWED STRONG RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

During the period, agency debentures and corporate bonds performed relatively in line with Treasuries because their yield advantages were offset by wider spreads.(1) Speculation about the timing and pace of Federal Open Market Committee action kept the core buyer base in these sectors off-balance, which drained momentum from market flows. Mortgage-backed and asset-backed securities fared better, particularly in the later stages of the reporting period, when interest-rate volatility subsided. The resilience

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges.

1. Most investment-grade securities have higher yields than Treasuries to compensate investors for higher risk. The "spread" is the difference between the yield of a security and the yield of a similar-duration Treasury. When the spread narrows, the security typically outperforms its Treasury benchmark.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-26   MainStay VP Series Fund, Inc.

of the homeowner and the consumer, whose loans collateralize many of these securities, also helped.

Relative to duration-matched Treasuries, asset-backed securities provided +53 basis points of excess return, residential mortgage-backed securities followed at +36, and agency debentures were next at +10. AAA-rated(2) corporate bonds matched comparable-duration Treasuries. BBB-rated corporates underperformed by 2 basis points and A-rated corporates underperformed by 4 basis points.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD?

The Portfolio was invested 18.1% in Treasuries, 15.7% in agency debentures, 51.9% in residential mortgage-backed securities issued by government-related and government-sponsored housing enterprises (Fannie Mae, Freddie Mac, and Ginnie
Mae), 3.9% in investment-grade corporate bonds, 4.9% in asset-backed securities, and 5.5% in money-market instruments. In total, the allocation to non-U.S. government-related securities was limited to 10%.

The Portfolio has a moderate risk profile and is positioned to take advantage of tighter spreads. As traditional Treasury investors (such as foreign central banks) crossover to other sectors in search of higher yields, spread product with strong credit ratings has the potential to outperform Treasuries.

WHAT WAS THE PORTFOLIO'S DURATION STRATEGY?

The Portfolio's duration was 4.1 years on June 30, 2004, nearly one-half year shorter than at the beginning of the year. We chose to shorten the Portfolio's duration to position the Portfolio for rising rates. To accomplish the shortening, we progressively sold about 9% of our allocation to Treasuries as the reporting period unfolded and evenly split the proceeds between shorter-duration agency debentures and agency discount notes. In hindsight, we should have been more aggressive earlier in the year. In April, the Portfolio had a duration posture that hurt its performance relative to its peers, since a longer duration left the Portfolio more sensitive to rising interest rates. The duration effect offset the benefits of emphasizing spread product in the Portfolio.

WHAT DO YOU SEE GOING FORWARD?

We anticipate that the targeted federal funds rate may end the year 75 to 100 basis points higher than where it is now. Much of this move may already be priced into Treasury rates. If inflation heats up, the Federal Open Market Committee may be even more aggressive. Against this backdrop, we continue to maintain a moderate risk profile in the Portfolio, and we are continuing to position the Portfolio to take advantage of tighter spreads.

We believe that mortgage-backed securities may have attractive prospects for the balance of the year. Based on historical evidence, we anticipate strong support from investor sponsorship, positive yield spreads to U.S. Treasuries, and favorable supply-and-demand dynamics. We have less enthusiasm for Treasury inflation-protected securities (TIPS), but may reassess our view if inflation expectations should rise.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

2. Debt rated AAA has the highest rating assigned by Standard & Poor's, and in the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. Debt rated A by Standard & Poor's is deemed by Standard & Poor's to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. In the opinion of Standard & Poor's, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is the opinion of Standard & Poor's, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.

While some securities in the Portfolio may carry government backing or guaranteed payment of interest and principal, shares of the Portfolio are not guaranteed, their prices will fluctuate, and shares, when sold, may be worth more or less than their original cost.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-27

MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                     AS OF 6/30/04
--------------------------------------------------------------------------------

                        SIX      ONE     FIVE      SINCE
TOTAL RETURNS          MONTHS    YEAR    YEARS   INCEPTION
----------------------------------------------------------
After portfolio
  operating expenses   2.61%    15.71%   7.54%     9.92%

                                            (After portfolio operating expenses)

                                                                   MAINSTAY VP HIGH YIELD
                                                                  CORPORATE BOND PORTFOLIO            CSFB HIGH YIELD INDEX
                                                                  ------------------------            ---------------------
5/1/95                                                                      1000                               1000
                                                                            1101                               1097
                                                                            1289                               1233
                                                                            1457                               1389
                                                                            1496                               1397
                                                                            1688                               1443
                                                                            1589                               1367
                                                                            1667                               1447
                                                                            1702                               1492
                                                                            2321                               1908
6/30/04                                                                     2381                               1956

    -- MainStay VP High Yield Corporate      -- Credit Suisse First Boston High
       Bond Portfolio                        Yield Index

 SERVICE CLASS(1)                                                  AS OF 6/30/04
--------------------------------------------------------------------------------

                        SIX      ONE     FIVE      SINCE
TOTAL RETURNS          MONTHS    YEAR    YEARS   INCEPTION
----------------------------------------------------------
After portfolio
  operating expenses   2.48%    15.43%   7.30%     9.66%

                                            (After portfolio operating expenses)

                                                                   MAINSTAY VP HIGH YIELD
                                                                  CORPORATE BOND PORTFOLIO            CSFB HIGH YIELD INDEX
                                                                  ------------------------            ---------------------
5/1/95                                                                      1000                               1000
                                                                            1099                               1097
                                                                            1284                               1233
                                                                            1448                               1389
                                                                            1483                               1397
                                                                            1670                               1443
                                                                            1569                               1367
                                                                            1642                               1447
                                                                            1672                               1492
                                                                            2274                               1908
6/30/04                                                                     2331                               1956

    -- MainStay VP High Yield Corporate      -- Credit Suisse First Boston High
       Bond Portfolio                        Yield Index

                                                               SIX     ONE    FIVE     SINCE
BENCHMARK                                                     MONTHS   YEAR   YEARS  INCEPTION

Credit Suisse First Boston(TM) High Yield Index*               2.47%  11.75%  6.37%      7.58%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY FOR YOUR POLICY, IN THE BEGINNING OF THIS BOOK, TO SEE RETURNS REFLECTIVE OF THESE CHARGES.

1. Performance for the Service Class shares, first offered 6/4/03, includes the historical performance of the Initial Class shares from inception (5/1/95) through 6/3/03, adjusted to reflect the fees and expenses for such shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-28   MainStay VP Series Fund, Inc.

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                       ENDING ACCOUNT                          VALUE
                                                        VALUE (BASED                         (BASED ON
                                       BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                        ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                         VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
SHARE CLASS                             1/1/04            6/30/04            PERIOD          EXPENSES)           PERIOD
------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS(1)                        $1,000             $1,026              $3              $1,047              $3
------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS(1)                        $1,000             $1,025              $4              $1,046              $4
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2004

                       (PORTFOLIO COMPOSITION PIE CHART)

Corporate Bonds                                                         65.1%
Short-Term Investments                                                  15.4
Foreign Corporate Bonds                                                  9.1
Yankee Bonds                                                             4.7
Convertible Bonds                                                        3.7
Common Stocks                                                            3.2
Preferred Stocks                                                         1.6
Loan Assignments & Participations                                        1.1
Asset-Backed Securities                                                  0.7
Convertible Preferred Stocks                                             0.5
Warrants                                                                 0.1
Mortgage-Backed Securities                                               0.1
Liabilities in Excess of Cash and Other Assets                          -5.3

See Portfolio of Investments on page M-141 for specific holdings within these categories.

                                                  www.mainstayfunds.com     M-29

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Donald E. Morgan, CFA, and J. Matthew Philo, CFA, of MacKay Shields LLC.

MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

WHAT IS THE PORTFOLIO'S INVESTMENT STRATEGY?

The Portfolio invests primarily in domestic and foreign high-yield corporate debt securities that are rated below investment grade by Moody's or S&P or that are unrated but considered by the subadvisor to be of comparable quality. The Portfolio's investment process seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies.

WHAT TRENDS AFFECTED THE PERFORMANCE OF THE HIGH-YIELD MARKET DURING THE FIRST HALF OF 2004?

Default rates have continued to decline from their peak in 2002, which has encouraged investors. An ongoing economic recovery increased the probability that high-yield issuers would meet their debt obligations. These considerations helped lower-quality credits outperform their higher-quality counterparts during the six months ended June 30, 2004. As the period progressed, however, the performance gap between lower-quality and higher-quality credits narrowed as investors became more risk averse.

HOW DID YOU POSITION THE PORTFOLIO FROM A CREDIT PERSPECTIVE?

We break down the high-yield market into risk groups, based on credit ratings and fundamentals. During the reporting period, we migrated away from upper-tier high-yield securities and highly speculative issues into bonds that were more in the middle range among high-yield issuers. The resulting allocation across the various risk groups served to increase the Portfolio's overall credit quality. In light of recent strong results, we have found fewer buying opportunities that meet our strict investment criteria, and the Portfolio has held a higher-than-usual cash position.

HOW DID YOU POSITION THE PORTFOLIO FROM A SECTOR OR INDUSTRY PERSPECTIVE?

Over the six months ended June 30, 2004, the Portfolio's absolute weightings increased in bonds issued by service, automotive, and energy companies. We decreased the Portfolio's exposure to health care, telecommunications, and utility bonds. At the end of June 2004, the Portfolio's most significantly overweighted positions relative to the Credit Suisse First Boston(TM) High Yield Index* were in information technology, airlines, and packaging. At the same time, the Portfolio held underweighted positions relative to the benchmark in gaming, manufacturing, and leisure.

DID YOU ADJUST THE PORTFOLIO'S DURATION POSITIONING DURING THE PERIOD?

As bottom-up investors, duration is primarily a residual of our investment process. We believe that high-yield bonds have risk and reward characteristics that are similar to equities. For this reason, traditional fixed-income strategies, such as yield-curve positioning, maturity structure, and duration management, are not the focal point of our investment process. Instead, we feel that the ultimate driver of high-yield returns is the default rate, which has steadily declined since the end of 2002. While rising interest rates might have a negative impact on the Portfolio, we would expect the effects to be muted compared to the impact on investment-grade debt.

WHAT WERE SOME OF THE PORTFOLIO'S STRONG PERFORMERS DURING THE REPORTING PERIOD?

Chemical companies are now passing increases in natural gas and crude oil prices along to their customers, which has resulted in profitability improvements during the first half of 2004 and has consequently helped the industry. The Portfolio's chemical holdings include Equistar Chemical, Sovereign Specialty Chemical, and Terra Capital.

The Portfolio's exposure to the financials sector added value during the first half of 2004 as well. LaBranche, the NYSE specialist firm, was a strong contributor to performance toward the later part of the reporting period. Other investments in financials include Crum & Forster Holding, Fairfax Financial, Providian Financial, and Sovereign Real Estate Investment.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-30   MainStay VP Series Fund, Inc.

Among the Portfolio's other top performers for the six months ended June 30, 2004, were Nextel International, US Unwired, Alamosa, QuadraMed, and Cherokee International.

WERE THERE OTHER AREAS OF STRENGTH?

We added value to the Portfolio with automotive and transportation issues. Goodyear Tire & Rubber, the worldwide manufacturer and distributor of tires, is one of the Portfolio's largest positions. We see evidence of an operational turnaround at the company. Other transportation companies owned by the Portfolio include Mark IV Industries, a global manufacturer of automotive and industrial systems; ArvinMeritor, a global provider of integrated systems and components for the automotive industry; and Grupo Transportacion Ferroviaria Mexicana, a Mexican railroad company.

WERE THERE ANY HOLDINGS THAT DIDN'T MEET YOUR EXPECTATIONS?

The Portfolio's airline investments were a disappointment. Airlines were the worst performing industry for the second quarter of 2004, and they continued to suffer from increased fuel costs. Delta Air Lines also suffered because of anxiety over upcoming negotiations with the pilots' union. The Portfolio's holdings in Delta Air Lines and Northwest Airlines weighed down the Portfolio's return. One bright spot was BE Aerospace, an aerospace manufacturing concern, which was one of the Portfolio's top performers.

Utilities exhibited poor performance during the reporting period. The Portfolio's position in Calpine suffered after the company reported lackluster first-quarter results in May of 2004. While investors reacted negatively to the company's current cash outflow, liquidity remains strong. The Portfolio's other utility holdings include AES, Caithness Coso Funding, and Dynegy Holdings.

The Portfolio continues to have significant exposure in gas distribution companies, also known as pipeline companies. These include El Paso, Tennessee Gas Pipelines, ANR Pipeline, and Williams. Pipeline companies are regulated and have a stable business that can be viewed as an asset and may provide liquidity if the parent company gets into trouble. Although performance has been hit or miss, we continue to view our exposure to the holdings as beneficial.

Among the Portfolio's other poor performers for the first half of 2004 were Mirant Americas Generation, Loral CyberStar, Abitibi-Consolidated, Minorplanet Systems USA, and Quintiles Transnational.

WHAT IS YOUR OUTLOOK FOR THE HIGH-YIELD MARKET?

Our view of the high-yield market remains constructive. Interest rates, however, are now a headwind. As an asset class, high-yield securities tend to have a lower duration than most fixed-income products, but the effects of rising rates are still being felt. In the current environment, technicals are having more of a negative impact than fundamentals. We continue to see default rates decline as the economy improves.

In the recent lending environment, the average high-yield company has been able to dramatically repair its balance sheet, which has lowered the likelihood of default in years ahead. With declining default rates, we believe the high-yield bond market still sells at an attractive yield-spread premium relative to U.S. Treasury bonds. We believe that this may allow for further spread tightening in the high-yield market.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility.

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets.

The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-31

MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                     AS OF 6/30/04
--------------------------------------------------------------------------------

                        SIX      ONE     FIVE      SINCE
TOTAL RETURNS          MONTHS    YEAR    YEARS   INCEPTION
----------------------------------------------------------
After portfolio
  operating expenses   2.92%    22.55%   2.61%     6.39%

                                            (After portfolio operating expenses)

                                                                 MAINSTAY VP INTERNATIONAL
                                                                        EQUITY FUND                      MSCI EAFE INDEX
                                                                 -------------------------               ---------------
5/1/95                                                                      1000                               1000
                                                                            1070                               1052
                                                                            1182                               1116
                                                                            1243                               1136
                                                                            1531                               1363
                                                                            1960                               1730
                                                                            1606                               1485
                                                                            1381                               1167
                                                                            1320                                981
                                                                            1716                               1359
6/30/2004                                                                   1766                               1421

    -- MainStay VP International Equity Portfolio             -- MSCI EAFE Index

 SERVICE CLASS(1)                                                  AS OF 6/30/04
--------------------------------------------------------------------------------

                        SIX      ONE     FIVE      SINCE
TOTAL RETURNS          MONTHS    YEAR    YEARS   INCEPTION
----------------------------------------------------------
After portfolio
  operating expenses   2.79%    22.25%   2.36%     6.14%

                                            (After portfolio operating expenses)

                                                                 MAINSTAY VP INTERNATIONAL
                                                                        EQUITY FUND                      MSCI EAFE INDEX
                                                                 -------------------------               ---------------
5/1/95                                                                      1000                               1000
                                                                            1068                               1052
                                                                            1178                               1116
                                                                            1235                               1136
                                                                            1517                               1363
                                                                            1938                               1730
                                                                            1584                               1485
                                                                            1359                               1167
                                                                            1296                                981
                                                                            1680                               1359
6/30/2004                                                                   1727                               1421

    -- MainStay VP International Equity Portfolio             -- MSCI EAFE Index

                                                            SIX     ONE    FIVE     SINCE
BENCHMARK                                                  MONTHS   YEAR   YEARS  INCEPTION

MSCI EAFE(R) Index*                                        4.56%   32.37%  0.06%    3.91%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY FOR YOUR POLICY, IN THE BEGINNING OF THIS BOOK, TO SEE RETURNS REFLECTIVE OF THESE CHARGES.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (5/1/95) through 6/4/03, adjusted to reflect the fees and expenses for such shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-32   MainStay VP Series Fund, Inc.

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                             ENDING ACCOUNT                  VALUE
                                                              VALUE (BASED                 (BASED ON
                                                 BEGINNING     ON ACTUAL      EXPENSES    HYPOTHETICAL    EXPENSES
                                                  ACCOUNT     RETURNS AND       PAID       5% RETURN        PAID
                                                   VALUE       EXPENSES)       DURING      AND ACTUAL      DURING
SHARE CLASS                                       1/1/04        6/30/04        PERIOD      EXPENSES)       PERIOD
------------------------------------------------------------------------------------------------------------------

INITIAL CLASS(1)                                  $1,000         $1,029          $5          $1,045          $5
------------------------------------------------------------------------------------------------------------------

SERVICE CLASS(1)                                  $1,000         $1,028          $6          $1,044          $6
------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2004

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                           90.7%
Short-Term Investments (collateral from securities lending
  6.9%)                                                                  8.4
Warrants                                                                 2.3
Preferred Stock                                                          1.3
Liabilities in Excess of Cash and Other Assets                          -2.7

See Portfolio of Investments on page M-158 for specific holdings within these categories.

                                                  www.mainstayfunds.com     M-33

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Manager Rupal J. Bhansali of MacKay Shields LLC.

MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO

WHAT IS THE PORTFOLIO'S INVESTMENT STRATEGY?

The Portfolio invests primarily in equity securities of companies that do business mainly outside of the United States. Investments are made in a variety of countries, including at least five countries other than the United States. The Portfolio may invest in established economies and emerging markets that the subadvisor believes present favorable opportunities. The Portfolio's investment process uses a bottom-up stock-selection discipline. In selecting securities, the subadvisor uses proprietary quantitative and qualitative tools and in-depth fundamental research.

WHAT MAJOR FACTORS INFLUENCED INTERNATIONAL EQUITIES DURING THE FIRST HALF OF 2004?

Several factors contributed to the positive performance of international stocks. Some of Japan's reforms appear to be helping stabilize prices and promote economic growth. To avoid past patterns of quickly cycling back into a recession, the Bank of Japan appears to be exercising patience about removing its monetary stimulus. In Europe, the economic news has been mixed. Over the six-month reporting period, the euro declined in value against the dollar reversing slightly from the euro's high of 1.29 in mid-February. For companies exporting to North America, the weakening currency has helped ease profit concerns. In the United States, rising profits and higher gross domestic product have raised inflation concerns. On June 30, 2004, the Federal Open Market Committee raised the targeted federal funds rate by 25 basis points to 1.25%.

WHAT WERE THE STRONGEST MARKET SECTORS DURING THE REPORTING PERIOD?

All but one sector advanced in the first half of 2004. As measured by the Morgan Stanley Capital International EAFE Index,* utilities was the best-performing sector, advancing more than 10% in U.S. dollar terms for the six months ended June 30, 2004. The worst-performing sector was telecommunication services, which returned -3.0% in U.S. dollar terms for the reporting period.

WHICH PORTFOLIO HOLDINGS DID PARTICULARLY WELL?

Porsche added value to the Portfolio. The company exceeded sales targets for Porsche's new Cayenne SUV and saw sales move toward higher-margin models. Euronext is a pan-European stock exchange resulting from the merger of exchanges in Paris, Brussels, Amsterdam, and Lisbon. The combined exchange provides increased liquidity allowing the company to get closer to achieving its goal of being Europe's premier financial exchange.

WHICH STOCKS DETRACTED FROM THE PORTFOLIO'S PERFORMANCE?

Global business-services company Rentokil Initial faced pressure as the war in Iraq slowed corporate spending around the world. We sold the Portfolio's position in the stock. Although Banco Popular Espanol benefited from a recent surge in loans and from increasing profits (while competitors' profits declined), the shares declined after the company's chief financial officer made comments about being interested in rivals that were approaching "reasonable prices." The Portfolio continues to hold the stock.

WHAT STOCKS DID THE PORTFOLIO PURCHASE DURING THE REPORTING PERIOD?

There were several. We added NTT DoCoMo, a Japanese wireless telecommunications company in January 2004 to take advantage of increases in consumer spending that should accompany an improving Japanese economy. Venture, a Singapore-based contract manufacturing-services company, has benefited from increased demand for printers and handheld computers. The Portfolio has been building a position in the stock since November of 2003.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-34   MainStay VP Series Fund, Inc.

WERE THERE ANY SIGNIFICANT SALES?

Nintendo, known globally for its handheld and console game systems, faced stiff competition from Microsoft and Sony, and we sold the Portfolio's entire position in the stock. Syngenta produces crop protection products and seeds. We sold the Portfolio's position in January 2004 when our profit and growth projections suggested that the stock had surpassed its fair value.

HOW IS THE PORTFOLIO POSITIONED RELATIVE TO ITS BENCHMARK?

As of June 30, 2004, the Portfolio was significantly overweighted relative to the MSCI EAFE(R) Index* in defensive sectors, such as consumer staples and utilities, and was slightly overweighted in financials and industrials. Underweighted sectors included telecommunication services and energy. At the end of June, the Portfolio was market weighted in information technology. The Portfolio's holdings in consumer staples and information technology provided the greatest contributions to the Portfolio's absolute performance during the first half of 2004. Industrial stocks, which account for about 10% of the Portfolio's net assets, detracted from absolute performance.

WHERE ARE YOU FINDING THE MOST COMPELLING OPPORTUNITIES?

Primarily in Europe and Asian nations other than Japan. Our bottom-up approach is not based on location but on fundamental merits. Since we have recently found attractive Japanese businesses that meet our investment criteria, however, our under-weighted position in Japan has become less significant over time.

WHAT DO YOU ANTICIPATE IN THE COMING MONTHS?

Since we do not anticipate a major shift in business activity, the Portfolio's weightings are unlikely to change dramatically. At the same time, we remain alert and willing to opportunistically buy stocks in challenged industry groups, such as telecommunication services and media, if prices correct and values become sufficiently compelling. By focusing on companies with long histories of stable growth and strong fundamentals, we will continue to seek solid results for the Portfolio's shareholders over full market cycles.

The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in U.S. or foreign tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets.

The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of more than 100%.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-35

MAINSTAY VP MID CAP CORE PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                     AS OF 6/30/04
--------------------------------------------------------------------------------

                                 SIX      ONE       SINCE
TOTAL RETURNS                   MONTHS    YEAR    INCEPTION
-----------------------------------------------------------
After portfolio operating
  expenses                      6.37%    28.04%     5.70%

                                            (After portfolio operating expenses)

                                                                  MAINSTAY VP MID CAP CORE
                                                                         PORTFOLIO                     RUSSELL MIDCAP INDEX
                                                                  ------------------------             --------------------
7/2/01                                                                      1000                               1000
                                                                             941                                963
                                                                             820                                807
                                                                            1110                               1130
6/30/2004                                                                   1181                               1205

      -- MainStay VP Mid Cap Core Portfolio                 -- Russell Midcap Index

 SERVICE CLASS(1)                                                  AS OF 6/30/04
--------------------------------------------------------------------------------

                                 SIX      ONE       SINCE
TOTAL RETURNS                   MONTHS    YEAR    INCEPTION
-----------------------------------------------------------
After portfolio operating
  expenses                      6.24%    27.72%     5.44%

                                            (After portfolio operating expenses)

                                                                  MAINSTAY VP MID CAP CORE
                                                                         PORTFOLIO                     RUSSELL MIDCAP INDEX
                                                                  ------------------------             --------------------
7/2/01                                                                      1000                               1000
                                                                             940                                963
                                                                             817                                807
                                                                            1103                               1130
6/30/2004                                                                   1172                               1205

      -- MainStay VP Mid Cap Core Portfolio                 -- Russell Midcap Index

                                                               SIX     ONE      SINCE
BENCHMARK                                                     MONTHS   YEAR   INCEPTION

Russell Midcap(R) Index*                                       6.67%  29.39%    6.42%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY FOR YOUR POLICY, IN THE BEGINNING OF THIS BOOK, TO SEE RETURNS REFLECTIVE OF THESE CHARGES.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (7/2/01) through 6/4/03, adjusted to reflect the fees and expenses for such shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-36   MainStay VP Series Fund, Inc.

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MID CAP CORE PORTFOLIO
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                       ENDING ACCOUNT                          VALUE
                                                        VALUE (BASED                         (BASED ON
                                       BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                        ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                         VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
SHARE CLASS                             1/1/04            6/30/04            PERIOD          EXPENSES)           PERIOD
------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS(1)                        $1,000             $1,064              $5              $1,045              $5
------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS(1)                        $1,000             $1,063              $6              $1,044              $6
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2004

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                           99.4%
Cash and Other Assets (less liabilities)                                 0.6

See Portfolio of Investments on page M-166 for specific holdings within these categories.

                                                  www.mainstayfunds.com     M-37

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Manager Harvey Fram of New York Life Investment Management LLC.

MAINSTAY VP MID CAP CORE PORTFOLIO

WHAT IS THE PORTFOLIO'S INVESTMENT STRATEGY?

The Portfolio primarily invests in common stocks of U.S. mid-cap companies, with market capitalizations similar to companies in the Russell Midcap(R) Index.* The Portfolio seeks mid-cap companies that the subadvisor believes will outperform the average of the mid-cap universe. The Portfolio management process is based on a bottom-up quantitative model. The Portfolio maintains a mid-cap core orientation and is benchmarked to the Russell Midcap(R) Index.*

WHAT FACTORS INFLUENCED THE STOCK MARKET DURING THE FIRST SIX MONTHS OF 2004?

Dominant themes influencing the market included the war in Iraq, the fear that terrorism might again strike the United States, and rising energy prices. These negatives were offset by extremely strong earnings growth. During the second quarter, interest rates rose from their historically low levels when strong economic growth led to concern that the Federal Open Market Committee would raise the targeted federal funds rate.

HOW DID MARKET EVENTS IMPACT THE PORTFOLIO?

During the first six months of 2004, the Portfolio generally performed in line with its benchmark. The Portfolio outperformed the Russell Midcap(R) Index* before fees and underperformed after fees. Stock-specific events tended to have a larger impact on excess returns than market events. The Portfolio's overweighted position in energy stocks, however, had a positive impact on performance as oil prices rose. The health care sector was the largest detractor from the Portfolio's performance, but again, the results were primarily driven by stock-specific events.

WHAT WERE SOME STOCK-SPECIFIC EVENTS THAT HELPED OR HURT THE PORTFOLIO?

The largest positive contributor to excess returns, TXU, went through a financial restructuring. Its stock, which was overweighted in the Portfolio, was up 72%(1) for the period. The largest contributor to negative excess returns was Biogen Idec, which was underweighted in the Portfolio, but also rose 72% during the reporting period on positive news from the FDA on new drugs.

WHAT WERE SOME OF THE PORTFOLIO'S OTHER STRONG AND WEAK PERFORMERS?

The Portfolio benefited from overweighted positions in department store giant J.C. Penney (+44.90%), fertilizers & agricultural chemicals company Monsanto (+34.85%), and wireless telecommunication services provider Sprint (PCS Group) (+70.11%). An overweighted position in Sanmina-SCI (-27.78%) hurt the Portfolio's performance, as did underweighted positions in Lucent Technologies (+33.10%) and Countrywide Financial (+39.58%). Performance relative to the benchmark was helped by avoiding Intuit (-27.01%) and QLogic (-48.44%). Failure to invest in Starbucks (+31.15%) and Zimmer Holdings (+25.28%), however, detracted from the Portfolio's relative performance.

HOW DID PORTFOLIO MANAGEMENT DECISIONS AFFECT THE PORTFOLIO'S PERFORMANCE?

The Portfolio is run using a quantitative model. There were no changes to the model during the period. The Portfolio was, however, positioned fairly aggressively during the reporting period, with a projected beta in excess of one. The Portfolio was overweighted in the consumer discretionary and information technology sectors during the first half of 2004, as stocks in those sectors were expected to benefit from strong economic growth. During the reporting period, the Portfolio increased its overweighted position in energy stocks, as companies in the energy sector were seen to have strong cash flow and earnings prospects. The Portfolio has increased its overweighted position in insurance stocks at the

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.
1. Performance percentages reflect the total return of the indicated securities for the six months ended June 30, 2004. Due to purchases and sales, the performance of Portfolio holdings may differ from that of the securities themselves.
* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-38   MainStay VP Series Fund, Inc.

expense of other financial stocks as insurance-company cash flows have improved.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE FIRST HALF OF 2004?

During the period, the Portfolio purchased retailer Limited Brands, which saw strong same-store sales growth and cash flow. The Portfolio sold retailer Dollar General because of a negative price trend. The Portfolio bought XTO Energy, an oil and gas exploration and production company, based on strong cash flow and price momentum. At the end of June, the Portfolio's benchmark, the Russell Midcap(R) Index,* was reconstituted. To continue to reflect the capitalization range of its benchmark, the Portfolio sold holdings, such as Symantec and Lucent Technologies, that had become large-caps. Other stocks, such as retailer AnnTaylor Stores, were purchased when they became part of the Russell Midcap(R) Index.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS DIFFER FROM THOSE OF THE BENCHMARK?

As of June 30, 2004, the most significantly overweighted sectors relative to the Russell Midcap(R) Index* were energy (8.7% in the Portfolio versus 5.5% for the Index) and consumer discretionary (20.8% versus 17.1% for the Index). The most significantly underweighted sectors were information technology (11.3% versus 15.5% for the Index) and health care (7.6% versus 11.0% for the Index). The Portfolio's quantitative model uses price-to-cash-flow, earnings trends and earnings quality, and price trends as its major inputs. Stocks are included in the Portfolio based on a combination of these factors. In some cases, stocks may be purchased for diversification and risk-control purposes, even if they score poorly in the model.

WHICH SECTORS MAY BE STRONG OR WEAK GOING FORWARD?

Based on the quantitative nature of the Portfolio's investment process, the stocks that are being favored by the model point to a slowdown in earnings growth among information technology companies and a continuation of the strong trend in energy stocks.

The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

The investor should note that portfolios that invest in companies with market capitalizations below $10 billion involve additional risks. The securities of these companies may be more volatile and less liquid than the securities of larger companies.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-39

MAINSTAY VP MID CAP GROWTH PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                     AS OF 6/30/04
--------------------------------------------------------------------------------

                                   SIX      ONE       SINCE
TOTAL RETURNS                     MONTHS    YEAR    INCEPTION
-------------------------------------------------------------
After portfolio operating
  expenses                        5.05%    26.24%    -0.19%

                                            (After portfolio operating expenses)

                                                   MAINSTAY VP MID CAP                                     RUSSELL 2500 GROWTH
                                                    GROWTH PORTFOLIO          S&P MIDCAP 400 INDEX           INDEX PORTFOLIO
                                                   -------------------        --------------------         -------------------
7/02/01                                                   1000                        1000                        1000
                                                           914                         984                         918
                                                           651                         842                         651
                                                           941                        1141                         953
6/30/04                                                    994                        1211                        1006

  -- MainStay VP Mid Cap Growth Portfolio   -- S&P MidCap 400 Index
  -- Russell 2500 Growth Index

 SERVICE CLASS(1)                                                  AS OF 6/30/04
--------------------------------------------------------------------------------

                                   SIX      ONE       SINCE
TOTAL RETURNS                     MONTHS    YEAR    INCEPTION
-------------------------------------------------------------
After portfolio operating
  expenses                        4.91%    25.93%    -0.43%

                                            (After portfolio operating expenses)

                                                   MAINSTAY VP MID CAP                                     RUSSELL 2500 GROWTH
                                                    GROWTH PORTFOLIO          S&P MIDCAP 400 INDEX           INDEX PORTFOLIO
                                                   -------------------        --------------------         -------------------
7/02/01                                                   1000                        1000                        1000
                                                           914                         984                         918
                                                           651                         842                         651
                                                           941                        1141                         953
6/30/04                                                    987                        1211                        1006

  -- MainStay VP Mid Cap Growth Portfolio   -- S&P MidCap 400 Index
  -- Russell 2500 Growth Index

                                                               SIX     ONE      SINCE
BENCHMARKS                                                    MONTHS   YEAR   INCEPTION

Russell 2500(R) Growth Index*                                  5.65%  30.12%      0.21%
S&P MidCap 400(R) Index*                                       6.08%  27.98%      6.58%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY FOR YOUR POLICY, IN THE BEGINNING OF THIS BOOK, TO SEE RETURNS REFLECTIVE OF THESE CHARGES.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (7/2/01) through 6/4/03, adjusted to reflect the fees and expenses for such shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-40   MainStay VP Series Fund, Inc.

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                       ENDING ACCOUNT                          VALUE
                                                        VALUE (BASED                         (BASED ON
                                       BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                        ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                         VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
SHARE CLASS                             1/1/04            6/30/04            PERIOD          EXPENSES)           PERIOD
------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS(1)                        $1,000             $1,051              $4              $1,046              $4
------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS(1)                        $1,000             $1,049              $6              $1,045              $6
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2004

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                    99.1%
Short-Term Investments                                                            4.8
Liabilities in Excess of Cash and Other Assets                                   -3.9

See Portfolio of Investments on page M-176 for specific holdings within these categories.

                                                  www.mainstayfunds.com     M-41

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Rudolph C. Carryl and Edmund C. Spelman of MacKay Shields LLC.

MAINSTAY VP MID CAP GROWTH PORTFOLIO

WHAT IS THE PORTFOLIO'S INVESTMENT STRATEGY?

The Portfolio invests primarily in common stocks and related securities of mid-cap companies, using the S&P MidCap 400(R) Index* as a capitalization guide. The Portfolio seeks to participate primarily in the expanding markets of technology, health care, communications, and other dynamic high-growth industries. The subadvisor selects investments according to the economic environment and attractiveness of particular markets, as well as the financial condition and competitiveness of individual companies.

WHAT MAJOR FACTORS INFLUENCED THE STOCK MARKET DURING THE FIRST HALF OF 2004?

Among the factors influencing the equity markets were heightened concerns about rising interest rates, the price of oil, the uncertainty of a presidential election year, the situation in Iraq, and the possibility of terrorist activity in the United States. Notwithstanding these worries, the stock market managed to register a modest gain during the six-month reporting period, with short-term upward moves being largely offset by brief downturns.

WHAT PROMPTED SPECIFIC SHIFTS IN THE MARKET?

Good news on the economic and corporate-earnings fronts helped the stock market begin the year on a positive note. In the spring, however, the equity markets pulled back sharply on geopolitical tensions and election concerns and because of fears raised by terrorist activity in Madrid. In early April, rising oil prices and higher employment data suggested that the Federal Reserve would likely move to raise interest rates. Although the tug-of-war between the bulls and the bears continued for most of the reporting period, the market rallied nicely in the closing weeks of June as evidence emerged that the labor market may not be as robust as earlier data had suggested. The new figures helped dampen earlier fears that interest rates would rise sharply.

WHAT FACTORS MOST SIGNIFICANTLY AFFECTED PORTFOLIO PERFORMANCE DURING THE REPORTING PERIOD?

The Portfolio was able to participate in the upside of the equity market. In its performance relative to the Russell 2500(TM) Growth Index,* the Portfolio benefited primarily from favorable security selection in the information technology, health care, and materials sectors. Security selection in the consumer discretionary, industrials, and financial sectors detracted from the Portfolio's performance relative to the Russell 2500(TM) Growth Index. An underweighted position in energy, slightly underweighted positions in industrials and health care, and zero exposure to telecommunication services detracted from the Portfolio's performance relative to its benchmark, as did an overweighted position in the consumer discretionary sector.

WHAT WERE SOME OF THE PORTFOLIO'S STRONG PERFORMERS DURING THE REPORTING PERIOD?

Scientific & technical instrument maker Cytyc (+83.8%), biotechnology company Eon Labs (+60.9%), capital goods company Toro (+51.7%), and software company Autodesk (+74.10%) provided outstanding results. Most of the other strong performers were in the health care sector, including pharmaceuticals, health care equipment & supplies, and health care providers & services.

WHICH STOCKS UNDERPERFORMED?

Savings and loan company New York Community Bancorp (-32.8%) was the Portfolio's worst performing stock during the reporting period. Other holdings that detracted from the Portfolio's relative performance during the semiannual period were primarily in the information technology sector. The Portfolio also held poor performers in the airlines industry.

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

The Portfolio bolstered its positioning in the information technology sector relative to the benchmark by

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-42   MainStay VP Series Fund, Inc.

adding BMC Software, InterDigital Communications, and Maxtor. We also added several health care holdings to the Portfolio, which partially replaced some acquisition candidates. Notable additions included Fisher Scientific International, Varian Medical Systems, and PacifiCare Health Systems. Casino & gaming additions included Boyd Gaming and Penn National Gaming. We also added to the Portfolio's energy holdings with the purchase of Peabody Energy, Arch Coal, Chesapeake Energy, and National-Oilwell.

The Portfolio's information technology and health care purchases had a positive effect on performance. While the Portfolio's energy holdings performed well in the first half of the year, we underweighted the sector relative to the benchmark, which had a negative impact on performance.

WHAT STOCKS DID THE PORTFOLIO SELL?

Most of the sales we made during the period had a positive effect on the Portfolio's results. Several of the Portfolio's sales were in three sectors. In health care, sales were primarily a result of acquisition activity. Securities sold by the Portfolio included managed-care companies Mid Atlantic Medical Services and Anthem. Health Management Associates and AmerisourceBergen were also eliminated from the Portfolio. Among consumer discretionary stocks, notable sales included Liz Claiborne, Pier 1 Imports, and Fred's. Among industrial stocks, the Portfolio eliminated positions in discount airline carriers JetBlue Airways, Ryanair Holdings, and SkyWest as well as aerospace & defense company Embraer-Empresa Brasileira de Aeronautica. We also eliminated a number of the Portfolio's education-related holdings, including Apollo Group, Career Education, and Education Management.

HOW DID THE PORTFOLIO'S WEIGHTINGS DIFFER FROM THOSE OF ITS BENCHMARK?

As of June 30, 2004, the Portfolio was overweighted relative to the Russell 2500(TM) Growth Index in the consumer discretionary, financials, health care, and materials sectors. At the end of the reporting period, the Portfolio was underweighted relative to the Russell 2500(TM) Growth Index in the consumer staples, energy, industrials, information technology, and telecommunication services sectors.

WHAT DO YOU ANTICIPATE GOING FORWARD?

The equity markets are likely to remain highly volatile in the second half of 2004. On the one hand, the news on the economic and corporate-earnings fronts generally continue to make good reading. On the other hand, political turmoil in Iraq, rising oil prices, uncertainty surrounding the upcoming Presidential election, and the specter of rising interest rates all appear to be adversely affecting investor psychology. All in all, we believe that embracing a well-diversified portfolio of mid-cap growth companies with strong business fundamentals and attractive valuation characteristics is an appropriate strategy for navigating any stock market environment. As such, we will continue to invest in high-quality mid-cap companies that we think are well positioned for predictable long-term growth.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

The investor should note that portfolios that invest in companies with market capitalizations below $10 billion involve additional risks. The securities of these companies may be more volatile and less liquid than the securities of larger companies.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-43

MAINSTAY VP MID CAP VALUE PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                     AS OF 6/30/04
--------------------------------------------------------------------------------

                                 SIX      ONE       SINCE
TOTAL RETURNS                   MONTHS    YEAR    INCEPTION
-----------------------------------------------------------
After portfolio operating
  expenses                      6.34%    27.99%     5.06%

                                            (After portfolio operating expenses)

                                                   MAINSTAY VP MID CAP                                    RUSSELL MIDCAP VALUE
                                                     VALUE PORTFOLIO        RUSSELL 1000 VALUE INDEX              INDEX
                                                   -------------------      ------------------------      --------------------
7/02/01                                                   1000                        1000                        1000
                                                           990                         956                         991
                                                           846                         808                         895
                                                          1090                        1050                        1236
6/30/04                                                   1160                        1092                        1325

      -- MainStay VP Mid Cap Value Portfolio    -- Russell 1000 Value Index
      -- Russell Midcap Value Index

 SERVICE CLASS(1)                                                  AS OF 6/30/04
--------------------------------------------------------------------------------

                                 SIX      ONE       SINCE
TOTAL RETURNS                   MONTHS    YEAR    INCEPTION
-----------------------------------------------------------
After portfolio operating
  expenses                      6.21%    27.68%     4.80%

                                              After portfolio operating expenses

                                                   MAINSTAY VP MID CAP                                    RUSSELL MIDCAP VALUE
                                                     VALUE PORTFOLIO        RUSSELL 1000 VALUE INDEX              INDEX
                                                   -------------------      ------------------------      --------------------
7/02/01                                                   1000                        1000                        1000
                                                           989                         956                         991
                                                           842                         808                         895
                                                          1084                        1050                        1236
6/30/04                                                   1151                        1092                        1325

      -- MainStay VP Mid Cap Value Portfolio    -- Russell 1000 Value Index
      -- Russell Midcap Value Index

                                                               SIX     ONE      SINCE
BENCHMARKS                                                    MONTHS   YEAR   INCEPTION

Russell Midcap(R) Value Index*                                 7.17%  30.81%      9.83%
Russell 1000(R) Value Index*                                   3.94%  21.13%      2.97%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY FOR YOUR POLICY, IN THE BEGINNING OF THIS BOOK, TO SEE RETURNS REFLECTIVE OF THESE CHARGES.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (7/2/01) through 6/4/03, adjusted to reflect the fees and expenses for such shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-44   MainStay VP Series Fund, Inc.

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                       ENDING ACCOUNT                          VALUE
                                                        VALUE (BASED                         (BASED ON
                                       BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                        ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                         VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
SHARE CLASS                             1/1/04            6/30/04            PERIOD          EXPENSES)           PERIOD
------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS(1)                        $1,000             $1,064              $4              $1,046              $4
------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS(1)                        $1,000             $1,062              $5              $1,045              $5
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2004

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                    87.0%
Short-Term Investments                                                           14.1
Liabilities in Excess of Cash and Other Asset                                    -1.1

See Portfolio of Investments on page M-183 for specific holdings within these categories.

                                                  www.mainstayfunds.com     M-45

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Richard A. Rosen and Michael C. Sheridan of MacKay Shields LLC.

MAINSTAY VP MID CAP VALUE PORTFOLIO

WHAT IS THE PORTFOLIO'S INVESTMENT STRATEGY?

The Portfolio primarily invests in common and preferred stocks of mid-cap companies, using the Russell MidCap(R) Value Index* as a capitalization guide. The Portfolio primarily invests in securities that the sub-advisor believes are undervalued when purchased. Most of the Portfolio's securities pay cash dividends and are listed on a national securities exchange or are traded in the over-the-counter market.

Effective May 1, 2004, the Portfolio changed its name from MainStay VP Equity Income Portfolio to MainStay VP Mid Cap Value Portfolio. The new name more accurately reflects the focus on mid-capitalization stocks in which the Portfolio typically invests. The Portfolio's objective remains unchanged, as the Portfolio Managers will continue to seek maximum long-term total return through a combination of capital appreciation and income.

HOW DID THE STOCK MARKET PERFORM DURING THE FIRST HALF OF 2004?

Evidence of an improving economy had been the predominant factor driving stock prices higher in the latter part of 2003. The stock market continued to advance in January and February of 2004, fueled by growth in corporate profits. Unfortunately, the early gains were partially offset by losses in March and April 2004, when strong employment data and evidence of increasing inflation led to fears that the Federal Open Market Committee would increase the targeted federal funds rate. First quarter 2004 earnings reports confirmed a strong growth trend, with accelerating revenue growth contributing significantly to corporate bottom-line gains.

WHAT WERE SOME OF THE FACTORS THAT HELPED THE PORTFOLIO VERSUS ITS BENCHMARK?

The primary contributor to performance was the Portfolio's substantially overweighted position in the energy sector. Energy was the top-performing industry group in the Russell MidCap(R) Value Index* during the reporting period. Our decision to underweight the information technology and financials sectors also had a positive impact on relative results.

WHAT WERE SOME OF THE PORTFOLIO'S SUCCESS STORIES?

Valero Energy (+59.9%),(1) an oil refiner, was the top contributor to the Portfolio's performance during the first half of 2004. The Portfolio purchased the stock at a historically depressed valuation and benefited from record refining margins that resulted from favorable supply-and-demand characteristics. Valero Energy's peer Premcor (+44.2%) benefited from similar dynamics. Diesel-engine manufacturer Cummins (+29.2%) benefited from a strong upturn in the commercial-truck market. Oil and gas exploration company Kerr-McGee (+17.7%) enjoyed strong earnings leverage due to favorable commodity prices. Papermaker Temple-Inland (+15.7%) benefited from improving supply-and-demand fundamentals after a multiyear downturn. The company's aggressive restructuring resulted in surprisingly strong earnings power, and the company's financial services arm was very profitable.

WHAT STOCKS DETRACTED FROM RESULTS?

Truck and commercial-engine manufacturer Navistar International (-19.1%) declined after a disappointing quarterly earnings report. We continue to believe that this company will be a beneficiary of the same dynamics that have driven positive performance at Cummins. Golf equipment manufacturer Callaway (-32.1%) plummeted when the company reported disappointing earnings. This weakness, caused by competitive market conditions and excess inventory at the retailer level, has caused us to objectively reassess our commitment to the company's stock. Papermakers Bowater (-9.4%) and MeadWestvaco (+0.5%) underperformed when their primary products, which tend to perform well later in the

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges.
1. Performance percentages for Portfolio holdings reflect the price performance of the indicated securities for the six months ended June 30, 2004, or for the portion of the reporting period such securities were held in the Portfolio, if shorter. Due to purchases and sales, the performance of Portfolio holdings may differ from the performance of the securities or sectors themselves.
* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-46   MainStay VP Series Fund, Inc.

economic cycle, trailed those of the Portfolio's other holdings in the materials sector. Finally, agricultural machinery manufacturer AGCO (+1.14%) trailed the market because of lackluster earnings. The company's performance was driven by cost overruns that resulted from ambitious cost cutting and restructuring.

WHICH NEW STOCKS DID YOU PURCHASE FOR THE PORTFOLIO DURING THE REPORTING PERIOD?

Although the Portfolio had a substantially underweighted position in consumer stocks, we identified promising opportunities in two consumer issues. In the consumer discretionary sector, we added Regal Cinemas, based on the company's ability to generate free cash flow. We also believe that the company may offer good growth at a valuation that is approximately one-half that of other consumer discretionary stocks. In the consumer staples sector, Cadbury Schweppes has a solid market share in some of the food industry's fastest-growing segments and a strong and profitable soft-drink business. In addition, the stock was attractively priced relative to its peers. We also purchased industrial company Timken for the Portfolio, sensing a potential opportunity after the stock underperformed relative to its sector. In our opinion, Timken remains one of the least-expensive industrial stocks, despite the company's commanding market share, global reach, and aggressive cost-cutting activity.

WHAT STOCKS WERE ELIMINATED DURING THE PERIOD?

We sold the Portfolio's entire position in oil refiner and petrochemical company Sunoco after it reached our price target, thanks to a dramatic earnings rebound. Real estate investment trusts Mack Cali and Health Care Property Trust were sold as they reached our valuation targets. In our opinion, this sector of the market had become fully priced and susceptible to rising interest rates. Long-time industrial holdings American Standard and Ingersoll-Rand were eliminated after the stocks exceeded our price targets by a substantial margin.

WHAT IS YOUR OUTLOOK FOR THE PORTFOLIO?

We remain optimistic about the Portfolio and the new opportunities we are finding in the marketplace. We are hopeful that the combined effect of an expanding worldwide economy and improving fundamentals for the stocks in the Portfolio will bear fruit in a timely manner. We will remain focused on identifying undervalued stocks with multiple catalysts for meaningful appreciation while simultaneously seeking to control risk.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

The investor should note that portfolios that invest in companies with market capitalizations below $10 billion involve additional risks. The securities of these companies may be more volatile and less liquid than the securities of larger companies.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-47

MAINSTAY VP S&P 500 INDEX PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                     AS OF 6/30/04
--------------------------------------------------------------------------------

                            SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS    YEARS
------------------------------------------------------------
After portfolio operating
  expenses                 3.27%    18.64%   -2.45%   11.48%

                                            (After portfolio operating expenses)

                                                                 MAINSTAY VP S&P 500 INDEX
                                                                            FUND                          S&P 500 INDEX
                                                                 -------------------------                -------------
06/30/94                                                                    1000                               1000
                                                                            1047                               1049
                                                                            1433                               1443
                                                                            1754                               1774
                                                                            2330                               2366
                                                                            2993                               3042
                                                                            3613                               3682
                                                                            3276                               3347
                                                                            2879                               2949
                                                                            2240                               2297
                                                                            2871                               2956
6/30/04                                                                     2965                               3058

  -- MainStay VP S&P 500 Index Portfolio       -- S&P 500 Index

 SERVICE CLASS(1)                                                  AS OF 6/30/04
--------------------------------------------------------------------------------

                            SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS    YEARS
------------------------------------------------------------
After portfolio operating
  expenses                 3.14%    18.35%   -2.69%   11.20%

                                            (After portfolio operating expenses)

                                                                 MAINSTAY VP S&P 500 INDEX
                                                                            FUND                          S&P 500 INDEX
                                                                 -------------------------                -------------
06/30/94                                                                    1000                               1000
                                                                            1045                               1049
                                                                            1427                               1443
                                                                            1742                               1774
                                                                            2309                               2366
                                                                            2959                               3042
                                                                            3563                               3682
                                                                            3223                               3347
                                                                            2825                               2949
                                                                            2192                               2297
                                                                            2804                               2956
6/30/04                                                                     2892                               3058

  -- MainStay VP S&P 500 Index Portfolio       -- S&P 500 Index

                                                               SIX     ONE     FIVE    TEN
BENCHMARK                                                     MONTHS   YEAR   YEARS   YEARS

S&P 500(R) Index*                                              3.44%  19.11%  -2.20%  11.83%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY FOR YOUR POLICY, IN THE BEGINNING OF THIS BOOK, TO SEE RETURNS REFLECTIVE OF THESE CHARGES.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (1/29/93) through 6/4/03, adjusted to reflect the fees and expenses for such shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-48   MainStay VP Series Fund, Inc.

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP S&P 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                       ENDING ACCOUNT                          VALUE
                                                        VALUE (BASED                         (BASED ON
                                       BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                        ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                         VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
SHARE CLASS                             1/1/04            6/30/04            PERIOD          EXPENSES)           PERIOD
------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS(1)                        $1,000             $1,033              $2              $1,048              $2
------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS(1)                        $1,000             $1,031              $3              $1,047              $3
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2004

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                           95.4%
Short-Term Investments                                                   4.5
Cash and Other Assets (less liabilities)                                 0.1

See Portfolio of Investments on page M-189 for specific holdings within these categories.

                                                  www.mainstayfunds.com     M-49

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Manager Francis J. Ok of New York Life Investment Management LLC.

MAINSTAY VP S&P 500 INDEX PORTFOLIO

WHAT IS THE PORTFOLIO'S INVESTMENT STRATEGY?

The Portfolio normally invests at least 80% of its total assets in stocks in the S&P 500(R) Index* in the same proportions, to the extent feasible, as they are represented in the S&P 500(R) Index.*

Effective May 1, 2004, the Portfolio changed its name from MainStay VP Indexed Equity Portfolio to MainStay VP S&P 500 Index Portfolio. The new name more clearly identifies the index that is being tracked. The Portfolio's objective--to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500(R) Index*--remains unchanged.

During the reporting period, Francis J. Ok, who already served as part of the management team, replaced Stephen Killian as Portfolio Manager.

WHAT MAJOR FACTORS AFFECTED THE STOCK MARKET DURING THE FIRST HALF OF 2004?

The stock market began the year on an uptrend from 2003. Unfortunately, a number of factors combined to stall the market in March and April. Terrorist attacks in Madrid and the assassination of Hamas leader Sheik Ahmed Yasin had a negative impact. Uncertainty over the situation in Iraq and the outcome of the presidential election at home also took a toll.

In April, strong employment data and signs of impending inflation caused widespread fear that the Federal Reserve would move to raise interest rates. As a result, bond yields rose sharply and stocks became increasingly volatile. Inflation concerns were intensified when the price of crude oil surged to more than $40 per barrel in May. The Federal Open Market Committee had stated that policy accommodation could be removed at a measured pace, and on June 30, 2004, the FOMC raised the targeted federal funds rate by 25 basis points to 1.25%. The market was well prepared for this move and already anticipates further interest-rate increases in the months ahead.

WHAT FACTORS MOST SIGNIFICANTLY AFFECTED PORTFOLIO PERFORMANCE DURING THE SEMIANNUAL PERIOD?

The Portfolio underperformed the S&P 500(R) Index* for the reporting period. Since the Portfolio faces real-world expenses that a hypothetical index does not, there may be times when the Portfolio underperforms the Index.

WHAT WERE THE BEST-PERFORMING INDUSTRIES IN THE S&P 500(R) INDEX* DURING THE FIRST HALF OF 2004?

Based on total return alone, the best-performing industry for the six months ended June 30, 2004, was Internet software & services (+61.17%)(1), followed by Internet & catalog retail (+42.36%), wireless telecommunication services (+34.36%), personal products (+21.67%), and trading companies & distributors (+21.33%). Because of their higher weightings in the Index, however, industries with lower total returns were among the five top contributors to the overall performance of the S&P 500(R) Index. Taking weightings and total returns both into consideration, the leading industry was oil and gas (+11.26%), followed by insurance (+7.11%), industrial conglomerates (+7.19%), communications equipment (+9.54%), and health care equipment & supplies (+12.61%).

WHICH INDUSTRIES WERE THE WORST PERFORMERS?

Based solely on total returns, the worst-performing industry in the Index for the first half of 2004 was semiconductors & semiconductor equipment (-10.45%), followed by metals and mining (-9.92%), media (-8.98%), tobacco (-6.62%), and capital mar-

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges.

1. Performance percentages for Portfolio holdings reflect total returns of the indicated securities or industries for the six months ended June 30, 2004, or for the portion of the reporting period such securities or industry holdings were held in the Portfolio, if shorter. Due to purchases and sales, the performance of Portfolio holdings may differ from the performance of the securities or sectors themselves.
* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-50   MainStay VP Series Fund, Inc.

kets (-4.59%). Semiconductors & semiconductor equipment (-10.45%) also had the greatest negative impact on the performance of the Index when weightings and total returns were taken into account. On this basis, the industry with the second-greatest negative impact on the Index was media (-8.98%), followed by capital markets (-4.59%), pharmaceuticals (-2.02%), and diversified telecommunication services (-3.73%).

WHICH INDIVIDUAL STOCKS WERE LEADERS DURING THE REPORTING PERIOD?

AT&T Wireless Services (+79.22%) was the strongest performer based on total returns alone. Next was Autodesk (+74.17%), followed by Andrew (+73.85%), Biogen Idec (+71.97%), and TXU (+70.78%). Taking weightings and total returns both into account, the stock with the greatest positive impact on the performance of the S&P 500(R) Index* was ExxonMobil (+8.32%), followed by Yahoo! (+60.88%), eBay (+42.36%), AT&T Wireless Services (+79.22%), and Qualcomm (+35.32%).

WHICH INDIVIDUAL STOCKS LAGGED THE S&P 500(R) INDEX?*

Based on total returns alone, QLogic (-48.47%) was the worst performer in the Index, followed by CIENA (-43.98%), Watson Pharmaceuticals (-41.52%), Delta Air Lines (-39.71%), and PMC-Sierra (-28.78%). Taking Index weightings and total returns both into account, the stock with the greatest negative impact on the performance of the S&P 500(R) Index* was Intel (-14.29%), followed by Viacom (-19.51%), Comcast (-14.72%), Citigroup (-4.20%), and Amgen (-11.70%).

WERE THERE ANY CHANGES MADE TO PORTFOLIO'S HOLDINGS OR THE INDEX DURING THE PERIOD?

The Portfolio seeks to track the performance and weightings of stocks in the S&P 500(R) Index.* The Index itself, however, may change from time to time as companies merge, divest units, add to their market capitalization, or face financial difficulties. Standard & Poor's may also occasionally adjust the Index to better reflect the companies that it believes are most representative of the makeup of our economy.

During the first half of 2004, nine companies were added to the Index and nine were deleted from it. The additions included M&T Bank, Caremark Rx, E*Trade Financial, Affiliated Computer Services, Mylan Laboratories, Valero Energy, Hospira, Gilead Sciences, and Sovereign Bancorp. Deletions included Concord EFS, Tupperware, FleetBoston Financial, Travelers Property Casualty, Sprint PCS, John Hancock Financial Services, American Greetings, Bank One, and Union Planters. Sprint PCS was eliminated from the Index when it merged into its parent company. Bank One was eliminated from the Index when the company was acquired by J.P. Morgan Chase.

WHAT DO YOU ANTICIPATE GOING FORWARD?

Investors are, in fact, looking for a catalyst to spark an upturn in the equity markets and have set their hopes on positive second-quarter corporate earnings and an upbeat outlook for the rest of the year. To a degree, these high expectations have sustained stocks for the year-to-date period, and they may determine the fate of equities in the short term.

The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-51

MAINSTAY VP SMALL CAP GROWTH PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                     AS OF 6/30/04
--------------------------------------------------------------------------------

                                   SIX      ONE       SINCE
TOTAL RETURNS                     MONTHS    YEAR    INCEPTION
-------------------------------------------------------------
After portfolio operating
  expenses                        2.21%    25.27%     0.58%

                                            (After portfolio operating expenses)

                                                  MAINSTAY VP SMALL CAP        RUSSELL 2000 GROWTH
                                                    GROWTH PORTFOLIO                  INDEX                RUSSELL 2000 INDEX
                                                  ---------------------        -------------------         ------------------
7/2/01                                                    1000                        1000                        1000
                                                           955                         907                         959
                                                           703                         633                         763
                                                           996                         940                        1123
6/30/04                                                   1018                         993                        1199

    -- MainStay VP Small Cap Growth Portfolio        -- Russell 2000 Index
    -- Russell 2000 Growth Index

 SERVICE CLASS(1)                                                  AS OF 6/30/04
--------------------------------------------------------------------------------

                                   SIX      ONE       SINCE
TOTAL RETURNS                     MONTHS    YEAR    INCEPTION
-------------------------------------------------------------
After portfolio operating
  expenses                        2.09%    24.96%     0.33%

                                            (After portfolio operating expenses)

                                                  MAINSTAY VP SMALL CAP        RUSSELL 2000 GROWTH
                                                       GROWTH FUND                    INDEX                RUSSELL 2000 INDEX
                                                  ---------------------        -------------------         ------------------
7/2/01                                                    1000                        1000                        1000
                                                           954                         907                         959
                                                           700                         633                         763
                                                           989                         940                        1123
6/30/04                                                   1010                         993                        1199

    -- MainStay VP Small Cap Growth Portfolio        -- Russell 2000 Index
    -- Russell 2000 Growth Index

                                                               SIX      ONE      SINCE
BENCHMARKS                                                    MONTHS    YEAR   INCEPTION

Russell 2000(R) Growth Index*                                  5.68%   31.55%     -0.22%
Russell 2000(R) Index*                                         6.76%   33.37%      6.24%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY FOR YOUR POLICY, IN THE BEGINNING OF THIS BOOK, TO SEE RETURNS REFLECTIVE OF THESE CHARGES.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (7/2/01) through 6/4/03, adjusted to reflect the fees and expenses for such shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-52   MainStay VP Series Fund, Inc.

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP SMALL CAP GROWTH
PORTFOLIO
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                       ENDING ACCOUNT                          VALUE
                                                        VALUE (BASED                         (BASED ON
                                       BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                        ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                         VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
SHARE CLASS                             1/1/04            6/30/04            PERIOD          EXPENSES)           PERIOD
------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS(1)                        $1,000             $1,022              $5              $1,045              $5
------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS(1)                        $1,000             $1,021              $6              $1,044              $6
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2004

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                    95.6%
Short-Term Investments (collateral from securities lending                        8.0
  is 3.6%)
Liabilities in Excess of Cash and Other Assets                                   -3.6

See Portfolio of Investments on page M-201 for specific holdings within these categories.

                                                  www.mainstayfunds.com     M-53

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Rudolph C. Carryl and Edmund C. Spelman of MacKay Shields LLC.

MAINSTAY VP SMALL CAP GROWTH PORTFOLIO

WHAT IS THE PORTFOLIO'S INVESTMENT STRATEGY?

The Portfolio invests primarily in common stocks, preferred stocks, warrants, and other equity securities of small-capitalization companies, using the Russell 2000(R) Index* as a capitalization guide. In selecting investments, we consider the economic environment and the attractiveness of particular markets. We also consider the financial condition and competitiveness of individual companies.

WHAT FACTORS AFFECTED THE STOCK MARKET DURING THE SIX MONTHS ENDED JUNE 30,
2004?

Equity markets rose slightly in the first six months of 2004. The year started on a positive note, as many stocks responded favorably to strong fourth-quarter earnings reports in the first few weeks of January. The major stock-market indices corrected in the spring, however, on concerns about rising oil prices, continuing tensions in Iraq, China's attempts to slow its economy, and the increasing likelihood of a Federal Reserve move to increase interest rates. At the end of the second quarter, the stock market rallied as signs of slowing growth in production and employment helped contain concerns that rates would rise sharply. On June 30, 2004, the Federal Open Market Committee raised the targeted federal funds rate by 25 basis points.

HOW DID YOU POSITION THE PORTFOLIO DURING THE REPORTING PERIOD?

The most significant changes during the first half of 2004 were an increase in the Portfolio's weighting in health care stocks and a decrease in the Portfolio's exposure to the information technology sector. Many of the Portfolio's information technology holdings appeared close to their full value. Others were not delivering expected earnings results. These positions were either reduced or eliminated from the Portfolio. On the other hand, a number of securities in the health care sector appeared to be reasonably valued relative to their growth prospects, and the Portfolio added a number of new health care positions.

DID YOU RESPOND TO THE MARKET'S DEFENSIVE TURN?

Yes. Beginning in January of 2004, we gradually increased the Portfolio's health care weighting and moderately decreased the Portfolio's weighting in information technology. With the Federal Reserve poised to raise the targeted federal funds rate and with oil prices close to an all-time high, the Portfolio remained underweighted in the energy and financials sectors.

WHAT SECTORS HELPED THE PORTFOLIO'S RELATIVE PERFORMANCE AND WHICH ONES HURT?

The Portfolio benefited from an underweighted position in the financials and materials sectors, as well as from an overweighted position in the consumer discretionary sector. Security selection, however, detracted from the Portfolio's results in most sectors, particularly information technology.

WHAT WERE SOME OF THE PORTFOLIO'S STOCK-SPECIFIC SUCCESS STORIES?

OSI Pharmaceuticals (+163.1%)(1) advanced strongly when its prime cancer-drug candidate showed better-than-expected results in clinical trials. Station Casinos (+62.6%) rose on strong earnings growth from its Las Vegas operations and its Indian casinos in California. FLIR Systems (+48.6%) benefited from a strong inflow of new business. Cytyc (+84.4%) advanced when it acquired a complementary company, which is expected to add to its growth prospects. VCA Antech (+43.8%) rose on strong earnings growth from its veterinary-lab and hospital businesses.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges.
1. Performance percentages reflect total returns of the indicated securities for the six months ended June 30, 2004, or for the portion of the period securities were held in the Portfolio, if shorter. Due to purchases and sales, the performance of Portfolio holdings may differ from that of the securities themselves.
* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-54   MainStay VP Series Fund, Inc.

WHAT WERE SOME STOCKS THAT DETRACTED FROM RESULTS?

Business Objects (-51.7%) declined on deteriorating earnings prospects, and the stock was eliminated from the Portfolio. Fairchild Semiconductor International (-35.6%) and Advanced Energy Industries (-39.7%) were hurt by volatility and weakness among semiconductor-related stocks. Odyssey Healthcare (-35.0%) saw its earnings lag because of poor cost control at its hospice operations, while RADWARE (-37.4%) fell sharply after lower-than-expected earnings guidance for the second quarter.

WERE THERE ANY SIGNIFICANT NEW HOLDINGS OR SALES DURING THE PERIOD?

We added Cooper, a manufacturer of specialty contact lenses and women's health products. The company is gaining market share with innovative products. Other additions included consumer-products company Jarden, which has an attractive valuation and good prospects for earnings growth; rapidly expanding specialty retailer Coldwater Creek; DJ Orthopedics, which recently made an acquisition that will enhance its growth prospects; and Integra LifeSciences Holdings, a medical device manufacturer that specializes in products for the neurosurgery market.

We sold technology holdings Rudolph Technologies and SimpleTech because of deteriorating earnings prospects. Mid Atlantic Medical Services was sold when it was acquired by UnitedHealth Group. NetScreen was sold when it received a takeover offer from EMC. Harman International was sold because its market capitalization had grown to over $5 billion, which was too large for the Portfolio's investment strategy.

WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND HOW DO YOU ANTICIPATE POSITIONING THE PORTFOLIO GOING FORWARD?

In recent months, job growth and unemployment concerns have eased. Nevertheless, the ongoing tension in the Middle East, oil prices at close to $40 a barrel, uncertainty about the outcome of the upcoming Presidential election, and the specter of rising interest rates all appear to be affecting the market. While continuing to focus on stocks of companies with strong growth prospects, we are also emphasizing areas that we believe are relatively better protected against demand or cyclical disruptions.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-55

MAINSTAY VP TOTAL RETURN PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                     AS OF 6/30/04
--------------------------------------------------------------------------------

                             SIX      ONE      FIVE     TEN
TOTAL RETURNS               MONTHS    YEAR    YEARS    YEARS
------------------------------------------------------------
After portfolio operating
  expenses                  1.13%    11.20%   -0.80%   8.52%

                                            (after portfolio operating expenses)

                                         MAINSTAY VP TOTAL     TOTAL RETURN GROWTH     TOTAL RETURN CORE
                                          RETURN PORTFOLIO       COMPOSITE INDEX        COMPOSITE INDEX         S&P 500 INDEX
                                         -----------------     -------------------     -----------------        -------------
6/30/94                                         1000                   1000                   1000                   1000
                                                1042                   1055                   1033                   1049
                                                1337                   1365                   1340                   1443
                                                1499                   1572                   1537                   1774
                                                1765                   1919                   1895                   2366
                                                2244                   2433                   2277                   3042
                                                2626                   2891                   2548                   3682
                                                2512                   2616                   2545                   3347
                                                2243                   2387                   2442                   2949
                                                1872                   2057                   2209                   2297
                                                2240                   2449                   2632                   2956
6/30/04                                         2265                   2491                   2687                   3058

    -- MainStay VP Total Return        -- Total Return Growth Composite Index
    Portfolio
    -- Total Return Core Composite     -- S&P 500 Index
       Index

 SERVICE CLASS(1)                                                  AS OF 6/30/04
--------------------------------------------------------------------------------

                             SIX      ONE      FIVE     TEN
TOTAL RETURNS               MONTHS    YEAR    YEARS    YEARS
------------------------------------------------------------
After portfolio operating
  expenses                  1.01%    10.93%   -1.05%   8.25%

                                            (after portfolio operating expenses)

                                         MAINSTAY VP TOTAL     TOTAL RETURN GROWTH     TOTAL RETURN CORE
                                          RETURN PORTFOLIO       COMPOSITE INDEX        COMPOSITE INDEX         S&P 500 INDEX
                                         -----------------     -------------------     -----------------        -------------
6/30/94                                         1000                   1000                   1000                   1000
                                                1041                   1055                   1033                   1049
                                                1332                   1365                   1340                   1443
                                                1489                   1572                   1537                   1774
                                                1750                   1919                   1895                   2366
                                                2218                   2433                   2277                   3042
                                                2589                   2891                   2548                   3682
                                                2470                   2616                   2545                   3347
                                                2200                   2387                   2442                   2949
                                                1831                   2057                   2209                   2297
                                                2186                   2449                   2632                   2956
6/30/04                                         2209                   2491                   2687                   3058

    -- MainStay VP Total Return        -- Total Return Growth Composite Index
    Portfolio
    -- Total Return Core Composite     -- S&P 500 Index
       Index

                                                              SIX      ONE      FIVE     TEN
BENCHMARKS                                                   MONTHS    YEAR    YEARS    YEARS

Total Return Core Composite Index*                           2.06%    11.56%    2.12%   10.39%
Total Return Growth Composite Index*                         1.72     10.66    -0.64     9.55
S&P 500(R) Index*                                            3.44     19.11    -2.20    11.83

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY FOR YOUR POLICY, IN THE BEGINNING OF THIS BOOK, TO SEE RETURNS REFLECTIVE OF THESE CHARGES.

1. Performance for the Service Class shares, first offered 6/4/03, includes the historical performance of the Initial Class shares from inception (1/29/93) through 6/3/03, adjusted to reflect the fees and expenses for such shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-56   MainStay VP Series Fund, Inc.

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                        ENDING ACCOUNT                          VALUE
                                                         VALUE (BASED                         (BASED ON
                                        BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                         ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                          VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
 SHARE CLASS                             1/1/04            6/30/04            PERIOD          EXPENSES)           PERIOD
 ------------------------------------------------------------------------------------------------------------------------

 INITIAL CLASS(1)                        $1,000             $1,011              $3              $1,047              $3
 ------------------------------------------------------------------------------------------------------------------------

 SERVICE CLASS(1)                        $1,000             $1,010              $4              $1,046              $4
 ------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2004

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                    66.8%
U.S. Government & Federal Agencies                                               15.6
Short-Term Investments (collateral from securities lending                       10.3
  is 3.4%)
Corporate Bonds                                                                   9.5
Foreign Bonds                                                                     2.1
Asset-Backed Securities                                                           1.5
Convertible Preferred Stocks                                                      0.7
Yankee Bonds                                                                      0.5
Preferred Stock                                                                   0.1
Municipal Bond                                                                    0.1
Liabilities in Excess of Cash and Other Assets                                   -7.2

See Portfolio of Investments on page M-208 for specific holdings within these categories.

                                                  www.mainstayfunds.com     M-57

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Rudolph C. Carryl, Gary Goodenough, Christopher Harms, Richard A. Rosen, and Edmund C. Spelman of MacKay Shields LLC.

MAINSTAY VP TOTAL RETURN PORTFOLIO

WHAT IS THE PORTFOLIO'S INVESTMENT STRATEGY?

The Portfolio normally invests at least 30% of its assets in U.S. equity securities and at least 30% in U.S. debt securities. In the past, the equity portion of the Portfolio invested primarily in growth-oriented stocks. Effective May 1, 2004, the Portfolio's investment strategy was modified, and during that month, the Portfolio began investing about half of its equity assets in growth-oriented stocks and about half of its equity assets in value-oriented stocks. The Portfolio's investment objective--to seek to realize current income consistent with reasonable opportunity for future growth of capital and income--has not changed. To implement the Portfolio's modified investment strategy, Richard A. Rosen was added as a Portfolio Manager during the reporting period.

WHAT FACTORS INFLUENCED THE STOCK MARKET DURING THE FIRST HALF OF 2004?

The stock market experienced volatility because of concerns over the possibility of another terrorist attack in the United States and uncertainty over the potential effects of rising interest rates on the economy and the stock market. Other worries included ongoing tensions in Iraq and slowing economic growth in China. High oil prices put pressure on consumer spending.

Despite these trends, the U.S. economy continued to grow. The interest-rate and inflation outlook remained relatively benign through most of the reporting period. In March and April, however, strong employment figures and rising inflation statistics led to concerns that the Federal Reserve might move to raise interest rates. Although stocks reached a low point in mid-May, they climbed for most of the remainder of the reporting period and finished the first half of the year in positive territory.

WHICH SECTORS AND SECURITIES WERE STRONG PERFORMERS FOR THE EQUITY PORTION OF THE PORTFOLIO?

Throughout most of the first half of the year, the equity portion of the Portfolio consisted primarily of growth-oriented stocks, where the strongest sectors were health care and industrials. In the health care sector, the equity portion of the Portfolio benefited from holdings in Caremark Rx, Genentech, and Teva Pharmaceuticals, among others. Caremark Rx advanced strongly on investor enthusiasm for the company's acquisition of AdvancePCS. Later in the reporting period, value-oriented positions Bristol Myers Squibb, HCS, Merck, and Universal Health Services were added to the Portfolio's health care allocation. The new positions had a positive impact on performance among the Portfolio's holdings in the health care sector.

In the energy sector, the Portfolio benefited from shares of Baker Hughes, BJ Services, and Weatherford International, all of which rallied on the realization that oil is likely to remain around the high $30-to low $40-per-barrel range for a while. Once the value equity component was added to the Portfolio, good stock selection in value-oriented energy stocks also contributed positively to the Portfolio's results. ConocoPhillips, driller Transocean, exploration and production company Kerr-McGee, and refiner Valero Energy all made positive contributions in the last few weeks of the reporting period.

In the industrials sector, strong growth-oriented names included FedEx, Illinois Tool Works, Cendant, and Danaher, all of which earned double-digit total returns. The addition of value-oriented industrial stocks near the end of May had a positive effect on performance for the Portfolio's sector holdings. Boeing and American Standard turned in stellar performances, but Navistar weighed down the Portfolio's performance. Navistar declined on the back of a disappointing quarterly earnings report, but we continue to believe in this company, as its valuation remained attractive.

In the materials sector the portfolio had mixed returns among its holdings. Praxair, a chemical company, was a strong contributor. Air Products & Chemicals declined on concerns over oil prices, and the stock showed weak performance when the market for industrial gases and electronics

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges.
* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-58   MainStay VP Series Fund, Inc.

rebounded. We sold the Portfolio's position in Air Products & Chemicals during the reporting period.

HOW DID THE PORTFOLIO'S FINANCIAL STOCKS PERFORM?

Financial stocks were not as strong as we would have liked. Investors expressed concern that higher interest rates might weaken the outlook for financial stocks. Fifth Third Bancorp had some accounting issues that prompted the state of Ohio to put a moratorium on the company's ability to make future acquisitions. That hurt the stock, and we sold the Portfolio's position. We purchased New York Community Bancorp during the reporting period, but the share price declined when investors realized that the company's variable-rate debt might impinge on profits in a rising interest-rate environment. In the value-equity component of the Portfolio, strong stock selection helped offset some of the negative performance in the growth allocation. Allstate, BankOne, Prudential Financial, and Hartford Financial Services all advanced on positive pricing trends.

WHAT HAPPENED IN THE INFORMATION TECHNOLOGY SECTOR?

The semiconductors & semiconductor equipment industry was a trouble spot for the Portfolio, as investors debated whether or not the industry was nearing an inflection point. The Portfolio's growth-oriented holdings underperformed during the first half of 2004. Texas Instruments, KLA-Tencor, Intel, and Applied Materials were particularly weak as the semiconductor sell-off progressed. When the value-equity component was added to the Portfolio in May, however, the new information technology holdings provided a modestly positive contribution to performance. Computer Sciences shares rose over the brief period they were held in the Portfolio, as the company benefited from record new-business bookings, improved margins, and stronger free cash flow. Motorola, on the other hand, declined as investors took profits and grew more cautious about the competitiveness of the mobile handset market.

WHAT TYPE OF RESULTS DID THE PORTFOLIO'S CONSUMER STOCKS HAVE?

Consumer discretionary holdings had mixed results. Media stocks were particularly weak. Clear Channel Communications, Viacom, and Omnicom were all laggards, and we reduced the Portfolio's positions in Clear Channel and Viacom. On the other hand Harley-Davidson and Target had double-digit returns for the period. The Gap and Mattel, both value-added stocks, also made positive contributions. The portfolios consumer staples stocks were mixed as well. Colgate Palmolive and PepsiCo were strong contributors while Coca Cola Company shares showed particular weakness, which prompted our decision to sell the stock in its entirety. Among the Portfolio's value holdings, CVS, General Mills, Kimberly Clark, Cadbury Schwepps, Kraft, and especially Kroger all contributed positively to performance.

WERE THERE OTHER SIGNIFICANT EQUITY SALES?

Yes, we sold Marsh & McLennan, Baxter International, and HCA. We also reduced the Portfolio's new position in ConocoPhillips as it approached our price target.

WHAT SIGNIFICANT ADDITIONS WERE MADE TO THE EQUITY PORTION OF THE PORTFOLIO?

The most significant addition to the Portfolio was the purchase of the value-equity component, which coincided nicely with the market's recovery from late May through June. In the growth-oriented equity component of the Portfolio, we added Fisher Scientific International, New York Community Bancorp, Capital One Financial, and Avaya during the first half of the year.

WHAT IS YOUR OUTLOOK FOR EQUITIES GOING FORWARD?

In a presidential election year, we expect modest economic growth, tempered by high oil prices and rising interest rates. We have positioned the equity portion of the Portfolio accordingly and will seek to adjust the Portfolio's equity holdings appropriately as warranted by any new developments.

WHAT ECONOMIC FORCES INFLUENCED THE BOND PORTION OF THE PORTFOLIO?

Growing evidence that the Federal Reserve was preparing to move toward a less accommodative monetary policy was probably the major influence on the bond market during the reporting period. After mixed economic signals in the first few months of 2004, the assumption that rates could remain low for an extended period was abruptly challenged by key economic releases in April. Core inflation had risen at a 0.4% rate, nonfarm payrolls had grown by 308,000, and first-quarter real gross domestic product estimates suggested that growth had surpassed the 4.1% rate for the fourth-quarter of 2003. The risk of deflation appeared to be waning, while trend-level growth seemed to be firming.

                                                  www.mainstayfunds.com     M-59

HOW DID THESE FACTORS AFFECT TREASURY YIELDS?

The two-year, five-year, 10-year, and 30-year benchmark Treasury issues began the reporting period with yields of 1.8%, 3.2%, 4.2%, and 5.1%, respectively. Over the first quarter of 2004, benchmark Treasury yields drifted lower on inconclusive economic data. Since the bond market seeks to stay ahead of the Federal Reserve, however, Treasury yields jumped over 50 basis points in April in anticipation of a change in monetary policy. Treasury yields continued to rise in May, then leveled off in June when mixed data helped calm concerns that the economy might be entering an inflationary spiral. At the end of the reporting period, the benchmark rates had risen to 2.7%, 3.8%, 4.6%, and 5.3%, respectively.

DID THE FEDERAL OPEN MARKET COMMITTEE EVER TAKE ANY ACTION?

Consistent with the market's expectations, the Federal Open Market Committee initiated a monetary tightening cycle by raising the federal funds target rate to 1.25% on June 30, 2004. The market now appears to anticipate a targeted federal funds rate of 2.00% to 2.25% by year-end. We believe this is a reasonable rate that can be achieved over the four remaining FOMC meetings in 2004. More aggressive tightening is unlikely, since the FOMC has no incentive to frighten consumers or to suggest that inflationary pressures are greater than the data may indicate. The market appears convinced that the Federal Reserve will keep inflation at bay, as evidenced by a flattening yield curve and modest demand for Treasury inflation-protected securities (TIPS).

WHICH SECURITIES HAD THE STRONGEST PERFORMANCE IN THE BOND PORTION OF THE PORTFOLIO?

During the period, high-yield corporate bonds were particularly strong, as default rates declined and companies showed greater financial discipline. B-rated bonds(1) provided +144 basis points of excess return over comparable-duration Treasuries. BB-rated bonds were next, at +134 basis points. Agency debentures and investment-grade corporate bonds had equivalent performance to Treasuries because their yield advantage was offset by wider spreads.(2) Speculation about the timing and pace of Federal Open Market Committee action kept the core buyer base in these sectors off-balance, which drained momentum from market flows. Mortgage-backed and asset-backed securities fared better, particularly in the latter stages of the reporting period, when interest-rate volatility subsided.

Relative to duration-matched Treasuries, asset-backed securities provided +53 basis points of excess return, residential mortgage-backed securities followed at +36, and agency debentures were next at +10. AAA-rated corporate bonds matched comparable-duration Treasuries. BBB-rated corporates underperformed by 2 basis points and A-rated corporates underperformed by 4 basis points. Mortgage-backed and asset-backed product fared better, particularly in the latter stages of the quarter, once the initial burst of higher rates was out of the way in April and interest-rate volatility subsided. The resilience of the homeowner and the consumer, whose loans collateralize much of this product space, also helped.

1. Debt rated AAA has the highest rating assigned by Standard & Poor's, and in the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. Debt rated A by Standard & Poor's is deemed by Standard & Poor's to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. In the opinion of Standard & Poor's, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is the opinion of Standard & Poor's, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. Debt rated BB by Standard & Poor's is deemed by Standard & Poor's to be less vulnerable to nonpayment than other speculative issues. In the opinion of Standard & Poor's, however, debt rated BB faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Debt rated B by Standard & Poor's is deemed by Standard & Poor's to be more vulnerable to nonpayment than obligations rated BB, but it is the opinion of Standard & Poor's that the obligor currently has the capacity to meet its financial commitment on the obligation. Standard & Poor's believes that adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.

2. Most investment-grade securities have higher yields than Treasuries to compensate investors for higher risk. The "spread" is the difference between the yield of a security and the yield of a similar-duration Treasury. When the spread narrows, the security usually outperforms its Treasury benchmark.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-60   MainStay VP Series Fund, Inc.

HOW WAS THE BOND PORTION OF THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD?

The bond portion of the Portfolio was invested 11.9% in Treasuries, 6.5% in agency debentures, 26.8% in investment-grade corporate bonds, 13.2% in high-yield corporate bonds, 32.1% in residential mortgage-backed securities issued by government-related and government-sponsored housing enterprises (Fannie Mae, Freddie Mac, and Ginnie Mae), 4.3% in asset-backed securities, and 5.2% in money-market instruments. Relative to the Lehman Brothers(R) Aggregate Bond Index,* the Portfolio was under weighted in Treasuries, agency debentures, and mortgage-backed securities and was overweighted in high-yield corporate bonds, money-market instruments, asset-backed securities, and investment-grade corporate bonds. The bond portion of the Portfolio ended the period with a duration of 4.5 years, roughly 95% of the duration of the Lehman Brothers(R) Aggregate Bond Index.*

HOW DID BOND ALLOCATIONS CHANGE IN THE PORTFOLIO?

Modestly. We shifted some assets from Treasuries to agencies and some from investment-grade to high-yield corporates. Relatively small amounts of residential mortgage-backed securities, commercial mortgage-backed bonds, and asset-backed securities were sold and shifted into cash.

HOW DID THE POSITIONING OF THE BOND PORTION OF THE PORTFOLIO AFFECT PERFORMANCE?

The overweighted position in high-yield bonds relative to the Lehman Brothers(R) Aggregate Bond Index and the short duration posture helped the bond portion of the Portfolio outperform the Index, as did the positions in mortgage-backed and asset-backed securities. Unfortunately, Citizens Communications, Wyeth, and MCI were each hurt by unfavorable news. Citizens Communications is a telecommunication services provider whose management chose to explore strategic options, and the company's debt was downgraded by Moody's. Despite weakness through most of the reporting period, the bonds rallied nicely on news that a leveraged buyout was less likely. Wyeth's difficulties stemmed from an unfavorable ruling relating to diet-drug litigation. MCI also detracted from the Portfolio's performance. The company emerged from bankruptcy and provided MCI stock and restructured-MCI debt in exchange for bonds of the former WorldCom, but we sold the equity shortly thereafter. Since the bonds appeared to lack price momentum, we sold them as well, with a negative impact on performance.

WHAT DO YOU SEE GOING FORWARD?

The Federal Open Market Committee's move to tighten monetary policy has relieved some of the market's uncertainty. This should allow investors to refocus their attention on fundamentals, which we firmly believe are improving in the credit sector. We've seen improvements in the high-yield credit sector as well. In the third quarter, increasing production of floating-rate corporate term debt could help support fixed-rate credit spreads. Based on sponsorship, yield advantages, supply-and-demand characteristics, and historical precedents, we believe that mortgage-backed securities could provide nearly +100 basis points of excess return over duration-matched Treasuries for the balance of the year. The targeted federal funds rate may end the year 75 to 100 basis points higher than where it stood at the end of June--possibly higher if inflationary pressures strengthen. We will continue to position the bond portion of the Portfolio for higher interest rates, tighter credit spreads, and crossover buying from Treasuries to other high-quality sectors that may offer yield advantages.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-61

MAINSTAY VP VALUE PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                     AS OF 6/30/04
--------------------------------------------------------------------------------

                        SIX      ONE     FIVE      SINCE
TOTAL RETURNS          MONTHS    YEAR    YEARS   INCEPTION
----------------------------------------------------------
After portfolio
  operating
  expenses             4.00%    22.74%   2.44%     8.90%

                                            (After portfolio operating expenses)

                                                 MAINSTAY VP VALUE FUND     RUSSELL 1000 VALUE INDEX             S&P 500
                                                 ----------------------     ------------------------             -------
5/1/95                                                   1000.00                     1000.00                     1000.00
                                                         1168.00                     1225.00                     1218.00
                                                         1439.00                     1490.00                     1497.00
                                                         1768.00                     2014.00                     1997.00
                                                         1695.00                     2328.00                     2568.00
                                                         1844.00                     2500.00                     3108.00
                                                         2082.00                     2675.00                     2825.00
                                                         2090.00                     2525.00                     2489.00
                                                         1650.00                     2133.00                     1939.00
                                                         2102.00                     2774.00                     2495.00
6/30/04                                                  2186.00                     2883.00                     2581.00

                 -- MainStay VP Value Portfolio            -- S&P 500 Index
                 -- Russell 1000 Value Index

 SERVICE CLASS(1)                                                  AS OF 6/30/04
--------------------------------------------------------------------------------

                        SIX      ONE     FIVE      SINCE
TOTAL RETURNS          MONTHS    YEAR    YEARS   INCEPTION
----------------------------------------------------------
After portfolio
  operating
  expenses             3.87%    22.44%   2.19%     8.62%

                                            (After portfolio operating expenses)

                                                 MAINSTAY VP VALUE FUND     RUSSELL 1000 VALUE INDEX             S&P 500
                                                 ----------------------     ------------------------             -------
5/1/95                                                   1000.00                     1000.00                     1000.00
                                                         1166.00                     1225.00                     1218.00
                                                         1433.00                     1490.00                     1497.00
                                                         1756.00                     2014.00                     1997.00
                                                         1679.00                     2328.00                     2568.00
                                                         1822.00                     2500.00                     3108.00
                                                         2052.00                     2675.00                     2825.00
                                                         2055.00                     2525.00                     2489.00
                                                         1619.00                     2133.00                     1939.00
                                                         2057.00                     2774.00                     2495.00
6/30/04                                                  2136.00                     2883.00                     2581.00

                 -- MainStay VP Value Portfolio            -- S&P 500 Index
                 -- Russell 1000 Value Index

                                                               SIX      ONE    FIVE      SINCE
BENCHMARKS                                                    MONTHS   YEAR    YEARS   INCEPTION

Russell 1000(R) Value Index*                                   3.94%   21.13%  1.87%     12.25%
S&P 500(R) Index*                                              3.44    19.11   -2.20     10.90

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY FOR YOUR POLICY, IN THE BEGINNING OF THIS BOOK, TO SEE RETURNS REFLECTIVE OF THESE CHARGES.

1. Performance for the Service Class shares, first offered 6/4/03, includes the historical performance of the Initial Class shares from inception (5/1/95) through 6/3/03, adjusted to reflect the fees and expenses for such shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-62   MainStay VP Series Fund, Inc.

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP VALUE PORTFOLIO
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                       ENDING ACCOUNT                          VALUE
                                                        VALUE (BASED                         (BASED ON
                                       BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                        ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                         VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
SHARE CLASS                             1/1/04            6/30/04            PERIOD          EXPENSES)           PERIOD
------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS(1)                        $1,000             $1,040              $3              $1,047              $3
------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS(1)                        $1,000             $1,039              $5              $1,046              $5
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).



 PORTFOLIO COMPOSITION AS OF JUNE 30, 2004

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                    89.0%
Short-Term Investments (collateral from securities lending                        9.3
  is 3.0%)
Convertible Preferred Stocks                                                      4.6
Purchased Call Option                                                             0.1
Liabilities in Excess of Cash and Other Assets                                   -3.0

See Portfolio of Investments on page M-222 for specific holdings within these categories.

                                                  www.mainstayfunds.com     M-63

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Manager Richard A. Rosen of MacKay Shields LLC.

MAINSTAY VP VALUE PORTFOLIO

WHAT MAJOR FACTORS INFLUENCED THE STOCK MARKET DURING THE FIRST HALF OF 2004?

Stocks posted gains in the first half of the year. Strong growth in corporate profits helped equities continue their advance from 2003 into January and February 2004. Fourth-quarter 2003 earnings reports confirmed a strong growth trend, with rapid revenue growth making a significant contribution to bottom-line gains.

The interest-rate and inflation outlook remained relatively benign through most of the reporting period. In March and April, however, strong employment figures and rising inflation statistics led to concerns that the Federal Reserve might move to raise interest rates. Consequently, the equity market gave back some ground in the middle part of the semiannual period. Stocks rose in May and June as macroeconomic data steadily improved. The market appeared to be fully prepared for the 25 basis point increase in the targeted federal funds rate, which the Federal Open Market Committee announced on June 30, 2004.

WERE THERE OTHER FORCES AT WORK?

While U.S. economic news and corporate-profitability trends were generally favorable, the market was affected by geopolitical unrest and concerns that economic activity in China might decelerate. Investors also had to weigh the potential effects of higher stock valuations and different presidential-election scenarios.

WHAT FACTORS CONTRIBUTED TO THE PORTFOLIO'S STRONG RELATIVE PERFORMANCE?

Over the six month period, before fees, the portfolio outperformed largely because of good stock selection in the consumer discretionary, information technology, financials, and consumer staples sectors. An overweighted position in the strong-performing energy sector also contributed positively to results. As of June 30, 2004, the Portfolio was overweighted in materials, energy, health care, and consumer staples and was underweighted in financials, consumer discretionary, and utilities.

HOW DID THE PORTFOLIO'S STOCKS IN THE FINANCIALS SECTOR FARE DURING THE PERIOD?

The financials sector was a below-average performer on an absolute basis. This was particularly true in April 2004, as concern over the potential for rising interest rates adversely impacted the shares of many financial institutions. The Portfolio avoided many of the stocks that fell sharply, however, and it had exposure to some that posted good results. The net result was a positive relative contribution from the sector. The Portfolio's insurance-related holdings advanced on positive pricing trends. Allstate, Prudential Financial, and Hartford Financial Services all enhanced the Portfolio's results during the reporting period. Bank One also posted a solid gain, advancing 13% for the period.(1) Bank One benefited from a January 2004 takeover bid from J.P. Morgan Chase.

The Portfolio also held financial stocks that detracted from the Portfolio's relative performance. Capital-markets-sensitive issues underperformed during the first half of the year, and the Portfolio's holdings were no exception. After good starts to the year, Citigroup (down 3% for the period), Merrill Lynch (down 7%), and Goldman Sachs Group (down 4%) all saw their share prices decline as equity trading volume slowed and the bond market dropped, stoking fears that second-quarter profits may be a bit weaker than expected.

HOW DID THE PORTFOLIO'S INFORMATION TECHNOLOGY HOLDINGS PERFORM?

Overall, the information technology sector produced lackluster results in the first half of 2004, but relative to the benchmark, the Portfolio's holdings strongly outperformed. The Portfolio benefited from the per-

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges.
1. Performance percentages for Portfolio holdings reflect the total return of the indicated securities for the six months ended June 30, 2004, or for the portion of the reporting period shares were held in the Portfolio, if shorter. Due to purchases and sales, the performance of Portfolio holdings may differ from that of the securities themselves.
* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-64   MainStay VP Series Fund, Inc.

formance of Motorola, which was up 31% during the reporting period. Balance sheet strength, new leadership, and improving operating trends in mobile handsets, semiconductors, and telecommunications equipment helped Motorola post first-quarter 2004 earnings well above the most optimistic expectations.

After a slow start in 2004, IT services company Computer Sciences saw its shares rise 5%, which helped the Portfolio's return. Record new business bookings, improved margins, and stronger free cash flow helped drive the shares higher. We continue to be bullish on these shares as the valuation levels still seem quite reasonable and the prospects for both commercial and federal business remain bright.

IBM was among the Portfolio's weaker information technology holdings. The shares were down 5% on investor concerns about the sustainability of recent strong revenue and worries about backlog trends in the company's IT services unit.

HOW DID THE PORTFOLIO'S CONSUMER HOLDINGS FARE?

During the period, stocks in the consumer discretionary sector generally showed poor performance against the backdrop of rising interest rates and investor concern that consumer spending trends might not be sustainable. An underweighted position in this sector, along with good individual stock performance, helped the Portfolio's performance during the reporting period. Shares of The Gap rose 5% as further evidence of profitable growth emerged.

Our stock selection within the consumer staples sector also had a positive impact on Portfolio performance in the first half of 2004. Leading the way was drug retailer CVS, which advanced 17%. In April, CVS announced it would acquire a large number of stores from rival Eckerd. Investors greeted the news positively, recognizing the earnings growth potential the transaction would create. We continued to view CVS's valuation as attractive even after the price increased, and we added to the Portfolio's position at levels below the quarter-end close.

WHAT OTHER STOCKS OR SECTORS HAD A MAJOR IMPACT ON PERFORMANCE?

Shares of Boeing were strong in the first half of 2004, rising 22%. The company's earnings and free cash flow results have strengthened as Boeing's commercial aerospace outlook has improved and its formidable defense business has continued to report impressive results.

The Portfolio remained overweighted in energy stocks, with positive results for the reporting period. High energy prices continued to help the shares of integrated energy concerns. One example was ConocoPhillips, which climbed 18%. We reduced the Portfolio's position in ConocoPhillips as the shares approached our price target.

Positions that detracted from the Portfolio's performance included heavy-duty truck-maker Navistar International. Navistar International has been a solid stock in previous months but recently reported lower-than-expected results for the second quarter and muted expectations for the third quarter of 2004. The shares fell 19% in the first half of the year. We believe that the investment thesis is still intact and that the valuation remains attractive.

The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-65

MAINSTAY VP AMERICAN CENTURY INCOME
& GROWTH PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                     AS OF 6/30/04
--------------------------------------------------------------------------------

                          SIX      ONE      FIVE      SINCE
TOTAL RETURNS            MONTHS    YEAR    YEARS    INCEPTION
-------------------------------------------------------------
After portfolio
  operating expenses     4.73%    20.81%   -0.97%     2.17%

                                            (After portfolio operating expenses)

                                                                MAINSTAY VP AMERICAN CENTURY
                                                                 INCOME & GROWTH PORTFOLIO                S&P 500 INDEX
                                                                ----------------------------              -------------
5/1/98                                                                      1000                               1000
                                                                            1096                               1117
                                                                            1289                               1352
                                                                            1150                               1229
                                                                            1053                               1083
                                                                             847                                844
                                                                            1090                               1086
6/30/04                                                                     1142                               1123

    -- MainStay VP American Century Income &                         -- S&P 500 Index
      Growth Portfolio

 SERVICE CLASS(1)                                                  AS OF 6/30/04
--------------------------------------------------------------------------------

                          SIX      ONE      FIVE      SINCE
TOTAL RETURNS            MONTHS    YEAR    YEARS    INCEPTION
-------------------------------------------------------------
After portfolio
  operating expenses     4.60%    20.53%   -1.21%     1.92%

                                            (After portfolio operating expenses)

                                                                MAINSTAY VP AMERICAN CENTURY
                                                                 INCOME & GROWTH PORTFOLIO                S&P 500 INDEX
                                                                ----------------------------              -------------
5/1/98                                                                      1000                               1000
                                                                            1094                               1117
                                                                            1283                               1352
                                                                            1143                               1229
                                                                            1043                               1083
                                                                             837                                844
                                                                            1075                               1086
6/30/04                                                                     1125                               1123

    -- MainStay VP American Century Income &                         -- S&P 500 Index
      Growth Portfolio

                                                              SIX     ONE     FIVE     SINCE
BENCHMARK                                                    MONTHS   YEAR   YEARS   INCEPTION

S&P 500(R) Index*                                             3.44%  19.11%  -2.20%      1.90%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY FOR YOUR POLICY, IN THE BEGINNING OF THIS BOOK, TO SEE RETURNS REFLECTIVE OF THESE CHARGES.

1. Performance for the Service Class shares, first offered 6/13/03, includes the historical performance of the Initial Class shares from inception (5/1/98) through 6/12/03, adjusted to reflect the fees and expenses for such shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-66   MainStay VP Series Fund, Inc.

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                       ENDING ACCOUNT                          VALUE
                                                        VALUE (BASED                         (BASED ON
                                       BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                        ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                         VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
SHARE CLASS                             1/1/04            6/30/04            PERIOD          EXPENSES)           PERIOD
------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS(1)                        $1,000             $1,047              $5              $1,046              $5
------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS(1)                        $1,000             $1,046              $6              $1,044              $6
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).



 PORTFOLIO COMPOSITION AS OF JUNE 30, 2004

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                    99.2%
Convertible Preferred Stocks                                                      0.5
Cash and Other Assets (less liabilities)                                          0.3

See Portfolio of Investments on page M-229 for specific holdings within these categories.

                                                  www.mainstayfunds.com     M-67

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Kurt Borgwardt, Vivienne Hsu, and John Schniedwind of American Century Investment Management, Inc.

MAINSTAY VP AMERICAN CENTURY INCOME & GROWTH PORTFOLIO(1)

WHAT IS THE PORTFOLIO'S INVESTMENT STRATEGY?

The MainStay VP American Century Income & Growth Portfolio invests primarily in equity securities of the 1,500 largest companies traded in the United States, ranked by market capitalization. The Portfolio maintains a structured, disciplined investment approach for both stock selection and portfolio construction. The Portfolio incorporates both growth and value measures (with a value tilt) into its stock-selection process to seek consistent long-term performance.

WHAT MAJOR FACTORS AFFECTED THE STOCK MARKET DURING THE FIRST HALF OF 2004?

On the heels of its solid performance in 2003, the U.S. stock market posted positive results in the first half of 2004. The economic environment remained favorable for stocks. According to the Bureau of Economic Analysis, real gross domestic product increased at a 4.5% annual rate in the first quarter of 2004. Bureau of Labor statistics data show that job growth rebounded sharply during the second quarter. The earnings of S&P 500(R) Index* companies surged by more than 27% in the first quarter--the third consecutive quarter of earnings growth above the 20% level--and second-quarter profits are expected to extend that streak to four straight quarters.

These positive influences were tempered by concerns about violence in Iraq, higher inflation, rising oil prices, and terrorism. In addition, the Federal Reserve enacted its first interest rate hike in more than four years on June 30, 2004, raising the targeted federal funds rate from 1% (a 46-year low) to 1.25%.

WHAT WAS THE IMPACT ON OVERALL MARKET PERFORMANCE?

The major stock indices posted single-digit returns during the first six months of 2004. As they did in 2003, small-cap stocks led the market's advance; the small-cap Russell 2000(R) Index* returned 6.76%. Value stocks generally outperformed growth, extending another trend from 2003. Although every sector of the S&P 500(R) Index* gained during the six-month period, the best-performing sectors were energy, industrials, and consumer staples.

WHAT WAS THE MAJOR CONTRIBUTOR TO THE PORTFOLIO'S STRONG RELATIVE PERFORMANCE?

Although the Portfolio's value orientation contributed favorably to results, stock selection was the key to the Portfolio's outperformance of the S&P 500(R) Index.* Stock selection worked best in the utilities and consumer staples sectors.

WHICH UTILITIES HOLDINGS WERE PARTICULARLY STRONG?

In the utilities sector, stock selection was most successful in the electric utilities industry. In particular, two of the Portfolio's three top contributors to both absolute and relative performance were TXU (+72%)(2) and Edison International (+20%), both of which were overweighted in the Portfolio relative to the S&P 500(R) Index.* TXU, the largest power company in Texas, posted surprisingly strong earnings growth as a new management team worked to reduce debt and increase cash flow through asset sales and cost-cutting measures. Edison International rallied after reporting significantly better-than-expected profits in the first quarter.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expenses charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges.
1. The MainStay VP American Century Income & Growth Portfolio is a Portfolio of the MainStay VP Series Fund, Inc. American Century Investment Management, Inc., serves as subadvisor to this Portfolio.
2. Performance percentages reflect total returns of the indicated securities for the six months ended 6/30/04. Due to purchases and sales, the performance of Portfolio holdings may differ from that of the securities themselves.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-68   MainStay VP Series Fund, Inc.

WHICH CONSUMER STAPLES STOCKS SHOWED STRENGTH DURING THE REPORTING PERIOD?

Stocks selected in the consumer staples sector also fared well, particularly in the food products and tobacco industries. One of the top contributors to relative performance was Tyson Foods (+59%), a stock not represented in the S&P 500(R) Index.* Tyson Foods, one of the largest meat processors in the country, benefited from increased demand sparked in part by the low-carbohydrate diet craze. Another top contributor was R.J. Reynolds Tobacco Holdings (+20%), which soared after gaining FTC approval for its merger with Brown & Williamson.

WERE THERE OTHER STRONG SECTORS AND SECURITIES?

Other sectors where stock selection proved favorable included materials and energy. In the materials sector, the Portfolio benefited from an overweighted position in chemicals company Monsanto (+35%), which produced strong earnings results thanks to increasing herbicide sales. Rising oil prices boosted the energy sector. The Portfolio's two most substantial overweighted positions in the sector, Sunoco (+26%) and top-10 holding ChevronTexaco (+11%), were among the strongest contributors to the Portfolio's performance.

WERE THERE ANY AREAS WHERE STOCK SELECTION HAD A NEGATIVE IMPACT?

Stock selection detracted from relative performance in three key sectors--information technology, industrials, and health care. The Portfolio's information technology stocks included Intel (-14%), which reported disappointing first-quarter earnings and was the biggest individual detractor from Portfolio performance. Beyond Intel, the culprits were primarily stocks in the S&P 500(R) Index* that performed well, but were not represented in the Portfolio, including Yahoo! (+62%) and QUALCOMM (+36%).

WHAT OTHER STOCKS DETRACTED FROM THE PORTFOLIO'S PERFORMANCE?

The Portfolio's biggest detractors in the industrials sector were also underweighted stocks that posted strong results, such as General Electric (+6%) and Boeing (+22%). In the health care sector, the Portfolio's worst performers included pharmaceuticals giant Bristol-Myers Squibb (-12%), which reported disappointing earnings and provided lower 2004 profit guidance, and health care services provider Health Net (-19%), which reported lower-than-expected earnings in the first quarter of 2004.

WERE ANY SECTORS OVERWEIGHTED OR UNDERWEIGHTED RELATIVE TO THE S&P 500(R)
INDEX?*

The Portfolio does not make substantial bets on market sectors or industries; our emphasis is on individual stock selection. During the first half of 2004, however, the Portfolio held modestly overweighted positions relative to the S&P 500(R) Index* in the consumer discretionary, utilities, and financial sectors. The Portfolio held underweighted positions in the industrials, health care, and consumer staples sectors.

HOW WILL YOU POSITION THE PORTFOLIO GOING FORWARD?

As always, we will continue to seek stocks that we believe offer an attractive combination of value and growth potential, while we pursue an appropriate balance of risk and expected return for the Portfolio.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-69

MAINSTAY VP DREYFUS LARGE COMPANY
VALUE PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                     AS OF 6/30/04
--------------------------------------------------------------------------------

                        SIX      ONE     FIVE      SINCE
TOTAL RETURNS          MONTHS    YEAR    YEARS   INCEPTION
----------------------------------------------------------
After portfolio
  operating expenses   2.86%    19.79%   0.30%     2.06%

                                            (After portfolio operating expenses)

                                                                 MAINSTAY VP DREYFUS LARGE
                                                                  COMPANY VALUE PORTFOLIO           S&P 500/BARRA VALUE INDEX
                                                                 -------------------------          -------------------------
5/1/98                                                                      1000                               1000
                                                                            1028                               1016
                                                                            1098                               1145
                                                                            1170                               1215
                                                                            1117                               1073
                                                                             862                                849
                                                                            1103                               1119
6/30/04                                                                     1134                               1165

    -- MainStay VP Dreyfus Large Company          -- S&P 500/Barra Value Index
      Value Portfolio

 SERVICE CLASS(1)                                                  AS OF 6/30/04
--------------------------------------------------------------------------------

                        SIX      ONE     FIVE      SINCE
TOTAL RETURNS          MONTHS    YEAR    YEARS   INCEPTION
----------------------------------------------------------
After portfolio
  operating expenses   2.73%    19.51%   0.05%     1.81%

                                            (After portfolio operating expenses)

                                                                 MAINSTAY VP DREYFUS LARGE
                                                                  COMPANY VALUE PORTFOLIO           S&P 500/BARRA VALUE INDEX
                                                                 -------------------------          -------------------------
5/1/98                                                                      1000                               1000
                                                                            1027                               1016
                                                                            1093                               1145
                                                                            1162                               1215
                                                                            1107                               1073
                                                                             852                                849
                                                                            1087                               1119
6/30/04                                                                     1117                               1165

    -- MainStay VP Dreyfus Large Company          -- S&P 500/Barra Value Index
      Value Portfolio

                                                              SIX     ONE     FIVE     SINCE
BENCHMARK                                                    MONTHS   YEAR   YEARS   INCEPTION

S&P 500/Barra Value(R) Index*                                 4.17%  22.26%   0.13%      2.51%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY FOR YOUR POLICY, IN THE BEGINNING OF THIS BOOK, TO SEE RETURNS REFLECTIVE OF THESE CHARGES.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (5/1/98) through 6/4/03, adjusted to reflect the fees and expenses for such shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-70   MainStay VP Series Fund, Inc.

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP DREYFUS LARGE COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                       ENDING ACCOUNT                          VALUE
                                                        VALUE (BASED                         (BASED ON
                                       BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                        ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                         VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
SHARE CLASS                             1/1/04            6/30/04            PERIOD          EXPENSES)           PERIOD
------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS(1)                        $1,000             $1,029              $5              $1,045              $5
------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS(1)                        $1,000             $1,028              $6              $1,044              $6
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2004

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                    97.9%
Short-Term Investment                                                             3.3
Liabilities in Excess of Cash and Other Assets                                   -1.2

See Portfolio of Investments on page M-236 for specific holdings within these categories.

                                                  www.mainstayfunds.com     M-71

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Brian C. Ferguson, Director of U.S. Large Cap Value Portfolio Management, The Boston Company U.S. Large Cap Value Portfolio Management Team, The Dreyfus Corporation.

MAINSTAY VP DREYFUS LARGE COMPANY VALUE PORTFOLIO(1)

WHAT IS THE PORTFOLIO'S INVESTMENT STRATEGY?

The Portfolio invests primarily in domestic and foreign large-capitalization value stocks and seeks to outperform its benchmark over a full market cycle. The subadvisor uses a bottom-up, research-driven and fundamentally based investment process.

WHAT MAJOR FACTORS INFLUENCED THE STOCK MARKET DURING THE FIRST HALF OF 2004?

Several factors influenced the stock market during the first half of 2004. Strong earnings reports for the fourth quarter of 2003 and the first quarter of 2004 helped stocks advance. The threat of terrorism had a negative impact on the markets, and rising oil prices had a positive impact on energy stocks. Other commodity prices also rose, which had an impact on inflation. Concern about inflation led to widespread anticipation that the Federal Open Market Committee would begin to tighten monetary policy. On June 30, 2004, the FOMC announced a 25 basis point increase in the targeted federal funds rate.

HOW DID THESE MARKET EVENTS AFFECT THE PORTFOLIO?

In our estimation, commodity prices and inflation made a positive contribution to the performance of the Portfolio, as did the strong earnings seasons. In the near term, the Portfolio felt the negative impact of the Madrid bombing (and the widespread apprehension about further terrorist strikes). The Portfolio also felt the impact of beginning of a monetary tightening cycle in the U.S.

WHY DID THE PORTFOLIO PERFORM AS IT DID RELATIVE TO ITS BENCHMARK?

The Portfolio underperformed the S&P 500/Barra Value(R) Index* for the six-month period by approximately 80 basis points before fees. Relative to the Index, overall stock selection made a positive contribution for the reporting period, while the Portfolio's allocation, or sector weights, detracted from performance. The Portfolio outperformed the market in two sectors: capital goods and utilities. Underperformance in several of the Portfolio's cyclical holdings, however, negatively impacted performance. Portfolio underperformance was primarily due to negative absolute and relative performance in technology (-92 basis points) along with relative underperformance in financial services (-41 basis points), which was the largest sector in the Portfolio but, was underweighted relative to the benchmark.

WERE THERE ANY PORTFOLIO MANAGEMENT DECISIONS THAT AFFECTED PERFORMANCE?

Not really. We continue to manage the Portfolio with a bottom-up stock security selection process that emphasizes individual stock valuation. There is no thematic or timing overlay for the Portfolio.

WHAT WERE SOME OF THE PORTFOLIO'S SUCCESS STORIES DURING THE FIRST HALF OF 2004?

The Portfolio had success with Telefonaktiebolaget LM Ericsson, which manufactures wireless handsets. The company saw increased revenues for the first quarter and guided earnings per share higher. The stock rose over 70% in the first four months of 2004. Boeing was also strong, as aftermarket demand, stabilization of used aircraft, pricing, and equipment utilization have suggested that the commercial aerospace cycle has reached an inflection point and is in the early stage of recovery. Sprint (PCS Group) made a positive contribution following Sprint's integration of its PCS tracking stock into one listed company, Sprint, trading under the ticker FON. AT&T Wireless Services advanced on the announcement that it would be acquired by Cingular Wireless at a premium of $15 per share in a deal valued at over $40 billion. ExxonMobil performed well amid higher oil and gas prices and strong refining margins.

WHAT ABOUT WEAKER PERFORMERS?

Viacom is an entertainment company with operations in cable networks, television, radio, outdoor entertainment, and video. The company

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges.
1. The MainStay VP Dreyfus Large Company Value Portfolio is a Portfolio of the MainStay VP Series Fund, Inc. The Dreyfus Corporation serves as subadvisor to this Portfolio.
* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-72   MainStay VP Series Fund, Inc.

underperformed when acceleration in radio advertising growth failed to materialize, Mel Karmazin left the company, and the spin-off of BBI showed signs of being more dilutive than originally anticipated. We believe that Viacom will be a better company without it. Aluminum company Alcoa suffered from higher prices for raw materials and idle plant capacity. The resulting earnings erosion hurt the stock's performance. Nokia lost market share in the first quarter to competitors with successful product-upgrade cycles. The stock underperformed in the second quarter. We believe that Nokia shares are attractively valued at current levels and that the stock may benefit from a product-upgrade cycle in the fourth quarter of 2004. Liberty Media was hurt when secular trends in advertising spending and entertainment negatively impacted the company. Like Viacom, Clear Channel Communications was hurt when evidence emerged that the anticipated turnaround in radio advertising might not take place until the fourth quarter of 2004. We feel confident that a secular media industry meltdown is unlikely, although radio may grow more slowly than historical averages suggest.

WERE THERE ANY SIGNIFICANT PURCHASES AND SALES IN THE PORTFOLIO?

During the first half of 2004, the Portfolio purchased shares of Bowater, a paper company, on anticipation that the company will benefit from a stronger economy and positive supply-and-demand dynamics. We purchased shares of Tyco International for the Portfolio, sensing that the company's balance sheet had been repaired and that the company was focused on improving earnings and cash flows. Anticipated asset sales may stimulate the stock's performance as proceeds are used to reduce debt and possibly repurchase stock. The Portfolio also purchased shares of consumer-products company Newell Rubbermaid, which has sold off over $1 billion in underperforming assets to create a faster-growing, higher-margin company. Today, Newell Rubbermaid has an attractive 8% yield on free cash flow and a dividend yield of 3.6%. Genworth Financial is a U.S. insurance company that was spun out of General Electric as an initial public offering. We felt that the shares were attractively priced. Total is one of the world's five largest oil companies. We purchased the company's ADR for the Portfolio on the promise of catalysts, such as strong energy prices and the company's decision to unwind its position in French drug company Sanofi.

The Portfolio sold Novartis in June as the shares approached our target price. We sold the Portfolio's position in American Express when it reached our price target in May, and we invested the proceeds in more-attractively valued opportunities. The Portfolio sold insurance and investment management holding-company Lincoln National as the stock reached our price target. We also sold the Portfolio's position in Brinker International, owner of Chili's restaurants, as the stock recovered from earlier weakness and approached fair valuation.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS COMPARE WITH THOSE OF ITS BENCHMARK?

As of June 30, 2004, the Portfolio was overweighted relative to the S&P 500/Barra Value(R) Index* in the capital goods, technology, health care, and consumer services sectors. The Portfolio was underweighted in utilities, financial services, transportation, basic industries, and energy. During the reporting period, the Portfolio's weightings in the utilities, energy, and consumer services sectors increased. Sector weightings declined in capital goods, consumer durables, health care, and technology.

WHAT IS YOUR OUTLOOK GOING FORWARD?

As we pass the mid-point of 2004, the equity markets seem frustrated as they weigh risk premiums and real returns. Our perspective on this cycle of tightening is that we expect to see more, as even a 25 basis point increase to 1.25% is a long way from a "neutral" Federal Reserve stance of 3.5%. As the lowest interest-rate environment in a half century sails away, the consumer is unofficially passing the helm to corporate America, and the strength of company profits and free cash flow will drive equity returns.

We believe that well-diversified portfolios are best positioned to take advantage of the improvement in corporate balance sheets. Within the Portfolio, we remain firmly committed to companies that are poised to participate in a gradual economic recovery. Our secular emphasis is toward industries and companies that are leveraged to improving earnings growth as the pace of economic expansion settles in.

The preceding information has not been audited.
Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-73

Typically these industries are commodities--such as fuels, industrial parts, and equipment--and service companies leveraged to capital spending. We continue to believe that the Portfolio's best stock opportunities may be found in these areas.

It is not unusual for bullish markets to stall despite strong fundamental data. For the Portfolio, these events emphasize company valuations. Our investment philosophy leads our portfolio management team to focus on opportunities to either add to existing holdings or initiate new positions at undervalued price levels.

The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-74   MainStay VP Series Fund, Inc.

MAINSTAY VP EAGLE ASSET MANAGEMENT
GROWTH EQUITY PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                     AS OF 6/30/04
--------------------------------------------------------------------------------

                        SIX      ONE     FIVE      SINCE
TOTAL RETURNS          MONTHS   YEAR    YEARS    INCEPTION
----------------------------------------------------------
After portfolio
  operating expenses   -4.19%   8.50%   -0.88%     4.22%

                                            (After portfolio operating expenses)

                                                 MAINSTAY VP EAGLE ASSET
                                                    MANAGEMENT GROWTH          RUSSELL 2000 GROWTH
                                                    EQUITY PORTFOLIO                  INDEX                      S&P 500
                                                 -----------------------       -------------------               -------
5/1/98                                                    1000                        1000                        1000
                                                          1179                        1188                        1117
                                                          1950                        1582                        1352
                                                          1756                        1227                        1229
                                                          1465                         977                        1083
                                                          1052                         704                         844
                                                          1347                         914                        1086
6/30/04                                                   1291                         939                        1123

            -- MainStay VP Eagle Asset Management         -- S&P 500 Index
              Growth Equity Portfolio
            -- Russell 1000 Growth Index

 SERVICE CLASS(1)                                                  AS OF 6/30/04
--------------------------------------------------------------------------------

                        SIX      ONE     FIVE      SINCE
TOTAL RETURNS          MONTHS   YEAR    YEARS    INCEPTION
----------------------------------------------------------
After portfolio
  operating expenses   -4.31%   8.23%   -1.15%     3.94%

                                            (After portfolio operating expenses)

                                                 MAINSTAY VP EAGLE ASSET
                                                    MANAGEMENT GROWTH          RUSSELL 2000 GROWTH
                                                    EQUITY PORTFOLIO                  INDEX                      S&P 500
                                                 -----------------------       -------------------               -------
5/1/98                                                    1000                        1000                        1000
                                                          1177                        1188                        1117
                                                          1942                        1582                        1352
                                                          1743                        1227                        1229
                                                          1450                         977                        1083
                                                          1039                         704                         844
                                                          1327                         914                        1086
6/30/04                                                   1270                         939                        1123

            -- MainStay VP Eagle Asset Management         -- S&P 500 Index
              Growth Equity Portfolio
            -- Russell 1000 Growth Index

                                                              SIX     ONE     FIVE     SINCE
BENCHMARKS                                                   MONTHS   YEAR   YEARS   INCEPTION

Russell 1000(R) Growth Index*                                 2.74%  17.88%  -6.48%     -1.02%
S&P 500(R) Index*                                            3.44    19.11   -2.20      1.90

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY FOR YOUR POLICY, IN THE BEGINNING OF THIS BOOK, TO SEE RETURNS REFLECTIVE OF THESE CHARGES.

1. Performance for the Service Class shares, first offered 6/6/03, includes the historical performance of the Initial Class shares from inception (5/1/98) through 6/5/03, adjusted to reflect the fees and expenses for such shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-75

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                       ENDING ACCOUNT                          VALUE
                                                        VALUE (BASED                         (BASED ON
                                       BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                        ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                         VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
SHARE CLASS                             1/1/04            6/30/04            PERIOD          EXPENSES)           PERIOD
------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS(1)                        $1,000              $958               $4              $1,046              $4
------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS(1)                        $1,000              $957               $5              $1,045              $5
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2004

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                    99.5%
Cash and Other Assets (less liabilities)                                          0.5

See Portfolio of Investments on page M-242 for specific holdings within these categories.

 M-76   MainStay VP Series Fund, Inc.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Manager Ashi Parikh of Eagle Asset Management, Inc.

MAINSTAY VP EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO(1)

WHAT IS THE PORTFOLIO'S INVESTMENT STRATEGY?

The Portfolio invests primarily in U.S. common stocks, mostly of companies with market capitalizations greater than $5 billion at the time of purchase. The Portfolio's subadvisor seeks companies with relatively high return on equity or better-than-average earnings-per-share growth or revenue-growth expectations. Stock selection is based on extensive fundamental analysis.

WHAT MAJOR FACTORS INFLUENCED THE STOCK MARKET IN THE FIRST HALF OF 2004?

During the reporting period, the manufacturing sector continued to expand, as it has done for four quarters. While recent manufacturing index levels were below expectations, the manufacturing sector has remained healthy overall. Employment levels have continued to improve, although at a slower pace than many had hoped. Energy prices remain a concern, as higher energy prices act like a tax on the consumer and have become a higher input cost for businesses.

On June 30, 2004, the Federal Open Market Committee raised the targeted federal funds rate by 25 basis points to 1.25%, initiating what the FOMC foresees as a measured withdrawal of its monetary stimulus. Even so, the FOMC said that "the stance on monetary policy remains accommodative." Although we are in a rising interest-rate environment, we believe that ongoing economic activity should continue to be supported by underlying improvements in productivity, output, and employment levels.

HOW DID YOU MANAGE THE PORTFOLIO DURING THE REPORTING PERIOD?

For the six months ended June 30, 2004, the Portfolio was down 4.19% while the benchmark Russell 1000(R) Growth Index* was up 2.74%. During the period, poor stock selection and poor sector allocation had the greatest negative impact on the Portfolio's relative performance. Together, these forces left the Portfolio in the bottom third of its peer group for the six-month period.

CAN YOU BE MORE SPECIFIC ABOUT WHAT RESULTED IN THIS RELATIVE PERFORMANCE?

The Portfolio's performance was hurt by an under-weighted position in defensive consumer staples names. The Portfolio also suffered from an over-weighted position in more economically sensitive consumer discretionary names, particularly in the media industry. Information technology was another area that hurt performance, primarily because the Portfolio was overweighted in underperforming holdings in the semiconductors & semiconductor equipment industry. To a lesser extent, the Portfolio also lagged in the financial services and industrials sectors. The one bright spot worth noting during the reporting period was the health care sector, where the Portfolio outperformed because of good stock selection.

WHICH STOCKS MADE A POSITIVE CONTRIBUTION TO THE PORTFOLIO'S PERFORMANCE?

Individual holdings that had a positive impact on performance during the reporting period included eBay, an Internet-auction company. The company continues to benefit from an increase in listings and global expansion. Caremark Rx, a pharmacy-benefit manager, was also a strong performer. The Company helps employers contain pharmaceutical costs. Cendant, a consumer-services company that owns Budget and Avis rental-car companies, among other properties, benefited from improving conditions in the travel industry. International Game Technology, a gaming company, performed well due to favorable gaming legislation in California and Pennsylvania. Finally, Allergan, a specialty-pharmaceutical company, benefited by being a solid niche player in the ophthalmic and dermatology markets.

WHICH STOCKS DETRACTED FROM THE PORTFOLIO'S PERFORMANCE?

Weak performers included Fairchild Semiconductor International and Applied Micro Circuits, both of which are semiconductor companies. Inventories have risen at component vendors, and capital-spending growth has increased the fear that the semiconductor spending cycle may be peaking.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges.
1. The MainStay VP Eagle Asset Management Growth Equity Portfolio is a Portfolio of the MainStay VP Series Fund, Inc. Eagle Asset Management, Inc., serves as subadvisor to this Portfolio.
* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-77

Media companies Viacom, Clear Channel Communications, and Comcast also suffered during the first half of the year. Although the economic recovery may eventually lead to a stronger ad environment, national advertising has remained modest and these stocks have lagged the market as a result.

WHAT ACTION HELPED THE PORTFOLIO OUTPERFORM DURING THE PERIOD?

During the first half of 2004, we repositioned the Portfolio's holdings in the health care sector. While we continued to underweight the sector as a whole, we found select opportunities in new additions to the Portfolio, such as Allergan and Caremark Rx. In our view, Allergan is a premier name in its industry because of the quality of its management team, its sales force, and its portfolio of products. Caremark Rx administers the pharmacy-benefit portion of health insurance plans. We believe the company's recent acquisition of a competitor should help Caremark Rx improve its position in this promising industry. During the reporting period, we sold major pharmaceutical manufacturer Merck to pursue what we believed to be better near-term opportunities. We also sold the Portfolio's position in biotechnology company Biogen Idec because we believed current fundamentals were fully reflected in the stock's valuation.

WERE THERE SIGNIFICANT CHANGES OR DEVELOPMENTS IN OTHER SECTORS?

We also repositioned the Portfolio's holdings in the financials sector during the reporting period. Entering the year, the Portfolio was overweighted in financial services. By the end of the first half, however, we had an underweighted position in financial stocks following sales of the Portfolio's positions in mortgage lender Countrywide Financial and brokerage firm Lehman Brothers. Both of these companies had been positive contributors to performance, but we believed that higher interest rates were likely to pose a significant challenge to their businesses in the near term.

In the consumer discretionary sector, we purchased a position in media and news conglomerate Gannett, which added to the Portfolio's already healthy media weighting. We continue to anticipate that media companies such as Gannett, which owns several newspapers and television stations, will benefit from the long-awaited improvement in advertising sales. Our view is based not only on improving economic conditions, but also an anticipated upswing in the industry during the upcoming Olympics and the presidential election.

HOW HAVE THE PORTFOLIO'S WEIGHTINGS CHANGED?

The Portfolio continues to overweight consumer discretionary stocks and underweight the more-defensive consumer staples sector. We moved to an underweighted position in the financials sector because we expect that rising interest rates may impede revenue growth and may cause earnings-per-share growth to moderate. We continue to maintain an underweighted position in the health care sector on the belief that we can find healthier growth rates in other sectors in the current environment. The Portfolio was overweighted in the industrials sector at the beginning of the year, but has since moved to a market weighting. During the reporting period, the Portfolio also became overweighted in the information technology sector. We continue to hold an overweighted position in semiconductors in particular, since we feel that the fundamental outlook for the industry may remain strong over the next 12 months and that valuations are reasonable.

WHAT DO YOU SEE GOING FORWARD?

The possibility of increasing energy, labor, and financing costs may make it difficult to sustain the strong profit-growth rate we have recently seen. The benefits of the falling U.S. dollar may also become more muted, which could lead to profit deceleration. In light of the outsized gains we have seen in recent quarters, a slowdown in corporate profit growth should not come as a surprise.

The length and durability of the profit expansion should be the focus going forward. We believe that the underlying conditions are in place for continued economic strength. These include high cash levels on corporate balance sheets, strong cash-flow growth, borrowing costs that remain modest, and evidence of increased hiring. We believe continued progress in the economy and corporate profitability may lead to increasing equity prices over the balance of the year.

The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-78   MainStay VP Series Fund, Inc.

MAINSTAY VP LORD ABBETT DEVELOPING
GROWTH PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                     AS OF 6/30/04
--------------------------------------------------------------------------------

                          SIX      ONE      FIVE      SINCE
TOTAL RETURNS            MONTHS    YEAR    YEARS    INCEPTION
-------------------------------------------------------------
After portfolio
  operating expenses     2.09%    21.01%   -2.74%    -1.40%

                                            (After portfolio operating expenses)

                                                    MAINSTAY VP LORD
                                                    ABBETT DEVELOPING          RUSSELL 2000 GROWTH
                                                    GROWTH PORTFOLIO                  INDEX                      S&P 500
                                                    -----------------          -------------------               -------
5/1/98                                                    1000                        1000                        1000
                                                           921                         899                        1117
                                                          1218                        1287                        1352
                                                           985                         998                        1229
                                                           913                         906                        1083
                                                           648                         632                         844
                                                           898                         939                        1086
6/30/04                                                    917                         992                        1123

                 -- MainStay VP Lord Abbett Developing  -- S&P 500 Index
                 Growth Portfolio
                 -- Russell 2000 Growth Index

 SERVICE CLASS(1)                                                  AS OF 6/30/04
--------------------------------------------------------------------------------

                          SIX      ONE      FIVE      SINCE
TOTAL RETURNS            MONTHS    YEAR    YEARS    INCEPTION
-------------------------------------------------------------
After portfolio
  operating expenses     1.96%    20.71%   -2.99%    -1.65%

                                            (After portfolio operating expenses)

                                                    MAINSTAY VP LORD
                                                    ABBETT DEVELOPING          RUSSELL 2000 GROWTH
                                                    GROWTH PORTFOLIO                  INDEX                      S&P 500
                                                    -----------------          -------------------               -------
5/1/98                                                    1000                        1000                        1000
                                                           920                         899                        1117
                                                          1212                        1287                        1352
                                                           978                         998                        1229
                                                           904                         906                        1083
                                                           641                         632                         844
                                                           885                         939                        1086
6/30/04                                                    902                         992                        1123

                 -- MainStay VP Lord Abbett Developing  -- S&P 500 Index
                 Growth Portfolio
                 -- Russell 2000 Growth Index

                                                              SIX     ONE     FIVE     SINCE
BENCHMARKS                                                   MONTHS   YEAR   YEARS   INCEPTION

Russell 2000 Growth Index*                                    5.68%  31.55%  -0.45%     -0.13%
S&P 500(R) Index*                                            3.44    19.11   -2.20      1.90

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY FOR YOUR POLICY, IN THE BEGINNING OF THIS BOOK, TO SEE RETURNS REFLECTIVE OF THESE CHARGES.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (5/1/98) through 6/4/03, adjusted to reflect the fees and expenses for such shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-79

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP LORD ABBETT DEVELOPING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                       ENDING ACCOUNT                          VALUE
                                                        VALUE (BASED                         (BASED ON
                                       BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                        ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                         VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
SHARE CLASS                             1/1/04            6/30/04            PERIOD          EXPENSES)           PERIOD
------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS(1)                        $1,000             $1,021              $5              $1,045              $5
------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS(1)                        $1,000             $1,020              $7              $1,044              $7
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2004

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                    96.6%
Short-Term Investment                                                             4.8
Liabilities in Excess of Cash and Other Assets                                   -1.4

See Portfolio of Investments on page M-248 for specific holdings within these categories.

 M-80   MainStay VP Series Fund, Inc.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Manager F. Thomas O'Halloran, of Lord, Abbett & Co. LLC.

MAINSTAY VP LORD ABBETT DEVELOPING GROWTH PORTFOLIO(1)

WHAT IS THE PORTFOLIO'S INVESTMENT STRATEGY?

The Portfolio invests primarily in the common stocks of companies with above-average long-range growth potential, particularly smaller companies considered to be in the developing growth phase. The Portfolio may also invest in companies that are in their formative years.

WHAT FORCES AFFECTED THE STOCK MARKET DURING THE FIRST HALF OF 2004?

The U.S. economy began 2004 with much enthusiasm, with real gross domestic product growing 4.5% during the first quarter. According to advance estimates from the Bureau of Economic Analysis, real GDP grew at a seasonally adjusted annual rate of 3.0% in the second quarter of 2004. Unfortunately, the economy's relatively strong performance was not reflected in equity prices. The early optimism faded and investor skepticism flourished, leaving equity prices below their first-quarter summit and prompting a mid-May trough in the stock market. Fortunately, by the end of the second quarter, investors regained their confidence and equity prices finished the first half of 2004 with modest gains.

HOW DID ECONOMIC EXPANSION AFFECT EMPLOYMENT AND INTEREST RATES?

Despite six months of above-trend economic growth, which helped generate some
1.2 million jobs, the unemployment rate held relatively steadily at 5.6%. The Federal Open Market Committee(2) responded to the dynamic, broadly based expansion of the U.S. economy with a shift in its policy statement. In January and March, the FOMC said it could remain "patient." In May, however, new language implied that rate hikes were imminent, although at a "measured" pace. The altered vocabulary sent the 10-year Treasury yield soaring more than 100 basis points from its March low of 3.7% and drove equity prices down nearly 6.0%. These moves reflected market concern over aggressive monetary tightening. At the end of June, the FOMC raised the targeted federal funds rate by 25 basis points, to 1.25%.

WHY WAS THE MARKET SO CONCERNED ABOUT INFLATION?

One reason was the price of oil. Speculators had bid oil prices above $42 a barrel, which spread misguided fears of an oil-supply shock and surging inflation. Fortunately in June, OPEC agreed to increase oil-production quotas, and the price of oil stumbled off its highs. This, in turn, lifted an important burden off of the stock market. By the end of June, the price of oil once again rose to about $40 a barrel.

HOW DID CORPORATE PROFITS AND EARNINGS FARE DURING THE FIRST HALF OF 2004?

During the first six months of 2004, brisk economic expansion and productivity growth enabled corporations to widen their profit margins. According to the Department of Commerce, corporate profits surged nearly 32% year-over-year during the first quarter, up from an impressive 29% in the fourth quarter of 2003. Fueled by low interest rates and a generous tax policy, robust consumer and business spending significantly contributed to the reported growth in corporate earnings. Corporate profits also benefited from rapid productivity expansion, which helped to contain unit labor costs--the largest ongoing expense for most companies. We believe that productivity growth, currently forecasted to remain above its long-term average of 2.5%, should continue to foster wide corporate profit margins and to justify higher equity prices through the remainder of 2004.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expenses charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges.
1. The MainStay VP Lord Abbett Developing Growth Portfolio is a Portfolio of the MainStay VP Series Fund, Inc. Lord, Abbett & Co. LLC serves as subadvisor to this Portfolio.
2. The Federal Reserve controls the three tools of monetary policy--open market operations, the discount rate, and reserve requirements. The Board of Governors of the Federal Reserve System is responsible for the discount rate and reserve requirements. The Federal Open Market Committee (FOMC) is responsible for open market operations. The FOMC holds eight regularly scheduled meetings per year. At these meetings, the Committee reviews economic and financial conditions, determines the appropriate stance of monetary policy, and assesses the risks to its long-run goals of price stability and sustainable economic growth.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-81

WHAT WAS THE NET RESULT OF ALL THESE FACTORS?

The first half of 2004 saw considerable market volatility. In our opinion, fears of inflation and fears of a fading recovery competed for dominance in investors' minds, while increased terrorist activity added angst to the mixture. Most major equity indices have traded within a 15% range this year. New 2004 lows were set during May, but indices rallied back toward range midpoints by the end of June 2004. For the first half of 2004, there was little sustainable relative strength in any major segment of the market. Names that we consider to be speculative-- including companies with negative earnings--dominated early in the year, but this trend faded by February. In the absence of major, sustainable trends, the Portfolio's 2004 performance has been driven by individual stock selection.

WERE THERE SIGNIFICANTLY OVERWEIGHTED SECTORS IN THE PORTFOLIO AS OF JUNE 30, 2004?

The Portfolio's most significantly overweighted position relative to the Russell 2000(R) Growth Index* was in the industrials sector (20.2% for the Portfolio versus 13.8% for the Index). Within this sector, the commercial services & supplies industry accounted for the bulk of the Portfolio's holdings. We believe this industry, which includes business-consulting and executive-search firms, is leveraged both to the cyclical economic recovery and to increasingly stringent legal-reporting requirements. The Portfolio was also modestly overweighted in the information technology sector. Within this sector, the Portfolio's greatest relative exposure was in the Internet software & services industry. Here, the Portfolio is focused primarily on companies that provide enabling technology and have demonstrated profitability.

WHICH PORTFOLIO SECTORS WERE SIGNIFICANTLY UNDERWEIGHTED?

The Portfolio's most significantly underweighted position relative to the Russell 2000(R) Growth Index* was in the consumer discretionary sector. The Portfolio focused particularly on the media industry, which includes communication and publishing firms. This underweighted position was the result of stock selection and does not reflect a negative opinion about this segment of the economy as a whole. The Portfolio also continued to be underexposed to the financials sector, most notably among thrifts and REITs. While we have identified certain regional banks that we believe are positioned to take advantage of specific demographic trends, we continue to feel that the sector as a whole may struggle as interest rates rise in the coming year.

HOW HAVE YOU POSITIONED THE PORTFOLIO FOR WHAT LIES AHEAD?

In our opinion, much of the volatility in the second quarter was driven by investors' overreaction to rising prices for natural resources. We have attempted to take advantage of this volatility by adding to oversold information technology names and by trimming relatively expensive energy holdings. Within the information technology sector, we have increased the Portfolio's emphasis on software, semiconductors, and semiconductor capital equipment. We have also continued to reduce our commitment to consumer discretionary holdings, especially among specialty retailers. The Portfolio remains heavily committed in the industrials sector.

The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

The views of Lord, Abbett & Co. LLC, the Portfolio's subadvisor, and the Portfolio's holdings described in this report are as of June 30, 2004; these views and holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's prospectus.

Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices, than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-82   MainStay VP Series Fund, Inc.

DIRECTORS AND OFFICERS

The following are the Directors and Officers of MainStay VP Series Fund, Inc., together with a brief description of their principal occupations during the past five years.

Each Director serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Directors.

The business address of each Director and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                       OVERSEEN BY DIRECTOR  HELD BY DIRECTOR
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS*
        GARY E.           Chairman and Chief     Chief Executive Officer, Chairman, and             55           None
        WENDLANDT         Executive Officer      Manager, New York Life Investment
        10/8/50           since 2002 and         Management LLC (including predecessor
                          Director since 2001    advisory organizations) and New York
                                                 Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Manager, NYLIFE Distributors LLC; Vice
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman,
                                                 President and Chief Executive Officer,
                                                 and Trustee, The MainStay Funds (23
                                                 portfolios); Executive Vice President
                                                 and Chief Investment Officer, MassMutual
                                                 Life Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
        ANNE F. POLLACK   President since 1990   Senior Vice President and Chief                    19           None
        11/7/55           and Director since     Investment Officer, New York Life
                          1989                   Insurance Company; Senior Vice
                                                 President, Chief Investment Officer, and
                                                 Manager, NYLIFE LLC; Senior Vice
                                                 President and Director, New York Life
                                                 Insurance and Annuity Corporation and
                                                 NYLIFE Insurance Company of Arizona;
                                                 Senior Vice President, Chief Investment
                                                 Officer, and Manager, New York Life
                                                 International, LLC; Director, NYLIFE
                                                 Securities Inc.
        -------------------------------------------------------------------------------------------------------------------------
        ROBERT D. ROCK    Vice President since   Senior Vice President, New York Life               19           None
        12/16/54          1985 and Director      Insurance Company; Senior Vice
                          since 1984             President, Chief Investment Officer, and
                                                 Director, New York Life Insurance and
                                                 Annuity Corporation and NYLIFE Insurance
                                                 Company of Arizona; Senior Vice
                                                 President and Manager, NYLIFE
                                                 Distributors LLC; Senior Vice President,
                                                 NYLIFE Securities Inc.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Directors are considered to be interested persons of the Company within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Insurance and Annuity Corporation, NYLIFE LLC, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

                                                  www.mainstayfunds.com    M- 83

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                       OVERSEEN BY DIRECTOR  HELD BY DIRECTOR
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS
        MICHAEL J. DRABB  Director since 1994    Retired. Executive Vice President,                 19           Director, MONY
        10/4/33                                  O'Brien Asset Management (1993 to 1999).                        Series Fund (7
                                                                                                                 portfolios),
                                                                                                                 Inc.; Director,
                                                                                                                 New York Life
                                                                                                                 Settlement
                                                                                                                 Corporation.
        -------------------------------------------------------------------------------------------------------------------------
        JILL FEINBERG     Director since 1995    President, Jill Feinberg & Company, Inc.           19           Director, New
        4/14/54                                  (special events and meeting planning                            York Life
                                                 firm).                                                          Settlement
                                                                                                                 Corporation
        -------------------------------------------------------------------------------------------------------------------------
        DANIEL HERRICK    Director since 1983    Retired. Treasurer and Executive                   19           None
        12/1/20                                  Officer, National Gallery of Art (1985
                                                 to 1995).
        -------------------------------------------------------------------------------------------------------------------------
        ROMAN L. WEIL     Director since 1994    V. Duane Rath Professor of Accounting,             19           None
        5/22/40                                  Graduate School of Business, University
                                                 of Chicago; President, Roman L. Weil
                                                 Associates, Inc. (consulting firm).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER,  Director since 1997    Retired. Managing Director of Salomon              19           None
        JR.                                      Brothers, Inc. (1981 to 1995).
        10/22/41
        -------------------------------------------------------------------------------------------------------------------------
                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                       OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT DIRECTORS
        THEODORE A.       Executive Vice         Executive Vice President and Co-Head of            19           None
        MATHAS            President since 2002   Life & Annuity (as of January 1, 2004)
        4/4/67                                   and Senior Vice President and Chief
                                                 Operating Officer for Life & Annuity
                                                 (1998 to December 2003), New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Director, New York Life
                                                 Insurance and Annuity Corporation and
                                                 NYLIFE Insurance Company of Arizona;
                                                 Director, NYLIFE Securities Inc.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Treasurer, Chief       Managing Director, New York Life                   61           None
        FARRELL           Financial and          Investment Management LLC (including
        9/27/59           Accounting Officer     predecessor advisory organizations);
                          since 2001             Vice President, Treasurer, Chief
                                                 Financial and Accounting Officer, The
                                                 MainStay Funds; Treasurer, Chief
                                                 Financial and Accounting Officer,
                                                 Eclipse Funds Inc. and Eclipse Funds;
                                                 Chief Financial Officer and Assistant
                                                 Treasurer, McMorgan Funds.
        -------------------------------------------------------------------------------------------------------------------------

M- 84   MainStay VP Series Fund, Inc.

                                                                                              NUMBER OF
                          POSITION(S) HELD WITH                                               PORTFOLIOS           OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                      IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                          OVERSEEN BY OFFICER  HELD BY OFFICER
        --------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT DIRECTORS
        ROBERT A.         Secretary since 2001   Senior Managing Director, General Counsel,           55           None
        ANSELMI                                  and Secretary, New York Life Investment
        10/19/46                                 Management LLC (including predecessor
                                                 advisory organizations); Secretary, New
                                                 York Life Investment Management Holdings
                                                 LLC; Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIFE Distributors LLC;
                                                 Secretary, The MainStay Funds, Eclipse
                                                 Funds Inc., and Eclipse Funds; Managing
                                                 Director and Senior Counsel, Lehman
                                                 Brothers Inc. (October 1998 to December
                                                 1999); General Counsel and Managing
                                                 Director, JP Morgan Investment Management
                                                 Inc. (1986 to September 1998).
        --------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance              55           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 NYLIFE Securities Inc., and NYLIFE
                                                 Distributors LLC; Tax Vice President, New
                                                 York Life International, LLC; Tax Vice
                                                 President, Eclipse Funds, Eclipse Funds
                                                 Inc. and The MainStay Funds.
        --------------------------------------------------------------------------------------------------------------------------

                                                  www.mainstayfunds.com    M- 85

DIRECTORS AND OFFICERS*

GARY E. WENDLANDT
Chairman, Chief Executive Officer and Director

ANNE F. POLLACK
President and Director

MICHAEL J. DRABB
Director

JILL FEINBERG
Director

DANIEL HERRICK
Director

ROBERT D. ROCK
Director and Vice President

ROMAN L. WEIL
Director

JOHN A. WEISSER, JR.
Director

THEODORE A. MATHAS
Executive Vice President

PATRICK J. FARRELL
Treasurer, Chief Financial and Accounting Officer

ROBERT A. ANSELMI
Secretary

RICHARD W. ZUCCARO
Tax Vice President

INVESTMENT ADVISER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

 * As of June 30, 2004.
** An affiliate of New York Life Investment Management LLC.
Some Portfolios may not be available in all products.

SUB-ADVISOR

MACKAY SHIELDS LLC**

ADMINISTRATOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

DISTRIBUTOR

NYLIFE DISTRIBUTORS LLC

CUSTODIANS

THE BANK OF NEW YORK

JP MORGAN CHASE & CO.

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP

LEGAL COUNSEL

DECHERT LLP

M- 86   MainStay VP Series Fund, Inc.

PORTFOLIO OF INVESTMENTS JUNE 30, 2004 UNAUDITED

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM BONDS (89.1%)+
ASSET-BACKED SECURITIES (3.1%)
------------------------------------------------------------------------------
CONSUMER FINANCE (2.1%)
American Express Master Trust
  Series 2002-2 Class A
  1.29%, due 5/15/06                                $ 5,000,000   $  5,002,703
MBNA Credit Card Master Note Trust
  Series 2003-A2 Class A2
  1.29%, due 8/15/08                                  5,000,000      5,002,415
                                                                  ------------
                                                                    10,005,118
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (1.0%)
Bank One Issuance Trust
  Series 2003-A2 Class A2
  1.15%, due 10/15/08                                 5,000,000      5,002,298
                                                                  ------------
Total Asset-Backed Securities
  (Cost $15,009,454)                                                15,007,416
                                                                  ------------

CORPORATE BONDS (31.9%)
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.6%)
Raytheon Co.
  6.50%, due 7/15/05                                  3,000,000      3,105,441
                                                                  ------------

AUTOMOBILES (2.4%)
DaimlerChrysler North America Holdings, Inc.
  7.20%, due 9/1/09                                   3,000,000      3,265,662
  8.00%, due 6/15/10                                  1,000,000      1,123,934
Ford Motor Co.
  7.45%, due 7/16/31                                  3,000,000      2,859,660
General Motors Corp.
  7.125%, due 7/15/13                                 2,000,000      2,054,098
  8.375%, due 7/15/33                                 2,000,000      2,116,984
                                                                  ------------
                                                                    11,420,338
                                                                  ------------
BEVERAGES (0.3%)
Coca-Cola Enterprises, Inc.
  8.50%, due 2/1/22                                   1,000,000      1,265,308
                                                                  ------------

CAPITAL MARKETS (2.3%)
Goldman Sachs Group, Inc. (The)
  5.15%, due 1/15/14                                  2,875,000      2,760,914
  5.25%, due 10/15/13                                 1,000,000        970,983
  5.70%, due 9/1/12                                   1,000,000      1,014,386
J.P. Morgan Chase & Co.
  3.50%, due 3/15/09                                  2,000,000      1,919,130
  6.625%, due 3/15/12                                 2,000,000      2,162,614

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CAPITAL MARKETS (CONTINUED)
Morgan Stanley Dean Witter & Co.
  6.75%, due 4/15/11                                $ 2,000,000   $  2,191,738
                                                                  ------------
                                                                    11,019,765
                                                                  ------------
COMMERCIAL BANKS (2.6%)
Bank of America Corp.
  7.80%, due 2/15/10                                  2,000,000      2,298,354
Bank One Corp.
  4.125%, due 9/1/07                                  2,000,000      2,023,200
First Chicago NBD Corp.
  6.125%, due 2/15/06                                 1,750,000      1,835,232
Fleet National Bank
  5.75%, due 1/15/09                                  5,000,000      5,280,690
National City Corp.
  3.20%, due 4/1/08                                   1,000,000        977,786
                                                                  ------------
                                                                    12,415,262
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (0.7%)
Cendant Corp.
  7.375%, due 1/15/13                                 2,000,000      2,230,830
Donnelley (R.R.) & Sons Co.
  4.95%, due 4/1/14 (a)                               1,000,000        952,321
                                                                  ------------
                                                                     3,183,151
                                                                  ------------
CONSUMER FINANCE (1.6%)
American General Finance Corp.
  Series G
  5.375%, due 9/1/09                                  1,000,000      1,028,348
Capital One Bank
  Series BNKT
  6.875%, due 2/1/06                                  1,000,000      1,054,744
  8.25%, due 6/15/05                                  2,000,000      2,096,812
Ford Motor Credit Co.
  6.25%, due 2/16/06                                  1,000,000      1,027,179
Household Finance Corp.
  4.75%, due 7/15/13                                  2,500,000      2,357,503
                                                                  ------------
                                                                     7,564,586
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (4.9%)
Associates Corp. of North America
  6.95%, due 11/1/18                                  3,000,000      3,317,622
Boeing Capital Corp.
  5.75%, due 2/15/07                                  3,000,000      3,161,478
CIT Group, Inc.
  7.125%, due 10/15/04                                2,000,000      2,030,612
  7.75%, due 4/2/12                                   2,000,000      2,280,902

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                   www.mainstayfunds.com   M- 87

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Mellon Funding Corp.
  6.40%, due 5/14/11                                $ 1,125,000   $  1,223,043
National Rural Utilities Cooperative Finance Corp.
  3.875%, due 2/15/08                                 5,000,000      4,985,845
NiSource Finance Corp.
  7.625%, due 11/15/05                                3,000,000      3,182,397
Principal Life Global Funding I
  6.25%, due 2/15/12 (a)                              3,110,000      3,321,613
                                                                  ------------
                                                                    23,503,512
                                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.4%)
Bell Atlantic Pennsylvania, Inc.
  8.35%, due 12/15/30                                 1,500,000      1,801,638
MCI, Inc.
  5.908%, due 5/1/07                                     92,000         89,240
  6.688%, due 5/1/09                                     92,000         85,100
  7.735%, due 5/1/14                                     79,000         70,705
Sprint Capital Corp.
  7.125%, due 1/30/06                                 1,000,000      1,058,250
  8.375%, due 3/15/12                                 1,000,000      1,149,329
  8.75%, due 3/15/32                                  2,125,000      2,476,220
                                                                  ------------
                                                                     6,730,482
                                                                  ------------
ELECTRIC UTILITIES (3.3%)
Arizona Public Service Co.
  5.80%, due 6/30/14                                  1,500,000      1,501,443
  7.625%, due 8/1/05                                  3,000,000      3,155,937
Cleveland Electric Illuminating Co.
  5.65%, due 12/15/13 (a)                             1,000,000        973,112
Consumers Energy Co.
  Series J
  6.00%, due 2/15/14                                  1,000,000      1,016,933
DTE Energy Co.
  6.375%, due 4/15/33                                   750,000        702,355
  6.45%, due 6/1/06                                   1,000,000      1,051,730
FPL Group Capital, Inc.
  3.25%, due 4/11/06                                  2,000,000      2,006,142
Pepco Holdings, Inc.
  3.75%, due 2/15/06                                  1,000,000      1,004,814
Progress Energy, Inc.
  6.125%, due 9/15/33                                 2,000,000      1,962,728
  6.50%, due 7/15/12                                  2,000,000      2,150,194
Public Service Co. of New Mexico
  4.40%, due 9/15/08                                    500,000        498,458
                                                                  ------------
                                                                    16,023,846
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FOOD & STAPLES RETAILING (1.7%)
Delhaize America, Inc.
  7.375%, due 4/15/06                               $ 2,500,000   $  2,634,438
Kroger Co. (The)
  Series B
  7.70%, due 6/1/29                                   2,000,000      2,251,016
Safeway, Inc.
  4.80%, due 7/16/07                                  2,000,000      2,044,360
SUPERVALU, Inc.
  7.50%, due 5/15/12                                  1,000,000      1,121,103
                                                                  ------------
                                                                     8,050,917
                                                                  ------------
FOOD PRODUCTS (1.2%)
Kellogg Co.
  Series B
  6.60%, due 4/1/11                                   2,000,000      2,193,736
Unilever Capital Corp.
  7.125%, due 11/1/10                                 3,000,000      3,393,855
                                                                  ------------
                                                                     5,587,591
                                                                  ------------
GAS UTILITIES (0.4%)
Kinder Morgan Energy Partners, L.P.
  5.00%, due 12/15/13                                 2,000,000      1,880,694
                                                                  ------------

INSURANCE (0.4%)
Berkshire Hathaway, Inc.
  4.625%, due 10/15/13                                2,000,000      1,911,580
                                                                  ------------

MEDIA (2.6%)
CSC Holdings, Inc.
  7.25%, due 7/15/08                                  1,500,000      1,515,000
TCI Communications, Inc.
  7.125%, due 2/15/28                                 2,000,000      2,080,481
Time Warner, Inc.
  7.57%, due 2/1/24                                   2,500,000      2,699,600
  7.625%, due 4/15/31                                 3,000,000      3,246,423
Walt Disney Co. (The)
  Series B
  6.75%, due 3/30/06                                  2,000,000      2,118,570
  7.00%, due 3/1/32                                   1,000,000      1,071,770
                                                                  ------------
                                                                    12,731,844
                                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (0.3%)
Pacific Electric & Gas Co.
  6.05%, due 3/1/34                                   1,500,000      1,410,834
                                                                  ------------

OIL & GAS (0.4%)
Duke Energy Field Services Corp.
  7.50%, due 8/16/05                                  2,000,000      2,099,788
                                                                  ------------

M- 88   MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (0.3%)
Weyerhaeuser Co.
  7.375%, due 3/15/32                               $ 1,500,000   $  1,631,141
                                                                  ------------

PHARMACEUTICALS (0.5%)
Wyeth
  6.45%, due 2/1/24                                   2,500,000      2,377,358
                                                                  ------------

REAL ESTATE (1.7%)
Archstone-Smith Trust
  8.20%, due 7/3/05                                   3,305,000      3,470,798
Avalonbay Communities, Inc.
  6.625%, due 9/15/11                                 1,000,000      1,074,416
Regency Centers LP
  7.95%, due 1/15/11                                  2,000,000      2,278,460
Rouse Co. (The)
  3.625%, due 3/15/09                                 1,000,000        950,039
  8.00%, due 4/30/09                                    500,000        566,041
                                                                  ------------
                                                                     8,339,754
                                                                  ------------
ROAD & RAIL (0.9%)
CSX Corp.
  5.50%, due 8/1/13                                   2,000,000      1,974,664
Norfolk Southern Corp.
  7.80%, due 5/15/27                                  2,000,000      2,317,954
                                                                  ------------
                                                                     4,292,618
                                                                  ------------
THRIFTS & MORTGAGE FINANCE (1.4%)
Countrywide Financial Corp.
  4.00%, due 3/22/11                                  1,500,000      1,399,050
General Electric Capital Corp.
  6.00%, due 6/15/12                                  5,000,000      5,276,440
                                                                  ------------
                                                                     6,675,490
                                                                  ------------
Total Corporate Bonds (Cost $153,757,759)                          153,221,300
                                                                  ------------

FOREIGN CORPORATE BONDS (4.7%)
------------------------------------------------------------------------------
COMMERCIAL BANKS (0.5%)
Danske Bank
  5.914%, due 12/29/49 (a)(c)                         2,500,000      2,533,904
                                                                  ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
Deutsche Telekom International Finance BV
  9.25%, due 6/1/32                                   1,000,000      1,317,769
Telecom Italia Capital
  6.375%, due 11/15/33 (a)                              500,000        482,675
                                                                  ------------
                                                                     1,800,444
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FOREIGN GOVERNMENTS (3.8%)
Province of British Columbia
  4.625%, due 10/3/06                               $ 5,000,000   $  5,150,750
Province of Manitoba
  2.75%, due 1/17/06                                  4,000,000      4,011,076
Province of Ontario
  5.50%, due 10/1/08                                  4,000,000      4,225,184
Province of Quebec
  5.00%, due 7/17/09                                  2,000,000      2,055,504
Republic of Italy
  2.50%, due 3/31/06                                  3,000,000      2,988,936
                                                                  ------------
                                                                    18,431,450
                                                                  ------------
Total Foreign Corporate Bonds
  (Cost $22,269,699)                                                22,765,798
                                                                  ------------

MORTGAGE-BACKED SECURITY (2.0%)
------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS (COLLATERALIZED MORTGAGE OBLIGATIONS) (2.0%)
VMorgan Stanley Capital I
  Series 2004-HQ3 Class A4
  4.80%, due 1/13/41                                 10,000,000      9,609,057
                                                                  ------------
Total Mortgage-Backed Security (Cost $9,527,283)                     9,609,057
                                                                  ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (47.4%)
------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK (4.2%)
  2.625%, due 2/16/07                                 5,000,000      4,909,725
  3.00%, due 8/15/05                                  5,000,000      5,032,375
  3.25%, due 8/15/05                                  5,000,000      5,046,125
  3.75%, due 8/15/07                                  5,000,000      5,026,645
                                                                  ------------
                                                                    20,014,870
                                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (15.5%)
  4.00%, due 5/1/19                                   3,000,002      2,861,308
  4.50%, due 6/1/18-1/1/19                            4,653,068      4,557,172
V  4.50%, due 7/15/19 TBA (b)                        12,000,000     11,715,000
V  5.00%, due 5/1/34-6/1/34                          19,000,496     18,361,339
  5.50%, due 12/1/33                                    227,448        227,153
V  5.50%, due 7/15/34 -8/15/34
    TBA (b)                                          22,000,000     21,859,057
  6.00%, due 1/1/33                                   5,984,636      6,123,455
  6.00%, due 7/15/34 TBA (b)                          4,000,000      4,083,752
  6.50%, due 7/1/17-9/1/32                              473,967        502,905
  7.00%, due 1/1/33                                   4,002,844      4,224,885
                                                                  ------------
                                                                    74,516,026
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.4%)
  5.25%, due 8/1/12                                   2,000,000      1,998,534
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                   www.mainstayfunds.com   M- 89

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
w
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (11.4%)
  4.00%, due 7/20/19 TBA (b)                        $ 3,000,000   $  2,856,564
  4.50%, due 5/1/18                                   6,564,463      6,432,243
V  5.00%, due 1/1/18-5/1/33                          11,763,991     11,806,851
  5.50%, due 5/1/16-6/1/34                           14,665,808     14,668,531
  6.00%, due 2/1/14-9/1/32                            2,346,359      2,420,696
V  6.00%, due 7/15/34 TBA (b)                         7,000,000      7,144,375
  6.50%, due 11/1/09-12/1/31                          5,794,230      6,058,932
  7.00%, due 2/1/27-4/1/31                            1,769,639      1,875,436
  7.50%, due 7/1/28                                     467,922        502,596
  8.00%, due 5/1/25-12/1/29                             974,671      1,064,339
                                                                  ------------
                                                                    54,830,563
                                                                  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (4.8%)
V  5.00%, due 8/15/34 TBA (b)                        11,000,000     10,618,432
  5.50%, due 3/15/33-4/15/33                          4,596,317      4,600,751
  6.00%, due 2/15/32                                  2,177,785      2,236,193
  6.50%, due 4/15/32-6/15/32                          4,474,820      4,681,133
  7.00%, due 7/15/31                                    494,512        525,646
  9.00%, due 4/15/26                                    270,848        304,045
                                                                  ------------
                                                                    22,966,200
                                                                  ------------
UNITED STATES TREASURY BOND (2.8%)
V  5.375%, due 2/15/31                               13,506,000     13,621,544
                                                                  ------------

UNITED STATES TREASURY NOTES (8.3%)
V  1.75%, due 12/31/04                               15,000,000     15,004,095
  2.25%, due 2/15/07                                  3,100,000      3,039,575
  4.00%, due 6/15/09-2/15/14                          8,240,000      8,172,278
V  4.75%, due 5/15/14                                 7,200,000      7,275,096
  4.875%, due 2/15/12                                 3,000,000      3,098,436
  5.00%, due 2/15/11                                  1,000,000      1,046,719
  5.75%, due 8/15/10                                  2,000,000      2,180,624
                                                                  ------------
                                                                    39,816,823
                                                                  ------------
Total U.S. Government &
  Federal Agencies
  (Cost $227,484,622)                                              227,764,560
                                                                  ------------
Total Long-Term Bonds
  (Cost $428,048,817)                                              428,368,131
                                                                  ------------
                                                         SHARES          VALUE
w
COMMON STOCK (0.1%)
------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
MCI, Inc.                                                28,757   $    406,912
                                                                  ------------
Total Common Stock
  (Cost $1,887,696)                                                    406,912
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT          VALUE
y
SHORT-TERM INVESTMENTS (21.5%) (D)
------------------------------------------------------------------------------
COMMERCIAL PAPER (13.4%)
BMW United States Capital Corp.
  1.24%, due 7/9/04                                 $ 5,000,000      4,998,622
Ciesco LP
  1.20%, due 7/26/04                                  5,000,000      4,995,831
Citigroup Global Markets Holdings, Inc.
  1.10%, due 7/7/04                                   5,000,000      4,999,083
Coca-Cola Co., (The)
  1.16%, due 7/23/04                                  5,000,000      4,996,455
E.I. du Pont de Nemours & Co.
  1.14%, due 7/20/04                                  5,000,000      4,996,991
General Electric Capital Corp.
  1.08%, due 7/9/04                                   2,100,000      2,099,495
International Business Machines Corp.
  1.12%, due 7/12/04                                  5,000,000      4,998,288
International Lease Finance Corp.
  1.07%, due 7/6/04                                   5,000,000      4,999,256
National Rural Utilities Cooperative Finance Corp.
  1.26%, due 7/28/04                                  5,000,000      4,995,275
Nordea North America, Inc.
  1.07%, due 7/16/04                                  5,000,000      4,997,767
PACCAR Financial Corp.
  1.40%, due 7/1/04                                   7,285,000      7,285,000
PepsiAmericas, Inc.
  1.11%, due 7/8/04                                   5,000,000      4,998,920
Toronto Dominion Holdings USA
  1.15%, due 7/19/04                                  5,000,000      4,997,124
                                                                  ------------
Total Commercial Paper
  (Cost $64,358,107)                                                64,358,107
                                                                  ------------

M- 90   MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
w
FEDERAL AGENCIES (3.1%)
Federal Farm Credit Bank
  1.17%, due 7/14/04                                $ 7,000,000   $  6,997,038
Federal Home Loan Bank
  1.13%, due 7/23/04                                  4,395,000      4,391,643
  1.17%, due 7/14/04                                  3,500,000      3,498,568
                                                                  ------------
Total Federal Agencies
  (Cost $14,887,249)                                                14,887,249
                                                                  ------------
U.S. GOVERNMENT (5.0%)
United States Treasury Bills
  1.04%, due 7/15/04                                  5,000,000      4,998,016
  1.08%, due 7/22/04                                  3,940,000      3,937,446
  1.21%, due 8/26/04                                  5,000,000      4,990,560
  1.30%, due 9/23/04                                  5,000,000      4,984,940
  1.40%, due 10/14/04                                 5,000,000      4,979,800
                                                                  ------------
Total U.S. Government
  (Cost $23,899,861)                                                23,890,762
                                                                  ------------
Total Short-Term Investments
  (Cost $103,145,217)                                              103,136,118
                                                                  ------------
Total Investments
  (Cost $533,081,730) (e)                                 110.7%   531,911,161(f)
Liabilities in Excess of
  Cash and Other Assets                                   (10.7)   (51,558,361)
                                                    -----------   ------------
Net Assets                                                100.0%  $480,352,800
                                                    ===========   ============

(a)  May be sold to institutional investors only.
(b) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and maturity date will be determined upon settlement.
(c)  Floating rate. Rate shown is the rate in effect at June
     30, 2004.
(d)  Segregated as collateral for TBA's.
(e) The cost stated also represents the aggregate cost for federal income tax purposes.
(f)  At June 30, 2004 net unrealized depreciation was
     $1,170,569, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $4,929,489 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $6,100,058.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                   www.mainstayfunds.com   M- 91

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $533,081,730)                $531,911,161
Cash                                                   1,024
Receivables:
  Investment securities sold                      43,494,775
  Interest                                         4,535,214
  Fund shares sold                                   150,342
Other assets                                           9,374
                                                ------------
    Total assets                                 580,101,890
                                                ------------
LIABILITIES:
Payables:
  Investment securities purchased                 98,435,696
  Fund shares redeemed                               959,763
  Shareholder communication                          107,295
  Adviser                                             98,124
  Administrator                                       78,499
  NYLIFE Distributors                                  8,071
Accrued expenses                                      61,642
                                                ------------
    Total liabilities                             99,749,090
                                                ------------
Net assets                                      $480,352,800
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                                 $    327,118
  Service Class                                       31,245
Additional paid-in capital                       471,418,761
Accumulated undistributed net investment
  income                                           8,262,891
Accumulated undistributed net realized gain on
  investments                                      1,483,354
Net unrealized depreciation on investments        (1,170,569)
                                                ------------
Net assets                                      $480,352,800
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $438,548,915
                                                ============
Shares of capital stock outstanding               32,711,788
                                                ============
Net asset value per share outstanding           $      13.41
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 41,803,885
                                                ============
Shares of capital stock outstanding                3,124,502
                                                ============
Net asset value per share outstanding           $      13.38
                                                ============

M- 92   MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 9,587,929
                                                 -----------
EXPENSES:
  Advisory                                           612,925
  Administration                                     490,340
  Shareholder communication                           93,921
  Professional                                        43,295
  Service                                             38,151
  Directors                                           12,135
  Portfolio pricing                                    8,927
  Miscellaneous                                       25,344
                                                 -----------
    Total expenses                                 1,325,038
                                                 -----------
Net investment income                              8,262,891
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on investments                   1,483,354
Net change in unrealized appreciation
  (depreciation) on investments                   (9,795,346)
                                                 -----------
Net realized and unrealized loss on investments   (8,311,992)
                                                 -----------
Net decrease in net assets resulting from
  operations                                     $   (49,101)
                                                 ===========

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                   www.mainstayfunds.com   M- 93

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2003

                                              2004           2003
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income                $  8,262,891   $ 19,448,494
 Net realized gain on investments        1,483,354     13,627,665
 Net change in unrealized
  appreciation (depreciation) on
  investments                           (9,795,346)   (10,541,500)
                                      ---------------------------
 Net increase (decrease) in net
  assets resulting from operations         (49,101)    22,534,659
                                      ---------------------------

Dividends and distributions to
 shareholders:

 From net investment income:
   Initial Class                                --    (19,902,818)
   Service Class                                --       (768,712)

 From net realized gain on
  investments:
   Initial Class                                --    (11,892,619)
   Service Class                                --       (466,633)
                                      ---------------------------
 Total dividends and distributions
  to shareholders                               --    (33,030,782)
                                      ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                         8,993,995     77,278,859
   Service Class                        23,651,566     19,885,771

 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions:
   Initial Class                                --     31,795,437
   Service Class                                --      1,235,344
                                      ---------------------------
                                        32,645,561    130,195,411

 Cost of shares redeemed:
   Initial Class                       (55,646,671)   (96,297,101)
   Service Class                        (1,232,561)      (506,395)
                                      ---------------------------
                                       (56,879,232)   (96,803,496)
                                      ---------------------------
    Increase (decrease) in net
     assets derived from capital
     share transactions                (24,233,671)    33,391,915
                                      ---------------------------
    Net increase (decrease) in net
     assets                            (24,282,772)    22,895,792

NET ASSETS:
Beginning of period                    504,635,572    481,739,780
                                      ---------------------------
End of period                         $480,352,800   $504,635,572
                                      ===========================
Accumulated undistributed net
 investment income at end of period   $  8,262,891   $         --
                                      ===========================

M- 94   MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                               INITIAL CLASS
                                ---------------------------------------------------------------------------

                                SIX MONTHS
                                  ENDED
                                 JUNE 30,                          YEAR ENDED DECEMBER 31,
                                  2004*              2003           2002       2001       2000       1999
Net asset value at beginning
  of period                      $  13.41          $  13.73       $  13.11   $  12.59   $  12.24   $  13.23
                                 --------          --------       --------   --------   --------   --------
Net investment income                0.24              0.52(b)        0.60       0.65       0.85       0.78
Net realized and unrealized
  gain (loss) on investments        (0.24)             0.10           0.64       0.52       0.35      (0.99)
                                 --------          --------       --------   --------   --------   --------
Total from investment
  operations                           --              0.62           1.24       1.17       1.20      (0.21)
                                 --------          --------       --------   --------   --------   --------
Less dividends and
  distributions:
  From net investment income           --             (0.59)         (0.61)     (0.65)     (0.85)     (0.78)
  From net realized gain on
    investments                        --             (0.35)         (0.01)        --         --      (0.00)(c)
                                 --------          --------       --------   --------   --------   --------
Total dividends and
  distributions                        --             (0.94)         (0.62)     (0.65)     (0.85)     (0.78)
                                 --------          --------       --------   --------   --------   --------
Net asset value at end of
  period                         $  13.41          $  13.41       $  13.73   $  13.11   $  12.59   $  12.24
                                 ========          ========       ========   ========   ========   ========
Total investment return             (0.02%)(d)         4.52%          9.48%      9.27%      9.82%     (1.53%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income            3.91%+            3.75%          4.93%      5.66%      6.37%      5.86%
    Expenses                         0.52%+            0.54%          0.52%      0.52%      0.51%      0.50%
Portfolio turnover rate               164%              149%            76%        54%        58%       161%
Net assets at end of period
  (in 000's)                     $438,549          $485,033       $481,740   $372,983   $257,573   $287,361

                                      SERVICE CLASS
                                -------------------------
                                               JUNE 4,
                                SIX MONTHS     2003(A)
                                  ENDED        THROUGH
                                 JUNE 30,    DECEMBER 31,
                                  2004*          2003
Net asset value at beginning
  of period                      $ 13.40       $ 14.33
                                 -------       -------
Net investment income               0.15          0.28(b)
Net realized and unrealized
  gain (loss) on investments       (0.17)        (0.28)
                                 -------       -------
Total from investment
  operations                       (0.02)        (0.00)(c)
                                 -------       -------
Less dividends and
  distributions:
  From net investment income          --         (0.58)
  From net realized gain on
    investments                       --         (0.35)
                                 -------       -------
Total dividends and
  distributions                       --         (0.93)
                                 -------       -------
Net asset value at end of
  period                         $ 13.38       $ 13.40
                                 =======       =======
Total investment return            (0.14%)(d)      0.00%(d)(e)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income           3.66%+        3.50%+(f)
    Expenses                        0.77%+        0.79%+
Portfolio turnover rate              164%          149%
Net assets at end of period
  (in 000's)                     $41,804       $19,603

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Less than one tenth of a percent.
(f)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
+    Annualized.
*    Unaudited.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                   www.mainstayfunds.com   M- 95

PORTFOLIO OF INVESTMENTS JUNE 30, 2004 UNAUDITED


                                                        SHARES            VALUE
COMMON STOCKS (98.2%)+
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.7%)
United Technologies Corp.                              190,400   $   17,417,792
                                                                 --------------
AIR FREIGHT & LOGISTICS (1.9%)
VFedEx Corp.                                           239,200       19,540,248
                                                                 --------------

AUTOMOBILES (2.2%)
VHarley-Davidson, Inc.                                 365,300       22,626,682
                                                                 --------------
BEVERAGES (1.4%)
PepsiCo, Inc.                                          268,100       14,445,228
                                                                 --------------

BIOTECHNOLOGY (2.3%)
Amgen, Inc. (a)                                        274,600       14,984,922
Genentech, Inc. (a)                                    146,000        8,205,200
                                                                 --------------
                                                                     23,190,122
                                                                 --------------
CAPITAL MARKETS (1.6%)
Morgan Stanley & Co.                                   297,000       15,672,690
                                                                 --------------

CHEMICALS (1.7%)
Praxair, Inc.                                          420,700       16,790,137
                                                                 --------------
COMMERCIAL SERVICES & SUPPLIES (1.6%)
Cendant Corp.                                          667,000       16,328,160
                                                                 --------------

COMMUNICATIONS EQUIPMENT (3.5%)
Avaya, Inc. (a)                                      1,007,100       15,902,109
VCisco Systems, Inc. (a)                               836,800       19,832,160
                                                                 --------------
                                                                     35,734,269
                                                                 --------------
COMPUTERS & PERIPHERALS (4.3%)
Dell, Inc. (a)                                         474,600       17,000,172
Hewlett-Packard Co.                                    776,400       16,382,040
International Business
  Machines Corp.                                       114,800       10,119,620
                                                                 --------------
                                                                     43,501,832
                                                                 --------------
CONSUMER FINANCE (3.5%)
VAmerican Express Co.                                  386,500       19,858,370
Capital One Financial Corp.                            220,000       15,043,600
                                                                 --------------
                                                                     34,901,970
                                                                 --------------
DIVERSIFIED FINANCIAL SERVICES (1.5%)
Citigroup, Inc.                                        336,262       15,636,183
                                                                 --------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.7%)
Agilent Technologies, Inc. (a)                         601,100       17,600,208
                                                                 --------------


                                                        SHARES            VALUE
ENERGY EQUIPMENT & SERVICES (1.9%)
Baker Hughes, Inc.                                     149,000   $    5,609,850
BJ Services Co. (a)                                    160,000        7,334,400
Weatherford International Ltd. (a)                     131,900        5,932,862
                                                                 --------------
                                                                     18,877,112
                                                                 --------------
FOOD & STAPLES RETAILING (4.5%)
Sysco Corp.                                            426,500       15,298,555
Walgreen Co.                                           439,400       15,910,674
Wal-Mart Stores, Inc.                                  263,900       13,923,364
                                                                 --------------
                                                                     45,132,593
                                                                 --------------
HEALTH CARE EQUIPMENT & SUPPLIES (4.4%)
Boston Scientific Corp. (a)                            431,400       18,463,920
Fisher Scientific
  International, Inc. (a)                              214,600       12,393,150
Medtronic, Inc.                                        283,200       13,797,504
                                                                 --------------
                                                                     44,654,574
                                                                 --------------
HEALTH CARE PROVIDERS & SERVICES (7.2%)
Cardinal Health, Inc.                                  247,000       17,302,350
Caremark Rx, Inc. (a)                                  509,900       16,796,106
VUnitedHealth Group, Inc.                              329,900       20,536,275
WellPoint Health
  Networks, Inc. (a)                                   165,000       18,481,650
                                                                 --------------
                                                                     73,116,381
                                                                 --------------
HOTELS, RESTAURANTS & LEISURE (1.7%)
International Game Technology                          444,000       17,138,400
                                                                 --------------

HOUSEHOLD DURABLES (1.4%)
Lennar Corp.
  Class A                                              323,400       14,462,448
                                                                 --------------

HOUSEHOLD PRODUCTS (1.4%)
Colgate-Palmolive Co.                                  248,100       14,501,445
                                                                 --------------

INDUSTRIAL CONGLOMERATES (1.7%)
General Electric Co.                                   517,700       16,773,480
                                                                 --------------

INTERNET & CATALOG RETAIL (1.5%)
InterActiveCorp. (a)(b)                                508,300       15,320,162
                                                                 --------------

IT SERVICES (1.5%)
First Data Corp.                                       348,000       15,492,960
                                                                 --------------

 + Percentages indicated are based on Portfolio net assets.
 V Among the Portfolio's 10 largest holdings, excluding short-term investments.
   May be subject to change daily.

M- 96   MainStay VP Capital Appreciation Portfolio    The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES            VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
MACHINERY (5.4%)
VDanaher Corp.                                         364,800   $   18,914,880
Dover Corp.                                            405,500       17,071,550
VIllinois Tool Works, Inc.                             197,800       18,967,042
                                                                 --------------
                                                                     54,953,472
                                                                 --------------
MEDIA (4.2%)
Clear Channel
  Communications, Inc.                                 138,688        5,124,522
Gannett Co., Inc.                                      148,700       12,617,195
Omnicom Group, Inc.                                    197,200       14,965,508
Viacom, Inc.
  Class B                                              285,059       10,182,307
                                                                 --------------
                                                                     42,889,532
                                                                 --------------
MULTILINE RETAIL (2.8%)
Kohl's Corp. (a)                                       317,900       13,440,812
Target Corp.                                           355,300       15,089,591
                                                                 --------------
                                                                     28,530,403
                                                                 --------------
PHARMACEUTICALS (7.0%)
Forest Laboratories, Inc. (a)                          257,500       14,582,225
VJohnson & Johnson                                     336,100       18,720,770
VPfizer, Inc.                                          586,800       20,115,504
Teva Pharmaceutical Industries Ltd. ADR (b)(c)         266,900       17,959,701
                                                                 --------------
                                                                     71,378,200
                                                                 --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (8.9%)
Analog Devices, Inc.                                   365,700       17,217,156
Applied Materials, Inc. (a)                            611,100       11,989,782
Intel Corp.                                            666,700       18,400,920
KLA-Tencor Corp. (a)(b)                                223,600       11,041,368
Maxim Integrated Products, Inc.                        349,100       18,299,822
Texas Instruments, Inc.                                569,500       13,770,510
                                                                 --------------
                                                                     90,719,558
                                                                 --------------
SOFTWARE (8.2%)
Electronic Arts, Inc. (a)                              296,200       16,157,710
VMicrosoft Corp.                                       736,800       21,043,008
Oracle Corp. (a)                                     1,129,600       13,476,128
Symantec Corp. (a)                                     375,100       16,421,878
VERITAS Software Corp. (a)                             583,300       16,157,410
                                                                 --------------
                                                                     83,256,134
                                                                 --------------
SPECIALTY RETAIL (4.6%)
Bed Bath & Beyond, Inc. (a)                            409,800       15,756,810
Lowe's Cos., Inc.                                      289,900       15,234,245
TJX Cos., Inc. (The)                                   653,000       15,763,420
                                                                 --------------
                                                                     46,754,475
                                                                 --------------


                                                        SHARES            VALUE
THRIFTS & MORTGAGE FINANCE (1.0%)
New York Community
  Bancorp, Inc.                                        513,866   $   10,087,190
                                                                 --------------
Total Common Stocks
  (Cost $874,289,794)                                               997,424,040
                                                                 --------------
                                                     PRINCIPAL
                                                        AMOUNT            VALUE
SHORT-TERM INVESTMENTS (3.7%)
-------------------------------------------------------------------------------
COMMERCIAL PAPER (1.1%)
Merrill Lynch & Co., Inc.
  1.43%, due 7/1/2004                               $3,670,000        3,670,000
Morgan Stanley & Co.
  1.17%, due 7/16/2004                               8,165,000        8,161,018
                                                                 --------------
Total Commercial Paper
  (Cost $11,831,018)                                                 11,831,018
                                                                 --------------

                                                        SHARES            VALUE
INVESTMENT COMPANY (0.1%)
AIM Institutional Funds (d)                            720,293          720,293
                                                                 --------------
Total Investment Company (Cost $720,293)                                720,293
                                                                 --------------
                                                     PRINCIPAL
                                                        AMOUNT            VALUE
MASTER NOTE (0.7%)
Banc of America Securities LLC
  1.5999%, due 7/1/04 (d)                           $7,140,000        7,140,000
                                                                 --------------
Total Master Note
  (Cost $7,140,000)                                                   7,140,000
                                                                 --------------

REPURCHASE AGREEMENTS (1.8%)
Countrywide Securities Corp.
  1.5699%, dated 6/30/04 due 7/1/04
  Proceeds at Maturity $14,657,639 (d)
  (Collateralized by
  Various Bonds
  with a Principal Amount of
  $15,143,003 and a
  Market Value of $15,158,974)                      14,657,000       14,657,000

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                        AMOUNT            VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (CONTINUED)
Credit Suisse First Boston LLC
  1.5499%, dated 6/30/04 due 7/1/04
  Proceeds at Maturity
  $500,022 (d)
  (Collateralized by
  Various Bonds
  with a Principal Amount of $483,697 and a
  Market Value of $510,021)                         $  500,000   $      500,000
Lehman Brothers, Inc.
  1.5499%, dated 6/30/04
  due 7/1/04
  Proceeds at Maturity
  $543,023 (d)
  (Collateralized by
  Various Bonds
  with a Principal Amount of
  $926,043 and a
  Market Value of $558,257)                            543,000          543,000
Merrill Lynch & Co., Inc.
  1.5799%, dated 6/30/04
  due 7/1/04
  Proceeds at Maturity $1,168,051 (d)
  (Collateralized by
  Various Bonds
  with a Principal Amount of
  $1,158,298 and a
  Market Value of $1,226,413)                        1,168,000        1,168,000
Morgan Stanley & Co.
  1.5500%, dated 6/30/04
  due 7/1/04
  Proceeds at Maturity $1,350,058 (d)
  (Collateralized by
  Various Bonds
  with a Principal Amount of
  $2,296,743 and a
  Market Value of $1,410,451)                        1,350,000        1,350,000
                                                                 --------------
Total Repurchase Agreements
  (Cost $18,218,000)                                                 18,218,000
                                                                 --------------
Total Short-Term Investments
  (Cost $37,909,311)                                                 37,909,311
                                                                 --------------


                                                                          VALUE
Total Investments
  (Cost $912,199,105) (e)                                101.9%  $1,035,333,351(f)
Liabilities in Excess of Cash and Other Assets            (1.9)     (19,291,633)
                                                    ----------   --------------
Net Assets                                               100.0%  $1,016,041,718
                                                    ==========   ==============

(a)  Non-income producing security.
(b) Represents a security, or a portion thereof, which is out on loan.
(c)  ADR -- American Depositary Receipt.
(d) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e) The cost for federal income tax purposes is $913,494,466.
(f)  At June 30, 2004 net unrealized appreciation was
     $121,838,885, based on cost for federal income tax pur-poses. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $166,418,438 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $44,579,553.

M- 98   MainStay VP Capital Appreciation Portfolio    The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $912,199,105) including
  $25,218,906 market value of securities
  loaned                                      $1,035,333,351
Cash                                                   1,435
Receivables:
  Investment securities sold                      10,079,482
  Fund shares sold                                 1,100,759
  Dividends and interest                             603,787
Other assets                                          19,264
                                              --------------
    Total assets                               1,047,138,078
                                              --------------
LIABILITIES:
Securities lending collateral                     26,078,293
Payables:
  Investment securities purchased                  3,669,854
  Fund shares redeemed                               494,478
  Adviser                                            298,413
  Shareholder communication                          273,945
  Administrator                                      165,785
  Custodian                                           26,931
  NYLIFE Distributors                                  6,655
Accrued expenses                                      82,006
                                              --------------
    Total liabilities                             31,096,360
                                              --------------
Net assets                                    $1,016,041,718
                                              ==============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                               $      468,332
  Service Class                                       17,233
Additional paid-in capital                     1,129,919,660
Accumulated undistributed net investment
  income                                             354,178
Accumulated net realized loss on investments    (237,851,931)
Net unrealized appreciation
  on investments                                 123,134,246
                                              --------------
Net assets                                    $1,016,041,718
                                              ==============
INITIAL CLASS
Net assets applicable to outstanding shares   $  980,051,887
                                              ==============
Shares of capital stock outstanding               46,833,167
                                              ==============
Net asset value per share outstanding         $        20.93
                                              ==============
SERVICE CLASS
Net assets applicable to outstanding shares   $   35,989,831
                                              ==============
Shares of capital stock outstanding                1,723,334
                                              ==============
Net asset value per share outstanding         $        20.88
                                              ==============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 3,596,458
  Income from securities loaned -- net                32,033
  Interest                                            19,461
                                                 -----------
    Total income                                   3,647,952
                                                 -----------
EXPENSES:
  Advisory                                         1,844,165
  Administration                                   1,024,536
  Shareholder communication                          245,601
  Professional                                        59,947
  Custodian                                           41,455
  Service                                             31,220
  Directors                                           24,524
  Portfolio pricing                                    1,385
  Miscellaneous                                       21,580
                                                 -----------
    Total expenses                                 3,294,413
                                                 -----------
Net investment income                                353,539
                                                 -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                     187,784
Net change in unrealized appreciation on
  investments                                     10,868,512
                                                 -----------
Net realized and unrealized gain on investments   11,056,296
                                                 -----------
Net increase in net assets resulting
  from operations                                $11,409,835
                                                 ===========

(a) Dividends recorded net of foreign withholding taxes in the amount of $10,990.

M- 100   MainStay VP Capital Appreciation Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2003

                                              2004             2003
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income              $      353,539   $    1,834,479
 Net realized gain (loss) on
   investments                             187,784      (18,610,933)
 Net change in unrealized
   appreciation (depreciation) on
   investments                          10,868,512      234,800,097
                                    -------------------------------
 Net increase in net assets
   resulting from operations            11,409,835      218,023,643
                                    -------------------------------

Dividends to shareholders:

 From net investment income:
   Initial Class                                --       (1,999,649)
   Service Class                                --          (18,614)
                                    -------------------------------
 Total dividends to shareholders                --       (2,018,263)
                                    -------------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                        11,032,692       41,724,882
   Service Class                        21,025,026       14,725,797
 Net asset value of shares issued
   to shareholders in reinvestment
   of dividends:
   Initial Class                                --        1,999,649
   Service Class                                --           18,614
                                    -------------------------------
                                        32,057,718       58,468,942
 Cost of shares redeemed:
   Initial Class                       (53,870,193)     (89,669,709)
   Service Class                          (675,859)         (94,205)
                                    -------------------------------
                                       (54,546,052)     (89,763,914)
                                    -------------------------------
    Decrease in net assets derived
     from capital share
     transactions                      (22,488,334)     (31,294,972)
                                    -------------------------------
    Net increase (decrease) in net
     assets                            (11,078,499)     184,710,408

NET ASSETS:
Beginning of period                  1,027,120,217      842,409,809
                                    -------------------------------
End of period                       $1,016,041,718   $1,027,120,217
                                    ===============================
Accumulated undistributed net
  investment income at end of
  period                            $      354,178   $          639
                                    ===============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                      INITIAL CLASS
                                -----------------------------------------------------------------------------------------

                                SIX MONTHS
                                   ENDED
                                 JUNE 30,                               YEAR ENDED DECEMBER 31,
                                   2004*          2003           2002          2001           2000             1999
Net asset value at beginning
  of period                      $  20.70      $    16.33      $  23.64     $    30.81     $    36.98       $    30.61
                                 --------      ----------      --------     ----------     ----------       ----------
Net investment income (loss)         0.01            0.04(b)       0.02           0.02          (0.05)(b)        (0.02)(b)
Net realized and unrealized
  gain (loss) on investments         0.22            4.37         (7.31)         (7.17)         (3.73)            7.79
                                 --------      ----------      --------     ----------     ----------       ----------
Total from investment
  operations                         0.23            4.41         (7.29)         (7.15)         (3.78)            7.77
                                 --------      ----------      --------     ----------     ----------       ----------
Less dividends and
  distributions:
  From net investment income           --           (0.04)        (0.02)         (0.02)            --               --
  From net realized gain on
    investments                        --              --            --             --          (2.39)           (1.40)
                                 --------      ----------      --------     ----------     ----------       ----------
Total dividends and
  distributions                        --           (0.04)        (0.02)         (0.02)         (2.39)           (1.40)
                                 --------      ----------      --------     ----------     ----------       ----------
Net asset value at end of
  period                         $  20.93      $    20.70      $  16.33     $    23.64     $    30.81       $    36.98
                                 ========      ==========      ========     ==========     ==========       ==========
Total investment return              1.11%(c)       26.99%       (30.83%)       (23.22%)       (10.72%)          25.41%
Ratios (to average net
  assets)/ Supplemental Data:
    Net investment income
      (loss)                         0.07%+          0.20%         0.11%          0.09%         (0.15%)          (0.05%)
    Expenses                         0.64%+          0.64%         0.64%          0.63%          0.63%            0.62%
Portfolio turnover rate                 9%             26%           72%            46%            33%              37%
Net assets at end of period
  (in 000's)                     $980,052      $1,011,538      $842,410     $1,345,799     $1,813,776       $1,848,514

                                      SERVICE CLASS
                                --------------------------
                                                JUNE 5,
                                SIX MONTHS      2003(A)
                                   ENDED        THROUGH
                                 JUNE 30,     DECEMBER 31,
                                   2004*          2003
Net asset value at beginning
  of period                       $ 20.68       $ 18.43
                                  -------       -------
Net investment income (loss)         0.01          0.01(b)
Net realized and unrealized
  gain (loss) on investments         0.19          2.27
                                  -------       -------
Total from investment
  operations                         0.20          2.28
                                  -------       -------
Less dividends and
  distributions:
  From net investment income           --         (0.03)
  From net realized gain on
    investments                        --            --
                                  -------       -------
Total dividends and
  distributions                        --         (0.03)
                                  -------       -------
Net asset value at end of
  period                          $ 20.88       $ 20.68
                                  =======       =======
Total investment return              0.98%(c)     12.36%(c)
Ratios (to average net
  assets)/ Supplemental Data:
    Net investment income
      (loss)                        (0.18%)+      (0.05%)+(d)
    Expenses                         0.89%+        0.89%+
Portfolio turnover rate                 9%           26%
Net assets at end of period
  (in 000's)                      $35,990       $15,582

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
+    Annualized.
*    Unaudited.

M- 102   MainStay VP Capital Appreciation Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

PORTFOLIO OF INVESTMENTS JUNE 30, 2004 UNAUDITED

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
SHORT-TERM INVESTMENTS (100.0%)+
------------------------------------------------------------------------------
BANK NOTE (0.8%)
Bayerische Landesbank N.Y.
  5.00%, due 7/20/04 (c)                            $ 3,000,000   $  3,005,683
                                                                  ------------

CERTIFICATES OF DEPOSIT (1.7%) (D)
Barclay's Bank PLC NY
  1.09%, due 11/8/04 (c)                              3,000,000      2,999,678
Deutsche Bank NY
  1.25%, due 10/25/04 (c)                             3,000,000      3,000,668
                                                                  ------------
                                                                     6,000,346
                                                                  ------------
COMMERCIAL PAPER (51.1%)
Abbey National North America
  1.26%, due 9/16/04                                  4,000,000      3,989,220
ABN-AMRO North America Finance, Inc.
  1.06%, due 9/20/04                                  3,325,000      3,317,070
  1.07%, due 7/7/04                                   1,500,000      1,499,733
  1.45%, due 9/22/04                                  3,500,000      3,488,299
Allianz Finance Corp.
  1.33%, due 8/19/04 (a)                              4,000,000      3,992,759
American General Finance Corp.
  1.13%, due 7/27/04                                  4,600,000      4,596,246
ANZ (DE), Inc.
  1.31%, due 9/30/04                                  3,375,000      3,363,824
Atlantis One Funding Corp.
  1.20%, due 8/17/04 (a)                              3,000,000      2,995,300
  1.44%, due 11/10/04 (a)                             4,700,000      4,675,184
Bank of America Corp.
  1.19%, due 8/18/04                                  4,000,000      3,993,653
Barclays U.S. Funding Corp.
  1.11%, due 8/27/04                                  3,975,000      3,968,014
  1.20%, due 8/4/04                                   3,000,000      2,996,600
European Investment Bank
  1.06%, due 7/16/04                                  2,725,000      2,723,819
General Electric Capital Corp.
  1.15%, due 9/9/04-9/15/04                           3,825,000      3,815,939
  1.28%, due 9/3/04                                   4,000,000      3,990,898
Goldman Sachs Group, Inc.
  1.12%, due 8/23/04                                  4,900,000      4,891,920
HBOS Treasury Services
  1.08%, due 7/26/04                                  2,300,000      2,298,275
  1.46%, due 9/9/04                                   3,100,000      3,091,199
ING U.S. Funding LLC
  1.22%, due 8/9/04                                   3,400,000      3,395,506
  1.45%, due 9/2/04                                   3,200,000      3,191,880
KFW International Finance, Inc.
  1.06%, due 8/19/04 (a)                              2,225,000      2,221,790
  1.11%, due 10/1/04 (a)                              3,000,000      2,991,490
  1.14%, due 9/7/04 (a)                               3,000,000      2,993,540

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
COMMERCIAL PAPER (CONTINUED)
Lilly (Elli) & Co.
  1.50%, due 10/4/04-10/14/04 (a)                   $ 6,500,000   $  6,472,813
Lloyds Bank PLC
  1.17%, due 10/13/04                                 3,400,000      3,388,508
Metlife Funding Inc.
  1.08%, due 7/14/04                                  3,225,000      3,223,742
Morgan Stanley Dean Witter & Co.
  1.17%, due 7/16/04                                  3,750,000      3,748,172
  1.24%, due 7/21/04                                  2,000,000      1,998,622
Nationwide Building Society
  1.07%, due 9/21/04                                  3,000,000      2,992,688
  1.073%, due 8/16/04                                 3,000,000      2,995,784
  1.075%, due 7/13/04                                 3,200,000      3,198,853
Nestle Capital Corp.
  1.08%, due 9/10/04 (a)                              1,650,000      1,646,485
  1.11%, due 9/16/04 (a)                              4,550,000      4,539,198
Pfizer, Inc.
  1.12%, due 8/5/04 (a)                               4,000,000      3,995,644
  1.17%, due 7/26/04 (a)                              3,000,000      2,997,563
Prudential Funding LLC
  1.12%, due 7/29/04                                  2,650,000      2,647,692
Rabobank USA Financial Corp.
  1.30%, due 9/13/04                                  3,500,000      3,490,647
Receivables Capital Corp.
  1.30%, due 7/28/04 (a)                              4,000,000      3,996,100
San Paolo IMI U.S. Financial Co.
  1.32%, due 10/12/04                                 4,000,000      3,984,893
Santander Hispano Finance, Delaware Inc.
  1.07%, due 7/23/04                                  3,750,000      3,747,548
  1.19%, due 8/12/04                                  4,050,000      4,044,377
Shell Finance (UK) PLC
  1.06%, due 7/12/04                                  4,000,000      3,998,704
  1.28%, due 8/12/04                                  3,000,000      2,995,520
Societe Generale N.A., Inc.
  1.14%, due 9/1/04                                   3,525,000      3,518,079
  1.30%, due 8/16/04                                  2,425,000      2,420,972
  1.64%, due 11/17/04                                 3,150,000      3,130,054
Svenska Handelsbanken AB
  1.064%, due 9/17/04                                 3,000,000      2,993,045
  1.175%, due 8/5/04                                  5,325,000      5,318,917
Swiss Reinsurance Financial Products
  1.33%, due 9/9/04 (a)                               2,815,000      2,807,720
  1.43%, due 11/8/04 (a)                              4,000,000      3,979,345
UBS Finance Delaware LLC
  1.12%, due 9/2/04                                   3,625,000      3,617,895

 + Percentages indicated are based on Portfolio net assets.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 103

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Wal-Mart Stores, Inc.
  1.03%, due 7/6/04 (a)                             $ 5,450,000   $  5,449,220
  1.10%, due 8/24/04 (a)                              1,650,000      1,647,278
                                                                  ------------
                                                                   183,468,236
                                                                  ------------
CORPORATE BONDS (5.2%)
Abbott Laboratories
  5.125%, due 7/1/04 (c)                              4,000,000      4,000,000
Merrill Lynch & Co. Inc.
  6.00%, due 11/15/04 (c)                             2,750,000      2,795,167
Metropolitan Life Insurance Co. Series EXL
  1.36%, due 4/28/08 (a)(b)(c)                        4,000,000      4,000,000
Wachovia Corp.
  6.95%, due 11/1/04 (c)                              3,000,000      3,057,439
Wells Fargo & Co.
  6.625%, due 7/15/04 (c)                             5,000,000      5,010,243
                                                                  ------------
                                                                    18,862,849
                                                                  ------------
MEDIUM-TERM NOTE (1.1%)
American Express Credit Corp.
  Series B
  1.20%, due 3/5/08 (b)(c)                            4,000,000      4,000,000
                                                                  ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (40.1%)
Federal Home Loan Banks
  1.24%, due 3/1/05 (c)                               3,000,000      3,000,000
  1.36%, due 4/1/05 (c)                               3,000,000      2,999,560
Federal Home Loan Banks (Discount Notes)
  1.04%, due 7/16/04                                  2,950,000      2,948,722
  1.07%, due 7/30/04                                  3,000,000      2,997,414
  1.08%, due 7/14/04                                  1,600,000      1,599,376
  1.16%, due 10/8/04                                  3,000,000      2,990,389
  1.34%, due 10/27/04                                 4,000,000      3,982,431
Federal Mortgage Corporation (Discount Notes)
  1.02%, due 8/24/04                                  4,300,000      4,293,421
  1.035%, due 9/14/04                                 2,025,000      2,020,634
  1.08%, due 8/16/04                                  2,275,000      2,271,861
  1.115%, due 8/3/04                                 10,000,000      9,989,779
  1.155%, due 8/10/04                                 3,650,000      3,645,316
  1.34%, due 10/26/04                                 4,000,000      3,982,580
  1.405%, due 10/15/04                                1,325,000      1,319,519
  1.46%, due 10/1/04                                  4,975,000      4,956,438
  1.48%, due 10/7/04                                  2,375,000      2,365,431
  1.49%, due 9/28/04                                  4,900,000      4,881,950

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
Federal National Mortgage Association
  1.35%, due 9/10/04 (c)                            $ 4,000,000   $  4,000,315
Federal National Mortgage
  Association (Discount Notes)
  1.02%, due 8/25/04                                  3,700,000      3,694,234
  1.09%, due 8/6/04-9/8/04                            5,675,000      5,665,916
  1.12%, due 9/8/04                                   3,000,000      2,993,560
  1.14%, due 9/17/04                                  3,050,000      3,042,467
  1.16%, due 8/20/04                                  3,475,000      3,469,401
  1.20%, due 8/11/04                                  3,000,000      2,995,900
  1.245%, due 9/15/04                                 2,850,000      2,842,509
  1.26%, due 10/8/04                                 10,000,000      9,965,350
  1.272%, due 9/13/04                                 3,400,000      3,391,110
  1.42%, due 9/1/04                                   4,283,000      4,272,526
  1.44%, due 9/29/04                                  4,000,000      3,985,600
  1.50%, due 10/12/04                                 3,000,000      2,987,125
  1.52%, due 9/29/04                                  3,800,000      3,785,560
United States Treasury Bills
  (Discount Notes)
  0.955%, due 7/22/04                                 5,550,000      5,546,908
  0.985%, due 8/26/04                                 3,475,000      3,469,676
  0.99%, due 8/19/04                                  4,575,000      4,568,835
United States Treasury Notes
  (zero coupon), due 11/15/04                         3,225,000      3,211,607
  1.875%, due 9/30/04 (c)                             4,100,000      4,108,947
  2.00%, due 11/30/04 (c)                             2,800,000      2,809,002
  5.875%, due 11/15/04 (c)                            3,200,000      3,256,039
                                                                  ------------
                                                                   144,307,408
                                                                  ------------
Total Short-Term Investments
  (Amortized Cost $359,644,522) (e)                       100.0%   359,644,522
Cash and Other Assets,
  Less Liabilities                                          0.0(f)       22,057
                                                    -----------   ------------
Net Assets                                                100.0%  $359,666,579
                                                    ===========   ============

(a)  May be sold to institutional investors only.
(b)  Floating rate. Rate shown is the rate in effect at June
     30, 2004.
(c)  Coupon interest bearing security.
(d)  Yankee certificate of deposit (CD) -- dollar-denominated
     CD issued in the United States by foreign banks and corporations.
(e) The cost stated also represents the aggregate cost for federal income tax purposes.
(f)  Less than one tenth of a percent.

M- 104   MainStay VP Cash Management Portfolio        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of Cash Management Portfolio investments by industry.

                                                     AMORTIZED
                                                        COST       PERCENT+
INDUSTRY DIVERSIFICATION
Banks#                                              $106,817,553       29.7%
Consumer Financial Services                            6,787,065        1.9
Diversified Manufacturing Services                     7,806,837        2.2
Finance                                               23,885,061        6.6
Health Care -- Drugs                                   4,000,000        1.1
Health Care -- Medical Products                        6,993,207        1.9
Health Care -- Services                                6,472,812        1.8
Insurance                                              6,647,692        1.9
Investment Bank/Brokerage                             10,638,715        3.0
Oil -- Integrated Domestic                             6,994,224        1.9
Retail                                                 7,096,498        2.0
Special Purpose Finance                               21,197,450        5.9
U.S. Government & Federal Agencies                   144,307,408       40.1
                                                    ------------   --------
                                                     359,644,522      100.0
Cash and Other Assets, Less Liabilities                   22,057        0.0*
                                                    ------------   --------
Net Assets                                          $359,666,579      100.0%
                                                    ============   ========

+    Percentages indicated are based on Portfolio net assets.
#    The Portfolio will invest more than 25% of the market
     value of its total assets in the securities of banks and
     bank holding companies, including certificates of
     deposit, bankers' acceptances and securities guaranteed
     by banks and bank holding companies.
*    Less than one tenth of a percent.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 105

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value
  (amortized cost $359,644,522)                 $359,644,522
Cash                                                  18,814
Receivables:
  Investment securities sold                       7,852,638
  Fund shares sold                                   578,363
  Interest                                           486,533
Other assets                                           6,465
                                                ------------
    Total assets                                 368,587,335
                                                ------------
LIABILITIES:
Payables:
  Investment securities purchased                  7,781,355
  Fund shares redeemed                               590,956
  Shareholder communication                          127,337
  Adviser                                             75,211
  Administrator                                       60,169
  Custodian                                           11,438
Accrued expenses                                      46,684
Dividend payable                                     227,606
                                                ------------
    Total liabilities                              8,920,756
                                                ------------
Net assets                                      $359,666,579
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  700 million shares authorized                 $  3,596,705
Additional paid-in capital                       356,069,967
Accumulated net realized loss on investments             (93)
                                                ------------
Net assets applicable to outstanding shares     $359,666,579
                                                ============
Shares of capital stock outstanding              359,670,543
                                                ============
Net asset value per share outstanding           $       1.00
                                                ============

M- 106   MainStay VP Cash Management Portfolio        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                        $1,935,701
                                                  ----------
EXPENSES:
  Advisory                                           432,359
  Administration                                     345,887
  Shareholder communication                          111,360
  Professional                                        30,875
  Custodian                                           16,451
  Directors                                            8,499
  Miscellaneous                                       11,745
                                                  ----------
    Total expenses                                   957,176
                                                  ----------
Net investment income                                978,525
                                                  ----------

REALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                         (93)
                                                  ----------
Net increase in net assets resulting from
  operations                                      $  978,432
                                                  ==========

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 107

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2003

                                             2004              2003
DECREASE IN NET ASSETS:
Operations:
 Net investment income              $     978,525   $     3,014,546
 Net realized gain (loss) on
  investments                                 (93)            5,686
                                    -------------------------------
 Net increase in net assets
  resulting from operations               978,432         3,020,232
                                    -------------------------------

Dividends and distributions to
 shareholders:
 From net investment income              (978,525)       (3,014,546)

 From net realized gain on
  investments                              (4,788)          (27,721)
                                    -------------------------------
 Total dividends and distributions
  to shareholders                        (983,313)       (3,042,267)
                                    -------------------------------

Capital share transactions:
 Net proceeds from sale of shares     166,723,681       939,340,790

 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions          792,196         3,042,267
                                    -------------------------------
                                      167,515,877       942,383,057
 Cost of shares redeemed             (167,818,870)   (1,100,734,862)
                                    -------------------------------

  Decrease in net assets derived
   from capital share transactions       (302,993)     (158,351,805)
                                    -------------------------------
  Net decrease in net assets             (307,874)     (158,373,840)

NET ASSETS:
Beginning of period                   359,974,453       518,348,293
                                    -------------------------------
End of period                       $ 359,666,579   $   359,974,453
                                    ===============================

M- 108   MainStay VP Cash Management Portfolio        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                 SIX MONTHS
                                   ENDED
                                  JUNE 30,                             YEAR ENDED DECEMBER 31,
                                   2004*           2003           2002           2001           2000           1999
Net asset value at beginning
  of period                       $   1.00       $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                  --------       --------       --------       --------       --------       --------
Net investment income                 0.00(a)        0.01           0.01           0.04           0.06           0.05
Net realized gain on
  investments                         0.00(a)        0.00(a)        0.00(a)        0.00(a)          --           0.00(a)
                                  --------       --------       --------       --------       --------       --------
Total from investment
  operations                          0.00(a)        0.01           0.01           0.04           0.06           0.05
                                  --------       --------       --------       --------       --------       --------
Less dividends and
  distributions:
  From net investment income         (0.00)(a)      (0.01)         (0.01)         (0.04)         (0.06)         (0.05)
  From net realized gain on
    investments                      (0.00)(a)      (0.00)(a)      (0.00)(a)      (0.00)(a)         --          (0.00)(a)
                                  --------       --------       --------       --------       --------       --------
Total dividends and
  distributions                      (0.00)(a)      (0.01)         (0.01)         (0.04)         (0.06)         (0.05)
                                  --------       --------       --------       --------       --------       --------
Net asset value at end of
  period                          $   1.00       $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                  ========       ========       ========       ========       ========       ========
Total investment return               0.28%(b)       0.67%          1.36%          3.84%          6.06%          4.84%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income             0.57%+         0.67%          1.33%          3.57%          5.87%          4.79%
    Expenses                          0.55%+         0.55%          0.55%          0.54%          0.52%          0.51%
Net assets at end of period
  (in 000's)                      $359,667       $359,974       $518,348       $481,171       $305,915       $454,470

(a)  Less than one cent per share.
(b)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 109

PORTFOLIO OF INVESTMENTS JUNE 30, 2004 UNAUDITED


                                                        SHARES             VALUE
COMMON STOCKS (100.0%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.5%)
Boeing Co. (The)                                       161,719      $  8,262,224
Goodrich Corp.                                          20,157           651,676
Honeywell International, Inc.                           32,224         1,180,365
L-3 Communications Holdings, Inc.                        4,494           300,199
Precision Castparts Corp.                                2,704           147,882
Raytheon Co.                                            72,015         2,575,976
United Technologies Corp.                                    8               732
                                                                    ------------
                                                                      13,119,054
                                                                    ------------
AIR FREIGHT & LOGISTICS (1.2%)
CNF, Inc.                                                6,236           259,168
FedEx Corp.                                             51,090         4,173,542
J.B. Hunt Transport Services, Inc.                      20,402           787,109
Ryder System, Inc.                                      16,326           654,183
United Parcel Service, Inc. Class B                     59,455         4,469,233
                                                                    ------------
                                                                      10,343,235
                                                                    ------------
AIRLINES (0.0%) (B)
Alaska Air Group, Inc. (a)                               1,175            28,047
Delta Air Lines, Inc. (a)                                7,661            54,546
JetBlue Airways Corp. (a)                                   21               617
                                                                    ------------
                                                                          83,210
                                                                    ------------
AUTO COMPONENTS (0.4%)
ArvinMeritor, Inc.                                       3,943            77,165
Bandag, Inc.                                             3,876           172,598
Bandag, Inc. Class A                                       200             8,320
BorgWarner, Inc.                                         4,730           207,032
Cooper Tire & Rubber Co.                                12,364           284,372
Dana Corp.                                              37,640           737,744
Delphi Corp.                                           108,247         1,156,078
Goodyear Tire & Rubber Co. (The) (a)                     1,113            10,117
Lear Corp.                                               5,845           344,797
Modine Manufacturing Co.                                     7               223
Visteon Corp.                                           33,220           387,677
                                                                    ------------
                                                                       3,386,123
                                                                    ------------
AUTOMOBILES (1.0%)
Ford Motor Co.                                         464,303         7,266,342
General Motors Corp.                                    30,824         1,436,090
                                                                    ------------
                                                                       8,702,432
                                                                    ------------
BEVERAGES (1.6%)
Adolph Coors Co. Class B                                 9,259           669,796
Brown-Forman Corp. Class B                               5,162           249,170
Coca-Cola Co. (The)                                     89,891         4,537,698
Coca-Cola Enterprises, Inc.                            116,474         3,376,581
Pepsi Bottling Group, Inc. (The)                        61,540         1,879,431
PepsiAmericas, Inc.                                     36,157           767,975
PepsiCo, Inc.                                           32,559         1,754,279
                                                                    ------------
                                                                      13,234,930
                                                                    ------------


                                                        SHARES             VALUE
BIOTECHNOLOGY (0.5%)
Amgen, Inc. (a)                                         12,608      $    688,019
Biogen Idec, Inc. (a)                                   54,335         3,436,689
Charles River Laboratories International, Inc. (a)       1,959            95,736
Millennium Pharmaceuticals, Inc. (a)                     2,295            31,671
Protein Design Labs, Inc. (a)                           19,864           379,998
                                                                    ------------
                                                                       4,632,113
                                                                    ------------
BUILDING PRODUCTS (0.5%)
American Standard Cos., Inc. (a)                        18,387           741,180
Masco Corp.                                             99,634         3,106,588
York International Corp.                                 5,031           206,623
                                                                    ------------
                                                                       4,054,391
                                                                    ------------
CAPITAL MARKETS (2.4%)
A.G. Edwards, Inc.                                      13,630           463,829
Bank of New York Co., Inc. (The)                        95,930         2,828,016
Bear Stearns Cos., Inc. (The)                            8,487           715,539
E*TRADE Financial Corp. (a)                             90,188         1,005,596
Federated Investors, Inc. Class B                        4,360           132,282
J.P. Morgan Chase & Co.                                  3,771           146,202
LaBranche & Co., Inc. (a)                                7,478            62,965
Lehman Brothers Holdings, Inc.                          35,505         2,671,751
Merrill Lynch & Co., Inc.                              115,051         6,210,453
Morgan Stanley                                          31,969         1,687,004
Raymond James Financial, Inc.                           12,261           324,304
S&P 500 Index-SPDR Trust, Series 1 (c)                  42,450         4,861,799
                                                                    ------------
                                                                      21,109,740
                                                                    ------------
CHEMICALS (1.3%)
Cabot Corp.                                             13,084           532,519
Dow Chemical Co. (The)                                 118,402         4,818,961
Eastman Chemical Co.                                     6,376           294,762
Engelhard Corp.                                         27,382           884,712
FMC Corp. (a)                                            8,988           387,473
IMC Global, Inc. (a)                                    14,981           200,745
International Flavors & Fragrances, Inc.                   922            34,483
Monsanto Co.                                            66,996         2,579,346
PPG Industries, Inc.                                    20,230         1,264,173
Rohm & Haas Co.                                          1,525            63,410
Valspar Corp. (The)                                      2,170           109,346
                                                                    ------------
                                                                      11,169,930
                                                                    ------------
 + Percentages indicated are based on Portfolio net assets.

VAmong the Portfolio's 10 largest holdings, excluding short-term investments.
 May be subject to change daily.

M- 110   MainStay VP Common Stock Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES             VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
COMMERCIAL BANKS (6.8%)
VBank of America Corp.                                 179,595      $ 15,197,329
Bank One Corp.                                         226,308        11,541,708
Banknorth Group, Inc.                                    9,571           310,866
BB&T Corp.                                              69,750         2,578,658
Charter One Financial, Inc.                             15,776           697,141
Fifth Third Bancorp                                     23,890         1,284,804
First Horizon National Corp.                            22,739         1,033,942
Greater Bay Bancorp                                      2,194            63,407
KeyCorp                                                 17,948           536,466
M&T Bank Corp.                                          15,643         1,365,634
Marshall & Ilsley Corp.                                  3,162           123,603
National City Corp.                                    126,645         4,433,841
North Fork Bancorp., Inc.                               12,976           493,737
PNC Financial Services
  Group, Inc. (The)                                      2,163           114,812
Provident Financial Group, Inc.                         50,401         1,988,823
Regions Financial Corp.                                 48,229         1,762,770
Silicon Valley Bancshares (a)                               14               555
SunTrust Banks, Inc.                                    11,996           779,620
TCF Financial Corp.                                      9,887           573,940
U.S. Bancorp                                           129,676         3,573,871
Union Planters Corp.                                    23,634           704,530
Unizan Financial Corp.                                   8,338           217,622
Wachovia Corp.                                          38,879         1,730,115
Wells Fargo & Co.                                      139,424         7,979,236
Zions Bancorp                                            2,505           153,932
                                                                    ------------
                                                                      59,240,962
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES (1.8%)
Allied Waste Industries, Inc. (a)                       67,246           886,302
Banta Corp.                                              1,793            79,627
Brink's Co. (The)                                       13,790           472,308
Cendant Corp.                                          256,482         6,278,679
Copart, Inc. (a)                                         7,369           196,752
Dun & Bradstreet Corp. (The) (a)                         4,075           219,683
H&R Block, Inc.                                          7,426           354,072
ITT Educational Services, Inc. (a)                         386            14,676
Laureate Education, Inc. (a)                                 9               344
Pitney Bowes, Inc.                                      49,047         2,170,330
Republic Services, Inc.                                  6,333           183,277
Sotheby's Holdings, Inc. Class A (a)                     2,733            43,619
United Rentals, Inc. (a)                                19,536           349,499
Viad Corp.                                               7,440           200,954
Waste Management, Inc.                                 127,709         3,914,281
                                                                    ------------
                                                                      15,364,403
                                                                    ------------
COMMUNICATIONS EQUIPMENT (4.0%)
ADC Telecommunications, Inc. (a)                        14,125            40,115
Advanced Fibre
  Communications, Inc. (a)                               5,615           113,423


                                                        SHARES             VALUE
COMMUNICATIONS EQUIPMENT (CONTINUED)
Andrew Corp. (a)                                        14,160      $    283,342
Avaya, Inc. (a)                                         26,743           422,272
Cisco Systems, Inc. (a)                                501,375        11,882,588
CommScope, Inc. (a)                                     14,623           313,663
Corning, Inc. (a)                                      166,701         2,177,115
Harris Corp.                                            16,889           857,117
JDS Uniphase Corp. (a)                                  22,884            86,730
Lucent Technologies, Inc. (a)                          415,790         1,571,686
Motorola, Inc.                                         499,893         9,123,047
Plantronics, Inc. (a)                                   11,568           487,013
Polycom, Inc. (a)                                        7,707           172,714
QUALCOMM, Inc.                                         106,730         7,789,155
Tellabs, Inc. (a)                                          999             8,731
                                                                    ------------
                                                                      35,328,711
                                                                    ------------
COMPUTERS & PERIPHERALS (2.9%)
Dell, Inc. (a)                                          48,231         1,727,634
Gateway, Inc. (a)                                           11                49
Hewlett-Packard Co.                                    303,297         6,399,567
VInternational Business
  Machines Corp.                                       160,484        14,146,665
Lexmark International, Inc. (a)                          5,329           514,408
NCR Corp. (a)                                           23,957         1,188,028
Network Appliance, Inc. (a)                                 21               452
Storage Technology Corp. (a)                            28,138           816,002
Sun Microsystems, Inc. (a)                              30,220           131,155
                                                                    ------------
                                                                      24,923,960
                                                                    ------------
CONSTRUCTION & ENGINEERING (0.0%) (B)
Dycom Industries, Inc. (a)                                 946            26,488
Granite Construction, Inc.                                 608            11,084
Quanta Services, Inc. (a)                               19,718           122,646
                                                                    ------------
                                                                         160,218
                                                                    ------------
CONSTRUCTION MATERIALS (0.2%)
Martin Marietta Materials, Inc.                          6,330           280,609
Vulcan Materials Co.                                    21,465         1,020,661
                                                                    ------------
                                                                       1,301,270
                                                                    ------------
CONSUMER FINANCE (0.7%)
American Express Co.                                         3               154
AmeriCredit Corp. (a)                                   31,813           621,308
Capital One Financial Corp.                             58,319         3,987,853
MBNA Corp.                                              40,540         1,045,527
Providian Financial Corp. (a)                           60,349           885,320
                                                                    ------------
                                                                       6,540,162
                                                                    ------------
CONTAINERS & PACKAGING (0.4%)
Ball Corp.                                               7,844           565,160
Bemis Co., Inc.                                          7,769           219,474
Longview Fibre Co. (a)                                   8,639           127,253
Pactiv Corp. (a)                                        12,785           318,858
Sealed Air Corp. (a)                                    16,609           884,761

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 111


                                                        SHARES             VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING (CONTINUED)
Sonoco Products Co.                                     12,194      $    310,947
Temple-Inland, Inc.                                     13,858           959,667
                                                                    ------------
                                                                       3,386,120
                                                                    ------------
DISTRIBUTORS (0.0%) (B)
Genuine Parts Co.                                        3,309           131,301
                                                                    ------------

DIVERSIFIED FINANCIAL SERVICES (2.0%)
VCitigroup, Inc.                                       307,230        14,286,195
GATX Corp.                                              12,384           336,845
Moody's Corp.                                            6,489           419,579
Principal Financial Group, Inc.                         81,508         2,834,848
                                                                    ------------
                                                                      17,877,467
                                                                    ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (4.4%)
ALLTEL Corp.                                            30,798         1,558,995
AT&T Corp.                                              44,339           648,680
BellSouth Corp.                                        306,151         8,027,279
CenturyTel, Inc.                                         5,889           176,906
Cincinnati Bell, Inc. (a)                                5,460            24,242
Citizens Communications Co. (a)                         26,526           320,965
Qwest Communications International, Inc. (a)           250,412           898,979
SBC Communications, Inc.                               319,366         7,744,625
Sprint Corp. (FON Group)                               320,782         5,645,754
Verizon Communications, Inc.                           379,159        13,721,764
                                                                    ------------
                                                                      38,768,189
                                                                    ------------
ELECTRIC UTILITIES (2.8%)
Allegheny Energy, Inc. (a)                              10,397           160,218
Alliant Energy Corp.                                     4,425           115,404
Ameren Corp.                                             7,743           332,639
American Electric Power Co., Inc.                       83,294         2,665,408
CenterPoint Energy, Inc.                                77,756           894,194
CMS Energy Corp. (a)                                         5                46
DPL, Inc.                                               26,671           517,951
DTE Energy Co.                                           1,165            47,229
Duquesne Light Holdings, Inc.                           19,118           369,169
Edison International                                    82,704         2,114,741
Entergy Corp.                                           33,390         1,870,174
FirstEnergy Corp.                                       31,438         1,176,096
Great Plains Energy, Inc.                                8,860           263,142
IDACORP, Inc.                                            6,755           182,385
Northeast Utilities                                     22,048           429,275
NSTAR                                                    6,866           328,744
OGE Energy Corp.                                         3,466            88,279
Pepco Holdings, Inc.                                    14,791           270,379
PG&E Corp. (a)                                          71,447         1,996,229
Pinnacle West Capital Corp.                             16,915           683,197
PNM Resources, Inc.                                      5,196           107,921
PPL Corp.                                               44,840         2,058,156
Progress Energy, Inc.                                   41,784         1,840,585


                                                        SHARES             VALUE
ELECTRIC UTILITIES (CONTINUED)
Southern Co. (The)                                      36,306      $  1,058,320
TECO Energy, Inc.                                       15,963           191,396
TXU Corp.                                               82,147         3,327,775
Xcel Energy, Inc.                                       57,674           963,732
                                                                    ------------
                                                                      24,052,784
                                                                    ------------
ELECTRICAL EQUIPMENT (0.1%)
AMETEK, Inc.                                             2,882            89,054
Hubbell, Inc. Class B                                    7,025           328,138
Thomas & Betts Corp. (a)                                 7,224           196,709
                                                                    ------------
                                                                         613,901
                                                                    ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.8%)
Agilent Technologies, Inc. (a)                          61,638         1,804,761
Arrow Electronics, Inc. (a)                             26,129           700,780
Avnet, Inc. (a)                                         22,632           513,746
Molex, Inc.                                              7,903           253,528
PerkinElmer, Inc.                                       25,834           517,713
Plexus Corp. (a)                                             5                67
Sanmina-SCI Corp. (a)                                   97,113           883,728
Solectron Corp. (a)                                     99,536           643,998
Tech Data Corp. (a)                                      2,491            97,473
Tektronix, Inc.                                          3,613           122,914
Thermo Electron Corp. (a)                               11,378           349,760
Vishay Intertechnology, Inc. (a)                        32,513           604,092
Waters Corp. (a)                                         9,897           472,879
                                                                    ------------
                                                                       6,965,439
                                                                    ------------
ENERGY EQUIPMENT & SERVICES (0.1%)
Hanover Compressor Co. (a)                               8,244            98,103
Schlumberger Ltd.                                        2,310           146,708
Transocean, Inc. (a)                                    13,619           394,134
                                                                    ------------
                                                                         638,945
                                                                    ------------
FOOD & STAPLES RETAILING (3.2%)
Albertson's, Inc.                                       77,564         2,058,549
BJ's Wholesale Club, Inc. (a)                            3,059            76,475
Costco Wholesale Corp.                                  86,130         3,537,359
CVS Corp.                                                1,349            56,685
Kroger Co. (The) (a)                                   155,080         2,822,456
Longs Drug Stores Corp.                                  1,945            46,427
Ruddick Corp.                                            7,023           157,667
Safeway, Inc. (a)                                      108,921         2,760,058
SUPERVALU, Inc.                                         34,057         1,042,485
VWal-Mart Stores, Inc.                                 285,799        15,078,755
Whole Foods Market, Inc.                                 6,427           613,457
Winn-Dixie Stores, Inc.                                 15,041           108,295
                                                                    ------------
                                                                      28,358,668
                                                                    ------------
FOOD PRODUCTS (1.6%)
Archer-Daniels-Midland Co.                              58,647           984,097
ConAgra Foods, Inc.                                    112,404         3,043,900
Dean Foods Co. (a)                                      12,553           468,353
H.J. Heinz Co.                                          50,569         1,982,305

M- 112   MainStay VP Common Stock Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES             VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
FOOD PRODUCTS (CONTINUED)
Hormel Foods Corp.                                       5,541      $    172,325
Interstate Bakeries Corp.                                9,466           102,706
J.M. Smucker Co. (The)                                      10               459
Kellogg Co.                                             15,519           649,470
Lancaster Colony Corp.                                       6               250
Sara Lee Corp.                                         200,085         4,599,954
Smithfield Foods, Inc. (a)                              14,140           415,716
Tootsie Roll Industries, Inc.                                6               195
Tyson Foods, Inc. Class A                               89,221         1,869,180
                                                                    ------------
                                                                      14,288,910
                                                                    ------------
GAS UTILITIES (0.3%)
Kinder Morgan, Inc.                                     31,089         1,843,267
Nicor, Inc.                                              3,626           123,175
Peoples Energy Corp.                                         7               295
Sempra Energy                                           18,627           641,328
WGL Holdings, Inc.                                       2,088            59,967
                                                                    ------------
                                                                       2,668,032
                                                                    ------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.5%)
Apogent Technologies, Inc. (a)                          22,553           721,696
Applera Corp. -- Applied Biosystems Group               23,169           503,926
Bausch & Lomb, Inc.                                     11,501           748,370
Beckman Coulter, Inc.                                    2,179           132,919
Becton, Dickinson & Co.                                 64,068         3,318,722
C.R. Bard, Inc.                                         10,516           595,732
Cytyc Corp. (a)                                         15,594           395,620
DENTSPLY International, Inc.                             3,284           171,096
Guidant Corp.                                           13,497           754,212
Hillenbrand Industries, Inc.                             5,331           322,259
Hospira, Inc.                                            6,909           190,688
Medtronic, Inc.                                              2                98
Stryker Corp.                                           24,296         1,336,280
VISX, Inc. (a)                                              20               534
Zimmer Holdings, Inc. (a)                               47,251         4,167,538
                                                                    ------------
                                                                      13,359,690
                                                                    ------------
HEALTH CARE PROVIDERS & SERVICES (3.2%)
Aetna, Inc.                                             38,790         3,297,150
AmerisourceBergen Corp.                                 28,338         1,694,046
Anthem, Inc. (a)                                         7,604           681,014
Apria Healthcare Group, Inc. (a)                         5,575           160,003
Caremark Rx, Inc. (a)                                   40,143         1,322,310
CIGNA Corp.                                             35,733         2,458,788
Community Health
  Systems, Inc. (a)                                      8,044           215,338
Covance, Inc. (a)                                       13,145           507,134
Coventry Health Care, Inc. (a)                           7,425           363,083
First Health Group Corp. (a)                             7,954           124,162
Health Net, Inc. (a)                                    19,499           516,723
Humana, Inc. (a)                                        13,890           234,741


                                                        SHARES             VALUE
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
IMS Health, Inc.                                        10,323      $    241,971
LifePoint Hospitals, Inc. (a)                            1,526            56,798
Lincare Holdings, Inc. (a)                                   8               263
Manor Care, Inc.                                        22,656           740,398
Medco Health Solutions, Inc. (a)                        28,839         1,081,462
Omnicare, Inc.                                           4,356           186,480
Oxford Health Plans, Inc.                                8,150           448,576
PacifiCare Health Systems, Inc. (a)                     21,318           824,154
Quest Diagnostics, Inc.                                 12,821         1,089,144
Tenet Healthcare Corp. (a)                              79,020         1,059,658
Triad Hospitals, Inc. (a)                               19,113           711,577
UnitedHealth Group, Inc.                               133,150         8,288,587
Universal Health Services, Inc. Class B                  7,368           338,118
WellPoint Health Networks, Inc. (a)                     13,179         1,476,180
                                                                    ------------
                                                                      28,117,858
                                                                    ------------
HOTELS, RESTAURANTS & LEISURE (1.5%)
Boyd Gaming Corp.                                        8,193           217,688
Brinker International, Inc. (a)                         12,089           412,477
Caesars Entertainment, Inc. (a)                         76,945         1,154,175
Carnival Corp.                                          26,850         1,261,950
CBRL Group, Inc.                                         6,848           211,261
Darden Restaurants, Inc.                                 6,867           141,117
GTECH Holdings Corp.                                    10,024           464,211
Harrah's Entertainment, Inc.                             4,625           250,213
International Game Technology                           59,747         2,306,234
International Speedway Corp. Class A                        10               486
Mandalay Resort Group                                   16,502         1,132,697
McDonald's Corp.                                       118,796         3,088,696
Six Flags, Inc. (a)                                     19,600           142,296
Starwood Hotels & Resorts Worldwide, Inc.               10,212           458,008
Yum! Brands, Inc. (a)                                   53,763         2,001,059
                                                                    ------------
                                                                      13,242,568
                                                                    ------------
HOUSEHOLD DURABLES (1.3%)
American Greetings Corp. Class A (a)                     8,377           194,179
Black & Decker Corp. (The)                              10,777           669,575
Centex Corp.                                            26,475         1,211,231
D.R. Horton, Inc.                                       40,121         1,139,436
Fortune Brands, Inc.                                     6,330           477,472
Furniture Brands International, Inc.                     9,335           233,842
Harman International
  Industries, Inc.                                      13,855         1,260,805
Hovnanian Enterprises, Inc. Class A (a)                  2,610            90,593
Lennar Corp. Class A                                    38,445         1,719,260
Maytag Corp.                                            16,650           408,092
Mohawk Industries, Inc. (a)                              2,862           209,871
Newell Rubbermaid, Inc.                                 22,575           530,513

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 113


                                                        SHARES             VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES (CONTINUED)
Pulte Homes, Inc.                                       15,648      $    814,165
Snap-on, Inc.                                            2,913            97,731
Stanley Works (The)                                     17,079           778,461
Toll Brothers, Inc. (a)                                  4,939           209,019
Tupperware Corp.                                         7,303           141,897
Whirlpool Corp.                                         14,594         1,001,148
                                                                    ------------
                                                                      11,187,290
                                                                    ------------
HOUSEHOLD PRODUCTS (1.5%)
Colgate-Palmolive Co.                                   35,184         2,056,505
Energizer Holdings, Inc. (a)                             1,303            58,635
Kimberly-Clark Corp.                                    73,717         4,856,476
Procter & Gamble Co. (The)                             105,365         5,736,070
                                                                    ------------
                                                                      12,707,686
                                                                    ------------
INDUSTRIAL CONGLOMERATES (4.7%)
3M Co.                                                   4,335           390,193
Carlisle Cos., Inc.                                      1,286            80,053
VGeneral Electric Co.                                  835,867        27,082,091
Textron, Inc.                                           34,748         2,062,294
Tyco International Ltd.                                356,921        11,828,362
                                                                    ------------
                                                                      41,442,993
                                                                    ------------
INSURANCE (8.0%)
ACE, Ltd.                                               57,430         2,428,141
AFLAC, Inc.                                            129,882         5,300,484
Allmerica Financial Corp. (a)                           13,461           454,982
Allstate Corp. (The)                                    18,806           875,419
Ambac Financial Group, Inc.                             22,135         1,625,594
American Financial Group, Inc.                          11,888           363,416
VAmerican International Group, Inc.                    291,106        20,750,036
AmerUs Group Co.                                         5,193           214,990
Aon Corp.                                               70,122         1,996,373
Chubb Corp. (The)                                        8,053           549,054
Cincinnati Financial Corp.                              29,428         1,280,707
Everest Re Group Ltd.                                    2,425           194,873
Fidelity National Financial, Inc.                       35,000         1,306,900
First American Corp.                                    17,200           445,308
Hartford Financial Services
  Group, Inc. (The)                                     67,080         4,611,079
HCC Insurance Holdings, Inc.                             8,944           298,819
Horace Mann Educators Corp.                              5,890           102,957
Lincoln National Corp.                                  42,956         2,029,671
Loews Corp.                                             47,018         2,819,199
Marsh & McLennan Cos., Inc.                              2,876           130,513
MBIA, Inc.                                               2,020           115,382
MetLife, Inc.                                          173,202         6,209,292
Ohio Casualty Corp. (a)                                 12,889           259,456
Progressive Corp. (The)                                 44,066         3,758,830
Protective Life Corp.                                   14,544           562,416
Prudential Financial, Inc.                              57,087         2,652,833
SAFECO Corp.                                            23,533         1,035,452


                                                        SHARES             VALUE
INSURANCE (CONTINUED)
St. Paul Travelers Cos., Inc. (The)                    114,403      $  4,637,898
StanCorp Financial Group, Inc.                           1,184            79,328
Torchmark Corp.                                         15,027           808,453
Unitrin, Inc.                                           17,244           734,595
UnumProvident Corp.                                     40,186           638,957
W. R. Berkley Corp.                                     21,199           910,497
XL Capital Ltd. Class A                                      3               226
                                                                    ------------
                                                                      70,182,130
                                                                    ------------
INTERNET & CATALOG RETAIL (0.1%)
eBay, Inc. (a)                                          10,704           984,233
                                                                    ------------

INTERNET SOFTWARE & SERVICES (0.0%) (B)
Internet Security Systems, Inc. (a)                      2,113            32,413
Retek, Inc. (a)                                             12                74
Yahoo!, Inc. (a)                                         9,856           358,069
                                                                    ------------
                                                                         390,556
                                                                    ------------
IT SERVICES (0.5%)
Acxiom Corp.                                            21,680           538,314
Affiliated Computer Services, Inc. Class A (a)           1,866            98,786
CheckFree Corp. (a)                                      8,091           242,730
Cognizant Technology
  Solutions Corp. (a)                                    5,494           139,602
Computer Sciences Corp. (a)                             15,404           715,208
Convergys Corp. (a)                                     12,285           189,189
CSG Systems International, Inc. (a)                      6,613           136,889
DST Systems, Inc. (a)                                    7,964           382,989
Electronic Data Systems Corp.                           43,218           827,625
Gartner, Inc. Class A (a)                               16,514           218,315
Keane, Inc. (a)                                            581             7,954
MPS Group, Inc. (a)                                      4,265            51,692
Sabre Holdings Corp. Class A                             5,895           163,350
Titan Corp. (The) (a)                                       16               208
Unisys Corp. (a)                                        41,178           571,551
                                                                    ------------
                                                                       4,284,402
                                                                    ------------
LEISURE EQUIPMENT & PRODUCTS (0.4%)
Brunswick Corp.                                         19,483           794,906
Eastman Kodak Co.                                       37,090         1,000,688
Hasbro, Inc.                                            33,688           640,072
Mattel, Inc.                                            36,567           667,348
                                                                    ------------
                                                                       3,103,014
                                                                    ------------
MACHINERY (0.9%)
Crane Co.                                                   12               377
Cummins, Inc.                                            8,983           561,437
Deere & Co.                                             40,664         2,852,173
Eaton Corp.                                             21,993         1,423,827
Flowserve Corp. (a)                                     10,027           250,073
Harsco Corp.                                             2,557           120,179
Ingersoll-Rand Co. Class A                                   4               273
ITT Industries, Inc.                                     1,487           123,421

M- 114   MainStay VP Common Stock Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES             VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
MACHINERY (CONTINUED)
Navistar International Corp. (a)                         5,905      $    228,878
Nordson Corp.                                            8,210           356,068
PACCAR, Inc.                                            14,483           839,869
Parker Hannifin Corp.                                    5,048           300,154
SPX Corp.                                               19,230           893,041
Tecumseh Products Co. Class A                            3,449           142,064
Trinity Industries, Inc.                                 2,087            66,346
                                                                    ------------
                                                                       8,158,180
                                                                    ------------
MEDIA (1.9%)
Comcast Corp. Class A (a)                               33,887           949,853
McGraw-Hill Cos., Inc. (The)                            11,108           850,540
Reader's Digest Association, Inc. (The)                  4,157            66,470
Scholastic Corp. (a)                                     3,207            96,050
Time Warner, Inc. (a)                                  538,950         9,474,741
Viacom, Inc. Class B                                   102,914         3,676,088
Walt Disney Co. (The)                                   48,813         1,244,243
                                                                    ------------
                                                                      16,357,985
                                                                    ------------
METALS & MINING (0.6%)
Alcoa, Inc.                                             16,418           542,287
Allegheny Technologies, Inc.                             7,928           143,100
Arch Coal, Inc.                                          8,892           325,358
Freeport-McMoRan Copper & Gold, Inc. Class B            25,373           841,115
Newmont Mining Corp.                                        10               388
Nucor Corp.                                              3,353           257,376
Peabody Energy Corp.                                     7,705           431,403
Phelps Dodge Corp.                                      23,090         1,789,706
United States Steel Corp.                               27,285           958,249
                                                                    ------------
                                                                       5,288,982
                                                                    ------------
MULTILINE RETAIL (1.5%)
Big Lots, Inc. (a)                                          24               347
Dillard's, Inc. Class A                                 21,054           469,504
Dollar General Corp.                                        11               215
Federated Department Stores, Inc.                       45,858         2,251,628
J.C. Penney Co., Inc. Holding Co.                       69,632         2,629,305
May Department Stores Co. (The)                         73,192         2,012,048
Neiman Marcus Group, Inc. (The) Class A                  4,157           231,337
Nordstrom, Inc.                                         34,902         1,487,174
Saks, Inc.                                              35,716           535,740
Sears, Roebuck & Co.                                    49,714         1,877,200
Target Corp.                                            31,549         1,339,886
                                                                    ------------
                                                                      12,834,384
                                                                    ------------
MULTI-UTILITIES & UNREGULATED POWER (0.6%)
AES Corp. (The) (a)                                    158,488         1,573,786
Duke Energy Corp.                                       79,890         1,620,968
Dynegy, Inc. Class A (a)                                47,080           200,561


                                                        SHARES             VALUE
MULTI-UTILITIES & UNREGULATED POWER (CONTINUED)
El Paso Corp.                                           27,210      $    214,415
Energy East Corp.                                        1,067            25,875
MDU Resources Group, Inc.                                9,627           231,337
National Fuel Gas Co.                                    8,593           214,825
Questar Corp.                                           10,357           400,194
Sierra Pacific Resources (a)                            29,660           228,679
Westar Energy, Inc.                                      6,194           123,322
Williams Cos., Inc. (The)                               51,501           612,862
                                                                    ------------
                                                                       5,446,824
                                                                    ------------
OFFICE ELECTRONICS (0.3%)
Xerox Corp. (a)                                        201,966         2,928,507
                                                                    ------------

OIL & GAS (8.1%)
Amerada Hess Corp.                                      22,819         1,807,036
Anadarko Petroleum Corp.                                23,394         1,370,888
Ashland, Inc.                                           14,585           770,234
Burlington Resources, Inc.                              55,251         1,998,981
VChevronTexaco Corp.                                   149,742        14,092,220
ConocoPhillips                                         134,710        10,277,026
Devon Energy Corp.                                      25,001         1,650,066
EOG Resources, Inc.                                      9,535           569,335
VExxonMobil Corp.                                      551,519        24,492,959
Kerr-McGee Corp.                                        25,590         1,375,965
Marathon Oil Corp.                                      50,008         1,892,303
Newfield Exploration Co. (a)                             6,970           388,508
Noble Energy, Inc.                                       4,875           248,625
Occidental Petroleum Corp.                              51,140         2,475,687
Overseas Shipholding Group, Inc.                         9,947           438,961
Pioneer Natural Resources Co.                            4,777           167,577
Pogo Producing Co.                                       7,117           351,580
Sunoco, Inc.                                            19,443         1,236,964
Unocal Corp.                                            34,573         1,313,774
Valero Energy Corp.                                     31,955         2,357,001
Western Gas Resources, Inc.                              3,141           102,019
XTO Energy, Inc.                                        40,591         1,209,206
                                                                    ------------
                                                                      70,586,915
                                                                    ------------
PAPER & FOREST PRODUCTS (0.6%)
Georgia-Pacific Corp.                                   64,397         2,381,401
Louisiana-Pacific Corp.                                 27,030           639,259
Potlatch Corp.                                           7,293           303,681
Rayonier, Inc.                                           8,131           361,423
Weyerhaeuser Co.                                        27,510         1,736,431
                                                                    ------------
                                                                       5,422,195
                                                                    ------------
PERSONAL PRODUCTS (0.9%)
Alberto-Culver Co.                                       3,829           191,986
Avon Products, Inc.                                     40,298         1,859,350
Gillette Co. (The)                                     134,968         5,722,643
                                                                    ------------
                                                                       7,773,979
                                                                    ------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 115


                                                        SHARES             VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
PHARMACEUTICALS (6.0%)
Abbott Laboratories                                     70,523      $  2,874,518
IVAX Corp. (a)                                           8,641           207,298
Johnson & Johnson                                      139,712         7,781,958
King Pharmaceuticals, Inc. (a)                          35,419           405,547
Lilly (Eli) & Co.                                       35,812         2,503,617
Merck & Co., Inc.                                      178,022         8,456,045
Perrigo Co.                                              8,738           165,760
VPfizer, Inc.                                          781,312        26,783,375
Sepracor, Inc. (a)                                      10,572           559,259
Valeant Pharmaceuticals International                   10,632           212,640
Wyeth                                                   70,206         2,538,649
                                                                    ------------
                                                                      52,488,666
                                                                    ------------
REAL ESTATE (0.2%)
Equity Office Properties Trust                          67,235         1,828,792
Hospitality Properties Trust                             2,903           122,797
Mack-Cali Realty Corp.                                     807            33,394
                                                                    ------------
                                                                       1,984,983
                                                                    ------------
ROAD & RAIL (0.5%)
Burlington Northern
  Santa Fe Corp.                                        48,713         1,708,365
Norfolk Southern Corp.                                  48,426         1,284,258
Swift Transportation Co., Inc. (a)                       7,012           125,865
Union Pacific Corp.                                     15,309           910,120
Werner Enterprises, Inc.                                16,718           352,750
                                                                    ------------
                                                                       4,381,358
                                                                    ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.7%)
Advanced Micro Devices, Inc. (a)                        66,894         1,063,615
Analog Devices, Inc.                                     1,028            48,398
Atmel Corp. (a)                                         95,250           563,880
Broadcom Corp. Class A (a)                              66,701         3,119,606
Credence Systems Corp. (a)                                  12               165
Cypress Semiconductor Corp. (a)                         10,362           147,037
Fairchild Semiconductor International, Inc. (a)         20,135           329,610
Integrated Device
  Technology, Inc. (a)                                   4,474            61,920
Intel Corp.                                            453,114        12,505,946
International Rectifier Corp. (a)                        8,241           341,342
Lam Research Corp. (a)                                      27               724
LSI Logic Corp. (a)                                      2,824            21,519
LTX Corp. (a)                                            2,254            24,366
Micron Technology, Inc. (a)                              8,265           126,537
National Semiconductor Corp. (a)                        27,998           615,676
PMC-Sierra, Inc. (a)                                     9,072           130,183
Silicon Laboratories, Inc. (a)                           2,579           119,537


                                                        SHARES             VALUE
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
Teradyne, Inc. (a)                                       8,253      $    187,343
Texas Instruments, Inc.                                174,446         4,218,104
TriQuint Semiconductor, Inc. (a)                         9,022            49,260
                                                                    ------------
                                                                      23,674,768
                                                                    ------------
SOFTWARE (3.4%)
Activision, Inc. (a)                                    28,314           450,193
Ascential Software Corp. (a)                                12               192
Autodesk, Inc.                                          28,504         1,220,256
BMC Software, Inc. (a)                                  53,762           994,597
Cadence Design Systems, Inc. (a)                         7,603           111,232
Citrix Systems, Inc. (a)                                 5,597           113,955
Computer Associates
  International, Inc.                                   41,109         1,153,519
Compuware Corp. (a)                                     64,033           422,618
Jack Henry & Associates, Inc.                               36               724
VMicrosoft Corp.                                       732,263        20,913,431
Novell, Inc. (a)                                        16,252           136,354
Oracle Corp. (a)                                        31,741           378,670
Parametric Technology Corp. (a)                          3,354            16,770
Reynolds & Reynolds Co. (The) Class A                   11,204           259,148
RSA Security, Inc. (a)                                  12,133           248,362
Sybase, Inc. (a)                                         6,172           111,096
Symantec Corp. (a)                                      64,349         2,817,199
Transaction Systems
  Architects, Inc. Class A (a)                           6,339           136,479
                                                                    ------------
                                                                      29,484,795
                                                                    ------------
SPECIALTY RETAIL (1.9%)
Abercrombie & Fitch Co. Class A                         10,594           410,518
American Eagle Outfitters, Inc. (a)                      8,852           255,911
AnnTaylor Stores Corp. (a)                              10,462           303,189
AutoNation, Inc. (a)                                    46,129           788,806
AutoZone, Inc. (a)                                      22,079         1,768,528
Barnes & Noble, Inc. (a)                                17,180           583,776
Best Buy Co., Inc.                                       5,954           302,106
Boise Cascade Corp.                                      8,322           313,240
Borders Group, Inc.                                     16,722           391,964
Chico's FAS, Inc. (a)                                        2                90
Circuit City Stores, Inc.                                8,390           108,651
Claire's Stores, Inc.                                   19,769           428,987
Gap, Inc. (The)                                        183,966         4,461,176
Home Depot, Inc. (The)                                  31,814         1,119,853
Limited Brands                                         104,966         1,962,864
Michaels Stores, Inc.                                       11               605
Payless ShoeSource, Inc. (a)                            11,507           171,569
PETsMART, Inc.                                           6,155           199,730
RadioShack Corp.                                        41,463         1,187,086
Rent-A-Center, Inc. (a)                                 13,215           395,525

M- 116   MainStay VP Common Stock Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES             VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
SPECIALTY RETAIL (CONTINUED)
xSherwin-Williams Co. (The)                             12,697      $    527,560
Staples, Inc.                                           11,930           349,668
Toys "R" Us, Inc. (a)                                   52,395           834,652
                                                                    ------------
                                                                      16,866,054
                                                                    ------------
TEXTILES, APPAREL & LUXURY GOODS (0.2%)
Coach, Inc. (a)                                         11,722           529,717
Jones Apparel Group, Inc.                                5,347           211,100
NIKE, Inc. Class B                                       7,708           583,881
Reebok International Ltd.                                4,781           172,020
Timberland Co. (The) Class A (a)                         5,832           376,689
                                                                    ------------
                                                                       1,873,407
                                                                    ------------
THRIFTS & MORTGAGE FINANCE (2.3%)
Astoria Financial Corp.                                  6,793           248,488
Countrywide Financial Corp.                             58,155         4,085,389
Fannie Mae                                             105,268         7,511,925
Freddie Mac                                             32,561         2,061,111
Golden West Financial Corp.                             13,001         1,382,657
GreenPoint Financial Corp.                              13,579           539,086
IndyMac Bancorp, Inc.                                    4,775           150,890
MGIC Investment Corp.                                    8,113           615,452
Sovereign Bancorp, Inc.                                 23,692           523,593
Washington Mutual, Inc.                                 65,131         2,516,662
Webster Financial Corp.                                  1,969            92,582
                                                                    ------------
                                                                      19,727,835
                                                                    ------------
TOBACCO (1.3%)
Altria Group, Inc.                                     204,749        10,247,688
R.J. Reynolds Tobacco
  Holdings, Inc.                                        21,468         1,451,022
                                                                    ------------
                                                                      11,698,710
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES (0.9%)
AT&T Wireless Services, Inc. (a)                       256,077         3,667,023
Nextel Communications, Inc. Class A (a)                138,117         3,682,199
Telephone & Data Systems, Inc.                           4,913           349,805
                                                                    ------------
                                                                       7,699,027
                                                                    ------------
Total Investments (Cost $848,487,459) (d)                100.0%      874,124,574(e)
Cash and Other Assets, Less Liabilities                 0.0(b)           429,451
                                                    ----------      ------------
Net Assets                                              100.0%      $874,554,025
                                                    ----------      ------------

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c) Exchange Traded Fund -- represents a basket of securities that are traded on an exchange.
(d) The cost for federal income tax purposes is $849,757,421.
(e)  At June 30, 2004 net unrealized appreciation was
     $24,367,153, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $47,150,074 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $22,782,921.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 117

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $848,487,459)                $874,124,574
Receivables:
  Investment securities sold                      49,044,886
  Dividends                                        1,154,972
  Fund shares sold                                    82,886
Other assets                                          23,232
                                                ------------
    Total assets                                 924,430,550
                                                ------------
LIABILITIES:
Payables:
  Investment securities purchased                 48,167,119
  Due to Custodian                                   599,123
  Fund shares redeemed                               544,261
  Adviser                                            177,722
  Shareholder communication                          169,669
  Administrator                                      142,177
  NYLIFE Distributors                                  4,678
Accrued expenses                                      71,776
                                                ------------
    Total liabilities                             49,876,525
                                                ------------
Net assets                                      $874,554,025
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                                 $    440,943
  Service Class                                       12,495
Additional paid-in capital                       886,081,354
Accumulated undistributed net investment
  income                                           4,310,004
Accumulated net realized loss on investments     (41,927,886)
Net unrealized appreciation on investments        25,637,115
                                                ------------
Net assets                                      $874,554,025
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $850,500,645
                                                ============
Shares of capital stock outstanding               44,094,281
                                                ============
Net asset value per share outstanding           $      19.29
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 24,053,380
                                                ============
Shares of capital stock outstanding                1,249,535
                                                ============
Net asset value per share outstanding           $      19.25
                                                ============

M- 118   MainStay VP Common Stock Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                $   6,539,701
  Interest                                            18,545
                                               -------------
        Total income                               6,558,246
                                               -------------
EXPENSES:
  Advisory                                         1,088,824
  Administration                                     871,059
  Shareholder communication                          158,269
  Professional                                        53,343
  Service                                             21,285
  Directors                                           20,826
  Custodian                                           18,760
  Miscellaneous                                       15,876
                                               -------------
    Total expenses                                 2,248,242
                                               -------------
Net investment income                              4,310,004
                                               -------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investments                 131,326,474
Net increase from payment by affiliate for
  loss on the disposal of investment in
  violation of restrictions                            7,437
Net change in unrealized appreciation
  on investments                                (111,092,033)
                                               -------------
Net realized and unrealized gain
  on investments                                  20,241,878
                                               -------------
Net increase in net assets resulting
  from operations                              $  24,551,882
                                               =============

(a) Dividends recorded net of foreign withholding taxes in the amount of $10,413.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 119

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2003

                                               2004           2003
INCREASE IN NET ASSETS:
Operations:
 Net investment income                $   4,310,004   $  8,087,956
 Net realized gain on investments       131,326,474     18,759,322
 Net increase from payment by
  affiliate for loss on the disposal
  of investment in violation of
  restrictions                                7,437             --
 Net change in unrealized
  appreciation (depreciation) on
  investments                          (111,092,033)   156,761,390
                                      ----------------------------
 Net increase in net assets
  resulting from operations              24,551,882    183,608,668
                                      ----------------------------

Dividends to shareholders:
 From net investment income:
   Initial Class                                 --     (8,089,391)
   Service Class                                 --        (85,863)
                                      ----------------------------
 Total dividends to shareholders                 --     (8,175,254)
                                      ----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                         10,694,823     29,371,935
   Service Class                         13,657,942      9,527,499

 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends:
   Initial Class                                 --      8,089,391
   Service Class                                 --         85,863
                                      ----------------------------
                                         24,352,765     47,074,688

 Cost of shares redeemed:
   Initial Class                        (48,651,994)   (79,528,644)
   Service Class                           (217,750)      (146,680)
                                      ----------------------------
                                        (48,869,744)   (79,675,324)
                                      ----------------------------
    Decrease in net assets derived
     from capital share transactions    (24,516,979)   (32,600,636)
                                      ----------------------------
    Net increase in net assets               34,903    142,832,778

NET ASSETS:
Beginning of period                     874,519,122    731,686,344
                                      ----------------------------
End of period                         $ 874,554,025   $874,519,122
                                      ============================
Accumulated undistributed net
  investment income at end of period  $   4,310,004   $         --
                                      ============================

M- 120   MainStay VP Common Stock Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                              INITIAL CLASS
                                --------------------------------------------------------------------------

                                 SIX MONTHS
                                   ENDED
                                  JUNE 30,                       YEAR ENDED DECEMBER 31,
                                   2004*         2003        2002        2001         2000         1999
Net asset value at beginning
  of period                       $  18.75     $  14.98    $  19.99   $    24.28   $    27.78   $    23.62
                                  --------     --------    --------   ----------   ----------   ----------
Net investment income                 0.10         0.17(b)     0.16         0.14         0.15         0.16
Net realized and unrealized
  gain (loss) on investments          0.44         3.78       (5.01)       (4.29)       (1.06)        6.89
                                  --------     --------    --------   ----------   ----------   ----------
Total from investment
  operations                          0.54         3.95       (4.85)       (4.15)       (0.91)        7.05
                                  --------     --------    --------   ----------   ----------   ----------
Less dividends and
  distributions:
  From net investment income            --        (0.18)      (0.16)       (0.14)       (0.15)       (0.16)
  From net realized gain on
    investments                         --           --          --           --        (2.44)       (2.73)
                                  --------     --------    --------   ----------   ----------   ----------
Total dividends and
  distributions                         --        (0.18)      (0.16)       (0.14)       (2.59)       (2.89)
                                  --------     --------    --------   ----------   ----------   ----------
Net asset value at end of
  period                          $  19.29     $  18.75    $  14.98   $    19.99   $    24.28   $    27.78
                                  ========     ========    ========   ==========   ==========   ==========
Total investment return               2.86%(c)    26.37%     (24.25%)     (17.09%)      (3.34%)      29.96%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income             0.99%+       1.05%       0.89%        0.66%        0.55%        0.63%
    Expenses                          0.51%+       0.52%       0.51%        0.50%        0.50%        0.49%
Portfolio turnover rate                101%          72%        120%          93%          77%          71%
Net assets at end of period
  (in 000's)                      $850,501     $864,373    $731,686   $1,059,832   $1,331,634   $1,312,905

                                       SERVICE CLASS
                                ----------------------------
                                                  JUNE 5,
                                 SIX MONTHS       2003(A)
                                   ENDED          THROUGH
                                  JUNE 30,     DECEMBER 31,
                                   2004*           2003
Net asset value at beginning
  of period                       $ 18.74         $ 16.45
                                  -------         -------
Net investment income                0.06            0.07(b)
Net realized and unrealized
  gain (loss) on investments         0.45            2.38
                                  -------         -------
Total from investment
  operations                         0.51            2.45
                                  -------         -------
Less dividends and
  distributions:
  From net investment income           --           (0.16)
  From net realized gain on
    investments                        --              --
                                  -------         -------
Total dividends and
  distributions                        --           (0.16)
                                  -------         -------
Net asset value at end of
  period                          $ 19.25         $ 18.74
                                  =======         =======
Total investment return              2.74%(c)       14.93%(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income            0.74%+          0.80%+(d)
    Expenses                         0.76%+          0.77%+
Portfolio turnover rate               101%             72%
Net assets at end of period
  (in 000's)                      $24,053         $10,146

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
+    Annualized.
*    Unaudited.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 121

PORTFOLIO OF INVESTMENTS JUNE 30, 2004 UNAUDITED

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CONVERTIBLE SECURITIES (80.4%)+
CONVERTIBLE BONDS (63.7%)
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.8%)
Lockheed Martin Corp.
  0.87%, due 8/15/33 (d)(e)                         $ 2,590,000   $  2,649,467
                                                                  ------------

AUTO COMPONENTS (0.2%)
Goodyear Tire & Rubber Co. (The)
  4.00%, due 6/15/34 (c)                                650,000        661,375
                                                                  ------------

BIOTECHNOLOGY (0.8%)
Genzyme Corp.
  3.00%, due 5/15/21 (c)                              1,800,000      1,770,750
OSI Pharmaceuticals, Inc.
  3.25%, due 9/8/23 (e)                                 745,000      1,223,663
                                                                  ------------
                                                                     2,994,413
                                                                  ------------
CAPITAL MARKETS (5.6%)
Affiliated Managers Group, Inc.
  (zero coupon), due 5/7/21 (f)                       1,870,000      1,877,013
Credit Suisse First Boston, Inc.
  0.50%, due 3/21/11 (c)                              3,670,000      3,358,050
Legg Mason, Inc.
  (zero coupon), due 6/6/31 (e)(f)                    3,340,000      2,421,500
Lehman Brothers Holdings, Inc.
  Series DIA (Diamonds Trust)
  0.25%, due 10/2/07 (g)                              1,900,000      2,205,188
Merrill Lynch & Co., Inc.
  (zero coupon), due 3/13/32 (d)                      1,290,000      1,304,964
  Series DIA (Diamonds Trust)
  0.25%, due 5/17/10 (c)(g)                           2,320,000      2,633,200
Morgan Stanley & Co.
  Series JPM (J.P. Morgan Chase & Co.)
  0.30%, due 1/30/11 (g)                              3,250,000      3,156,562
  Series JPM (J.P. Morgan Chase & Co.)
  0.30%, due 7/30/11 (g)                              3,020,000      2,929,400
                                                                  ------------
                                                                    19,885,877
                                                                  ------------
COMMERCIAL BANKS (0.8%)
Wells Fargo & Co.
  0.929%, due 5/1/33 (d)                              2,715,000      2,697,679
                                                                  ------------

COMMERCIAL SERVICES & SUPPLIES (0.5%)
Waste Connections, Inc.
  1.63%, due 5/1/22 (d)                               1,465,000      1,600,806
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
COMMUNICATIONS EQUIPMENT (2.6%)
Avaya, Inc.
  (zero coupon), due 10/31/21 (f)                   $ 2,060,000   $  1,315,825
Brocade Communications Systems, Inc.
  2.00%, due 1/1/07 (e)                               1,745,000      1,587,950
CIENA Corp.
  3.75%, due 2/1/08                                   3,245,000      2,867,768
Corning, Inc.
  3.50%, due 11/1/08 (e)                              1,585,000      2,238,812
Extreme Networks, Inc.
  3.50%, due 12/1/06                                  1,215,000      1,173,993
                                                                  ------------
                                                                     9,184,348
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (0.7%)
Verizon Global Funding Corp.
  (zero coupon), due 5/15/21 (e)                      4,270,000      2,599,362
                                                                  ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
At Home Corp.
  4.75%, due 12/15/06 (h)                             2,335,418        315,281
                                                                  ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.5%)
Agilent Technologies, Inc.
  3.00%, due 12/1/21                                  1,675,000      1,771,312
                                                                  ------------

ENERGY EQUIPMENT & SERVICES (11.0%)
VBJ Services Co.
  0.3954%, due 4/24/22                                9,505,000      8,091,131
Halliburton Co.
  3.125%, due 7/15/23                                 3,160,000      3,397,000
VLehman Brothers Holdings, Inc.
  Series HAL (Halliburton Co.)
  0.25%, due 9/25/10 (g)                              5,365,000      5,935,031
Nabors Industries, Ltd.
  (zero coupon), due 2/5/21                           2,140,000      1,412,400
VPride International, Inc.
  2.50%, due 3/1/07                                   5,858,700      6,693,565
VSchlumberger Ltd.
  Series A
  1.50%, due 6/1/23                                  12,865,000     13,685,144
                                                                  ------------
                                                                    39,214,271
                                                                  ------------

 + Percentages indicated are based on Portfolio net assets.
 V Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

M- 122   MainStay VP Convertible Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CONVERTIBLE BONDS (CONTINUED)
------------------------------------------------------------------------------
FOOD & STAPLES RETAILING (3.3%)
VSUPERVALU, Inc.
  (zero coupon), due 11/2/31 (f)                    $17,370,000   $  5,992,650
VWhole Foods Market, Inc.
  (zero coupon), due 3/2/18                           5,450,000      5,572,625
                                                                  ------------
                                                                    11,565,275
                                                                  ------------
FOOD PRODUCTS (0.3%)
General Mills, Inc.
  (zero coupon), due 10/28/22                         1,510,000      1,072,100
                                                                  ------------

HEALTH CARE EQUIPMENT & SUPPLIES (4.6%)
ALZA Corp.
  (zero coupon), due 7/28/20                          5,525,000      4,274,969
Fisher Scientific International, Inc.
  2.50%, due 10/1/23                                  3,640,000      5,118,750
  3.25%, due 3/1/24 (e)                               2,170,000      2,262,225
Medtronic, Inc.
  1.25%, due 9/15/21 (e)                              4,740,000      4,834,800
                                                                  ------------
                                                                    16,490,744
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (1.1%)
Health Management
  Associates, Inc.
  1.50%, due 8/1/23                                   1,560,000      1,643,850
Quest Diagnostics, Inc.
  1.75%, due 11/30/21 (e)                             2,025,000      2,141,438
                                                                  ------------
                                                                     3,785,288
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE (2.8%)
Brinker International, Inc.
  (zero coupon), due 10/10/21                         5,635,000      3,740,231
Goldman Sachs Group, Inc. (The)
  Series MCD
  (McDonald's Corp.)
  (zero coupon), due 8/27/09 (g)                      1,960,000      1,896,300
GTECH Holdings Corp.
  1.75%, due 12/15/21                                   495,000        859,444
International Game Technology
  (zero coupon), due 1/29/33                          4,075,000      3,479,031
                                                                  ------------
                                                                     9,975,006
                                                                  ------------
HOUSEHOLD PRODUCTS (0.8%)
Merrill Lynch & Co., Inc.
  Series PG
  (Proctor & Gamble Co., The)
  0.40%, due 4/15/10 (c)(g)                           2,585,000      2,891,969
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
INDUSTRIAL CONGLOMERATES (4.3%)
Tyco International Group S.A.
  Series A
V  2.75%, due 1/15/18                               $ 6,835,000   $ 10,303,763
  Series B
  3.125%, due 1/15/23                                 2,975,000      4,830,656
                                                                  ------------
                                                                    15,134,419
                                                                  ------------
INSURANCE (2.2%)
American International Group, Inc.
  0.50%, due 5/15/07                                  1,980,000      1,903,275
Citigroup Global Markets Holdings, Inc.
  Series MET (MetLife, Inc.)
  0.50%, due 10/6/10 (g)                              2,145,000      2,351,456
USF&G Corp.
  (zero coupon), due 3/3/09                             930,000        755,625
XL Capital Ltd.
  (zero coupon), due 5/23/21                          4,485,000      2,864,794
                                                                  ------------
                                                                     7,875,150
                                                                  ------------
INTERNET SOFTWARE & SERVICES (0.2%)
Ask Jeeves, Inc.
  (zero coupon), due 6/1/08                             290,000        696,363
                                                                  ------------

IT SERVICES (0.7%)
DST Systems, Inc.
  Series A
  4.125%, due 8/15/23 (e)                             2,060,000      2,585,300
                                                                  ------------

MACHINERY (2.4%)
Navistar Financial Corp.
  4.75%, due 4/1/09                                   3,975,000      3,905,438
Navistar International Corp.
  2.50%, due 12/15/07 (e)                             2,610,000      3,393,000
Wabash National Corp.
  3.25%, due 8/1/08                                     745,000      1,205,038
                                                                  ------------
                                                                     8,503,476
                                                                  ------------
MEDIA (2.5%)
Lamar Advertising Co.
  2.875%, due 12/31/10 (e)                            1,565,000      1,688,244
Lehman Brothers, Inc.
  Series VIA (Viacom, Inc.)
  0.25%, due 9/30/10 (g)                              3,255,000      2,921,363
Liberty Media Corp.
  0.75%, due 3/30/23                                  1,295,000      1,477,919
Walt Disney Co. (The)
  2.125%, due 4/15/23 (e)                             2,560,000      2,758,400
                                                                  ------------
                                                                     8,845,926
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CONVERTIBLE BONDS (CONTINUED)
------------------------------------------------------------------------------
METALS & MINING (0.3%)
Freeport-McMoRan Copper & Gold, Inc.
  7.00%, due 2/11/11                                $   865,000   $  1,211,000
                                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (2.7%)
Calpine Corp.
  4.75%, due 11/15/23 (c)                             3,205,000      2,812,388
Reliant Energy, Inc.
  5.00%, due 8/15/10 (e)                              2,385,000      3,333,038
TXU Corp.
  2.64%, due 7/15/33 (d)                              2,615,000      3,594,108
                                                                  ------------
                                                                     9,739,534
                                                                  ------------
OIL & GAS (0.5%)
Citigroup Global Markets
  Holding, Inc.
  Series XOI (American Stock Exchange Oil Index)
  0.25%, due 2/18/10 (g)                              1,245,000      1,661,950
                                                                  ------------
PAPER & FOREST PRODUCTS (2.5%)
International Paper Co.
  (zero coupon), due 6/20/21 (e)                      3,055,000      1,699,343
VLehman Brothers Holdings, Inc.
  Series IP
  (International Paper Co.)
  0.25%, due 5/8/10 (g)                               4,440,000      5,128,200
Merrill Lynch & Co., Inc.
  Series MWV
  (MeadWestvaco Corp.)
  0.25%, due 7/28/10 (g)                              1,880,000      2,028,050
                                                                  ------------
                                                                     8,855,593
                                                                  ------------
PHARMACEUTICALS (5.0%)
Citigroup Global Markets Holdings, Inc.
  Series K (Citigroup Pharmaceutical Basket)
  0.75%, due 7/20/09 (g)                              1,370,000      1,501,657
Elan Capital Corp. Ltd.
  6.50%, due 11/10/08                                   420,000      1,442,700
Lehman Brothers Holdings, Inc.
  Series C (Lehman Brothers Pharmaceutical Basket)
  0.25%, due 1/13/11 (g)                              4,770,000      4,531,500

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
PHARMACEUTICALS (CONTINUED)
MGI Pharma, Inc.
  2.25%, due 3/2/24                                 $ 1,405,000   $  1,104,681
VTeva Pharmaceutical Finance N.V.
  0.75%, due 8/15/21                                  5,775,000      9,066,750
                                                                  ------------
                                                                    17,647,288
                                                                  ------------
ROAD & RAIL (0.4%)
Goldman Sachs Group, Inc. (The)
  Series BNI (Burlington Sante Fe Corp.)
  1.00%, due 10/30/07 (g)                             1,450,000      1,549,687
                                                                  ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.1%)
Cymer, Inc.
  3.50%, due 2/15/09 (e)                              1,485,000      1,518,412
Cypress Semiconductor Corp.
  1.25%, due 6/15/08                                  2,405,000      2,846,918
Fairchild Semiconductor International, Inc.
  5.00%, due 11/1/08 (e)                              2,190,000      2,181,787
Micron Technology, Inc.
  2.50%, due 2/1/10 (e)                                 570,000        809,400
                                                                  ------------
                                                                     7,356,517
                                                                  ------------
SOFTWARE (0.6%)
Computer Associates International, Inc.
  1.625%, due 12/15/09                                  700,000      1,064,875
Symantec Corp.
  3.00%, due 11/1/06                                    410,000      1,054,725
                                                                  ------------
                                                                     2,119,600
                                                                  ------------
SPECIALTY RETAIL (0.3%)
Gap, Inc. (The)
  5.75%, due 3/15/09                                    790,000      1,232,400
                                                                  ------------

TRANSPORTATION INFRASTRUCTURE (0.5%)
Morgan Stanley & Co.
  Series CNI (Canadian National Railway Co.)
  (zero coupon), due 5/30/10 (g)                      1,730,000      1,978,774
                                                                  ------------
Total Convertible Bonds
  (Cost $217,575,371)                                              226,347,550
                                                                  ------------

M- 124   MainStay VP Convertible Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
CONVERTIBLE PREFERRED STOCKS (16.7%)
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.7%)
Northrop Grumman Corp.
  7.25% (i)                                              24,800   $  2,636,736
                                                                  ------------

AIRLINES (0.2%)
Continental Air Finance Trust II
  6.00%                                                  32,800        692,900
                                                                  ------------

AUTOMOBILES (3.6%)
VFord Motor Co. Capital Trust II
  6.50%                                                 127,400      6,976,424
General Motors Corp.
  5.25%, Series B                                       164,400      4,774,176
  6.25%, Series C                                        41,500      1,025,465
                                                                  ------------
                                                                    12,776,065
                                                                  ------------
CAPITAL MARKETS (0.6%)
Gabelli Asset Management, Inc.
  6.95%                                                  64,000      1,632,000
State Street Corp.
  6.75%                                                   2,800        639,800
                                                                  ------------
                                                                     2,271,800
                                                                  ------------
COMMUNICATIONS EQUIPMENT (0.5%)
Lucent Technologies Capital Trust I
  7.75%                                                   1,375      1,628,247
                                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
CenturyTel, Inc.
  6.875%                                                 22,400        556,192
                                                                  ------------

ELECTRIC UTILITIES (1.0%)
Dominion Resources, Inc.
  9.50% (j)                                              23,600      1,283,840
FPL Group, Inc.
  8.00%                                                  39,100      2,143,071
                                                                  ------------
                                                                     3,426,911
                                                                  ------------
INSURANCE (2.5%)
Hartford Financial Services Group, Inc. (The)
  6.00%                                                  19,000      1,245,070
  7.00%                                                  34,000      2,275,620
Prudential Financial, Inc.
  6.75%                                                  51,900      3,629,367
Travelers Property Casualty Corp.
  4.50%                                                  67,800      1,613,640
                                                                  ------------
                                                                     8,763,697
                                                                  ------------


                                                         SHARES          VALUE
MACHINERY (0.7%)
Cummins Capital Trust I
  7.00%                                                  36,410   $  2,639,725
                                                                  ------------

MEDIA (0.7%)
Interpublic Group
  of Cos., Inc. (The)
  5.375%, Series A                                       50,500      2,577,015
                                                                  ------------

MULTI-UTILITIES & UNREGULATED POWER (0.2%)
El Paso Corp.
  9.00%                                                  30,100        862,064
                                                                  ------------

OFFICE ELECTRONICS (0.5%)
Xerox Corp.
  6.25%                                                  12,000      1,588,800
                                                                  ------------

OIL & GAS (1.5%)
Chesapeake Energy Corp.
  5.00%                                                  13,300      1,032,412
  6.00%                                                   9,200      1,021,200
Kerr-McGee Corp.
  5.50%                                                  57,000      3,219,930
                                                                  ------------
                                                                     5,273,542
                                                                  ------------
PAPER & FOREST PRODUCTS (0.5%)
International Paper Capital Trust
  5.25%                                                  32,700      1,655,438
                                                                  ------------

SPECIALTY RETAIL (0.9%)
Boise Cascade Corp.
  7.50% (k)                                              58,410      3,081,128
Toys 'R' Us, Inc.
  6.25%                                                   7,500        341,700
                                                                  ------------
                                                                     3,422,828
                                                                  ------------

THRIFTS & MORTGAGE FINANCE (2.1%)
PMI Group, Inc. (The)
  5.875%                                                149,900      4,137,240
Sovereign Capital Trust
  4.375%                                                 36,400      1,729,000
Washington Mutual, Inc.
  5.375%                                                 30,000      1,601,100
                                                                  ------------
                                                                     7,467,340
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                         SHARES          VALUE
CONVERTIBLE PREFERRED STOCKS (CONTINUED)
------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.3%)
Nextel Communications, Inc.
  (zero coupon)                                           1,980   $  1,118,948
                                                                  ------------
Total Convertible Preferred Stocks
  (Cost $53,404,935)                                                59,358,248
                                                                  ------------
Total Convertible Securities
  (Cost $270,980,306)                                              285,705,798
                                                                  ------------

COMMON STOCKS (9.1%)
------------------------------------------------------------------------------
AUTO COMPONENTS (0.5%)
Goodyear Tire & Rubber Co. (The) (a)(e)                 187,400      1,703,466
                                                                  ------------

CAPITAL MARKETS (2.1%)
Bank of New York Co., Inc. (The)                         11,700        344,916
Biotech HOLDRs Trust (a)                                 17,400      2,548,230
Merrill Lynch & Co., Inc.                                45,500      2,456,090
S&P 500 Depositary Receipt (e)(l)                        16,800      1,924,104
                                                                  ------------
                                                                     7,273,340
                                                                  ------------
COMMERCIAL BANKS (0.3%)
Bank One Corp.                                           21,600      1,101,600
                                                                  ------------
COMMUNICATIONS EQUIPMENT (0.2%)
Motorola, Inc.                                           46,700        852,275
                                                                  ------------

CONTAINERS & PACKAGING (1.2%)
Packaging Corp. of America                               27,300        652,470
Smurfit-Stone Container Corp. (a)                       175,200      3,495,240
                                                                  ------------
                                                                     4,147,710
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (0.6%)
Citigroup, Inc.                                          42,574      1,979,691
                                                                  ------------

ENERGY EQUIPMENT & SERVICES (1.8%)
Cooper Cameron Corp. (a)                                 34,300      1,670,410
Grant Prideco, Inc. (a)                                  37,100        684,866
Halliburton Co. (e)                                      65,000      1,966,900
Input/Output, Inc. (a)                                   37,000        306,730
Tidewater, Inc.                                          18,200        542,360
Transocean, Inc. (a)                                     37,300      1,079,462
                                                                  ------------
                                                                     6,250,728
                                                                  ------------


                                                         SHARES          VALUE
HOTELS, RESTAURANTS & LEISURE (0.2%)
Brinker International, Inc. (a)                          23,900   $    815,469
FHC Delaware, Inc. (a)(m)                                 6,624             66
                                                                  ------------
                                                                       815,535
                                                                  ------------
MEDIA (0.4%)
Clear Channel
  Communications, Inc.                                   27,800      1,027,210
Time Warner, Inc. (a)                                    20,400        358,632
                                                                  ------------
                                                                     1,385,842
                                                                  ------------
PAPER & FOREST PRODUCTS (1.0%)
Bowater, Inc.                                            70,800      2,944,572
International Paper Co.                                  14,800        661,560
                                                                  ------------
                                                                     3,606,132
                                                                  ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.1%)
Applied Materials, Inc. (a)                              27,100        531,702
                                                                  ------------

SOFTWARE (0.7%)
Microsoft Corp.                                          55,100      1,573,656
Oracle Corp. (a)                                         73,000        870,890
                                                                  ------------
                                                                     2,444,546
                                                                  ------------
SPECIALTY RETAIL (0.0%) (B)
Ann Taylor Stores Corp. (a)                                   2             49
                                                                  ------------
Total Common Stocks
  (Cost $27,659,430)                                                32,092,616
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (19.7%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (7.7%)
Federal Home Loan Bank
  1.10%, due 7/2/04                                 $ 6,300,000      6,299,807
  1.26%, due 7/21/04                                  1,000,000        999,300
Federal National Mortgage Association
  1.15%, due 7/15/04                                    755,000        754,662
Merrill Lynch & Co.
  1.43%, due 7/1/04                                   3,260,000      3,260,000
Morgan Stanley & Co.
  1.17%, due 7/16/04                                  8,990,000      8,985,616

M- 126   MainStay VP Convertible Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
wShell Finance PLC
  1.03%, due 7/1/04                                 $   730,000   $    730,000
USAA Capital Corp.
  1.14%, due 7/1/04                                   6,300,000      6,300,000
                                                                  ------------
Total Commercial Paper
  (Cost $27,329,385)                                                27,329,385
                                                                  ------------
                                                         SHARES          VALUE
w
INVESTMENT COMPANIES (3.1%)
AIM Institutional Funds Group (n)                       299,208        299,208
Merrill Lynch Premier
  Institutional Fund                                 10,888,323     10,888,322
                                                                  ------------
Total Investment Companies
  (Cost $11,187,530)                                                11,187,530
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT          VALUE
w
MASTER NOTE (1.7%)
Banc of America Securities LLC
  1.5999%, due 7/1/04 (n)                           $ 6,050,000      6,050,000
                                                                  ------------
Total Master Note
  (Cost $6,050,000)                                                  6,050,000
                                                                  ------------

REPURCHASE AGREEMENTS (7.2%)
Countrywide Securities Corp.
  1.5699%, dated 6/30/04
  due 7/1/04
  Proceeds at Maturity $4,132,180 (n)
  (Collateralized by
  Various Bonds
  with a Principal Amount of $4,269,011 and a
  Market Value of $4,273,513)                         4,132,000      4,132,000
Credit Suisse First Boston LLC
  1.5499%, dated 6/30/04
  due 7/1/04
  Proceeds at Maturity
  $500,022 (n)
  (Collateralized by
  Various Bonds
  with a Principal Amount of $483,697 and a
  Market Value of $510,021)                             500,000        500,000

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
REPURCHASE AGREEMENTS (CONTINUED)
Lehman Brothers, Inc.
  1.5499%, dated 6/30/04 due 7/1/04
  Proceeds at Maturity $4,800,207 (n)
  (Collateralized by
  Various Bonds
  with a Principal Amount of $8,186,015 and a
  Market Value of $4,934,866)                       $ 4,800,000   $  4,800,000
Merrill Lynch & Co., Inc.
  1.5799%, dated 6/30/04
  due 7/1/04
  Proceeds at Maturity $9,086,399 (n)
  (Collateralized by
  Various Bonds
  with a Principal Amount of $9,010,528 and a
  Market Value of $9,540,403)                         9,086,000      9,086,000
Morgan Stanley & Co.
  1.5499%, dated 6/30/04
  due 7/1/04
  Proceeds at Maturity $7,000,301 (n)
  (Collateralized by
  Various Bonds
  with a Principal Amount of $11,909,040 and a
  Market Value of $7,313,451)                         7,000,000      7,000,000
                                                                  ------------
Total Repurchase Agreements
  (Cost $25,518,000)                                                25,518,000
                                                                  ------------
Total Short-Term Investments
  (Cost $70,084,915)                                                70,084,915
                                                                  ------------
Total Investments
  (Cost $368,724,651) (o)                                 109.2%   387,883,329(p)
Liabilities in Excess of Cash and Other Assets             (9.2)   (32,657,256)
                                                         -------  ------------
Net Assets                                                100.0%  $355,226,073
                                                    ===========   ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  Floating rate. Rate shown is the rate in effect at June
     30, 2004.
(e) Represents a security, or a portion thereof, which is out on loan.
(f) LYON-Liquid Yield Option Note: callable, zero coupon securities priced at a deep discount from par. They include a "put" feature that enables holders to redeem them at a specific date, at a specific price. Put prices reflect fixed interest rates, and therefore increase over time.
(g) Synthetic Convertible-an equity-linked security issued by an entity other than the issuer of the underlying equity instrument.
(h)  Issuer in default.
(i) Equity Units-each unit reflects 1 Senior Note plus 1 purchase contract to acquire shares of common stock at $100.00 by November 16, 2004.
(j) PIES Units (Premium Income Equity Security)-each unit reflects a Senior Note plus 1 purchase contract to acquire shares of common stock at $50.00 by November
     16, 2004.
(k) Equity Units-each unit reflects 1 share of a preferred security of Boise Cascade Trust I plus 1 purchase contract to acquire shares of common stock at a price based on the average trading price by December 16, 2004.
(l) Exchange Traded Fund-represents a basket of securities that are traded on an exchange.
(m)  Fair valued security.
(n) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(o) The cost for federal income tax purposes is $370,687,855.
(p)  At June 30, 2004 net unrealized appreciation was
     $17,195,474, based on cost for federal income tax pur-poses. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $23,401,479 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $6,206,005.

M- 128   MainStay VP Convertible Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $368,724,651) including
  $31,163,657 market value of securities
  loaned                                        $387,883,329
Cash                                                   2,046
Deposit with broker for securities loaned              2,130
Receivables:
  Investment securities sold                       6,913,293
  Dividends and interest                             880,028
  Fund shares sold                                   240,269
Other assets                                           6,666
                                                ------------
    Total assets                                 395,927,761
                                                ------------
LIABILITIES:
Securities lending collateral                     31,869,338
Payables:
  Investment securities purchased                  8,367,032
  Fund shares redeemed                               168,043
  Adviser                                            103,499
  Administrator                                       57,499
  Custodian                                           12,308
  NYLIFE Distributors                                 10,018
Accrued expenses                                     113,951
                                                ------------
    Total liabilities                             40,701,688
                                                ------------
Net assets                                      $355,226,073
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                                 $    278,479
  Service Class                                       47,641
Additional paid-in capital                       362,236,814
Accumulated undistributed net
  investment income                                3,469,741
Accumulated net realized loss
  on investments                                 (29,965,280)
Net unrealized appreciation
  on investments                                  19,158,678
                                                ------------
Net assets                                      $355,226,073
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $303,421,940
                                                ============
Shares of capital stock outstanding               27,847,874
                                                ============
Net asset value per share outstanding           $      10.90
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 51,804,133
                                                ============
Shares of capital stock outstanding                4,764,122
                                                ============
Net asset value per share outstanding           $      10.87
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 2,157,697
  Interest                                         2,145,723
  Income from securities loaned -- net                46,999
                                                 -----------
    Total income                                   4,350,419
                                                 -----------
EXPENSES:
  Advisory                                           611,761
  Administration                                     339,867
  Shareholder communication                           65,682
  Service                                             47,115
  Professional                                        36,246
  Custodian                                           19,308
  Directors                                            8,132
  Portfolio pricing                                    4,352
  Miscellaneous                                       14,055
                                                 -----------
    Total expenses                                 1,146,518
                                                 -----------
Net investment income                              3,203,901
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on investments                   6,842,085
Net change in unrealized appreciation on
  investments                                     (8,141,464)
                                                 -----------
Net realized and unrealized loss on investments   (1,299,379)
                                                 -----------
Net increase in net assets resulting from
  operations                                     $ 1,904,522
                                                 ===========

(a) Dividends recorded net of foreign withholding taxes in the amount of $511.

M- 130   MainStay VP Convertible Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2003

                                              2004           2003
INCREASE IN NET ASSETS:
Operations:
 Net investment income                $  3,203,901   $  6,659,388
 Net realized gain on investments        6,842,085      1,934,390
 Net change in unrealized
  appreciation (depreciation) on
  investments                           (8,141,464)    42,603,775
                                      ---------------------------
 Net increase in net assets
  resulting
  from operations                        1,904,522     51,197,553
                                      ---------------------------

Dividends to shareholders:

 From net investment income:
   Initial Class                                --     (6,059,293)
   Service Class                                --       (454,004)
                                      ---------------------------
 Total dividends to shareholders                --     (6,513,297)
                                      ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                        23,361,152     56,086,647
   Service Class                        29,105,089     22,609,558

 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends:
   Initial Class                                --      6,059,293
   Service Class                                --        454,004
                                      ---------------------------
                                        52,466,241     85,209,502

 Cost of shares redeemed:
   Initial Class                       (13,834,090)   (18,089,291)
   Service Class                        (1,025,854)      (352,627)
                                      ---------------------------
                                       (14,859,944)   (18,441,918)
                                      ---------------------------
    Increase in net assets derived
     from capital share transactions    37,606,297     66,767,584
                                      ---------------------------
    Net increase in net assets          39,510,819    111,451,840

NET ASSETS:
Beginning of period                    315,715,254    204,263,414
                                      ---------------------------
End of period                         $355,226,073   $315,715,254
                                      ===========================
Accumulated undistributed net
 investment income at end of period   $  3,469,741   $    265,840
                                      ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                         INITIAL CLASS                                   SERVICE CLASS
                               -----------------------------------------------------------------   -------------------------
                                                                                                                  JUNE 5,
                               SIX MONTHS                                                          SIX MONTHS     2003(A)
                                 ENDED                                                               ENDED        THROUGH
                                JUNE 30,                  YEAR ENDED DECEMBER 31,                   JUNE 30,    DECEMBER 31,
                                 2004*        2003       2002       2001       2000       1999       2004*          2003
Net asset value at beginning
  of period                     $  10.82    $   9.04   $  10.11   $  10.71   $  12.68   $ 10.33     $ 10.81       $  9.95
                                --------    --------   --------   --------   --------   -------     -------       -------
Net investment income               0.10        0.27(b)     0.28      0.36(c)     0.42     0.49        0.08          0.14(b)
Net realized and unrealized
  gain (loss) on investments       (0.02)       1.74      (1.08)     (0.58)(c)    (1.00)    3.81      (0.02)         0.94
                                --------    --------   --------   --------   --------   -------     -------       -------
Total from investment
  operations                        0.08        2.01      (0.80)     (0.22)     (0.58)     4.30        0.06          1.08
                                --------    --------   --------   --------   --------   -------     -------       -------
Less dividends and
  distributions:
  From net investment income          --       (0.23)     (0.27)     (0.38)     (0.42)    (0.49)         --         (0.22)
  From net realized gain on
    investments                       --          --         --         --      (0.97)    (1.46)         --            --
                                --------    --------   --------   --------   --------   -------     -------       -------
Total dividends and
  distributions                       --       (0.23)     (0.27)     (0.38)     (1.39)    (1.95)         --         (0.22)
                                --------    --------   --------   --------   --------   -------     -------       -------
Net asset value at end of
  period                        $  10.90    $  10.82   $   9.04   $  10.11   $  10.71   $ 12.68     $ 10.87       $ 10.81
                                ========    ========   ========   ========   ========   =======     =======       =======
Total investment return             0.72%(d)    22.23%    (7.91%)    (2.18%)    (5.02%)   41.98%       0.60%(d)     10.84%(d)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income           1.91%+      2.71%      2.97%      3.86%(c)     4.25%    4.52%      1.66%+        2.46%+(f)
    Expenses                        0.65%+      0.67%      0.67%      0.67%      0.66%     0.71%       0.90%+        0.92%+
Portfolio turnover rate               54%         76%        95%       171%       183%      264%         54%           76%
Net assets at end of period
  (in 000's)                    $303,422    $292,043   $204,263   $202,564   $168,085   $94,834     $51,804       $23,672

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

          Decrease net investment income                       $(0.00)(e)
          Increase net realized and unrealized gains and
            losses                                               0.00(e)
          Decrease ratio of net investment income               (0.11%)

(d)  Total return is not annualized.
(e)  Less than one cent per share.
(f)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
+    Annualized.
*    Unaudited.

M- 132   MainStay VP Convertible Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

PORTFOLIO OF INVESTMENTS JUNE 30, 2004 UNAUDITED

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM BONDS (93.8%)+
ASSET-BACKED SECURITIES (4.9%)
------------------------------------------------------------------------------
CONSUMER FINANCE (2.1%)
Harley-Davidson Motorcycle Trust
  Series 2002-1 Class A2
  4.50%, due 1/15/10                                $ 3,430,000   $  3,508,675
Volkswagen Auto Loan Enhanced Trust
  Series 2003-2 Class A3
  2.27%, due 10/22/07                                 3,530,000      3,505,767
                                                                  ------------
                                                                     7,014,442
                                                                  ------------
CONSUMER LOANS (0.5%)
Atlantic City Electric Transition Funding LLC
  Series 2002-1 Class A4
  5.55%, due 10/20/23                                 1,650,000      1,647,055
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (1.3%)
Capital One Master Trust
  Series 2001-5 Class A
  5.30%, due 6/15/09                                  1,350,000      1,407,377
Massachusetts RRB
  Special Purpose Trust
  Series 2001-1 Class A
  6.53%, due 6/1/13                                   2,676,076      2,892,366
                                                                  ------------
                                                                     4,299,743
                                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (0.4%)
Public Service of New Hampshire Funding LLC
  Series 2002-1 Class A
  4.58%, due 2/1/08                                   1,403,380      1,440,752
                                                                  ------------

THRIFTS & MORTGAGE FINANCE (0.6%)
Vanderbilt Mortgage Finance
  Series 1999-B Class 1A4
  6.545%, due 4/7/18                                  1,778,535      1,832,353
                                                                  ------------
Total Asset-Backed Securities (Cost $15,980,093)                    16,234,345
                                                                  ------------

CORPORATE BONDS (3.4%)
------------------------------------------------------------------------------
COMMERCIAL BANKS (0.6%)
Bank of America Corp.
  5.125%, due 11/15/14                                1,960,000      1,902,566
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CONSUMER FINANCE (0.4%)
Ford Motor Credit Co.
  7.00%, due 10/1/13                                $ 1,180,000   $  1,191,170
General Motors
  Acceptance Corp.
  6.875%, due 8/28/12                                   330,000        335,695
                                                                  ------------
                                                                     1,526,865
                                                                  ------------
ELECTRIC UTILITIES (0.6%)
Consumers Energy Co.
  Series H
  4.80%, due 2/17/09                                  2,075,000      2,076,681
                                                                  ------------

MEDIA (1.1%)
AT&T Broadband Corp.
  9.455%, due 11/15/22                                1,225,000      1,574,592
Comcast Cable
  Communications, Inc.
  8.875%, due 5/1/17                                  1,025,000      1,249,836
Tele-Communications, Inc.
  10.125%, due 4/15/22                                  645,000        864,170
                                                                  ------------
                                                                     3,688,598
                                                                  ------------
REAL ESTATE (0.7%)
HRPT Properties Trust
  6.40%, due 2/15/15                                  2,300,000      2,342,292
                                                                  ------------
Total Corporate Bonds (Cost $11,790,367)                            11,537,002
                                                                  ------------

MORTGAGE-BACKED SECURITY (0.8%)
------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
  COLLATERALIZED MORTGAGE OBLIGATIONS (0.8%)
Fannie Mae Grantor Trust
  Series 2003-T1 Class B
  4.491%, due 11/25/12                                2,660,000      2,558,635
                                                                  ------------
Total Mortgage-Backed Security
  (Cost $2,660,000)                                                  2,558,635
                                                                  ------------

MUNICIPAL BOND (0.4%)
------------------------------------------------------------------------------
TEXAS (0.4%)
Harris County Texas Industrial Development Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23                                  1,280,000      1,280,064
                                                                  ------------
Total Municipal Bond (Cost $1,307,742)                               1,280,064
                                                                  ------------

 + Percentages indicated are based on Portfolio net assets.
 V Among the Portfolio's 10 largest holdings, excluding short-term investments.
   May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (84.3%)
------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (1.8%)
  5.25%, due 11/5/12                                $ 4,100,000   $  4,022,834
  6.00%, due 12/17/18                                 2,135,000      2,114,026
                                                                  ------------
                                                                     6,136,860
                                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (10.2%)
  3.00%, due 8/1/10                                   2,831,615      2,717,557
V  5.00%, due 6/1/33-8/1/33                          15,549,781     15,058,522
V  5.50%, due 1/1/33 (c)                             16,079,146     16,058,271
                                                                  ------------
                                                                    33,834,350
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (10.6%)
  2.80%, due 3/1/19                                   1,250,000      1,237,991
  4.375%, due 7/17/13                                 3,725,000      3,487,833
  5.25%, due 4/15/07-8/1/12                          12,460,000     12,758,734
  5.50%, due 5/2/06                                   7,035,000      7,344,948
  6.25%, due 2/1/11                                   2,340,000      2,512,320
V  6.625%, due 9/15/09                                7,250,000      8,020,110
                                                                  ------------
                                                                    35,361,936
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (36.6%)
  3.347%, due 4/1/34                                  5,491,219      5,443,118
  4.00%, due 7/20/19 TBA (a)                          8,125,000      7,736,528
V  4.50%, due 7/1/18-11/1/18                         28,906,244     28,324,019
V  5.00%, due 11/1/17                                11,813,012     11,866,818
  5.00%, due 7/15/34 TBA (a)                          5,980,000      5,774,438
V  5.50%, due 11/1/17-11/1/33 (c)                    16,796,930     17,003,909
  5.50%, due 7/20/19-8/12/34 TBA (a)                  9,300,000      9,318,517
V  6.00%, due 12/1/16-3/1/33 (c)                     14,485,622     14,830,506
  6.00%, due 7/15/34-8/12/34 TBA (a)                  7,965,000      8,111,604
  6.50%, due 10/1/31-7/1/32                           2,263,218      2,359,359
  7.00%, due 7/1/31-11/1/32 (c)                       5,470,808      5,780,538
  7.50%, due 1/1/30-8/1/31 (c)                        5,094,481      5,466,598
                                                                  ------------
                                                                   122,015,952
                                                                  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (4.2%)
  6.00%, due 8/15/32-10/15/32 (c)                     6,481,194      6,655,652
  6.50%, due 7/15/28-7/15/32                          4,420,297      4,626,157
  7.50%, due 12/15/28-3/15/32 (c)                     2,362,220      2,549,196
                                                                  ------------
                                                                    13,831,005
                                                                  ------------
HVIDE VAN OMMEREN TANKERS LLC (1.5%) (E)
Series I
  7.54%, due 12/14/23                                 2,477,000      2,581,703
Series II
  7.54%, due 12/14/23                                 2,466,000      2,570,238
                                                                  ------------
                                                                     5,151,941
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
OVERSEAS PRIVATE INVESTMENT CORPORATION (1.4%) (E)
  3.74%, due 4/15/15                                $ 1,880,203   $  1,833,518
  3.88%, due 8/14/06                                  2,880,000      2,878,345
                                                                  ------------
                                                                     4,711,863
                                                                  ------------

UNITED STATES TREASURY BONDS (10.5%)
  6.25%, due 8/15/23                                  5,880,000      6,511,183
V  6.875%, due 8/15/25                                7,570,000      9,002,388
  8.75%, due 8/15/20 (b)                              4,265,000      5,907,524
V  10.00%, due 5/15/10 (b)                           12,565,000     13,412,157
                                                                  ------------
                                                                    34,833,252
                                                                  ------------
UNITED STATES TREASURY NOTES (7.5%)
  3.00%, due 2/15/08 (b)                              2,065,000      2,036,526
  3.375%, due 1/15/07 T.I.P. (f)                      3,415,000      4,340,487
  4.25%, due 11/15/13                                   785,000        764,056
  4.625%, due 5/15/06                                   330,000        341,692
V  5.75%, due 11/15/05-
    8/15/10 (b)                                      16,430,000     17,333,282
                                                                  ------------
                                                                    24,816,043
                                                                  ------------
Total U.S. Government &
  Federal Agencies
  (Cost $281,879,128)                                              280,693,202
                                                                  ------------
Total Long-Term Bonds (Cost $313,617,330)                          312,303,248
                                                                  ------------

SHORT-TERM INVESTMENTS (25.6%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (7.1%)
Broadhollow Funding LLC
  0.77%, due 7/6/04 (d)                              10,500,000     10,497,988
Cobblestone Funding LLC 0.77%, due 7/16/04 (d)       13,100,000     13,093,013
                                                                  ------------
Total Commercial Paper (Cost $23,591,001)                           23,591,001
                                                                  ------------

FEDERAL AGENCIES (14.7%)
Federal Home Loan Bank
  (Discount Notes)
  0.97%, due 7/1/04                                  11,150,000     11,150,000
  0.99%, due 7/1/04                                   2,800,000      2,800,000
  1.10%, due 7/2/04                                  14,360,000     14,359,561
  1.13%, due 7/2/04                                   9,530,000      9,529,701
  1.20%, due 7/1/04                                   5,115,000      5,115,000
                                                                  ------------
                                                                    42,954,262
                                                                  ------------

M- 134   MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
FEDERAL AGENCIES (CONTINUED)
Freddie Mac
  (Discount Notes)
  1.15%, due 7/15/04                                $ 6,020,000   $  6,017,307
                                                                  ------------
Total Federal Agencies (Cost $48,971,569)                           48,971,569
                                                                  ------------

                                                         SHARES          VALUE
INVESTMENT COMPANY (0.1%)
AIM Institutional Fund Group 1.23%, due 7/1/04 (d)      339,660        339,660
                                                                  ------------
Total Investment Company (Cost $339,660)                               339,660
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT          VALUE
MASTER NOTE (0.3%)
Bank of America LLC
  1.60%, due 7/1/04 (d)                             $ 1,023,000      1,023,000
                                                                  ------------
Total Master Note
  (Cost $1,023,000)                                                  1,023,000
                                                                  ------------

REPURCHASE AGREEMENTS (3.4%)
Countrywide Securities Corp.
  1.57%, dated 6/30/04
  due 7/1/04
  Proceeds at Maturity
  $500,022 (d)
  (Collateralized by
  Various Bonds
  with a Principal Amount of
  $523,036 and a
  Market Value of $523,588)                             500,000        500,000
Credit Suisse First Boston Corp.
  1.55%, dated 6/30/04
  due 7/1/04
  Proceeds at Maturity
  $1,000,043 (d)
  (Collateralized by
  Various Bonds
  with a Principal Amount of $964,975 and a
  Market Value of $1,017,491)                         1,000,000      1,000,000

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
REPURCHASE AGREEMENTS (CONTINUED)
Lehman Brothers, Inc.
  1.55%, dated 6/30/04
  due 7/1/04
  Proceeds at Maturity
  $8,000,344 (d)
  (Collateralized by
  Various Bonds
  with a Principal Amount of $13,662,220 and a
  Market Value of $8,236,148)                       $ 8,000,000   $  8,000,000
Merrill Lynch Government Securities, Inc.
  1.58%, dated 6/30/04
  due 7/1/04
  Proceeds at Maturity
  $1,339,059 (d)
  (Collateralized by
  Various Bonds
  with a Principal Amount of $1,330,159 and a
  Market Value of $1,408,380)                         1,339,000      1,339,000
Morgan Stanley & Co.,Inc.
  1.55%, dated 6/30/04
  due 7/1/04
  Proceeds at Maturity
  $477,021 (d)
  (Collateralized by
  Various Bonds
  with a Principal Amount of $816,620 and a
  Market Value of $501,494)                             477,000        477,000
                                                                  ------------
Total Repurchase Agreements
  (Cost $11,316,000)                                                11,316,000
                                                                  ------------
Total Short-Term Investments
  (Cost $85,241,230)                                                85,241,230
                                                                  ------------
Total Investments
  (Cost $398,858,560) (g)                                 119.4%   397,544,478(h)
Liabilities in Excess of Cash and Other Assets            (19.4)   (64,454,320)
                                                         -------  ------------
Net Assets                                                100.0%  $333,090,158
                                                         -------  ------------
                                                         -------  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

(a) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and maturity date will be determined upon settlement.
(b) Represents securities out on loan or a portion of which is out on loan.
(c)  Segregated as collateral for TBA's.
(d) Represents security or a portion thereof, purchased with cash collateral received for securities on loan.
(e)  United States Government Guaranteed Security.
(f) Treasury Inflation Protected Security-pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price
     Index-Urban Consumers.
(g) The cost for federal income tax purposes is $399,225,565.
(h)  At June 30, 2004 net unrealized depreciation was
     $1,681,087, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $2,353,834 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,034,921.

M- 136   MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $398,858,560) including
  $35,133,931 market value of securities
  loaned                                        $397,544,478
Cash                                                   1,027
Receivables:
  Investment securities sold                       7,130,000
  Interest                                         2,587,171
  Fund shares sold                                   278,348
Other assets                                           6,433
                                                ------------
    Total assets                                 407,547,457
                                                ------------
LIABILITIES:
Securities lending collateral                     36,269,661
Payables:
  Investment securities purchased                 37,474,212
  Fund shares redeemed                               415,224
  Shareholder communication                           94,403
  Adviser                                             80,194
  Administrator                                       53,463
  Custodian                                           14,370
  NYLIFE Distributors                                  5,289
Accrued expenses                                      50,483
                                                ------------
    Total liabilities                             74,457,299
                                                ------------
Net assets                                      $333,090,158
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                                 $    284,612
  Service Class                                       26,524
Additional paid-in capital                       332,933,779
Accumulated undistributed net investment
  income                                           6,235,414
Accumulated net realized loss on investments      (5,076,089)
Net unrealized depreciation on investments        (1,314,082)
                                                ------------
Net assets                                      $333,090,158
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $304,745,340
                                                ============
Shares of capital stock outstanding               28,461,178
                                                ============
Net asset value per share outstanding           $      10.71
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 28,344,818
                                                ============
Shares of capital stock outstanding                2,652,418
                                                ============
Net asset value per share outstanding           $      10.69
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 7,253,075
  Income from securities loaned -- net                38,816
                                                 -----------
    Total Income                                   7,291,891
                                                 -----------
EXPENSES:
  Advisory                                           512,883
  Administration                                     341,922
  Shareholder communication                           76,542
  Professional                                        34,928
  Service                                             25,294
  Custodian                                           19,869
  Directors                                            8,787
  Portfolio pricing                                    5,104
  Miscellaneous                                       10,926
                                                 -----------
    Total expenses                                 1,036,255
                                                 -----------
Net investment income                              6,255,636
                                                 -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                  (2,535,450)
Net change in unrealized appreciation on
  investments                                     (4,088,487)
                                                 -----------
Net realized and unrealized loss on investments   (6,623,937)
                                                 -----------
Net decrease in net assets resulting from
  operations                                     $  (368,301)
                                                 ===========

M- 138   MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2003

                                              2004           2003
DECREASE IN NET ASSETS:
Operations:
 Net investment income                $  6,255,636   $ 14,740,039
 Net realized gain (loss) on
  investments                           (2,535,450)     3,618,862
 Net change in unrealized
  appreciation on investments           (4,088,487)   (11,082,191)
                                      ---------------------------
 Net increase (decrease) in net
  assets resulting from operations        (368,301)     7,276,710
                                      ---------------------------

Dividends to shareholders:
 From net investment income:
   Initial Class                                --    (16,889,280)
   Service Class                                --       (608,313)
                                      ---------------------------
 Total dividends to shareholders                --    (17,497,593)
                                      ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                        11,859,462    102,859,265
   Service Class                        16,962,487     14,071,403

 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends:
   Initial Class                                --     16,889,280
   Service Class                                --        608,313
                                      ---------------------------
                                        28,821,949    134,428,261

 Cost of shares redeemed:
   Initial Class                       (66,255,094)  (183,509,906)
   Service Class                        (1,961,178)      (660,551)
                                      ---------------------------
                                       (68,216,272)  (184,170,457)
                                      ---------------------------
    Decrease in net assets derived
     from capital share transactions   (39,394,323)   (49,742,196)
                                      ---------------------------
    Net decrease in net assets         (39,762,624)   (59,963,079)

NET ASSETS:
Beginning of period                    372,852,782    432,815,861
                                      ---------------------------
End of period                         $333,090,158   $372,852,782
                                      ===========================
Accumulated undistributed
  (distributions in excess of) net
  investment income at end of period  $  6,235,414   $    (20,222)
                                      ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                  INITIAL CLASS
                                ---------------------------------------------------------------------------------

                                SIX MONTHS
                                  ENDED
                                 JUNE 30,                              YEAR ENDED DECEMBER 31,
                                  2004*               2003          2002       2001             2000       1999
Net asset value at beginning
  of period                      $  10.73           $  11.05      $  10.35   $  10.11         $   9.56   $  10.27
                                 --------           --------      --------   --------         --------   --------
Net investment income                0.20(b)            0.36(b)       0.31       0.42(c)          0.62       0.53
Net realized and unrealized
  gain (loss) on investments        (0.22)             (0.15)         0.71       0.25(c)          0.55      (0.71)
                                 --------           --------      --------   --------         --------   --------
Total from investment
  operations                        (0.02)              0.21          1.02       0.67             1.17      (0.18)
                                 --------           --------      --------   --------         --------   --------
Less dividends:
  From net investment income           --              (0.53)        (0.32)     (0.43)           (0.62)     (0.53)
                                 --------           --------      --------   --------         --------   --------
Net asset value at end of
  period                         $  10.71           $  10.73      $  11.05   $  10.35         $  10.11   $   9.56
                                 ========           ========      ========   ========         ========   ========
Total investment return             (0.19%)(d)          1.88%         9.85%      6.64%           12.22%     (1.74%)
Ratios (to average net
  assets)/ Supplemental Data:
    Net investment income            3.67%+             3.25%         3.94%      5.01%(c)         6.29%      5.47%
    Expenses                         0.59%+             0.59%         0.59%      0.60%            0.60%      0.59%
Portfolio turnover rate                52%               106%          146%       137%             311%       328%
Net assets at end of period
  (in 000's)                     $304,745           $359,332      $432,816   $223,387         $130,390   $171,055

                                      SERVICE CLASS
                                -------------------------
                                               JUNE 4,
                                SIX MONTHS     2003(A)
                                  ENDED        THROUGH
                                 JUNE 30,    DECEMBER 31,
                                  2004*          2003
Net asset value at beginning
  of period                      $ 10.72       $ 11.42
                                 -------       -------
Net investment income               0.18(b)       0.21(b)
Net realized and unrealized
  gain (loss) on investments       (0.21)        (0.39)
                                 -------       -------
Total from investment
  operations                       (0.03)        (0.18)
                                 -------       -------
Less dividends:
  From net investment income          --         (0.52)
                                 -------       -------
Net asset value at end of
  period                         $ 10.69       $ 10.72
                                 =======       =======
Total investment return            (0.32%)(d)     (1.63%)(d)
Ratios (to average net
  assets)/ Supplemental Data:
    Net investment income           3.42%+        3.00%+(e)
    Expenses                        0.84%+        0.84%+
Portfolio turnover rate               52%          106%
Net assets at end of period
  (in 000's)                     $28,345       $13,521

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

        Decrease net investment income                        $(0.04)
        Increase net realized and unrealized gains and
          losses                                                0.04
        Decrease ratio of net investment income                (0.39%)

(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
+    Annualized.
*    Unaudited.

M- 140   MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

PORTFOLIO OF INVESTMENTS JUNE 30, 2004 UNAUDITED

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
LONG-TERM BONDS (84.5%)+
ASSET-BACKED SECURITIES (0.7%)
---------------------------------------------------------------------------------
AIRLINES (0.6%)
Continental Airlines, Inc.
  Pass-Through Certificates
  Series RJ03
  7.875%, due 1/2/20                                $  6,455,000   $    6,065,570
Northwest Airlines, Inc.
  Pass-Through Certificates
  Series 1996-1
  8.97%, due 1/2/15                                    1,136,092          729,428
                                                                   --------------
                                                                        6,794,998
                                                                   --------------
MEDIA (0.1%)
United Artists Theatre Circuit, Inc.
  Pass-Through Certificates
  Series 1995-A
  9.30%, due 7/1/15 (d)                                1,259,651        1,284,844
                                                                   --------------
Total Asset-Backed Securities
  (Cost $8,248,514)                                                     8,079,842
                                                                   --------------

CONVERTIBLE BONDS (3.7%)
---------------------------------------------------------------------------------
AIRLINES (0.1%)
Delta Air Lines, Inc.
  8.00%, due 6/3/23                                    1,900,000        1,085,375
                                                                   --------------
COMMUNICATIONS EQUIPMENT (1.1%)
CIENA Corp.
  3.75%, due 2/1/08                                    4,355,000        3,848,731
Nortel Networks Corp.
  4.25%, due 9/1/08 (g)                                7,665,000        7,377,562
Riverstone Networks, Inc.
  3.75%, due 12/1/06 (c)(e)                            3,235,000        2,976,200
                                                                   --------------
                                                                       14,202,493
                                                                   --------------
CONSUMER FINANCE (0.1%)
Providian Financial Corp.
  3.25%, due 8/15/05                                     950,000          934,562
                                                                   --------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
At Home Corp.
  0.5246%, due 12/28/18 (d)(e)                         1,967,498          137,725
  4.75%, due 12/15/06 (e)                              9,032,054        1,219,327
PTEK Holdings, Inc.
  5.75%, due 7/1/04                                      387,000          387,000
                                                                   --------------
                                                                        1,744,052
                                                                   --------------

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
HEALTH CARE PROVIDERS & SERVICES (0.9%)
Laboratory Corp. of America Holdings
  (zero coupon), due 9/11/21                        $  7,640,000   $    5,539,000
Lincare Holdings, Inc.
  3.00%, due 6/15/33                                   4,525,000        4,485,406
Province Healthcare Co.
  4.25%, due 10/10/08                                  1,425,000        1,457,062
                                                                   --------------
                                                                       11,481,468
                                                                   --------------
INSURANCE (0.1%)
Loews Corp.
  3.125%, due 9/15/07                                    810,000          774,562
                                                                   --------------

IT SERVICES (0.1%)
Electronic Data Systems Corp.
  3.875%, due 7/15/23 (g)                              1,450,000        1,399,250
                                                                   --------------

MEDIA (0.1%)
Adelphia Communications Corp.
  6.00%, due 2/15/06 (e)                               1,760,000          668,800
                                                                   --------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.1%)
Atmel Corp.
  (zero coupon), due 5/23/21                           6,975,000        3,069,000
VLSI Logic Corp.
  4.00%, due 11/1/06                                  10,355,000       10,173,787
                                                                   --------------
                                                                       13,242,787
                                                                   --------------
Total Convertible Bonds
  (Cost $46,597,082)                                                   45,533,349
                                                                   --------------

CORPORATE BONDS (65.1%)
---------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.0%)
BE Aerospace, Inc.
  Series B
  8.00%, due 3/1/08                                    1,360,000        1,264,800
  8.50%, due 10/1/10                                     470,000          494,675
  Series B
  8.875, due 5/1/11 (g)                                2,685,000        2,497,050
K & F Industries, Inc.
  Series B
  9.625%, due 12/15/10                                 3,310,000        3,628,587

 + Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
AEROSPACE & DEFENSE (CONTINUED)
Sequa Corp.
  Series B
  8.875%, due 4/1/08                                $  2,275,000   $    2,394,438
  9.00%, due 8/1/09                                    1,700,000        1,806,250
                                                                   --------------
                                                                       12,085,800
                                                                   --------------
AIRLINES (1.6%)
Delta Air Lines, Inc.
  7.70%, due 12/15/05 (g)                              2,690,000        1,802,300
  8.30%, due 12/15/29                                  5,910,000        2,452,650
  Series A
  9.25%, due 12/27/07 (d)                              2,270,000        1,282,550
  9.25%, due 3/15/22                                   1,000,000          440,000
  10.00%, due 8/15/08 (g)                              2,070,000        1,148,850
  10.375%, due 2/1/11                                  4,235,000        2,265,725
  10.375%, due 12/15/22                                2,020,000          909,000
Northwest Airlines, Inc.
  8.875%, due 6/1/06                                   1,200,000        1,020,000
  9.875%, due 3/15/07 (g)                              5,440,000        4,297,600
  10.00%, due 2/1/09 (g)                               5,850,000        4,387,500
                                                                   --------------
                                                                       20,006,175
                                                                   --------------
AUTO COMPONENTS (2.3%)
ArvinMeritor, Inc.
  8.75%, due 3/1/12                                    2,060,000        2,235,100
Dana Corp.
  7.00%, due 3/1/29                                    2,010,000        1,929,600
  9.00%, due 8/15/11 (g)                               2,260,000        2,644,200
Goodyear Tire &
  Rubber Co. (The)
  6.375%, due 6/6/05                                   1,570,000        1,929,242
  6.375%, due 3/15/08                                  1,325,000        1,245,500
  7.857%, due 8/15/11 (g)                              2,965,000        2,705,562
  8.50%, due 3/15/07 (g)                               1,380,000        1,404,150
V  11.00%, due 3/1/11 (c)(h)                          11,235,000       12,386,587
Tenneco Automotive, Inc.
  Series B
  10.25%, due 7/15/13                                  2,070,000        2,339,100
                                                                   --------------
                                                                       28,819,041
                                                                   --------------
BUILDING PRODUCTS (0.9%)
Dayton Superior Corp.
  10.75%, due 9/15/08                                  4,225,000        4,246,125
ERICO International Corp.
  8.875%, due 3/1/12 (c)                                 845,000          861,900
Interline Brands, Inc.
  11.50%, due 5/15/11                                  3,405,000        3,762,525
MMI Products, Inc.
  Series B
  11.25%, due 4/15/07                                  2,690,000        2,595,850
                                                                   --------------
                                                                       11,466,400
                                                                   --------------

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CAPITAL MARKETS (0.7%)
LaBranche & Co., Inc.
  9.50%, due 5/15/09 (c)(g)                         $  2,375,000   $    2,398,750
  11.00%, due 5/15/12 (c)                              6,300,000        6,489,000
                                                                   --------------
                                                                        8,887,750
                                                                   --------------
CHEMICALS (2.4%)
Equistar Chemicals, L.P.
  7.55%, due 2/15/26                                   2,400,000        2,016,000
  10.125%, due 9/1/08                                  1,080,000        1,182,600
  10.625%, due 5/1/11                                  4,400,000        4,884,000
Lyondell Chemical Co.
  9.50%, due 12/15/08                                  1,905,000        1,985,963
  Series A
  9.625%, due 5/1/07                                     450,000          470,250
  10.50%, due 6/1/13                                   3,125,000        3,382,812
Millennium America, Inc.
  7.00%, due 11/15/06                                  1,960,000        2,013,900
  7.625%, due 11/15/26                                 3,150,000        2,693,250
Sovereign Specialty Chemicals, Inc.
  11.875%, due 3/15/10                                 2,667,000        2,747,010
Terra Capital, Inc.
  12.875%, due 10/15/08                                6,855,000        8,157,450
                                                                   --------------
                                                                       29,533,235
                                                                   --------------
COMMERCIAL BANKS (0.3%)
UGS Corp.
  10.00%, due 6/1/12 (c)                               2,945,000        3,136,425
                                                                   --------------

COMMERCIAL SERVICES & SUPPLIES (2.8%)
American Color Graphics, Inc.
  10.00%, due 6/15/10                                  3,155,000        2,815,837
Chemed Corp.
  8.75%, due 2/24/11 (c)                               7,345,000        7,345,000
El Comandante Capital Corp.
  11.75%,   due 12/15/04 (d)(e)(i)                       891,000          445,500
Geo Sub Corp.
  11.00%, due 5/15/12 (c)                              5,630,000        5,693,337
Language Line, Inc.
  11.125%, due 6/15/12 (c)                             5,305,000        5,384,575
MemberWorks, Inc.
  9.25%, due 4/1/14 (c)                                6,090,000        5,815,950
Phoenix Color Corp.
  10.375%, due 2/1/09                                  3,065,000        2,850,450
Protection One Alarm Monitoring, Inc.
  7.375%, due 8/15/05 (e)                              4,225,000        4,013,750
                                                                   --------------
                                                                       34,364,399
                                                                   --------------

         MainStay VP High Yield
M- 142 Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT (1.7%)
Avaya, Inc.
  11.125%, due 4/1/09                               $  4,073,000   $    4,765,410
Lucent Technologies, Inc.
  5.50%, due 11/15/08 (g)                              3,545,000        3,350,025
  6.45%, due 3/15/29                                   7,190,000        5,554,275
  7.25%, due 7/15/06 (g)                               6,635,000        6,800,875
                                                                   --------------
                                                                       20,470,585
                                                                   --------------
CONSTRUCTION & ENGINEERING (1.6%)
Amsted Industries, Inc.
  10.25%, due 10/15/11 (c)                             4,625,000        5,018,125
J. Ray McDermott, S.A.
  11.00%, due 12/15/13 (c)                             5,085,000        4,907,025
Shaw Group, Inc. (The)
  10.75%, due 3/15/10 (g)                              5,675,000        5,561,500
URS Corp.
  11.50%, due 9/15/09                                  2,927,000        3,358,733
  Series B
  12.25%, due 5/1/09                                     183,000          194,895
                                                                   --------------
                                                                       19,040,278
                                                                   --------------
CONTAINERS & PACKAGING (1.8%)
Consolidated Container Co. LLC
  (zero coupon), due 6/15/09
  10.75%, beginning
    6/15/07 (c)(g)                                     5,900,000        4,484,000
Owens-Brockway Glass Container, Inc.
  7.75%, due 5/15/11                                   2,060,000        2,142,400
  8.25%, due 5/15/13                                   1,200,000        1,239,000
  8.875%, due 2/15/09                                  5,715,000        6,172,200
Owens-Illinois, Inc.
  7.80%, due 5/15/18                                   2,265,000        2,072,475
  8.10%, due 5/15/07                                   4,605,000        4,743,150
Tekni-Plex, Inc.
  8.75%, due 11/15/13 (c)                              1,825,000        1,742,875
                                                                   --------------
                                                                       22,596,100
                                                                   --------------
DIVERSIFIED FINANCIAL SERVICES (2.3%)
Caithness Coso Funding Corp.
  Series B
  9.05%, due 12/15/09                                  4,666,411        5,086,388
Dollar Financial Group, Inc.
  9.75%, due 11/15/11                                  1,930,000        2,016,850
ESI Tractebel Acquisition Corp.
  Series B
  7.99%, due 12/30/11                                  2,596,000        2,673,880
FINOVA Group, Inc. (The)
  7.50%, due 11/15/09                                  5,952,260        3,258,863
IPC Acquisition Corp.
  11.50%, due 12/15/09                                 5,830,000        6,296,400

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
National Beef Packing Co. LLC
  10.50%, due 8/1/11                                $    490,000   $      519,400
Pharma Services Intermediate Holding Corp.
  (zero coupon), due 4/1/14
  11.50%, beginning
    4/1/09 (c)                                         8,285,000        4,225,350
UCAR Finance, Inc.
  10.25%, due 2/15/12                                  4,185,000        4,655,812
                                                                   --------------
                                                                       28,732,943
                                                                   --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.6%)
COLO.COM
  13.875%, due 3/15/10
    (c)(d)(e)(i)(j)                                        3,125              313
Mountain States Telephone & Telegraph Co.
  7.375%, due 5/1/30 (d)                               2,485,000        2,460,150
Qwest Capital Funding, Inc.
  7.75%, due 8/15/06                                   1,330,000        1,316,700
Qwest Communications
  International, Inc.
  7.25%, due 2/15/11 (c)(g)                            2,490,000        2,321,925
  Series B
  7.50%, due 11/1/08                                   1,970,000        1,812,400
  7.50%, due 2/15/14 (c)(g)                            2,130,000        1,922,325
Qwest Corp.
  5.625%, due 11/15/08                                   300,000          293,250
  7.20%, due 11/1/04                                     235,000          236,762
  7.25%, due 9/15/25                                     920,000          800,400
  8.875%, due 3/15/12 (c)                              4,835,000        5,221,800
  8.875%, due 6/1/31                                   2,115,000        2,040,975
Qwest Services Corp.
  13.00%, due 12/15/07 (c)                             3,346,000        3,814,440
V  13.50%, due 12/15/10 (c)                           11,037,000       12,830,512
  14.00%, due 12/15/14 (c)                             2,951,000        3,519,067
Syniverse Technologies, Inc.
  Series B
  12.75%, due 2/1/09                                   5,440,000        5,848,000
                                                                   --------------
                                                                       44,439,019
                                                                   --------------
ELECTRIC UTILITIES (1.7%)
Cedar Brakes II LLC
  9.875%, due 9/1/13                                   9,387,686        9,364,217
Mirant Americas Generation LLC
  7.20%, due 10/1/08 (e)                               4,515,000        3,408,825
  8.50%, due 10/1/21 (e)                               1,940,000        1,455,000
  9.125%, due 5/1/31 (e)                                 945,000          708,750
PG&E Corp.
  6.875%, due 7/15/08 (c)                              6,000,000        6,270,000
                                                                   --------------
                                                                       21,206,792
                                                                   --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT (0.5%)
Knowles Electronics Holdings, Inc.
  13.125%, due 10/15/09                             $  5,510,000   $    5,730,400
Sensus Metering Systems, Inc.
  8.625%, due 12/15/13 (c)                               805,000          772,800
                                                                   --------------
                                                                        6,503,200
                                                                   --------------
ENERGY EQUIPMENT & SERVICES (1.8%)
El Paso Natural Gas Co.
  7.50%, due 11/15/26                                    735,000          672,525
  Series A
  7.625%, due 8/1/10                                   3,625,000        3,715,625
Grant Prideco, Inc.
  9.00%, due 12/15/09                                    365,000          396,937
  Series B
  9.625%, due 12/1/07                                  1,000,000        1,100,000
Lone Star Technologies, Inc.
  Series B
  9.00%, due 6/1/11                                    4,125,000        4,300,312
Parker Drilling Co.
  9.625%, due 10/1/13 (g)                              4,400,000        4,565,000
  Series B
  10.125%, due 11/15/09                                1,070,000        1,128,850
Pride International, Inc.
  7.375%, due 7/15/14 (c)                              2,770,000        2,797,700
Trico Marine Services, Inc.
  8.875%, due 5/15/12 (e)(g)                           6,845,000        3,627,850
                                                                   --------------
                                                                       22,304,799
                                                                   --------------
FOOD PRODUCTS (1.0%)
Seminis Vegetable Seeds, Inc.
  10.25%, due 10/1/13                                  4,990,000        5,426,625
Swift & Co.
  10.125%, due 10/1/09 (g)                             1,785,000        1,905,487
  12.50%, due 1/1/10                                   5,150,000        5,510,500
                                                                   --------------
                                                                       12,842,612
                                                                   --------------
GAS UTILITIES (1.2%)
ANR Pipeline, Inc.
  9.625%, due 11/1/21                                  4,270,000        4,782,400
Gulfterra Energy Partners, L.P.
  10.625%, due 12/1/12                                 2,504,000        2,979,760
Southern Natural Gas Co.
  7.35%, due 2/15/31                                   1,100,000          984,500
Transcontinental Gas Pipe Line Corp.
  Series B
  7.00%, due 8/15/11                                   2,230,000        2,285,750
  7.25%, due 12/1/26                                   3,025,000        2,949,375

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
GAS UTILITIES (CONTINUED)
Transcontinental Gas Pipe Line Corp. (continued)
  Series B
  8.875%, due 7/15/12                               $  1,075,000   $    1,214,750
                                                                   --------------
                                                                       15,196,535
                                                                   --------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.4%)
Fisher Scientific International, Inc.
  8.125%, due 5/1/12                                   5,120,000        5,478,400
                                                                   --------------

HEALTH CARE PROVIDERS & SERVICES (2.9%)
AmeriPath, Inc.
  10.50%, due 4/1/13                                   5,530,000        5,585,300
Ardent Health Services, Inc.
  10.00%, due 8/15/13                                  1,010,000        1,080,700
Caremark Rx, Inc.
  7.375%, due 10/1/06                                  1,960,000        2,095,150
VHCA, Inc.
  7.50%, due 11/15/95                                 10,270,000        9,392,295
National Nephrology Associates, Inc.
  9.00%, due 11/1/11 (c)                               1,525,000        1,746,125
Omnicare, Inc.
  Series B
  8.125%, due 3/15/11                                  3,210,000        3,434,700
QuadraMed Corp.
  10.00%, due 4/1/08 (c)(d)(k)                         4,509,081        4,734,535
Quintiles Transnational Corp.
  10.00%, due 10/1/13                                  6,985,000        6,915,150
                                                                   --------------
                                                                       34,983,955
                                                                   --------------
HOTELS, RESTAURANTS & LEISURE (2.3%)
Caesars Entertainment, Inc.
  8.875%, due 9/15/08                                  3,000,000        3,255,000
  9.375%, due 2/15/07                                    875,000          950,469
Gaylord Entertainment Co.
  8.00%, due 11/15/13                                  1,065,000        1,079,644
Hollywood Casino Shreveport Capital Corp.
  13.00%, due 8/1/06 (d)(e)                               65,000           52,000
Jacobs Entertainment, Inc.
  11.875%, due 2/1/09                                  1,765,000        1,941,500
MGM Mirage, Inc.
  8.375%, due 2/1/11 (g)                               2,420,000        2,528,900
Mirage Resorts, Inc.
  7.25%, due 10/15/06                                  1,555,000        1,621,087
President Casinos, Inc.
  12.00%, due 9/15/04
    (c)(d)(e)(i)                                         895,000          447,500
  13.00%, due 9/15/04
    (d)(e)(i)                                          1,752,000          665,760

         MainStay VP High Yield
M- 144 Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (CONTINUED)
Starwood Hotels & Resorts Worldwide, Inc.
  7.375%, due 11/15/15                              $  4,300,000   $    4,300,000
Trump Atlantic City Associates
  11.25%, due 5/1/06                                   7,675,000        6,677,250
Venetian Casino Resort LLC
  11.00%, due 6/15/10                                  4,035,000        4,660,425
                                                                   --------------
                                                                       28,179,535
                                                                   --------------
HOUSEHOLD DURABLES (0.2%)
Fedders North America, Inc.
  9.875%, due 3/1/14 (c)                               2,270,000        2,077,050
Foamex L.P.
  10.75%, due 4/1/09                                     740,000          732,600
                                                                   --------------
                                                                        2,809,650
                                                                   --------------
INSURANCE (0.8%)
Crum & Forster Holding Corp.
  10.375%, due 6/15/13                                 4,200,000        4,578,000
Fremont General Corp.
  Series B
  7.875%, due 3/17/09                                  4,845,000        4,735,987
Lumbermens Mutual Casualty
  8.45%, due 12/1/97 (c)(e)                              555,000           13,875
  9.15%, due 7/1/26 (c)(e)                            12,235,000          305,875
                                                                   --------------
                                                                        9,633,737
                                                                   --------------
INTERNET SOFTWARE & SERVICES (0.1%)
Globix Corp.
  11.00%, due 5/1/08 (c)(d)(l)                         1,473,940        1,326,546
                                                                   --------------

IT SERVICES (0.6%)
Electronic Data Systems Corp.
  Series B
  6.00%, due 8/1/13                                      515,000          491,870
  7.125%, due 10/15/09                                 1,770,000        1,852,259
  7.45%, due 10/15/29                                  1,040,000        1,020,809
Unisys Corp.
  7.25%, due 1/15/05                                     705,000          719,100
  8.125%, due 6/1/06                                   2,525,000        2,682,812
                                                                   --------------
                                                                        6,766,850
                                                                   --------------
MACHINERY (1.2%)
Mark IV Industries, Inc.
  7.50%, due 9/1/07                                    7,850,000        7,329,938
Mueller Group, Inc.
  10.00%, due 5/1/12 (c)                               3,385,000        3,520,400
Thermadyne Holdings Corp.
  9.25%, due 2/1/14                                    2,555,000        2,523,062
Titan International, Inc.
  8.75%, due 4/1/07                                      865,000          830,400
                                                                   --------------
                                                                       14,203,800
                                                                   --------------

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
MEDIA (5.0%)
Adelphia Communications Corp.
  Series B
  9.25%, due 10/1/04 (e)                            $    390,000   $      381,225
  9.375%, due 11/15/09 (e)                             2,265,000        2,293,312
  10.25%, due 11/1/06 (e)                              3,285,000        3,252,150
  10.25%, due 6/15/11 (e)                              6,425,000        6,585,625
FrontierVision Holdings L.P.
  11.875%, due 9/15/07 (e)                             2,750,000        3,410,000
  Series B
  11.875%, due 9/15/07 (e)                             1,650,000        2,046,000
FrontierVision Operating
  Partners L.P.
  11.00%, due 10/15/06 (e)                             5,475,000        6,679,500
Garden State Newspapers, Inc.
  8.625%, due 7/1/11                                   1,925,000        2,009,219
Hollinger Participation Trust
  12.125%, due 11/15/10 (c)(l)                         4,023,520        4,687,401
Medianews Group, Inc.
  6.875%, due 10/1/13                                  1,615,000        1,526,175
Morris Publishing Group LLC
  7.00%, due 8/1/13                                    4,820,000        4,579,000
Paxson Communications Corp.
  (zero coupon), due 1/15/09
  12.25%, beginning 1/15/06                           10,250,000        8,917,500
Radio One, Inc.
  Series B
  8.875%, due 7/1/11                                   2,675,000        2,919,094
Spanish Broadcasting System, Inc.
  9.625%, due 11/1/09                                  2,315,000        2,442,325
Vertis, Inc.
  9.75%, due 4/1/09                                    3,880,000        4,171,000
Warner Music Group
  7.375%, due 4/15/14 (c)                              2,240,000        2,161,600
Young Broadcasting, Inc.
  8.50%, due 12/15/08                                    780,000          820,950
Ziff Davis Media, Inc.
  Series B
  12.00%, due 8/12/09                                  2,582,239        2,530,594
                                                                   --------------
                                                                       61,412,670
                                                                   --------------
METALS & MINING (1.4%)
AK Steel Corp.
  7.75%, due 6/15/12 (g)                               3,480,000        3,140,700
Allegheny Ludlum Corp.
  6.95%, due 12/15/25                                  4,420,000        3,779,100
Allegheny Technologies, Inc.
  8.375%, due 12/15/11                                 1,390,000        1,396,950

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
METALS & MINING (CONTINUED)
Commonwealth Industries, Inc.
  10.75%, due 10/1/06                               $  5,175,000   $    5,226,750
United States Steel Corp.
  9.75%, due 5/15/10                                     645,000          714,338
United States Steel LLC
  10.75%, due 8/1/08                                   2,590,000        2,959,075
                                                                   --------------
                                                                       17,216,913
                                                                   --------------

MULTILINE RETAIL (0.0%) (B)
Kmart Corp.
  Pass-Through Certificates
  Series 1995 Class K3
  8.54%, due 1/2/15 (e)                                  591,306          236,522
                                                                   --------------

MULTI-UTILITIES & UNREGULATED POWER (5.9%)
AES Corp. (The)
  7.75%, due 3/1/14                                    4,410,000        4,239,113
  9.00%, due 5/15/15 (c)                               7,025,000        7,525,531
  10.00%, due 12/12/05 (c)                             2,181,123        2,230,198
AES Eastern Energy L.P.
  Pass-Through Certificates
  Series 1999-A
  9.00%, due 1/2/17 (f)                                8,344,999        8,970,874
Calpine Corp.
  7.625%, due 4/15/06                                    175,000          154,000
  7.75%, due 4/15/09 (g)                               1,790,000        1,136,650
V  8.50%, due 7/15/10 (c)                             11,407,000        9,439,293
  8.75%, due 7/15/07                                   1,040,000          738,400
Calpine Gilroy, L.P.
  10.00%, due 9/30/14 (d)(h)                           5,264,516        5,264,516
Dynegy Holdings, Inc.
V  9.875%, due 7/15/10 (c)(g)                          8,905,000        9,572,875
  10.125%, due 7/15/13 (c)                             2,690,000        2,911,925
NRG Energy, Inc.
  8.00%, due 12/15/13 (c)                              7,415,000        7,489,150
PG&E National Energy Group, Inc.
  10.375%, due 5/16/11 (e)                             5,575,000        3,735,250
Reliant Energy, Inc.
  9.25%, due 7/15/10                                   1,535,000        1,638,613
Tiverton/Rumford Power Associates Ltd., L.P.
  Pass-Through Certificates
  9.00%, due 7/15/18 (c)                               5,545,000        4,214,200
Westar Energy, Inc.
  6.875%, due 8/1/04                                     900,000          900,000

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
MULTI-UTILITIES & UNREGULATED POWER (CONTINUED)
Westar Energy, Inc. (continued)
  7.125%, due 8/1/09                                $    855,000   $      923,176
  7.875%, due 5/1/07                                   1,205,000        1,326,404
                                                                   --------------
                                                                       72,410,168
                                                                   --------------
OIL & GAS (5.2%)
Belden & Blake Corp.
  Series B
  9.875%, due 6/15/07                                  3,925,000        4,023,125
El Paso Corp.
  6.95%, due 12/15/07 (g)                              1,005,000          972,338
  7.80%, due 8/1/31                                    1,145,000          918,863
VEl Paso Production Holding Co.
  7.75%, due 6/1/13                                   12,625,000       11,583,438
Energy Corp. of America
  Series A
  9.50%, due 5/15/07                                   4,064,000        3,820,160
EXCO Resources, Inc.
  7.25%, due 1/15/11                                   4,190,000        4,252,850
Forest Oil Corp.
  8.00%, due 12/15/11                                  3,465,000        3,716,213
Gemstone Investors Ltd.
  7.71%, due 10/31/04 (c)                                700,000          705,250
Mission Resources Corp.
  9.875%, due 4/1/11 (c)                               1,025,000        1,045,500
Newfield Exploration Co.
  7.625%, due 3/1/11                                     345,000          374,325
  8.375%, due 8/15/12                                    340,000          368,900
Northwest Pipeline Corp.
  7.125%, due 12/1/25                                  4,180,000        4,054,600
PG&E GasTransmission Northwest Corp.
  7.10%, 6/1/05                                        4,630,000        4,768,900
Plains Exploration & Production Co.
  Series B
  8.75%, due 7/1/12                                    3,310,000        3,607,900
Tennessee Gas Pipeline Co.
  7.00%, due 3/15/27                                   1,090,000        1,125,425
  7.00%, due 10/15/28                                  4,025,000        3,521,875
  7.50%, due 4/1/17                                    1,820,000        1,774,500
  7.625%, due 4/1/37                                   1,325,000        1,199,125
  8.375%, due 6/15/32                                  1,400,000        1,365,000
Vintage Petroleum, Inc.
  8.25%, due 5/1/12                                    7,205,000        7,637,300
Westport Resources Corp.
  8.25%, due 11/1/11                                   2,506,000        2,834,913
                                                                   --------------
                                                                       63,670,500
                                                                   --------------

         MainStay VP High Yield
M- 146 Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (2.4%)
Bowater, Inc.
  9.00%, due 8/1/09                                 $  2,205,000   $    2,409,119
Georgia-Pacific Corp.
  7.25%, due 6/1/28                                    3,375,000        3,105,000
  7.375%, due 12/1/25                                  1,310,000        1,231,400
  7.75%, due 11/15/29                                  4,005,000        3,844,800
  8.00%, due 1/15/24 (c)                               5,330,000        5,330,000
  8.875%, due 2/1/10                                   1,180,000        1,336,350
  8.875%, due 5/15/31                                  5,535,000        5,908,613
  9.375%, due 2/1/13                                   1,600,000        1,832,000
Pope & Talbot, Inc.
  8.375%, due 6/1/13                                   3,740,000        3,880,250
                                                                   --------------
                                                                       28,877,532
                                                                   --------------
PERSONAL PRODUCTS (0.2%)
Herbalife International, Inc.
  11.75%, due 7/15/10                                  2,585,000        2,946,900
                                                                   --------------
PHARMACEUTICALS (0.3%)
Valeant Pharmaceuticals International
  7.00%, due 12/15/11 (c)                                865,000          843,375
WH Holdings Ltd.
  9.50%, due 4/1/11 (c)                                2,540,000        2,641,600
                                                                   --------------
                                                                        3,484,975
                                                                   --------------
REAL ESTATE (2.6%)
American Real Estate Partners L.P.
  8.125%, due 6/1/12 (c)                               7,250,000        7,395,000
CB Richard Ellis Services, Inc.
  9.75%, due 5/15/10                                   3,225,000        3,547,500
  11.25%, due 6/15/11                                  5,290,000        6,030,600
Crescent Real Estate Equities L.P.
  7.50%, due 9/15/07                                   6,920,000        7,006,500
Felcor Lodging L.P.
  9.50%, due 9/15/08                                   1,846,000        1,947,530
Omega Healthcare Investors, Inc.
  7.00%, due 4/1/14 (c)                                6,175,000        5,835,375
                                                                   --------------
                                                                       31,762,505
                                                                   --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.2%)
Amkor Technology, Inc.
  7.125%, due 3/15/11 (c)                              4,240,000        3,975,000
  10.50%, due 5/1/09 (g)                               2,560,000        2,688,000
Micron Technology, Inc.
  6.50%, due 9/30/05 (c)(d)(h)                         7,000,000        6,965,000

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
ON Semiconductor Corp.
  12.00%, due 5/15/08                               $    642,000   $      736,695
  12.00%, due 3/15/10                                    240,000          280,800
                                                                   --------------
                                                                       14,645,495
                                                                   --------------
SPECIALTY RETAIL (0.8%)
Gap, Inc. (The)
  6.90%, due 9/15/07 (g)                               1,720,000        1,853,300
Rent-Way, Inc.
  11.875%, due 6/15/10                                 4,560,000        5,004,600
Stratus Technologies, Inc.
  10.375%, due 12/1/08 (c)                             3,215,000        3,299,394
                                                                   --------------
                                                                       10,157,294
                                                                   --------------
TOBACCO (0.8%)
Commonwealth Brands, Inc.
  9.75%, due 4/15/08 (c)                               5,635,000        6,029,450
  10.625%, due 9/1/08 (c)                              3,110,000        3,327,700
North Atlantic Trading Co., Inc.
  9.25%, due 3/1/12 (c)                                  430,000          416,025
                                                                   --------------
                                                                        9,773,175
                                                                   --------------
TRANSPORTATION INFRASTRUCTURE (0.1%)
Great Lakes Dredge & Dock Co.
  7.75%, due 12/15/13                                    790,000          667,550
                                                                   --------------

WIRELESS TELECOMMUNICATION SERVICES (1.5%)
Alamosa (Delaware), Inc.
  (zero coupon), due 7/31/09
  12.00% beginning 7/31/05                             6,010,000        5,799,650
  11.00%, due 7/31/10                                    513,000          559,170
American Tower Escrow Corp.
  (zero coupon), due
    8/1/08 (g)                                         1,305,000          952,650
Loral CyberStar, Inc.
  10.00%, due 7/15/06 (e)                              5,773,000        3,896,775
Rural Cellular Corp.
  8.25%, due 3/15/12 (c)                               1,250,000        1,278,125
US Unwired, Inc.
  Series B
  (zero coupon), due 11/1/09
  13.375%, beginning 11/1/04                           2,470,000        2,482,350
  10.00%, due 6/15/12 (c)(g)                           2,875,000        2,903,750
                                                                   --------------
                                                                       17,872,470
                                                                   --------------
Total Corporate Bonds
  (Cost $770,124,307)                                                 800,149,230
                                                                   --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
FOREIGN CORPORATE BONDS (9.1%)
---------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.2%)
MTU Aero Engines Investment Co.
  8.25%, due 4/1/14 (c)                             E  1,815,000   $    2,186,138
                                                                   --------------

BROADCASTING & PUBLISHING (0.2%)
Telenet Communications NV
  9.00%, due 12/15/13 (c)                              2,125,000        2,572,455
                                                                   --------------

COMMERCIAL SERVICES & SUPPLIES (0.7%)
Quebecor Media, Inc.
  (zero coupon), due 7/15/11
  13.75%, beginning 7/15/06                         $  7,850,000        7,261,250
  11.125%, due 7/15/11                                   955,000        1,089,894
                                                                   --------------
                                                                        8,351,144
                                                                   --------------
COMMUNICATIONS EQUIPMENT (0.2%)
Marconi Corp. PLC
  8.00%, due 4/30/08                                   1,914,573        2,067,739
                                                                   --------------
CONTAINERS & PACKAGING (1.0%)
Crown Euro Holdings S.A.
  9.50%, due 3/1/11                                    6,295,000        6,861,550
  10.875%, due 3/1/13                                  4,280,000        4,879,200
                                                                   --------------
                                                                       11,740,750
                                                                   --------------
FOOD & STAPLES RETAILING (0.1%)
Parmalat Finance Corp. BV
  6.25%, due 2/7/05 (e)                             E  7,330,000        1,426,887
                                                                   --------------

FOOD PRODUCTS (0.5%)
Burns Philp Capital Property Ltd.
  9.50%, due 11/15/10                               $  1,545,000        1,645,425
  10.75%, due 2/15/11                                  4,785,000        5,096,025
                                                                   --------------
                                                                        6,741,450
                                                                   --------------
INSURANCE (0.1%)
Lindsey Morden Group, Inc.
  Series B
  7.00%, due 6/16/08                                C$ 2,963,000        1,790,065
                                                                   --------------

MARINE (0.3%)
Navigator Gas Transport PLC
  10.50%, due 6/30/07   (c)(d)(e)                   $  7,885,000        4,080,488
                                                                   --------------

MEDIA (3.4%)
CanWest Media, Inc.
  Series B
  7.625%, due 4/15/13                                    820,000          842,550

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
MEDIA (CONTINUED)
Hollinger, Inc.
  11.875%, due 3/1/11 (c)                           $  1,849,000   $    2,163,330
VOno Finance PLC
  10.50%, due 5/15/14 (c)                           E 10,315,000       11,985,007
Shaw Communications, Inc.
  7.50%, due 11/20/13                               C$ 5,470,000        4,117,952
Sun Media Corp.
  7.625%, due 2/15/13                               $  2,330,000        2,376,600
TDL Infomedia Group Ltd.
  12.125%, due 10/15/09                             L  1,340,000        2,600,196
  Series REGS
  12.125%, due 10/15/09                                2,160,000        4,230,532
Telenet Group Holding NV
  (zero coupon), due 6/15/14
  11.50%, beginning 12/15/08 (c)(g)                 $  3,945,000        2,505,075
Vivendi Universal S.A.
  6.25%, due 7/15/08                                   1,225,000        1,305,029
  9.25%, due 4/15/10                                   7,605,000        8,988,730
                                                                   --------------
                                                                       41,115,001
                                                                   --------------
MULTI-UTILITIES & UNREGULATED POWER (0.6%)
Calpine Canada Energy Finance ULC
  8.50%, due 5/1/08 (g)                               11,185,000        7,382,100
                                                                   --------------

PAPER & FOREST PRODUCTS (0.4%)
Abitibi-Consolidated, Inc.
  8.55%, due 8/1/10                                      995,000        1,049,160
Norske Skog Canada Ltd.
  7.375%, due 3/1/14                                   1,590,000        1,538,325
Tembec Industries, Inc.
  7.75%, due 3/15/12                                   1,005,000          969,825
  8.50%, due 2/1/11 (g)                                1,070,000        1,080,700
                                                                   --------------
                                                                        4,638,010
                                                                   --------------
PERSONAL PRODUCTS (0.3%)
Jafra Cosmetics International, Inc.
  10.75%, due 5/15/11                                  3,560,000        3,969,400
                                                                   --------------

ROAD & RAIL (0.4%)
Grupo Transportacion Ferroviaria Mexicana, S.A. de
  C.V.
  12.50%, due 6/15/12                                  4,005,000        4,265,325
                                                                   --------------

TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Invista
  9.25%, due 5/1/12 (c)                                5,250,000        5,276,250
                                                                   --------------

         MainStay VP High Yield
M- 148 Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
FOREIGN CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.3%)
Millicom International Cellular S.A.
  10.00%, due 12/1/13 (c)                           $  4,105,000   $    4,166,575
                                                                   --------------
Total Foreign Corporate Bonds
  (Cost $108,933,073)                                                 111,769,777
                                                                   --------------

LOAN ASSIGNMENTS & PARTICIPATIONS (1.1%)
---------------------------------------------------------------------------------
AUTO COMPONENTS (0.4%)
Goodyear Tire & Rubber Co. (The)
  Bank debt, Term Loan
  6.059%, due 3/31/06 (h)(m)                           4,800,000        4,854,000
                                                                   --------------
COMPUTERS & PERIPHERALS (0.2%)
Viasystems Group, Inc.
  Bank debt, Term Loan B
  6.47%, due 9/30/08 (h)(m)                            2,525,000        2,540,781
                                                                   --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
GT Group Telecom Services Corp.
  Bank debt, Term Loan A
  6.5625%, due 6/30/08   (d)(e)(h)(i)                  3,225,213              323
  Bank debt, Term Loan B
  6.625%, due 6/30/08   (d)(e)(h)(i)                   2,304,787              230
Qwest Corp.
  Bank debt, Term Loan
  6.95%, due 6/30/10 (h)(m)                            4,250,000        4,163,938
                                                                   --------------
                                                                        4,164,491
                                                                   --------------
MULTI-UTILITIES & UNREGULATED POWER (0.2%)
Mirant Corp.
  Bank debt, Revolver 5
  4.65%, due 7/17/05   (e)(h)(m)                         781,049          547,711
NRG Energy, Inc.
  Bank debt, Credit-Linked Deposit
  5.50%, due 6/23/10 (h)(m)                              625,000          643,906
  Bank debt, Term Loan B
  5.559%, due 6/23/10 (h)(m)                           1,107,544        1,141,047
                                                                   --------------
                                                                        2,332,664
                                                                   --------------
Total Loan Assignments & Participations
  (Cost $15,937,311)                                                   13,891,936
                                                                   --------------

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
MORTGAGE-BACKED SECURITIES (0.1%)
---------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.1%)
Debit Securitized Lease Trust
  Series 1993-K1 Class A1
  6.66%, due 8/15/10                                $    970,242   $      701,000
  Series 1994-K1 Class A1
  7.60%, due 8/15/07                                      99,249           71,955
  Series 1994-K1 Class A2
  8.375%, due 8/15/15                                      2,943            2,126
                                                                   --------------
Total Mortgage-Backed Securities
  (Cost $762,974)                                                         775,081
                                                                   --------------

YANKEE BONDS (4.7%) (N)
---------------------------------------------------------------------------------
CONTAINERS & PACKAGING (0.8%)
Crown Cork & Seal Finance PLC
  7.00%, due 12/15/06 (g)                              4,925,000        4,998,875
Smurfit Capital Funding PLC
  7.50%, due 11/20/25                                  4,475,000        4,184,125
                                                                   --------------
                                                                        9,183,000
                                                                   --------------
ENERGY EQUIPMENT & SERVICES (0.8%)
Petroleum Geo-Services ASA
  8.00%, due 11/5/06                                   1,050,691        1,063,825
  10.00%, due 11/5/10                                  8,039,054        8,320,421
                                                                   --------------
                                                                        9,384,246
                                                                   --------------
INSURANCE (0.3%)
Fairfax Financial Holdings Ltd.
  7.375%, due 4/15/18                                    740,000          643,800
  8.30%, due 4/15/26 (g)                               3,810,000        3,371,850
                                                                   --------------
                                                                        4,015,650
                                                                   --------------
MARINE (0.3%)
Sea Containers Ltd.
  Series B
  7.875%, due 2/15/08                                  1,060,000        1,038,800
  Series B
  10.75%, due 10/15/06 (g)                             2,995,000        3,133,519
                                                                   --------------
                                                                        4,172,319
                                                                   --------------
MEDIA (0.5%)
Rogers Cablesystem, Ltd.
  Series B
  10.00%, due 3/15/05                                  2,210,000        2,294,053
  11.00%, due 12/1/15                                  3,045,000        3,456,075
                                                                   --------------
                                                                        5,750,128
                                                                   --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
YANKEE BONDS (CONTINUED)
---------------------------------------------------------------------------------
METALS & MINING (0.4%)
Algoma Steel, Inc.
  11.00%, due 12/31/09 (d)                          $  5,063,000   $    5,468,040
                                                                   --------------
PAPER & FOREST PRODUCTS (1.3%)
Abitibi-Consolidated, Inc.
  8.85%, due 8/1/30                                    3,000,000        2,923,290
Doman Industries Ltd.
  12.00%, due 7/1/04 (e)                               4,880,000        5,856,000
Tembec Industries, Inc.
  8.625%, due 6/30/09 (g)                              7,175,000        7,264,688
                                                                   --------------
                                                                       16,043,978
                                                                   --------------
ROAD & RAIL (0.1%)
Grupo Transportacion Ferroviaria Mexicana, S.A. de
  C.V.
  11.75%, due 6/15/09                                    935,000          911,625
                                                                   --------------

WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Rogers Cantel, Inc.
  9.75%, due 6/1/16                                    2,560,000        2,899,200
                                                                   --------------
Total Yankee Bonds
  (Cost $52,192,425)                                                   57,828,186
                                                                   --------------
Total Long-Term Bonds
  (Cost $1,002,795,686)                                             1,038,027,401
                                                                   --------------

                                                          SHARES            VALUE
COMMON STOCKS (3.2%)
---------------------------------------------------------------------------------
AUTO COMPONENTS (0.3%)
Goodyear Tire & Rubber Co. (The) (a)(g)                  424,400        3,857,796
                                                                   --------------
CHEMICALS (0.0%) (B)
General Chemical Industrial Products, Inc.
  (d)(h)(i)                                                  373           51,623
                                                                   --------------
COMMERCIAL SERVICES & SUPPLIES (0.0%) (B)
Colorado Prime Corp. (a)(d)(h)(i)                         64,130              641
                                                                   --------------

COMMUNICATIONS EQUIPMENT (0.1%)
Marconi Corp. PLC ADR (a)(o)                              63,290        1,534,783
                                                                   --------------

CONTAINERS & PACKAGING (0.2%)
Owens-Illinois, Inc. (a)                                 130,500        2,187,180
                                                                   --------------


                                                          SHARES            VALUE
DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Call-Net Enterprises, Inc.
  Class B (a)(d)                                          70,075   $      199,714
ICO Global Communications Holdings Ltd. (a)(d)           728,403          433,400
                                                                   --------------
                                                                          633,114
                                                                   --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
Cherokee International Corp. (d)(i)                      123,648        1,183,435
                                                                   --------------

ENERGY EQUIPMENT & SERVICES (0.2%)
Petroleum Geo-Services ASA ADR (a)(o)                     57,539        2,367,730
                                                                   --------------

HEALTH CARE PROVIDERS & SERVICES (0.1%)
Fountain View, Inc. (a)(d)(h)(i)                           1,691               17
QuadraMed Corp.                                          486,384        1,449,424
                                                                   --------------
                                                                        1,449,441
                                                                   --------------
INTERNET SOFTWARE & SERVICES (0.0%) (B)
Globix Corp. (a)(d)(h)(i)                                236,469          501,905
                                                                   --------------

MACHINERY (0.3%)
Joy Global, Inc.                                          14,265          427,094
Morris Material Handling, Inc. (a)(d)(h)(i)                9,371           49,666
Thermadyne Holdings Corp. (a)(d)                         272,057        3,808,798
                                                                   --------------
                                                                        4,285,558
                                                                   --------------
MEDIA (1.0%)
Comcast Corp.
  Class A (a)                                             28,700          804,461
VUnitedGlobalCom, Inc.
  Class A (a)                                          1,633,609       11,860,001
                                                                   --------------
                                                                       12,664,462
                                                                   --------------
METALS & MINING (0.1%)
ACP Holding Co. (a)(c)(d)                                739,787          739,787
Algoma Steel, Inc. (a)(p)                                 27,080          222,174
                                                                   --------------
                                                                          961,961
                                                                   --------------
PAPER & FOREST PRODUCTS (0.2%)
Abitibi-Consolidated, Inc.                               286,870        1,973,666
                                                                   --------------

TOBACCO (0.0%) (B)
North Atlantic Trading Co., Inc. (a)(d)(h)(i)              2,418          145,153
                                                                   --------------

         MainStay VP High Yield
M- 150 Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                          SHARES            VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.5%)
Minorplanet Systems USA, Inc. (a)(d)                     234,003   $       91,261
NEON Communications, Inc. (a)(d)(h)(i)                   367,043          458,804
NII Holdings, Inc. (a)(g)                                 86,466        2,913,040
US Unwired, Inc. (a)                                     833,320        2,458,294
                                                                   --------------
                                                                        5,921,399
                                                                   --------------
Total Common Stocks
  (Cost $41,521,480)                                                   39,719,847
                                                                   --------------

CONVERTIBLE PREFERRED STOCKS (0.5%)
---------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (0.0%) (B)
Pacific & Atlantic (Holdings), Inc.
  7.50%, Class A (d)(h)(i)                                14,496              145
                                                                   --------------

HEALTH CARE PROVIDERS & SERVICES (0.5%)
QuadraMed Corp.
  5.50% (c)(d)                                           234,600        5,630,400
                                                                   --------------

WIRELESS TELECOMMUNICATION SERVICES (0.0%) (B)
NEON Communications, Inc.
  12.00% (a)(d)(h)(i)                                     39,998          449,978
                                                                   --------------
Total Convertible Preferred Stocks
  (Cost $6,310,726)                                                     6,080,523
                                                                   --------------

PREFERRED STOCKS (1.6%)
---------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES (0.0%) (B)
Colorado Prime Corp. (d)(h)(i)                             1,395               14
                                                                   --------------

MEDIA (0.6%)
Haights Cross Communications, Inc.
  16.00%, Class B (d)(h)(l)                               91,000        4,459,000
Paxson Communications Corp.
  14.25% (l)                                                 326        2,852,194
Ziff Davis Media, Inc.
  10.00%, Series E-1 (d)                                     674          337,000
                                                                   --------------
                                                                        7,648,194
                                                                   --------------
REAL ESTATE (1.0%)
VSovereign Real Estate Investment Corp.
  12.00%, Class A (c)                                      8,455       12,344,300
                                                                   --------------


                                                          SHARES            VALUE
WIRELESS TELECOMMUNICATIONS SERVICES (0.0%) (B)
Rural Cellular Corp.
  11.375%, Series B (l)                                        2   $        1,479
                                                                   --------------
Total Preferred Stocks
  (Cost $20,706,774)                                                   19,993,987
                                                                   --------------

WARRANTS (0.1%)
---------------------------------------------------------------------------------
CHEMICALS (0.0%) (B)
General Chemical Industrial Products, Inc.
  Series A
  Strike Price $195.43
  Expire 3/31/11 (a)(d)(h)(i)                                215            8,285
  Series B
  Strike Price $376.03
  Expire 3/31/11 (a)(d)(h)(i)                                159            2,227
                                                                   --------------
                                                                           10,512
                                                                   --------------
DIVERSIFIED FINANCIAL SERVICES (0.0%) (B)
ASAT Finance LLC
  Strike Price $18.60
  Expire 11/1/06 (a)(c)(d)                                 1,530            1,530
                                                                   --------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%) (B)
ICO Global Communications Holdings Ltd.
  Strike Price $60.00
  Expire 5/16/06 (a)(d)                                   98,787              988
                                                                   --------------

MEDIA (0.0%) (B)
Haights Cross Communications, Inc.
  Strike Price $0.001
  Expire 12/10/11 (a)(d)(h)(i)                                91                1
  Preferred Class A
  Strike Price $0.001
  Expire 12/10/11 (a)(d)(h)(i)                            86,850              869
Ono Finance PLC
  Strike Price $0.01
  Expire 2/15/11 (a)(c)(d)                                 7,855               79
Ziff Davis Media, Inc.
  Strike Price $0.001
  Expire 8/12/12 (a)(c)                                  123,640           12,364
                                                                   --------------
                                                                           13,313
                                                                   --------------
METALS & MINING (0.1%)
ACP Holding Co.
  Strike Price $0.01
  Expire 10/7/13 (a)(c)(d)                               744,004          744,004
                                                                   --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                          SHARES            VALUE
WARRANTS (CONTINUED)
---------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.0%) (B)
NEON Communications, Inc.
  Strike Price $0.01
  Expire 12/2/12 (a)(d)(h)(i)                            367,043   $        3,670
  Class A
  Strike Price $0.01
  Expire 12/2/12 (a)(d)(h)(i)                            200,064          250,080
  Redeemable Preferred
  Strike Price $0.01
  Expire 12/2/12 (a)(d)(h)(i)                            240,062            2,401
UbiquiTel, Inc.
  Strike Price $22.74
  Expire 4/15/10 (a)(c)(d)                                 2,510               25
                                                                   --------------
                                                                          256,176
                                                                   --------------
Total Warrants
  (Cost $1,307,316)                                                     1,026,523
                                                                   --------------
                                                       PRINCIPAL
                                                          AMOUNT            VALUE
SHORT-TERM INVESTMENTS (15.4%)
---------------------------------------------------------------------------------
COMMERCIAL PAPER (4.3%)
Federal Home Loan Banks
  0.97%, due 7/1/04                                 $  3,715,000        3,715,000
  0.97%, due 7/2/04                                   14,730,000       14,729,603
Goldman Sachs Group, Inc.
  1.27%, due 7/12/04                                   2,775,000        2,773,923
Morgan Stanley & Co.
  1.17%, due 7/16/04                                  20,000,000       19,990,246
Prudential Funding LLC
  1.05%, due 7/6/04                                   10,000,000        9,998,541
UBS Finance (Delaware) LLC
  1.29%, due 7/30/04                                   1,450,000        1,448,493
                                                                   --------------
Total Commercial Paper
  (Cost $52,655,806)                                                   52,655,806
                                                                   --------------

                                                          SHARES            VALUE
INVESTMENT COMPANIES (4.5%)
AIM Institutional Funds Group (q)                      1,907,685        1,907,685
Merrill Lynch Premier
  Institutional Fund                                  54,097,592       54,097,592
                                                                   --------------
Total Investment Companies
  (Cost $56,005,277)                                                   56,005,277
                                                                   --------------
                                                       PRINCIPAL
                                                          AMOUNT       VALUE
MASTER NOTE (0.3%)
Bank of America Securities LLC
  1.5999%, due 7/1/04 (q)                           $  3,540,000   $    3,540,000
                                                                   --------------
Total Master Note
  (Cost $3,540,000)                                                     3,540,000
                                                                   --------------
REPURCHASE AGREEMENTS (6.0%)
Countywide Securities Corp.
  1.1324%, dated 6/30/04
  due 7/1/04
  Proceeds at Maturity $13,166,574 (q)
  (Collateralized by Various Bonds with a
  Principal Amount of $13,602,564 and a Market
  Value of $13,616,910)                               13,166,000       13,166,000
Credit Suisse First Boston LLC
  1.5499%, dated 6/30/04 due 7/1/04 Proceeds at
  Maturity $500,022 (q)
  (Collateralized by Various Bonds with a
  Principal Amount of $483,697 and a Market Value
  of $510,021)                                           500,000          500,000
Lehman Bothers, Inc.
  1.5499%, dated 6/30/04 due 7/1/04 Proceeds at
  Maturity $10,500,452 (q)
  (Collateralized by Various Bonds with a
  Principal Amount of $17,906,907 and a Market
  Value of $10,795,020)                               10,500,000       10,500,000
Merrill Lynch & Co.
  1.5799%, dated 6/30/04 due 7/1/04 Proceeds at
  Maturity $23,935,050 (q)
  (Collateralized by Various Bonds with a
  Principal Amount of $23,735,195 and a Market
  Value of $25,130,971)                               23,934,000       23,934,000

         MainStay VP High Yield
M- 152 Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT       VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
---------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (CONTINUED)
Wachovia Capital Markets, LLC
  1.5699%, dated 6/30/04 due 7/1/04 Proceeds at
  Maturity $25,010,902 (q)
  (Collateralized by Various Bonds with a
  Principal Amount of $28,088,845 and a Market
  Value of $25,906,050)                             $ 25,000,000   $   25,000,000
                                                                   --------------
Total Repurchase Agreements
  (Cost $73,100,000)                                                   73,100,000
                                                                   --------------
SHORT-TERM LOAN ASSIGNMENTS &
PARTICIPATIONS (0.3%)
---------------------------------------------------------------------------------
BUILDING PRODUCTS (0.2%)
Owens Corning, Inc.
  Bank debt, Revolver
  3.62%, due 1/1/05 (e)(h)                             4,051,988        3,093,016
                                                                   --------------

MULTI-UTILITIES & UNREGULATED POWER (0.1%)
Mirant Corp.
  Bank debt, Revolver 1
  4.75%, due 1/15/05   (e)(h)(m)                       1,480,000          789,488
                                                                   --------------
Total Short-Term Loan Assignments & Participations
  (Cost $3,919,450)                                                     3,882,504
                                                                   --------------
Total Short-Term Investments
  (Cost $189,220,533)                                                 189,183,587
                                                                   --------------
Total Investments
  (Cost $1,261,862,515) (r)                                105.3%   1,294,031,868(s)
Liabilities in Excess of Cash and Other Assets              (5.3)     (65,429,845)
                                                    ------------   --------------
Net Assets                                                 100.0%  $1,228,602,023
                                                    ============   ==============

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  Illiquid security.
(e)  Issue in default.
(f)  Partially segregated for unfunded loan commitments.
(g) Represents a security, or a portion thereof, which is out on loan.
(h)  Restricted security.
(i)  Fair valued security.
(j) 3,125 Units-each unit reflects $1,000 principal amount of 13.875% Senior Notes plus 1 warrant to acquire
     19.9718 shares of common stock at $0.01 per share at a future date.
(k) CIK ("Cash in Kind") -- interest payment is made with cash or additional securities.
(l) PIK ("Payment in Kind") -- interest or dividend payment is made with additional securities.
(m)  Floating rate. Rate shown is the rate in effect at June
     30, 2004.
(n) Yankee bond -- dollar-denominated bonds issued in the United States by foreign banks and corporations.
(o)  ADR -- American Depositary Receipt.
(p)  Canadian security.
(q) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(r) The cost for federal income tax purposes is $1,269,833,317.
(s)  At June 30, 2004 net unrealized appreciation was
     $24,198,551, based on cost for federal income tax pur-poses. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $81,498,266 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $57,299,715.
(t) The following abbreviations are used in the above portfolio:
     C$ -- Canadian Dollar
     E -- Euro
     L -- Pound Sterling

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $1,261,862,515) including
  $73,870,008 market value of securities
  loaned                                      $1,294,031,868
Cash denominated in foreign currencies
  (identified cost $944,134)                         937,340
Cash                                               1,090,826
Receivables:
  Dividends and interest                          20,030,265
  Investment securities sold                       3,225,901
  Fund shares sold                                 1,276,072
Other assets                                          24,112
                                              --------------
    Total assets                               1,320,616,384
                                              --------------
LIABILITIES:
Securities lending collateral                     78,547,685
Payables:
  Investment securities purchased                 12,009,188
  Fund shares redeemed                               500,857
  Adviser                                            298,334
  Shareholder communication                          257,387
  Administrator                                      198,890
  Custodian                                           36,805
  NYLIFE Distributors                                 31,965
Accrued expenses                                     133,250
                                              --------------
    Total liabilities                             92,014,361
                                              --------------
Net assets                                    $1,228,602,023
                                              ==============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  300 million shares authorized
  Initial Class                               $    1,102,448
  Service Class                                      170,876
Additional paid-in capital                     1,289,770,365
Accumulated undistributed net
  investment income                               39,461,671
Accumulated net realized loss
  on investments                                (135,636,623)
Accumulated undistributed net realized gain
  on foreign currency and foreign currency
  forward contracts                                1,569,210
Net unrealized appreciation
  on investments                                  32,169,353
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign currencies                   (5,277)
                                              --------------
Net assets                                    $1,228,602,023
                                              ==============
INITIAL CLASS
Net assets applicable to outstanding shares   $1,064,026,193
                                              ==============
Shares of capital stock outstanding              110,244,845
                                              ==============
Net asset value per share outstanding         $         9.65
                                              ==============
SERVICE CLASS
Net assets applicable to outstanding shares   $  164,575,830
                                              ==============
Shares of capital stock outstanding               17,087,642
                                              ==============
Net asset value per share outstanding         $         9.63
                                              ==============

         MainStay VP High Yield
M- 154 Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                      $ 46,327,671
  Dividends (a)                                      947,739
  Income from securities loaned -- net               181,180
                                                ------------
    Total income                                  47,456,590
                                                ------------
EXPENSES:
  Advisory                                         1,839,546
  Administration                                   1,226,364
  Shareholder communication                          237,952
  Service                                            155,066
  Professional                                        79,279
  Custodian                                           57,829
  Directors                                           29,063
  Portfolio pricing                                   17,380
  Miscellaneous                                       27,602
                                                ------------
    Total expenses                                 3,670,081
                                                ------------
Net investment income                             43,786,509
                                                ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
  Security transactions                           22,839,793
  Foreign currency transactions                    1,569,210
                                                ------------
Net realized gain on investments and foreign
  currency transactions                           24,409,003
                                                ------------
Net change in unrealized appreciation on:
  Security transactions                          (37,824,442)
  Translation of other assets and liabilities
    in foreign currencies and foreign currency
    forward contracts                                (25,233)
                                                ------------
Net unrealized loss on investments and foreign
  currency transactions                          (37,849,675)
                                                ------------
Net realized and unrealized loss on
  investments and foreign currency
  transactions                                   (13,440,672)
                                                ------------
Net increase in net assets resulting from
  operations                                    $ 30,345,837
                                                ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $1,349.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2003

                                              2004             2003
INCREASE IN NET ASSETS:
Operations:
 Net investment income              $   43,786,509   $   78,202,938
 Net realized gain (loss) on
  investments and foreign currency
  transactions                          24,409,003      (66,953,054)
 Net change in unrealized
  appreciation (depreciation) on
  investments and foreign currency
  transactions                         (37,849,675)     267,652,672
                                    -------------------------------
 Net increase in net assets
  resulting from operations             30,345,837      278,902,556
                                    -------------------------------

Dividends to shareholders:
 From net investment income:
   Initial Class                                --      (73,734,344)
   Service Class                                --       (5,027,950)
                                    -------------------------------
 Total dividends to shareholders                --      (78,762,294)
                                    -------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                        42,038,329      247,591,043
   Service Class                        87,783,747       76,651,823

 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
   Initial Class                                --       73,734,344
   Service Class                                --        5,027,950
                                    -------------------------------
                                       129,822,076      403,005,160
 Cost of shares redeemed:
   Initial Class                      (120,944,762)    (103,653,652)
   Service Class                        (4,995,251)      (1,617,935)
                                    -------------------------------
                                      (125,940,013)    (105,271,587)
                                    -------------------------------
    Increase in net assets derived
     from capital share
     transactions                        3,882,063      297,733,573
                                    -------------------------------
    Net increase in net assets          34,227,900      497,873,835

NET ASSETS:
Beginning of period                  1,194,374,123      696,500,288
                                    -------------------------------
End of period                       $1,228,602,023   $1,194,374,123
                                    ===============================
Accumulated undistributed
 (distributions in excess of) net
 investment income at end of
 period                             $   39,461,671   $   (4,324,838)
                                    ===============================

         MainStay VP High Yield
M- 156 Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                   INITIAL CLASS
                                -----------------------------------------------------------------------------------

                                SIX MONTHS
                                  ENDED
                                 JUNE 30,                           YEAR ENDED DECEMBER 31,
                                  2004*         2003            2002       2001             2000             1999
Net asset value at beginning
  of period                     $    9.41    $     7.39       $   8.09   $   8.72         $  10.69         $  10.92
                                ----------   ----------       --------   --------         --------         --------
Net investment income                0.34(b)       0.75(b)        0.85       1.05(c)          1.32             1.31
Net realized and unrealized
  gain (loss) on investments        (0.11)         1.93          (0.67)     (0.64)(c)        (1.96)            0.07
Net realized and unrealized
  gain (loss) on foreign
  currency transactions              0.01          0.01          (0.02)      0.01             0.02             0.01
                                ----------   ----------       --------   --------         --------         --------
Total from investment
  operations                         0.24          2.69           0.16       0.42            (0.62)            1.39
                                ----------   ----------       --------   --------         --------         --------
Less dividends and
  distributions:
  From net investment income           --         (0.67)         (0.86)     (1.05)           (1.35)           (1.38)
  From net realized gain on
    investments                        --            --             --         --            (0.00)(d)        (0.24)
                                ----------   ----------       --------   --------         --------         --------
Total dividends and
  distributions                        --         (0.67)         (0.86)     (1.05)           (1.35)           (1.62)
                                ----------   ----------       --------   --------         --------         --------
Net asset value at end of
  period                        $    9.65    $     9.41       $   7.39   $   8.09         $   8.72         $  10.69
                                ==========   ==========       ========   ========         ========         ========
Total investment return              2.61%(e)      36.37%         2.05%      4.91%           (5.87%)          12.84%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income            7.17%+        8.51%         10.44%     11.61%(c)        12.10%           11.33%
    Expenses                         0.57%+        0.60%          0.60%      0.58%            0.60%            0.57%
Portfolio turnover rate                22%           43%            49%        56%              64%              93%
Net assets at end of period
  (in 000's)                    $1,064,026   $1,114,766       $696,500   $684,738         $616,807         $684,956

                                      SERVICE CLASS
                                -------------------------
                                               JUNE 4,
                                SIX MONTHS     2003(A)
                                  ENDED        THROUGH
                                 JUNE 30,    DECEMBER 31,
                                  2004*          2003
Net asset value at beginning
  of period                      $   9.40      $  8.69
                                 --------      -------
Net investment income                0.33(b)      0.44(b)
Net realized and unrealized
  gain (loss) on investments        (0.11)        0.92
Net realized and unrealized
  gain (loss) on foreign
  currency transactions              0.01         0.00(d)
                                 --------      -------
Total from investment
  operations                         0.23         1.36
                                 --------      -------
Less dividends and
  distributions:
  From net investment income           --        (0.65)
  From net realized gain on
    investments                        --           --
                                 --------      -------
Total dividends and
  distributions                        --        (0.65)
                                 --------      -------
Net asset value at end of
  period                         $   9.63      $  9.40
                                 ========      =======
Total investment return              2.48%(e)     15.66%(e)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income            6.92%+       8.26%+(f)
    Expenses                         0.82%+       0.85%+
Portfolio turnover rate                22%          43%
Net assets at end of period
  (in 000's)                     $164,576      $79,608

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

Decrease net investment income                                $(0.00)(b)
Increase net realized and unrealized gains and losses           0.00(b)
Decrease ratio of net investment income                        (0.03%)

(d)  Less than one cent per share.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
+    Annualized.
*    Unaudited.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

PORTFOLIO OF INVESTMENTS JUNE 30, 2004 UNAUDITED


                                                        SHARES          VALUE


COMMON STOCKS (90.7%)+
-----------------------------------------------------------------------------
AUSTRALIA (0.8%)
Australian Gas Light Co., Ltd. (multi-utilities &
  unregulated power)                                   128,300   $  1,084,104
                                                                 ------------

BELGIUM (1.2%)
Belgacom S.A.
  (diversified telecommunication services) (d)          12,100        368,331
Electrabel, S.A.
  (multi-utilities & unregulated power)                  4,119      1,320,499
                                                                 ------------
                                                                    1,688,830
                                                                 ------------
DENMARK (1.6%)
Danske Bank A/S (commercial banks)                      93,445      2,214,047
                                                                 ------------

FINLAND (1.1%)
Stora Enso Oyj (paper & forest products)                51,100        693,205
TietoEnator Oyj (IT services)                           29,900        907,627
                                                                 ------------
                                                                    1,600,832
                                                                 ------------
FRANCE (3.4%)
BNP Paribas, S.A. (diversified financial services)      33,894      2,084,538
Dexia (commercial banks) (g)                            63,800      1,055,663
Societe Generale, S.A. (commercial banks)                3,700        314,437
Total, S.A. Class B (oil & gas) (g)                      6,750      1,286,881
                                                                 ------------
                                                                    4,741,519
                                                                 ------------
GERMANY (7.8%)
BASF AG (chemicals)                                     11,100        594,887

VBayerische Motoren Werke AG (automobiles)              97,479      4,311,031

VDeutsche Boerse AG (diversified financial
  services)                                             78,730      4,018,259
SAP AG (software)                                        3,700        616,720
Siemens AG Registered (industrial conglomerates)        19,300      1,388,922
                                                                 ------------
                                                                   10,929,819
                                                                 ------------
HONG KONG (1.9%)
Hongkong Electric Holdings, Ltd. (electric
  utilities)                                           659,500      2,731,076
                                                                 ------------

INDIA (0.6%)
ITC, Ltd. GDR (tobacco) (a)(c)                          40,900        789,889
                                                                 ------------



                                                        SHARES          VALUE
IRELAND (2.6%)

VBank of Ireland (commercial banks)                    269,720   $  3,590,014
                                                                 ------------

ITALY (5.9%)
Banco Popolare di Verona e Novara Scrl (commercial
  banks)                                                18,800        322,967
Eni S.p.A. (oil & gas)                                  76,700      1,522,935
Eni S.p.A. ADR (oil & gas) (b)                           4,500        451,530
Riunione Adriatica di Sicurta S.p.A. (insurance)        50,200        910,641

VSnam Rete Gas S.p.A. (gas utilities)                  882,875      3,791,749
Telecom Italia Mobile S.p.A. (wireless
  telecommunication services)                          230,400      1,306,273
                                                                 ------------
                                                                    8,306,095
                                                                 ------------
JAPAN (11.1%)
Canon, Inc. (office electronics)                        47,100      2,482,015
Canon, Inc. ADR (office electronics) (b)                32,311      1,725,407
Fuji Photo Film Co., Ltd. (leisure equipment &
  products)                                             24,400        764,771
Hirose Electric Co., Ltd. (electronic equipment &
  instruments)                                           3,200        351,629
Hoya Corp. (electronic equipment & instruments)          6,300        659,359
Keyence Corp. (electronic equipment & instruments)       2,500        570,270
Nitto Denko Corp. (chemicals)                           11,100        567,640
Nomura Holdings, Inc. (capital markets)                 18,000        266,416
NTT DoCoMo, Inc. (wireless telecommunication
  services)                                                967      1,728,131
NTT DoCoMo, Inc. ADR (wireless telecommunication
  services) (b)                                         15,900        287,949
OBIC Co., Ltd. (IT services)                             1,500        319,617
Sangetsu Co., Ltd. (household durables)                 16,100        410,929
Secom Co., Ltd. (commercial services & supplies)        21,300        903,808
Seven-Eleven Japan Co., Ltd. (food & staples
  retailing)                                            18,800        613,371
Shin-Etsu Chemical Co., Ltd. (chemicals)                18,600        664,803

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

M- 158   MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.



                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
JAPAN (CONTINUED)
Takeda Pharmaceutical Co., Ltd. (pharmaceuticals)       66,200   $  2,906,090
Uni-Charm Corp. (household products)                     7,800        388,874
                                                                 ------------
                                                                   15,611,079
                                                                 ------------
NETHERLANDS (7.4%)

VEuronext N.V. (diversified financial services)        135,431      3,773,282
Reed Elsevier N.V. (media)                              22,855        320,888
Royal Dutch Petroleum Co. NY Shares (oil & gas)         26,100      1,348,587

VTPG N.V. (air freight & logistics)                    214,542      4,902,003
                                                                 ------------
                                                                   10,344,760
                                                                 ------------
SINGAPORE (2.4%)
SembCorp Logistics Ltd. (air freight & logistics)      243,000        259,584
Venture Corp., Ltd. (electronic equipment &
  instruments)                                         291,600      3,047,287
                                                                 ------------
                                                                    3,306,871
                                                                 ------------
SPAIN (3.7%)

VBanco Popular Espanol, S.A. (commercial banks)
  (g)                                                   69,366      3,917,577
Iberdrola, S.A. (multi-utilities & unregulated
  power) (g)                                            45,361        957,520
Indra Sistemas, S.A. (IT services)                      24,852        316,875
                                                                 ------------
                                                                    5,191,972
                                                                 ------------



                                                        SHARES          VALUE
SWEDEN (4.1%)
AB SKF B Shares (machinery)                             39,300   $  1,442,523
Autoliv, Inc. (auto components)                         30,400      1,282,880
Hennes & Mauritz AB B Shares (multiline retail)         36,800        950,172
Sandvik AB (machinery)                                  61,560      2,100,229
                                                                 ------------
                                                                    5,775,804
                                                                 ------------
SWITZERLAND (11.1%)
Credit Suisse Group Registered (commercial banks)       28,500      1,012,656
Credit Suisse Group ADR (commercial banks) (b)          29,195      1,045,473
Julius Baer Holding Ltd. (capital markets)               1,000        277,467

VNestle, S.A. Registered (food products)                18,371      4,899,325
Novartis AG Registered (pharmaceuticals)                27,680      1,221,111
Novartis AG ADR (pharmaceuticals) (b)                   42,700      1,900,150
Serono S.A. Class B (pharmaceuticals)                      475        299,245
Syngenta AG (chemicals)                                  4,100        343,740
UBS AG Registered (capital markets)                     47,063      3,316,281
UBS AG Registered (capital markets) (e)(g)              17,634      1,253,072
                                                                 ------------
                                                                   15,568,520
                                                                 ------------
UNITED KINGDOM (22.4%)
Barclays PLC (capital markets)                          35,800        304,977
BP PLC ADR (oil & gas) (b)                              42,100      2,255,297
Capita Group PLC (IT services)                          72,900        421,070
Compass Group PLC (hotels, restaurants & leisure)      271,900      1,659,250

VDiageo PLC (beverages)                                295,429      3,988,736
Diageo PLC ADR (beverages) (b)                          18,700      1,023,825
Exel PLC (air freight & logistics)                     206,662      2,872,700
GlaxoSmithKline PLC ADR (pharmaceuticals) (b)           54,000      2,238,840
Lloyds TSB Group PLC (diversified financial
  services)                                            447,657      3,505,058
Lloyds TSB Group PLC ADR (diversified financial
  services) (b)(g)                                       7,365        234,796
Man Group PLC (diversified financial services)          72,000      1,867,179
Provident Financial PLC (consumer finance)              56,200        614,570
Reckitt Benckiser PLC (household products)             104,762      2,967,579
Rio Tinto PLC (metals & mining)                         11,100        266,721
Scottish & Southern Energy PLC (multi-utilities &
  unregulated power)                                    47,460        586,558

VTesco PLC (food & staples retailing)                1,204,199      5,825,325
Vodafone Group PLC ADR (wireless telecommunication
  services) (b)                                         24,200        534,820
William Morrison Supermarkets PLC (food & staples
  retailing)                                            76,800        322,426
                                                                 ------------
                                                                   31,489,727
                                                                 ------------
UNITED STATES (1.6%)
AFLAC, Inc. (insurance)                                 34,800      1,420,188
iShares MSCI United Kingdom Index Fund (capital
  markets) (f)(g)                                       53,200        859,180
                                                                 ------------
                                                                    2,279,368
                                                                 ------------
Total Common Stocks (Cost $111,915,455)                           127,244,326
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES          VALUE

PREFERRED STOCK (1.3%)
-----------------------------------------------------------------------------
GERMANY (1.3%)
Porsche AG
  E1.53 (automobiles) (l)                                2,780   $  1,868,714
                                                                 ------------
Total Preferred Stock
  (Cost $1,011,791)                                                 1,868,714
                                                                 ------------
WARRANTS (2.3%)
-----------------------------------------------------------------------------
IRELAND (2.3%)
Ryanair Holdings PLC
  Strike Price E0.000001
  Expire 3/21/08
  (airlines) (a)(d)(l)                                 556,730      3,176,751
                                                                 ------------
Total Warrants
  (Cost $3,251,865)                                                 3,176,751
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT          VALUE

SHORT-TERM INVESTMENTS (8.4%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (0.4%)
UNITED STATES (0.4%)
Merrill Lynch & Co., Inc.
  1.43%, due 7/1/04
  (capital markets)                                 $  520,000        520,000
                                                                 ------------
Total Commercial Paper (Cost $520,000)                                520,000
                                                                 ------------

                                                        SHARES          VALUE

INVESTMENT COMPANIES (1.7%)
UNITED STATES (1.7%)
AIM Institutional Funds Group
  (capital markets) (h)                                803,061        803,061
Merrill Lynch Premier Institutional Fund
  1.12% (capital markets) (i)                        1,526,209      1,526,209
                                                                 ------------
Total Investment Companies (Cost $2,329,270)                        2,329,270
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT          VALUE

MASTER NOTE (0.1%)
UNITED STATES (0.1%)
Banc of America Securities LLC
  1.5999%, due 7/1/04 (capital markets) (h)         $  150,000        150,000
                                                                 ------------
Total Master Note
  (Cost $150,000)                                                     150,000
                                                                 ------------

REPURCHASE AGREEMENTS (6.2%)
UNITED STATES (6.2%)
Countrywide Securities Corp.
  1.5699%, dated 6/30/04 due 7/1/04
  Proceeds at Maturity
  $3,770,162
  (thrifts & mortgage finance) (h)
  (Collateralized by Various Bonds
  with a Principal Amount of
  $3,895,007 and a
  Market Value of $3,899,115)                        3,770,000      3,770,000
Credit Suisse First Boston
  1.5499%, dated 6/30/04 due 7/1/04
  Proceeds at Maturity
  $1,000,042
  (capital markets) (h) (Collateralized by Various
  Bonds
  with a Principal Amount of $967,393 and a
  Market Value of $1,020,041)                        1,000,000      1,000,000
Lehman Brothers, Inc.
  1.5499%, dated 6/30/04
  due 7/1/04
  Proceeds at Maturity
  $2,500,106
  (capital markets) (h) (Collateralized by Various
  Bonds
  with a Principal Amount of $4,263,549 and a
  Market Value of $2,570,243)                        2,500,000      2,500,000
Merrill Lynch Pierce Fenner & Smith, Inc.
  1.5799%, dated 6/30/04 due 7/1/04
  Proceeds at Maturity
  $1,411,061
  (capital markets) (h) (Collateralized by Various
  Bonds
  with a Principal Amount of $1,399,280 and a
  Market Value of $1,481,566)                        1,411,000      1,411,000
                                                                 ------------
Total Repurchase Agreements (Cost $8,681,000)                       8,681,000
                                                                 ------------
Total Short-Term Investments (Cost $11,680,270)                    11,680,270
                                                                 ------------
Total Investments (Cost $127,859,381) (j)                102.7%   143,970,061(k)
Liabilities in Excess of
  Cash and Other Assets                                   (2.7)    (3,731,829)
                                                    ----------   ------------
Net Assets                                               100.0%  $140,238,232
                                                    ==========   ============

M- 160   MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)  May be sold to institutional investors only.
(b)  ADR -- American Depositary Receipt.
(c)  GDR -- Global Depositary Receipt.
(d)  Non-income producing security.
(e)  Security primarily trades on the New York Stock
     Exchange.
(f) Exchange Traded Fund -- represents a basket of securities that are traded on an exchange.
(g) Represents a security, or a portion thereof, which is out on loan.
(h) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(i)  Floating rate. Rate shown is the rate in effect at June
     30, 2004.
(j) The cost for federal income tax purposes is $128,259,194.
(k) At June 30, 2004 net unrealized appreciation for securities was $15,710,867, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $16,663,485 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $952,618.
(l) The following abbreviation is used in the above portfolio:
     E -- Euro

The table below sets forth the diversification of International Equity Portfolio investments by industry.


                                                       VALUE       PERCENT+
INDUSTRY DIVERSIFICATION
Air Freight & Logistics                             $  8,034,287        5.7%
Airlines                                               3,176,751        2.3
Auto Components                                        1,282,880        0.9
Automobiles                                            6,179,745        4.4
Beverages                                              5,012,561        3.6
Capital Markets                                       14,187,663       10.1
Chemicals                                              2,171,070        1.5
Commercial Banks                                      13,472,834        9.6
Commercial Services & Supplies                           903,808        0.6
Consumer Finance                                         614,570        0.4
Diversified Financial Services                        15,483,112       11.0
Diversified Telecommunication Services                   368,331        0.3
Electric Utilities                                     2,731,076        2.0
Electronic Equipment & Instruments                     4,628,545        3.3
Food & Staples Retailing                               6,761,122        4.8
Food Products                                          4,899,325        3.5
Gas Utilities                                          3,791,749        2.7
Hotels, Restaurants & Leisure                          1,659,250        1.2
Household Durables                                       410,929        0.3
Household Products                                     3,356,453        2.4
Industrial Conglomerates                               1,388,922        1.0
Insurance                                              2,330,829        1.7
IT Services                                            1,965,189        1.4
Leisure Equipment & Products                             764,771        0.6
Machinery                                              3,542,752        2.5
Media                                                    320,888        0.2
Metals & Mining                                          266,721        0.2
Multiline Retail                                         950,172        0.7
Multi-Utilities & Unregulated Power                    3,948,681        2.8
Office Electronics                                     4,207,422        3.0
Oil & Gas                                              6,865,230        4.9
Paper & Forest Products                                  693,205        0.5
Pharmaceuticals                                        8,565,436        6.1
Software                                                 616,720        0.4
Thrifts & Mortgage Finance                             3,770,000        2.7
Tobacco                                                  789,889        0.6
Wireless Telecommunication Services                    3,857,173        2.8
                                                    ------------   --------
                                                     143,970,061      102.7
Liabilities in Excess of
  Cash and Other Assets                               (3,731,829)      (2.7)
                                                    ------------   --------
Net Assets                                          $140,238,232      100.0%
                                                    ============   ========

+    Percentages indicated are based on Portfolio net assets.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $127,859,381) including
  $9,084,206 market value of securities
  loaned                                        $143,970,061

Cash denominated in foreign currencies
  (identified cost $6,798,108)                     6,849,536
Cash                                                  35,022
Receivables:
  Dividends and interest                             467,846
  Investment securities sold                         250,000
  Fund shares sold                                   229,287
Unrealized appreciation on foreign currency
  forward contracts                                   12,069
Other assets                                           2,461
                                                ------------
    Total assets                                 151,816,282
                                                ------------
LIABILITIES:
Securities lending collateral                      9,634,061
Payables:
  Investment securities purchased                  1,337,042
  Fund shares redeemed                                71,013
  Adviser                                             67,838
  Custodian                                           24,333
  Administrator                                       22,613
  NYLIFE Distributors                                  5,071

Accrued expenses                                      40,476

Unrealized depreciation on foreign currency
  forward contracts                                  375,603
                                                ------------
    Total liabilities                             11,578,050
                                                ------------
Net assets                                      $140,238,232
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                                 $     91,018
  Service Class                                       21,360

Additional paid-in capital                       125,373,588

Accumulated undistributed net investment
  income                                           1,748,095

Accumulated net realized loss on investments      (2,810,602)

Net unrealized appreciation on investments        16,110,680

Net unrealized depreciation on translation of
  other assets and liabilities in foreign
  currencies and foreign currency forward
  contracts                                         (295,907)
                                                ------------
Net assets                                      $140,238,232
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $113,627,232
                                                ============
Shares of capital stock outstanding                9,101,792
                                                ============
Net asset value per share outstanding           $      12.48
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 26,611,000
                                                ============
Shares of capital stock outstanding                2,136,047
                                                ============
Net asset value per share outstanding           $      12.46
                                                ============

M- 162   MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 2,056,284
  Income from securities loaned -- net                59,633
  Interest                                            23,121
                                                 -----------
    Total income                                   2,139,038
                                                 -----------
EXPENSES:
  Advisory                                           367,675
  Administration                                     122,558
  Custodian                                           38,299
  Professional                                        24,705
  Shareholder communication                           21,178
  Service                                             21,066
  Portfolio pricing                                    5,379
  Directors                                            3,051
  Miscellaneous                                        9,068
                                                 -----------
    Total expenses                                   612,979
                                                 -----------
Net investment income                              1,526,059
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions                            4,545,489
  Foreign currency transactions                     (227,426)
                                                 -----------
Net realized gain on investments and foreign
  currency transactions                            4,318,063
                                                 -----------
Net increase from payment by affiliate for loss
  on the disposal of investment in violation of
  restrictions                                        25,426
                                                 -----------
Net change in unrealized appreciation on:
  Security transactions                           (2,232,407)
  Translation of other assets and liabilities
    in foreign currencies and foreign currency
    forward contracts                               (352,926)
                                                 -----------
Net unrealized loss on investments and foreign
  currency transactions                           (2,585,333)
                                                 -----------
Net realized and unrealized gain on investments
  and foreign currency transactions                1,758,156
                                                 -----------
Net increase in net assets resulting from
  operations                                     $ 3,284,215
                                                 ===========

(a) Dividends recorded net of foreign withholding taxes in the amount of $251,967.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2003

                                              2004            2003
INCREASE IN NET ASSETS:
Operations:
 Net investment income                $  1,526,059   $   1,243,286
 Net realized gain on investments
  and foreign currency transactions      4,318,063       4,557,327
 Net increase from payment by
  affiliate for loss on the disposal
  of investment in violation of
  restrictions                              25,426           3,437
 Net change in unrealized
  appreciation (depreciation) on
  investments and foreign currency
  transactions                          (2,585,333)     17,624,411
                                      ----------------------------
 Net increase in net assets
  resulting from operations              3,284,215      23,428,461
                                      ----------------------------

Dividends to shareholders:

 From net investment income:
   Initial Class                                --      (1,509,712)
   Service Class                                --        (134,807)
                                      ----------------------------
 Total dividends to shareholders                --      (1,644,519)
                                      ----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                        23,123,595     208,175,989
   Service Class                        17,384,362       8,308,006

 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
   Initial Class                                --       1,509,712
   Service Class                                --         134,807
                                      ----------------------------
                                        40,507,957     218,128,514

 Cost of shares redeemed:
   Initial Class                        (8,153,250)   (196,725,788)
   Service Class                          (301,004)        (49,827)
                                      ----------------------------
                                        (8,454,254)   (196,775,615)
                                      ----------------------------
    Increase in net assets derived
     from capital share transactions    32,053,703      21,352,899
                                      ----------------------------
    Net increase in net assets          35,337,918      43,136,841

NET ASSETS:
Beginning of period                    104,900,314      61,763,473
                                      ----------------------------
End of period                         $140,238,232   $ 104,900,314
                                      ============================
Accumulated undistributed net
  investment income at end of period  $  1,748,095   $     222,036
                                      ============================

M- 164   MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                          INITIAL CLASS                                   SERVICE CLASS
                                -----------------------------------------------------------------   -------------------------
                                                                                                                   JUNE 5,
                                SIX MONTHS                                                          SIX MONTHS     2003(A)
                                  ENDED                                                               ENDED        THROUGH
                                 JUNE 30,                  YEAR ENDED DECEMBER 31,                   JUNE 30,    DECEMBER 31,
                                  2004*        2003       2002       2001       2000       1999       2004*          2003
Net asset value at beginning
  of period                      $  12.13    $  9.48    $ 10.06    $ 11.90    $ 15.48    $ 12.40     $ 12.12        $10.40
                                 --------    -------    -------    -------    -------    -------     -------        ------
Net investment income                0.15(b)    0.17(b)    0.11       0.11(b)    0.07(b)    0.11        0.13(b)       0.00(b)(c)
Net realized and unrealized
  gain (loss) on investments         0.27       2.61      (0.63)     (1.78)     (2.97)      3.46        0.28          1.85
Net realized and unrealized
  gain (loss) on foreign
  currency transactions             (0.07)      0.06       0.08      (0.00)(c)    0.12     (0.12)      (0.07)         0.06
                                 --------    -------    -------    -------    -------    -------     -------        ------
Total from investment
  operations                         0.35       2.84      (0.44)     (1.67)     (2.78)      3.45        0.34          1.91
                                 --------    -------    -------    -------    -------    -------     -------        ------
Less dividends and
  distributions:
  From net investment income           --      (0.19)     (0.14)     (0.14)     (0.09)     (0.05)         --         (0.19)
  From net realized gain on
    investments                        --         --         --      (0.03)     (0.71)     (0.32)         --            --
                                 --------    -------    -------    -------    -------    -------     -------        ------
Total dividends and
  distributions                        --      (0.19)     (0.14)     (0.17)     (0.80)     (0.37)         --         (0.19)
                                 --------    -------    -------    -------    -------    -------     -------        ------
Net asset value at end of
  period                         $  12.48    $ 12.13    $  9.48    $ 10.06    $ 11.90    $ 15.48     $ 12.46        $12.12
                                 ========    =======    =======    =======    =======    =======     =======        ======
Total investment return              2.92%(d)   30.00%    (4.41%)   (14.02%)   (18.06%)    28.06%       2.79%(d)     18.31%(d)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income            2.52%+     1.67%      1.06%      1.04%      0.53%      0.78%       2.27%+        1.42%+(e)
    Expenses                         0.97%+     1.07%      1.11%      1.12%      1.01%      1.07%       1.22%+        1.32%+
Portfolio turnover rate                30%       105%       102%       130%        28%        37%         30%          105%
Net assets at end of period
  (in 000's)                     $113,627    $95,754    $61,763    $55,515    $65,429    $72,339     $26,611        $9,146

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
+    Annualized.
*    Unaudited.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

PORTFOLIO OF INVESTMENTS JUNE 30, 2004 UNAUDITED


                                                        SHARES         VALUE
COMMON STOCKS (99.4%)+
----------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.7%)
Goodrich Corp.                                        10,783     $   348,614
L-3 Communications Holdings, Inc. (a)                  2,410         160,988
United Defense Industries, Inc. (a)                    4,367         152,845
                                                                 -----------
                                                                     662,447
                                                                 -----------
AIR FREIGHT & LOGISTICS (0.7%)
CNF, Inc.                                              4,720         196,163
J.B. Hunt Transport Services, Inc. (a)                 5,334         205,786
Ryder System, Inc.                                     6,119         245,188
                                                                 -----------
                                                                     647,137
                                                                 -----------
AIRLINES (0.1%)
AMR Corp. (a)                                         10,873         131,672
                                                                 -----------

AUTO COMPONENTS (1.3%)
American Axle & Manufacturing Holdings, Inc. (a)       2,881         104,753
Autoliv, Inc.                                          8,851         373,512
BorgWarner, Inc.                                       4,663         204,100
Dana Corp.                                            13,356         261,778
Delphi Corp.                                          10,086         107,718
Johnson Controls, Inc.                                   866          46,227
Lear Corp. (a)                                         2,862         168,829
TRW Automotive Holdings Corp. (a)                        626          11,800
                                                                 -----------
                                                                   1,278,717
                                                                 -----------
BEVERAGES (0.7%)
Adolph Coors Co. Class B                               2,059         148,948
PepsiAmericas, Inc.                                    6,642         141,076
Pepsi Bottling Group, Inc. (The)                      14,259         435,470
                                                                 -----------
                                                                     725,494
                                                                 -----------
BIOTECHNOLOGY (0.7%)
Affymetrix, Inc. (a)                                   2,848          93,215
Charles River Laboratories International, Inc. (a)     1,168          57,080
IDEXX Laboratories, Inc. (a)                             734          46,198
ImClone Systems, Inc. (a)                              2,871         246,303
OSI Pharmaceuticals, Inc. (a)                          1,031          72,624
Protein Design Labs, Inc. (a)                          6,405         122,528
                                                                 -----------
                                                                     637,948
                                                                 -----------
BUILDING PRODUCTS (0.5%)
American Standard Cos., Inc. (a)                      12,681         511,171
                                                                 -----------

CAPITAL MARKETS (2.0%)
A.G. Edwards, Inc.                                     1,685          57,341
Ameritrade Holding Corp. (a)                          11,120         126,212
BlackRock, Inc. (a)                                    1,721         109,851
E*TRADE Financial Corp. (a)                           31,202         347,902
Jefferies Group, Inc.                                  1,319          40,783
Nuveen Investments Class A                               413          11,068


                                                        SHARES         VALUE
CAPITAL MARKETS (CONTINUED)
S&P 500 Index-SPDR Trust, Series 1 (b)                 3,143     $   359,968
S&P MidCap 400 Index-MidCap SPDR Trust, Series 1
  (b)                                                  4,327         480,730
T.Rowe Price Group, Inc.                               7,420         373,968
                                                                 -----------
                                                                   1,907,823
                                                                 -----------
CHEMICALS (2.8%)
Cabot Corp.                                            4,507         183,435
Eastman Chemical Co.                                   2,650         122,510
Engelhard Corp.                                        8,664         279,934
International Flavors & Fragrances, Inc.               2,131          79,699
Lyondell Chemical Co.                                  2,816          48,970
VMonsanto Co.                                         24,843         956,456
PPG Industries, Inc.                                   3,370         210,591
Praxair, Inc.                                         12,874         513,801
Rohm & Haas Co.                                        4,052         168,482
RPM International, Inc.                                1,284          19,517
Scotts Co. (The) Class A (a)                              98           6,260
Sigma-Aldrich Corp.                                    1,751         104,377
                                                                 -----------
                                                                   2,694,032
                                                                 -----------
COMMERCIAL BANKS (2.9%)
Associated Banc-Corp.                                  4,463         132,239
Bank of Hawaii Corp.                                   2,474         111,874
Charter One Financial, Inc.                            6,746         298,106
Comerica, Inc.                                         4,386         240,704
Commerce Banorp, Inc.                                  3,250         178,783
First Horizon National Corp.                           2,614         118,859
Hudson United Bancorp                                  1,135          42,313
International Bancshares Corp.                         1,005          40,753
Marshall & Ilsley Corp.                                2,675         104,566
North Fork Bancorp., Inc.                              2,421          92,119
Provident Financial Group, Inc.                        2,873         113,369
Regions Financial Corp.                                5,558         203,145
Second Bancorp, Inc.                                     602          18,836
SouthTrust Corp.                                      13,556         526,108
TCF Financial Corp.                                    4,811         279,279
UnionBanCal Corp.                                        208          11,731
Unizan Financial Corp.                                 9,323         243,330
                                                                 -----------
                                                                   2,756,114
                                                                 -----------
COMMERCIAL SERVICES & SUPPLIES (1.6%)
Allied Waste Industries, Inc. (a)                     26,139         344,512
ARAMARK Corp. Class B (a)                              9,497         273,134
Brink's Co. (The)                                      5,301         181,559
Career Education Corp. (a)                             2,135          97,271
Copart, Inc. (a)                                       6,148         164,152
Deluxe Corp.                                           1,263          54,941
Hewitt Associates, Inc. Class A (a)                    2,826          77,715

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

M- 166   MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES         VALUE
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
IKON Office Solutions, Inc.                            8,057     $    92,414
ITT Educational Services, Inc. (a)                     1,192          45,320
ServiceMaster Co. (The)                               13,474         166,000
University of Phoenix Online (a)                         483          42,306
                                                                 -----------
                                                                   1,539,324
                                                                 -----------
COMMUNICATIONS EQUIPMENT (2.3%)
Andrew Corp. (a)                                       7,413         148,334
Avaya, Inc. (a)                                       26,813         423,377
Harris Corp.                                           6,220         315,665
Juniper Networks, Inc. (a)                            32,048         787,419
Plantronics, Inc. (a)                                  4,454         187,513
Polycom, Inc. (a)                                      2,601          58,288
Scientific-Atlanta, Inc.                               3,982         137,379
Tellabs, Inc. (a)                                     11,126          97,241
                                                                 -----------
                                                                   2,155,216
                                                                 -----------
COMPUTERS & PERIPHERALS (1.0%)
Apple Computer, Inc. (a)                               7,923         257,814
NCR Corp. (a)                                          8,850         438,872
Storage Technology Corp. (a)                           7,579         219,791
                                                                 -----------
                                                                     916,477
                                                                 -----------
CONSTRUCTION MATERIALS (0.6%)
Lafarge North America, Inc.                            1,134          49,102
Martin Marietta Materials, Inc.                        3,295         146,067
Vulcan Materials Co.                                   6,958         330,853
                                                                 -----------
                                                                     526,022
                                                                 -----------
CONSUMER FINANCE (0.9%)
AmeriCredit Corp. (a)                                 14,729         287,657
Providian Financial Corp. (a)                         27,236         399,552
WFS Financial, Inc. (a)                                2,540         125,755
                                                                 -----------
                                                                     812,964
                                                                 -----------
CONTAINERS & PACKAGING (1.1%)
Ball Corp.                                             5,272         379,848
Bemis Co., Inc.                                        4,962         140,177
Owens-Illinois, Inc. (a)                               5,111          85,660
Pactiv Corp. (a)                                       3,230          80,556
Sonoco Products Co.                                      782          19,941
Temple-Inland, Inc.                                    5,177         358,507
                                                                 -----------
                                                                   1,064,689
                                                                 -----------
DISTRIBUTORS (0.2%)
Genuine Parts Co.                                      4,417         175,267
                                                                 -----------

DIVERSIFIED FINANCIAL SERVICES (3.1%)
Chicago Mercantile Exchange (The)                      3,092         446,392
CIT Group, Inc.                                       19,794         757,912
Instinet Group, Inc. (a)                              11,611          61,306


                                                        SHARES         VALUE
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Moody's Corp.                                         11,743     $   759,302
VPrincipal Financial Group, Inc. (a)                  26,503         921,774
                                                                 -----------
                                                                   2,946,686
                                                                 -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.7%)
Citizens Communications Co. (a)                       15,187         183,763
IDT Corp. Class B (a)                                  3,784          69,777
NTL, Inc. (a)                                          6,446         371,419
Qwest Communications International, Inc. (a)          11,716          42,060
                                                                 -----------
                                                                     667,019
                                                                 -----------
ELECTRIC UTILITIES (6.0%)
Allegheny Energy, Inc.                                 5,906          91,011
Alliant Energy Corp.                                  10,422         271,806
CenterPoint Energy, Inc.                              25,490         293,135
Cinergy Corp.                                          4,555         173,090
DPL, Inc.                                             10,031         194,802
Edison International (a)                              30,454         778,709
Great Plains Energy, Inc.                              3,261          96,852
Hawaiian Electric Industries, Inc.                     2,236          58,360
Northeast Utilities                                   11,349         220,965
NSTAR                                                  2,497         119,556
OGE Energy Corp.                                       3,291          83,822
PG&E Corp. (a)                                        24,049         671,929
Pinnacle West Capital Corp.                              123           4,968
PPL Corp.                                             16,631         763,363
Teco Energy, Inc.                                      8,881         106,483
Texas Genco Holdings, Inc.                             1,409          63,532
VTXU Corp.                                            25,173       1,019,758
Wisconsin Energy Corp.                                 3,076         100,308
Xcel Energy, Inc.                                     37,361         624,302
                                                                 -----------
                                                                   5,736,751
                                                                 -----------
ELECTRICAL EQUIPMENT (0.6%)
AMETEK, Inc.                                           1,705          52,685
Hubbell, Inc. Class B                                  5,668         264,752
Rockwell Automation, Inc.                              6,068         227,611
                                                                 -----------
                                                                     545,048
                                                                 -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (2.0%)
Amphenol Corp. Class A (a)                               156           5,198
Arrow Electronics, Inc. (a)                           10,772         288,905
Avnet, Inc. (a)                                       11,200         254,240
AVX Corp.                                                332           4,797
Ingram Micro, Inc. Class A (a)                         5,602          81,061
PerkinElmer, Inc.                                     10,470         209,819
Sanmina-SCI Corp. (a)                                 33,240         302,484
Solectron Corp. (a)                                   21,815         141,143
Tech Data Corp. (a)                                    1,224          47,895
Thermo Electron Corp. (a)                              5,226         160,647
Vishay Intertechnology, Inc. (a)                       6,865         127,552

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 167


                                                        SHARES         VALUE
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (CONTINUED)
Waters Corp. (a)                                       5,543     $   264,845
                                                                 -----------
                                                                   1,888,586
                                                                 -----------
ENERGY EQUIPMENT & SERVICES (0.2%)
Grant Prideco, Inc. (a)                                3,090          57,041
Smith International, Inc. (a)                          2,641         147,262
                                                                 -----------
                                                                     204,303
                                                                 -----------
FOOD & STAPLES RETAILING (1.3%)
7-Eleven, Inc. (a)                                     2,364          42,197
Albertson's, Inc.                                      9,134         242,416
Rite Aid Corp. (a)                                    13,217          68,993
SUPERVALU, Inc.                                       12,660         387,523
Whole Foods Market, Inc. (a)                           5,126         489,277
                                                                 -----------
                                                                   1,230,406
                                                                 -----------
FOOD PRODUCTS (0.6%)
Hormel Foods Corp.                                     3,144          97,778
Pilgrim's Pride Corp. Class B                          1,418          41,037
Tyson Foods, Inc. Class A                             20,475         428,951
                                                                 -----------
                                                                     567,766
                                                                 -----------
GAS UTILITIES (1.1%)
KeySpan Corp.                                          3,381         124,083
Kinder Morgan, Inc.                                    8,951         530,705
Sempra Energy                                         10,740         369,778
                                                                 -----------
                                                                   1,024,566
                                                                 -----------
HEALTH CARE EQUIPMENT & SUPPLIES (1.4%)
Bausch & Lomb, Inc.                                    4,957         322,552
Biomet, Inc. (a)                                         539          23,953
C.R. Bard, Inc.                                        2,642         149,669
Cytyc Corp. (a)                                        5,199         131,899
Dade Behring Holdings, Inc. (a)                        3,887         184,710
Hillenbrand Industries, Inc.                           1,159          70,062
Kinetic Concepts, Inc. (a)                             1,682          83,932
Nektar Therapeutics (a)                                1,764          35,209
Respironics, Inc. (a)                                  2,520         148,050
Varian Medical Systems, Inc. (a)                       2,065         163,858
                                                                 -----------
                                                                   1,313,894
                                                                 -----------
HEALTH CARE PROVIDERS & SERVICES (4.5%)
Accredo Health, Inc. (a)                               3,304         128,691
Andrx Group (a)                                        4,908         137,080
VCIGNA Corp.                                          12,875         885,929
Covance, Inc. (a)                                      5,876         226,696
Coventry Health Care, Inc. (a)                         2,306         112,763
DaVita, Inc. (a)                                       9,299         286,688
Express Scripts, Inc. (a)                              2,058         163,055
Humana, Inc. (a)                                       4,197          70,929
IMS Health, Inc.                                       4,954         116,122
Manor Care, Inc. (a)                                   6,056         197,910
Medco Health Solutions, Inc. (a)                      12,680         475,500


                                                        SHARES         VALUE
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
PacifiCare Health Systems, Inc. (a)                    8,048     $   311,136
Quest Diagnostics, Inc.                                4,808         408,440
Renal Care Group, Inc. (a)                             4,840         160,349
Service Corp. International (a)                       28,482         209,912
Triad Hospitals, Inc. (a)                              5,504         204,914
VCA Antech, Inc. (a)                                   2,273         101,876
WellChoice, Inc. (a)                                   2,086          86,360
                                                                 -----------
                                                                   4,284,350
                                                                 -----------
HOTELS, RESTAURANTS & LEISURE (4.8%)
Applebee's International, Inc.                         3,873          89,156
Brinker International, Inc. (a)                        6,501         221,814
Caesars Entertainment, Inc. (a)                       28,757         431,355
Choice Hotels International, Inc. (a)                  1,729          86,727
Darden Restaurants, Inc.                              12,373         254,265
GTECH Holdings Corp. (a)                               4,045         187,324
Harrah's Entertainment, Inc. (a)                      10,549         570,701
Hilton Hotels Corp.                                    9,709         181,170
Mandalay Resort Group (a)                              2,167         148,743
MGM Mirage (a)                                         5,555         260,752
Outback Steakhouse, Inc. (a)                           1,633          67,541
Ruby Tuesday, Inc.                                     1,735          47,626
VStarwood Hotels & Resorts Worldwide, Inc.            19,363         868,431
Station Casinos, Inc.                                  3,964         191,858
VYum! Brands, Inc. (a)                                24,437         909,545
                                                                 -----------
                                                                   4,517,008
                                                                 -----------
HOUSEHOLD DURABLES (2.7%)
Black & Decker Corp. (The)                             7,400         459,762
Centex Corp.                                           7,439         340,334
D.R. Horton, Inc.                                      4,915         139,586
Harman International Industries, Inc.                  5,498         500,318
KB HOME                                                  917          62,932
Lennar Corp. Class A                                   3,434         153,568
Maytag Corp.                                           3,719          91,153
M.D.C. Holdings, Inc.                                    491          31,233
Newell Rubbermaid, Inc.                                6,961         163,584
NVR, Inc. (a)                                            504         244,037
Stanley Works (The)                                    6,582         300,008
Whirlpool Corp.                                        1,006          69,012
                                                                 -----------
                                                                   2,555,527
                                                                 -----------
HOUSEHOLD PRODUCTS (0.2%)
Energizer Holdings (a)                                 3,808         171,360
                                                                 -----------

INDUSTRIAL CONGLOMERATES (1.1%)
Alleghany Corp. (a)                                      438         125,706
ALLETE, Inc.                                           8,259         275,025
Carlisle Cos., Inc.                                      278          17,306
Textron, Inc.                                         11,079         657,539
                                                                 -----------
                                                                   1,075,576
                                                                 -----------

M- 168   MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES         VALUE
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------
INSURANCE (7.0%)
Allmerica Financial Corp. (a)                          2,503     $    84,601
Ambac Financial Group, Inc.                            9,389         689,528
American Financial Group, Inc.                         3,484         106,506
Aon Corp.                                             14,628         416,459
Arthur J. Gallagher & Co.                              4,211         128,225
Cincinnati Financial Corp.                            12,454         541,998
CNA Financial Corp. (a)                                  647          19,145
Conseco, Inc. (a)                                      9,835         195,717
Fidelity National Financial, Inc.                      3,399         126,919
First American Corp.                                   5,338         138,201
Genwoth Financial, Inc. (a)                            3,668          84,181
HCC Insurance Holdings, Inc.                           6,037         201,696
Lincoln National Corp.                                16,073         759,449
Loews Corp.                                           13,896         833,204
Mercury General Corp.                                  1,214          60,275
Nationwide Financial Services, Inc. Class A            5,279         198,543
Odyssey Re Holdings Corp.                              1,080          25,920
Protective Life Corp.                                  4,734         183,064
SAFECO Corp.                                          10,086         443,784
StanCorp Financial Group, Inc.                           168          11,256
Torchmark Corp.                                        8,066         433,951
Transatlantic Holdings, Inc.                           1,988         161,008
Unitrin, Inc.                                          4,361         185,778
UnumProvident Corp.                                   17,015         270,539
W. R. Berkley Corp.                                    6,669         286,434
Wesco Financial Corp.                                     35          12,670
                                                                 -----------
                                                                   6,599,051
                                                                 -----------
INTERNET & CATALOG RETAIL (0.1%)
Netflix, Inc (a)                                       3,239         116,442
                                                                 -----------

INTERNET SOFTWARE & SERVICES (0.5%)
Akamai Technologies, Inc. (a)                          2,266          40,675
VeriSign, Inc. (a)                                    23,197         461,620
                                                                 -----------
                                                                     502,295
                                                                 -----------
IT SERVICES (1.1%)
Acxiom Corp. (a)                                       7,073         175,623
Alliance Data Systems Corp. (a)                        4,048         171,028
CheckFree Corp. (a)                                    5,474         164,220
Cognizant Technology Solutions Corp. (a)               3,376          85,784
Computer Sciences Corp. (a)                            1,014          47,080
DST Systems, Inc. (a)                                  6,994         336,341
Sabre Holdings Corp. (a)                               3,517          97,456
                                                                 -----------
                                                                   1,077,532
                                                                 -----------
LEISURE EQUIPMENT & PRODUCTS (0.7%)
Brunswick Corp.                                        8,856         361,325


                                                        SHARES         VALUE
LEISURE EQUIPMENT & PRODUCTS (CONTINUED)
Hasbro, Inc.                                           8,663     $   164,597
Polaris Industries, Inc.                               2,488         119,424
                                                                 -----------
                                                                     645,346
                                                                 -----------
MACHINERY (3.9%)
Briggs & Stratton Corp.                                2,102         185,712
Crane Co.                                              1,347          42,282
Cummins, Inc.                                          2,594         162,125
Dover Corp.                                            4,287         180,483
Eaton Corp.                                            6,991         452,597
Graco, Inc.                                            2,307          71,632
Harsco Corp.                                           3,846         180,762
ITT Industries, Inc.                                   6,985         579,755
Oshkosh Truck Corp.                                    1,664          95,364
PACCAR, Inc.                                          11,554         670,016
Pall Corp.                                             3,273          85,720
Parker-Hannifin Corp.                                 10,790         641,573
Pentair, Inc.                                          6,768         227,676
Timken Co. (The)                                       4,909         130,039
                                                                 -----------
                                                                   3,705,736
                                                                 -----------
MEDIA (1.3%)
Cablevision Systems New York Group Class A (a)         4,355          85,576
Getty Images, Inc. (a)                                 2,000         120,000
Lamar Advertising Co. Class A (a)                      2,100          91,035
McClatchy Co. (The) Class A                              896          62,854
Media General, Inc. Class A                              500          32,110
Meredith Corp.                                           612          33,636
PanAmSat Corp. (a)                                     1,289          29,931
Radio One, Inc. Class D (a)                            1,711          27,393
Regal Entertainment Group Class A                      3,846          69,613
Sirius Satellite Radio, Inc.                          66,839         205,864
UnitedGlobalCom, Inc. Class A (a)                     18,368         133,352
Wiley (John) & Sons, Inc. Class A                      2,187          69,984
XM Satellite Radio Holdings, Inc. Class A (a)         10,256         279,886
                                                                 -----------
                                                                   1,241,234
                                                                 -----------
METALS & MINING (2.8%)
Arch Coal, Inc.                                        5,111         187,011
CONSOL Energy, Inc.                                    8,429         303,444
Freeport-McMoRan Copper & Gold, Inc. Class B (a)       7,252         240,404
Massey Energy Co.                                      3,523          99,383
Nucor Corp.                                            7,385         566,873
Peabody Energy Corp.                                   1,885         105,541
Phelps Dodge Corp. (a)                                 8,747         677,980
United States Steel Corp.                             10,597         372,167
Worthington Industries, Inc.                           4,412          90,578
                                                                 -----------
                                                                   2,643,381
                                                                 -----------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 169


                                                        SHARES         VALUE
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------
MULTILINE RETAIL (3.9%)
Dillard's, Inc. Class A                                5,629     $   125,527
Federated Department Stores, Inc. (a)                 16,908         830,183
Kmart Holding Corp. (a)                                4,419         317,284
J.C. Penney Co., Inc. Holding Co.                     22,795         860,739
May Department Stores Co. (The)                       19,781         543,780
Neiman Marcus Group Inc. (The) Class A (a)             1,119          62,272
Nordstrom, Inc.                                       10,110         430,787
Saks, Inc. (a)                                        11,838         177,570
Sears, Roebuck and Co.                                10,025         378,544
                                                                 -----------
                                                                   3,726,686
                                                                 -----------
MULTI-UTILITIES & UNREGULATED POWER (2.5%)
AES Corp. (The) (a)                                   59,552         591,351
Constellation Energy Group, Inc.                       4,386         166,229
Dynegy, Inc. Class A (a)                              21,843          93,051
Energy East Corp.                                      3,093          75,005
MDU Resources Group, Inc.                              2,959          71,105
National Fuel Gas Co.                                  4,886         122,150
NRG Energy, Inc. (a)                                   1,986          49,253
Questar Corp.                                          5,593         216,114
Reliant Energy, Inc. (a)                              27,727         300,283
Westar Energy, Inc.                                    4,035          80,337
Williams Cos., Inc. (The)                             47,872         569,677
                                                                 -----------
                                                                   2,334,555
                                                                 -----------
OFFICE ELECTRONICS (1.0%)
VXerox Corp. (a)                                      65,689         952,491
                                                                 -----------

OIL & GAS (7.1%)
Amerada Hess Corp.                                     7,242         573,494
Ashland, Inc.                                          6,581         347,543
Chesapeake Energy Corp. (a)                            5,104          75,131
EOG Resources, Inc.                                    2,951         176,204
Evergreen Resources, Inc.                              1,996          80,638
Kerr-McGee Corp.                                      13,568         729,544
VMarathon Oil Corp.                                   26,843       1,015,739
Newfield Exploration Co. (a)                           3,807         212,202
Noble Energy, Inc.                                     5,434         277,134
Patina Oil & Gas Corp.                                 4,808         143,615
Pioneer Natural Resources Co.                          3,512         123,201
Pogo Producing Co.                                     4,315         213,161
Premcor, Inc. (a)                                        981          36,788
Sunoco, Inc.                                           7,076         450,175
Unocal Corp.                                          17,944         681,872
VValero Energy Corp.                                  12,041         888,144
Western Gas Resources, Inc.                            1,342          43,588
XTO Energy, Inc.                                      23,907         712,190
                                                                 -----------
                                                                   6,780,363
                                                                 -----------
PAPER & FOREST PRODUCTS (1.4%)
VGeorgia-Pacific Corp.                                23,841         881,640


                                                        SHARES         VALUE
PAPER & FOREST PRODUCTS (CONTINUED)
Louisiana-Pacific Corp. (a)                           10,183     $   240,828
Rayonier, Inc.                                         4,636         206,070
                                                                 -----------
                                                                   1,328,538
                                                                 -----------
PERSONAL PRODUCTS (0.5%)
Estee Lauder Cos., Inc. (The) Class A                 10,113         493,312
                                                                 -----------

PHARMACEUTICALS (0.4%)
Endo Pharmaceuticals Holdings, Inc. (a)                2,833          66,434
Eon Labs, Inc. (a)                                       722          29,551
Medicis Pharmaceutical Corp. Class A (a)               1,682          67,196
Sepracor, Inc. (a)                                     3,970         210,013
Tularik Inc. (a)                                       1,860          46,128
                                                                 -----------
                                                                     419,322
                                                                 -----------
REAL ESTATE (1.9%)
Archstone-Smith Trust                                    633          18,566
Arden Realty, Inc.                                     2,375          69,849
Boston Properties, Inc.                                1,072          53,686
CBL & Associates Properties, Inc.                      2,003         110,165
Crescent Real Estate Equities Co.                        494           7,963
Developers Diversified Realty Corp.                    1,114          39,402
Forest City Enterprises, Inc. Class A                    807          42,771
Host Marriot Corp. (a)                                24,877         307,480
Liberty Property Trust                                 2,206          88,703
Macerich Co. (The)                                     2,758         132,025
Public Storage, Inc.                                   1,233          56,730
Reckson Associates Realty Corp.                        4,568         125,437
Simon Property Group, Inc.                             8,493         436,710
Trizec Properties, Inc.                                8,297         134,909
Ventas, Inc.                                           5,709         133,305
                                                                 -----------
                                                                   1,757,701
                                                                 -----------
ROAD & RAIL (1.3%)
Burlington Northern Santa Fe Corp.                    20,510         719,286
Norfolk Southern Corp.                                20,065         532,124
                                                                 -----------
                                                                   1,251,410
                                                                 -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.1%)
Advanced Micro Devices, Inc. (a)                      33,071         525,829
Agere Systems, Inc. Class B (a)                       10,569          22,723
Amkor Technology, Inc. (a)                               576           4,712
Atmel Corp. (a)                                       38,826         229,850
Cypress Semiconductor Corp. (a)                        3,204          45,464
Fairchild Semiconductor International, Inc. (a)        7,472         122,317
International Rectifier Corp. (a)                      3,111         128,858
Micron Technology, Inc. (a)                           12,195         186,705
National Semiconductor Corp. (a)                      24,460         537,875
PMC-Sierra, Inc. (a)                                   5,870          84,235
Silicon Laboratories, Inc. (a)                         1,733          80,325
                                                                 -----------
                                                                   1,968,893
                                                                 -----------

M- 170   MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES         VALUE
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------
SOFTWARE (1.8%)
Activision, Inc. (a)                                  12,624     $   200,722
Autodesk, Inc.                                        10,998         470,824
BMC Software, Inc. (a)                                21,041         389,259
Citrix Systems, Inc. (a)                               3,593          73,153
Compuware Corp. (a)                                   27,818         183,599
Novell, Inc. (a)                                      12,476         104,674
Red Hat, Inc. (a)                                      4,777         109,728
Sybase, Inc. (a)                                       2,528          45,504
TIBCO Software, Inc. (a)                               9,931          83,917
                                                                 -----------
                                                                   1,661,380
                                                                 -----------
SPECIALTY RETAIL (4.1%)
Abercrombie & Fitch Co. Class A (a)                    6,370         246,838
Advanced Auto Parts, Inc. (a)                          5,063         223,683
American Eagle Outfitters, Inc. (a)                    3,617         104,567
Ann Taylor Stores Corp. (a)                            6,380         184,892
AutoZone, Inc. (a)                                     2,721         217,952
Barnes & Noble, Inc. (a)                               3,651         124,061
Boise Cascade Corp.                                    3,698         139,193
Borders Group, Inc. (a)                                3,363          78,829
Claire's Stores, Inc.                                  6,017         130,569
Foot Locker, Inc. (a)                                  9,862         240,041
Limited Brands                                        38,690         723,503
Michaels Stores, Inc. (a)                              3,238         178,090
Petco Animal Supplies, Inc. (a)                        1,075          34,626
PETsMART, Inc. (a)                                     3,654         118,572
RadioShack Corp.                                      15,038         430,538
Regis Corp.                                            2,083          92,881
Rent-A-Center, Inc. (a)                                1,771          53,006
Sherwin-Williams Co. (The)                             6,125         254,494
Talbots, Inc. (The)                                      495          19,379
Toys 'R' Us, Inc. (a)                                 16,725         266,429
Urban Outfitters, Inc. (a)                             1,172          71,387
                                                                 -----------
                                                                   3,933,530
                                                                 -----------
TEXTILES, APPAREL & LUXURY GOODS (0.9%)
Coach, Inc. (a)                                       12,708         574,275
Fossil, Inc. (a)                                         997          27,168
Jones Apparel Group, Inc. (a)                          3,191         125,981
Timberland Co. (The) Class A (a)                       1,370          88,488
                                                                 -----------
                                                                     815,912
                                                                 -----------
THRIFTS & MORTGAGE FINANCE (0.6%)
Astoria Financial Corp.                                2,035          74,440
GreenPoint Financial Corp.                             4,813         191,076


                                                        SHARES         VALUE
THRIFTS & MORTGAGE FINANCE (CONTINUED)
IndyMac Bancorp, Inc. (a)                              1,221     $    38,584
MGIC Investment Corp.                                  2,500         189,650
People's Bank                                          1,816          56,568
                                                                 -----------
                                                                     550,318
                                                                 -----------
TOBACCO (0.7%)
Loews Corp. Carolina Group                             5,399         132,546
R.J. Reynolds Tobacco Holdings, Inc.                   7,970         538,692
                                                                 -----------
                                                                     671,238
                                                                 -----------
TRADING COMPANIES & DISTRIBUTORS (0.2%)
Grainger (W.W.), Inc.                                  1,942         111,665
Hughes Supply, Inc.                                    1,420          83,681
                                                                 -----------
                                                                     195,346
                                                                 -----------
WIRELESS TELECOMMUNICATION SERVICES (1.2%)
American Tower Corp. Class A (a)                         960          14,592
Crown Castle International Corp. (a)                  17,858         263,406
NII Holdings, Inc. (a)                                 2,685          90,458
Nextel Partners, Inc. Class A (a)                     11,449         182,268
Telephone & Data Systems, Inc.                         4,624         329,229
United States Cellular Corp. (a)                       1,438          55,434
Western Wireless Corp. Class A (a)                     7,043         203,613
                                                                 -----------
                                                                   1,139,000
                                                                 -----------
Total Investments
  (Cost $85,442,013) (c)                                99.4%     94,382,372(d)
Cash and Other Assets,
  Less Liabilities                                       0.6         531,123
                                                      ------     -----------
Net Assets                                             100.0%    $94,913,495
                                                      ======     ===========

(a)  Non-income producing security.
(b) Exchange Traded Fund-represents a basket of securities that are traded on an exchange.
(c)  The cost for federal income tax purposes is $85,557,605.
(d)  At June 30, 2004 net unrealized appreciation was
     $8,824,767, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $9,886,020 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,061,253.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 171

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost $85,442,013)                             $ 94,382,372
Cash                                                 813,907
Receivables:
  Investment securities sold                      26,029,374
  Fund shares sold                                   357,258
  Dividends                                          116,604
Other assets                                           1,581
                                                ------------
    Total assets                                 121,701,096
                                                ------------
LIABILITIES:
Payables:
  Investment securities purchased                 26,674,270
  Manager                                             60,340
  NYLIFE Distributors                                  4,630
  Fund shares redeemed                                   517
Accrued expenses                                      47,844
                                                ------------
    Total liabilities                             26,787,601
                                                ------------
Net assets                                      $ 94,913,495
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                                 $     60,051
  Service Class                                       21,031
Additional paid-in capital                        81,363,319
Accumulated undistributed net investment
  income                                             181,479
Accumulated undistributed net realized gain on
  investments                                      4,347,256
Net unrealized appreciation on investments         8,940,359
                                                ------------
Net assets                                      $ 94,913,495
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $ 70,333,174
                                                ============
Shares of capital stock outstanding                6,005,059
                                                ============
Net asset value per share outstanding           $      11.71
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 24,580,321
                                                ============
Shares of capital stock outstanding                2,103,114
                                                ============
Net asset value per share outstanding           $      11.69
                                                ============

M- 172   MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                       $  580,762
  Interest                                               138
                                                  ----------
    Total income                                     580,900
                                                  ----------
EXPENSES:
  Manager                                            334,264
  Custodian                                           25,719
  Service                                             19,965
  Professional                                        17,698
  Shareholder communication                           13,297
  Portfolio pricing                                    6,196
  Directors                                            2,048
  Miscellaneous                                        7,771
                                                  ----------
    Total expenses before reimbursement              426,958
  Expense reimbursement from Manager                 (21,606)
                                                  ----------
    Net expenses                                     405,352
                                                  ----------
Net investment income                                175,548
                                                  ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                   3,809,468
Net increase from payment by affiliate for loss
  on the disposal of investment in violation of
  restrictions                                           409
Net change in unrealized appreciation on
  investments                                        797,381
                                                  ----------
Net realized and unrealized gain on investments    4,607,258
                                                  ----------
Net increase in net assets resulting from
  operations                                      $4,782,806
                                                  ==========

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 173

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2003

                                               2004          2003
INCREASE IN NET ASSETS:
Operations:
 Net investment income                  $   175,548   $   226,410
 Net realized gain on investments         3,809,468     4,508,079
 Net increase from payment by
  affiliate for loss on the disposal
  of investment in violation of
  restrictions                                  409            --
 Net change in unrealized appreciation
  (depreciation) on investments             797,381     8,591,738
                                        -------------------------
 Net increase in net assets resulting
  from operations                         4,782,806    13,326,227
                                        -------------------------

Dividends to shareholders:

 From net investment income:
   Initial Class                                 --      (198,571)
   Service Class                                 --       (26,563)
                                        -------------------------
 Total dividends to shareholders                 --      (225,134)
                                        -------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                         13,133,289    18,988,558
   Service Class                         14,873,567     8,285,865

 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
   Initial Class                                 --       198,571
   Service Class                                 --        26,563
                                        -------------------------
                                         28,006,856    27,499,557

 Cost of shares redeemed:
   Initial Class                         (1,943,376)   (4,197,983)
   Service Class                           (214,128)      (57,250)
                                        -------------------------
                                         (2,157,504)   (4,255,233)
                                        -------------------------
    Increase in net assets derived
     from capital share transactions     25,849,352    23,244,324
                                        -------------------------
    Net increase in net assets           30,632,158    36,345,417

NET ASSETS:
Beginning of period                      64,281,337    27,935,920
                                        -------------------------
End of period                           $94,913,495   $64,281,337
                                        =========================
Accumulated undistributed net
  investment income at end of period    $   181,479   $     5,931
                                        =========================

M- 174   MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                     INITIAL CLASS                              SERVICE CLASS
                                -------------------------------------------------------   -------------------------
                                                                             JULY 2,                     JUNE 5,
                                SIX MONTHS                                   2001(A)      SIX MONTHS     2003(A)
                                  ENDED              YEAR ENDED              THROUGH        ENDED        THROUGH
                                 JUNE 30,           DECEMBER 31,           DECEMBER 31,    JUNE 30,    DECEMBER 31,
                                  2004*          2003           2002           2001         2004*          2003
Net asset value at beginning
 of period                       $ 11.01       $  8.16        $  9.40        $ 10.00       $ 11.00        $ 9.28
                                 -------       -------        -------        -------       -------        ------
Net investment income               0.03          0.05(b)        0.02           0.02          0.02          0.03(b)
Net realized and unrealized
 gain (loss) on investments         0.67          2.84          (1.24)         (0.60)         0.67          1.72
                                 -------       -------        -------        -------       -------        ------
Total from investment
 operations                         0.70          2.89          (1.22)         (0.58)         0.69          1.75
                                 -------       -------        -------        -------       -------        ------
Less dividends:
 From net investment income           --         (0.04)         (0.02)         (0.02)           --         (0.03)
                                 -------       -------        -------        -------       -------        ------
Net asset value at end of
 period                          $ 11.71       $ 11.01        $  8.16        $  9.40       $ 11.69        $11.00
                                 =======       =======        =======        =======       =======        ======
Total investment return             6.37%(c)     35.43%        (12.92%)        (5.86%)(c)     6.24%(c)     18.89%(c)
Ratios (to average net
 assets)/Supplemental Data:
   Net investment income            0.50%+        0.55%          0.39%          0.44%+        0.25%+        0.30%+(d)
   Net expenses                     0.98%+        0.98%          0.98%          0.98%+        1.23%+        1.23%+
   Expenses (before
     reimbursement)                 1.03%+        1.18%          1.34%          1.84%+        1.28%+        1.43%+
Portfolio turnover rate              106%          202%           217%            74%          106%          202%
Net assets at end of period
 (in 000's)                      $70,333       $55,351        $27,936        $12,741       $24,580        $8,930

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
+    Annualized.
*    Unaudited.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 175

PORTFOLIO OF INVESTMENTS JUNE 30, 2004 UNAUDITED


                                                        SHARES          VALUE

COMMON STOCKS (99.1%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.3%)
Alliant Techsystems, Inc. (a)                           28,300   $  1,792,522
L-3 Communications Holdings, Inc.                       22,700      1,516,360
United Defense Industries, Inc. (a)                     49,200      1,722,000
                                                                 ------------
                                                                    5,030,882
                                                                 ------------
AUTOMOBILES (1.6%)

VWinnebago Industries, Inc.                             64,500      2,404,560
                                                                 ------------

BIOTECHNOLOGY (0.8%)
Gilead Sciences, Inc. (a)                               18,700      1,252,900
                                                                 ------------

CAPITAL MARKETS (2.3%)
Affiliated Managers Group, Inc. (a)                     40,750      2,052,577
E*TRADE Financial Corp. (a)                            124,900      1,392,635
                                                                 ------------
                                                                    3,445,212
                                                                 ------------
COMMERCIAL BANKS (2.4%)
UCBH Holdings, Inc.                                     40,600      1,604,512
Westcorp                                                44,800      2,036,160
                                                                 ------------
                                                                    3,640,672
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (0.9%)
Universal Technical
  Institute, Inc. (a)                                   35,400      1,414,938
                                                                 ------------

COMMUNICATIONS EQUIPMENT (3.9%)
Avocent Corp. (a)                                       29,700      1,091,178
Emulex Corp. (a)                                        59,100        845,721
InterDigital Communications Corp. (a)                   72,900      1,371,249
QLogic Corp. (a)                                        56,500      1,502,335
UTStarcom, Inc. (a)                                     34,300      1,037,575
                                                                 ------------
                                                                    5,848,058
                                                                 ------------
COMPUTERS & PERIPHERALS (1.6%)
Maxtor Corp. (a)                                       123,900        821,457
Storage Technology Corp. (a)                            53,000      1,537,000
                                                                 ------------
                                                                    2,358,457
                                                                 ------------
CONSTRUCTION & ENGINEERING (1.9%)
Fluor Corp.                                             35,300      1,682,751
Jacobs Engineering Group, Inc. (a)                      28,400      1,118,392
                                                                 ------------
                                                                    2,801,143
                                                                 ------------
CONSTRUCTION MATERIALS (1.7%)

VEagle Materials, Inc.                                  33,289      2,364,185
Eagle Materials, Inc. Class B                            2,081        144,109
                                                                 ------------
                                                                    2,508,294
                                                                 ------------
CONSUMER FINANCE (2.3%)
Capital One Financial Corp.                             28,200      1,928,316
Providian Financial Corp. (a)                          102,000      1,496,340
                                                                 ------------
                                                                    3,424,656
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (0.7%)
Assured Guaranty Ltd. (a)                               62,400      1,057,680
                                                                 ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (3.2%)
Amphenol Corp. Class A (a)                              40,000      1,332,800
CDW Corp.                                               28,100      1,791,656
Garmin Ltd.                                             47,300      1,751,992
                                                                 ------------
                                                                    4,876,448
                                                                 ------------



                                                        SHARES          VALUE
ENERGY EQUIPMENT & SERVICES (1.2%)
National-Oilwell, Inc. (a)                              56,900   $  1,791,781
                                                                 ------------

HEALTH CARE EQUIPMENT & SUPPLIES (6.6%)
Cooper Cos., Inc. (The)                                 35,800      2,261,486

VCytyc Corp. (a)                                        91,000      2,308,670
Fisher Scientific
  International, Inc. (a)                               26,000      1,501,500
St. Jude Medical, Inc. (a)                              21,500      1,626,475
Varian Medical Systems, Inc. (a)                        27,500      2,182,125
                                                                 ------------
                                                                    9,880,256
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (10.6%)
Caremark Rx, Inc. (a)                                   46,900      1,544,886

VCoventry Health Care, Inc. (a)                         60,300      2,948,670
First Health Group Corp. (a)                            59,000        920,990
Henry Schein, Inc. (a)                                  21,200      1,338,568

VOxford Health Plans, Inc.                              48,200      2,652,928
PacifiCare Health Systems, Inc. (a)                     59,500      2,300,270
Patterson Dental Co. (a)                                15,900      1,216,191
Pharmaceutical Product Development, Inc. (a)            41,300      1,312,101
Quest Diagnostics, Inc.                                 21,300      1,809,435
                                                                 ------------
                                                                   16,044,039
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (2.0%)
Boyd Gaming Corp.                                       52,000      1,381,640
Penn National Gaming, Inc. (a)                          50,000      1,660,000
                                                                 ------------
                                                                    3,041,640
                                                                 ------------
HOUSEHOLD DURABLES (12.4%)
Centex Corp.                                            29,100      1,331,325

VD.R. Horton, Inc.                                      88,250      2,506,300
Harman International
  Industries, Inc.                                      24,300      2,211,300
Hovnanian Enterprises, Inc. Class A (a)                 44,100      1,530,711
KB HOME                                                 25,000      1,715,750
Lennar Corp. Class A                                    41,200      1,842,464
Lennar Corp. Class B                                     2,140         88,660
M.D.C. Holdings, Inc.                                   22,460      1,428,681

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

M- 176   MainStay VP Mid Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.



                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
HOUSEHOLD DURABLES (CONTINUED)
Mohawk Industries, Inc. (a)                             27,100   $  1,987,243
Ryland Group, Inc. (The)                                20,200      1,579,640

VToro Co. (The)                                         35,300      2,473,471
                                                                 ------------
                                                                   18,695,545
                                                                 ------------
IT SERVICES (2.3%)
Acxiom Corp.                                            75,500      1,874,665
Affiliated Computer Services, Inc. Class A (a)          30,000      1,588,200
                                                                 ------------
                                                                    3,462,865
                                                                 ------------
LEISURE EQUIPMENT & PRODUCTS (1.0%)
Brunswick Corp.                                         38,700      1,578,960
                                                                 ------------

MACHINERY (2.0%)
Oshkosh Truck Corp.                                     30,100      1,725,031
SPX Corp.                                               28,800      1,337,472
                                                                 ------------
                                                                    3,062,503
                                                                 ------------
METALS & MINING (2.2%)
Arch Coal, Inc.                                         44,800      1,639,232
Peabody Energy Corp.                                    31,200      1,746,888
                                                                 ------------
                                                                    3,386,120
                                                                 ------------
OIL & GAS (0.9%)
Chesapeake Energy Corp.                                 88,500      1,302,720
                                                                 ------------

PHARMACEUTICALS (4.2%)
American Pharmaceutical
  Partners, Inc. (a)                                    44,350      1,347,353
Barr Pharmaceuticals, Inc. (a)                          32,250      1,086,825
Endo Pharmaceuticals
  Holdings, Inc. (a)                                    62,400      1,463,280

VEon Labs, Inc. (a)                                     57,900      2,369,847
                                                                 ------------
                                                                    6,267,305
                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.6%)
Altera Corp. (a)                                        46,400      1,031,008
Integrated Circuit Systems, Inc. (a)                    43,100      1,170,596
Novellus Systems, Inc. (a)                              30,900        971,496
NVIDIA Corp. (a)                                        47,300        969,650
Semtech Corp. (a)                                       51,300      1,207,602
Silicon Laboratories, Inc. (a)                          32,500      1,506,375
                                                                 ------------
                                                                    6,856,727
                                                                 ------------
SOFTWARE (8.1%)
Activision, Inc. (a)                                   108,600      1,726,740
Amdocs Ltd. (a)                                         52,000      1,218,360
Autodesk, Inc.                                          41,000      1,755,210
BMC Software, Inc. (a)                                  62,400      1,154,400
FactSet Research Systems, Inc.                          40,000      1,890,800
Siebel Systems, Inc. (a)                                81,400        869,352
Symantec Corp. (a)                                      52,000      2,276,560
Synopsys, Inc. (a)                                      47,900      1,361,797
                                                                 ------------
                                                                   12,253,219
                                                                 ------------
SPECIALTY RETAIL (4.8%)
AutoZone, Inc. (a)                                      15,700      1,257,570

VChico's FAS, Inc. (a)                                  56,200      2,537,992



                                                        SHARES          VALUE
Claire's Stores, Inc.                                   72,600   $  1,575,420
Michaels Stores, Inc.                                   33,800      1,859,000
                                                                 ------------
                                                                    7,229,982
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (3.3%)
Coach, Inc. (a)                                         50,500      2,282,095
Columbia Sportswear Co. (a)                             26,500      1,447,430
Warnaco Group, Inc. (The) (a)                           61,400      1,305,978
                                                                 ------------
                                                                    5,035,503
                                                                 ------------
THRIFTS & MORTGAGE FINANCE (6.3%)
Doral Financial Corp.                                   43,550      1,502,475
IndyMac Bancorp, Inc.                                   71,700      2,265,720

VNew Century Financial Corp.                            51,400      2,406,548
New York Community Bancorp, Inc.                        87,100      1,709,773
PMI Group, Inc. (The)                                   35,400      1,540,608
                                                                 ------------
                                                                    9,425,124
                                                                 ------------
Total Common Stocks
  (Cost $126,699,900)                                             149,378,189
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT          VALUE

SHORT-TERM INVESTMENTS (4.8%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (2.1%)
Merrill Lynch & Co., Inc.
  1.43%, due 7/1/04                                 $3,235,000      3,235,000
                                                                 ------------
Total Commercial Paper
  (Cost $3,235,000)                                                 3,235,000
                                                                 ------------

FEDERAL AGENCY (2.7%)
Federal Home Loan Bank
  1.13%, due 7/2/04                                  4,015,000      4,014,874
                                                                 ------------
Total Federal Agency
  (Cost $4,014,874)                                                 4,014,874
                                                                 ------------
Total Short-Term Investments
  (Cost $7,249,874)                                                 7,249,874
                                                                 ------------
Total Investments
  (Cost $133,949,774) (b)                                103.9%   156,628,063(c)
Liabilities in Excess of
  Cash and Other Assets                                   (3.9)    (5,935,662)
                                                    ----------   ------------
Net Assets                                               100.0%  $150,692,401
                                                    ==========   ============

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 177

(a)  Non-income producing security.
(b) The cost for federal income tax purposes is $134,140,499.
(c)  At June 30, 2004 net unrealized appreciation was
     $22,487,564, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $26,899,596 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,412,032.

M- 178   MainStay VP Mid Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $133,949,774)                $156,628,063
Cash                                                   4,042
Receivables:
  Investment securities sold                       3,000,000
  Fund shares sold                                   224,409
  Dividends                                           46,716
Other assets                                           2,582
                                                ------------
    Total assets                                 159,905,812
                                                ------------
LIABILITIES:
Payables:
  Investment securities purchased                  9,068,224
  Manager                                             89,586
  NYLIFE Distributors                                  8,233
  Custodian                                            7,991
  Fund shares redeemed                                   239
Accrued expenses                                      39,138
                                                ------------
    Total liabilities                              9,213,411
                                                ------------
Net assets                                      $150,692,401
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                                 $    108,144
  Service Class                                       43,514
Additional paid-in capital                       133,902,937
Accumulated net investment loss                     (293,079)
Accumulated net realized loss on investments      (5,747,404)
Net unrealized appreciation on investments        22,678,289
                                                ------------
Net assets                                      $150,692,401
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $107,535,814
                                                ============
Shares of capital stock outstanding               10,814,356
                                                ============
Net asset value per share outstanding           $       9.94
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 43,156,587
                                                ============
Shares of capital stock outstanding                4,351,385
                                                ============
Net asset value per share outstanding           $       9.92
                                                ============

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 179

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                   $  274,805
  Interest                                             8,417
                                                  ----------
    Total income                                     283,222
                                                  ----------
EXPENSES:
  Manager                                            475,733
  Service                                             36,795
  Professional                                        20,383
  Shareholder communication                           19,500
  Custodian                                           10,619
  Directors                                            3,099
  Portfolio pricing                                    1,807
  Miscellaneous                                        8,365
                                                  ----------
    Total expenses                                   576,301
                                                  ----------
Net investment loss                                 (293,079)
                                                  ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                   2,424,438
Net change in unrealized appreciation on
  investments                                      3,568,323
                                                  ----------
Net realized and unrealized gain on investments    5,992,761
                                                  ----------
Net increase in net assets resulting from
  operations                                      $5,699,682
                                                  ==========

(a) Dividends recorded net of foreign withholding taxes in the amount of $1,539.

M- 180   MainStay VP Mid Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2003

                                              2004           2003
INCREASE IN NET ASSETS:
Operations:
 Net investment loss                  $   (293,079)  $   (287,590)
 Net realized gain (loss) on
  investments                            2,424,438     (1,945,913)
 Net change in unrealized
  appreciation (depreciation) on
  investments                            3,568,323     20,457,689
                                      ---------------------------
 Net increase in net assets
  resulting from operations              5,699,682     18,224,186
                                      ---------------------------

Capital share transactions:

 Net proceeds from sale of shares:
   Initial Class                        23,752,493     47,169,766
   Service Class                        25,481,706     16,117,063
                                      ---------------------------
                                        49,234,199     63,286,829

 Cost of shares redeemed:
   Initial Class                        (4,513,890)    (3,683,456)
   Service Class                          (350,322)      (435,043)
                                      ---------------------------
                                        (4,864,212)    (4,118,499)
                                      ---------------------------
    Increase in net assets derived
     from capital share transactions    44,369,987     59,168,330
                                      ---------------------------
    Net increase in net assets          50,069,669     77,392,516

NET ASSETS:
Beginning of period                    100,622,732     23,230,216
                                      ---------------------------
End of period                         $150,692,401   $100,622,732
                                      ===========================
Accumulated net investment loss at
 end of period                        $   (293,079)  $         --
                                      ===========================

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 181

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                 INITIAL CLASS                          SERVICE CLASS
                                -----------------------------------------------   -------------------------
                                                                     JULY 2,                     JUNE 5,
                                SIX MONTHS                           2001(A)      SIX MONTHS     2003(A)
                                  ENDED          YEAR ENDED          THROUGH        ENDED        THROUGH
                                 JUNE 30,       DECEMBER 31,       DECEMBER 31,    JUNE 30,    DECEMBER 31,
                                  2004*        2003       2002         2001         2004*          2003
Net asset value at beginning
  of period                      $   9.47    $  6.54    $  9.16      $ 10.00       $  9.45       $  7.77
                                 --------    -------    -------      -------       -------       -------
Net investment loss (b)             (0.02)     (0.04)     (0.05)       (0.02)        (0.03)        (0.03)
Net realized and unrealized
  gain (loss) on investments         0.49       2.97      (2.57)       (0.82)         0.50          1.71
                                 --------    -------    -------      -------       -------       -------
Total from investment
  operations                         0.47       2.93      (2.62)       (0.84)         0.47          1.68
                                 --------    -------    -------      -------       -------       -------
Net asset value at end of
  period                         $   9.94    $  9.47    $  6.54      $  9.16       $  9.92       $  9.45
                                 ========    =======    =======      =======       =======       =======
Total investment return              5.05%(c)   44.78%   (28.59%)      (8.43%)(c)     4.91%(c)     21.71%(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss             (0.40%)+   (0.57%)    (0.67%)      (0.41%)+      (0.65%)+      (0.82%)+(d)
    Net expenses                     0.85%+     0.97%      0.97%        0.97%+        1.10%+        1.22%+
    Expenses (before
      reimbursement)                 0.85%+     0.97%      1.10%        1.79%+        1.10%+        1.22%+
Portfolio turnover rate                15%        38%       163%          57%           15%           38%
Net assets at end of period
  (in 000's)                     $107,536    $83,839    $23,230      $13,967       $43,157       $16,783

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
+    Annualized.
*    Unaudited.

M- 182   MainStay VP Mid Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

PORTFOLIO OF INVESTMENTS JUNE 30, 2004 UNAUDITED


                                                        SHARES          VALUE
COMMON STOCKS (87.0%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.2%)
Raytheon Co.                                            67,300   $  2,407,321
                                                                 ------------
AUTO COMPONENTS (1.7%)
Delphi Corp.                                           201,200      2,148,816
TRW Automotive Holdings Corp. (a)                       77,400      1,458,990
                                                                 ------------
                                                                    3,607,806
                                                                 ------------
CHEMICALS (4.5%)
Air Products & Chemicals, Inc.                          13,650        715,943
Arch Chemicals, Inc.                                   104,700      3,017,454
Crompton Corp.                                         423,400      2,667,420
IMC Global, Inc. (a)                                    12,500        167,500
Olin Corp.                                             150,975      2,660,179
                                                                 ------------
                                                                    9,228,496
                                                                 ------------
COMMERCIAL BANKS (4.4%)
Compass Bancshares, Inc.                                76,870      3,305,410
Hibernia Corp. Class A                                  37,897        920,897
Marshall & Ilsley Corp.                                 27,373      1,070,011
SouthTrust Corp.                                        98,159      3,809,551
                                                                 ------------
                                                                    9,105,869
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (2.9%)
Imagistics International, Inc. (a)                       5,236        185,354
VPitney Bowes, Inc.                                    132,000      5,841,000
                                                                 ------------
                                                                    6,026,354
                                                                 ------------
COMMUNICATIONS EQUIPMENT (0.2%)
Tellabs, Inc. (a)                                       51,900        453,606
                                                                 ------------
CONTAINERS & PACKAGING (7.3%)
Smurfit-Stone Container Corp. (a)                      291,500      5,815,425
VTemple-Inland, Inc.                                   134,000      9,279,500
                                                                 ------------
                                                                   15,094,925
                                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.8%)
ALLTEL Corp.                                            33,200      1,680,584
                                                                 ------------
ELECTRIC UTILITIES (4.4%)
DTE Energy Co.                                          63,400      2,570,236
Entergy Corp.                                           39,000      2,184,390
PG&E Corp. (a)                                          31,194        871,560
PPL Corp.                                               73,100      3,355,290
                                                                 ------------
                                                                    8,981,476
                                                                 ------------
ENERGY EQUIPMENT & SERVICES (13.7%)
Diamond Offshore Drilling, Inc.                         42,200      1,005,626
VENSCO International, Inc.                             285,900      8,319,690
Pride International, Inc. (a)                          119,400      2,042,934
VRowan Cos., Inc. (a)                                  434,400     10,568,952
VTransocean, Inc. (a)                                  213,400      6,175,796
                                                                 ------------
                                                                   28,112,998
                                                                 ------------


                                                        SHARES          VALUE
FOOD & STAPLES RETAILING (0.8%)
Safeway, Inc. (a)                                       68,300   $  1,730,722
                                                                 ------------

FOOD PRODUCTS (0.5%)
Cadbury Schweppes ADR (b)                               27,600        968,208
                                                                 ------------

HEALTH CARE PROVIDERS & SERVICES (1.2%)
Apria Healthcare Group, Inc. (a)                        57,600      1,653,120
Universal Health Services, Inc.
  Class B ADR (b)                                       17,500        803,075
                                                                 ------------
                                                                    2,456,195
                                                                 ------------
INSURANCE (2.6%)
Axis Capital Holdings, Ltd.                              4,800        134,400
Hartford Financial Services Group, Inc. (The)           60,200      4,138,148
St. Paul Travelers Cos., Inc. (The)                     26,600      1,078,364
                                                                 ------------
                                                                    5,350,912
                                                                 ------------
IT SERVICES (0.9%)
Computer Sciences Corp. (a)                             40,200      1,866,485
                                                                 ------------

LEISURE EQUIPMENT & PRODUCTS (1.2%)
Callaway Golf Co.                                      123,500      1,400,490
Mattel, Inc.                                            55,000      1,003,750
                                                                 ------------
                                                                    2,404,240
                                                                 ------------
MACHINERY (12.4%)
AGCO Corp. (a)                                         131,300      2,674,581
VCummins, Inc.                                         109,800      6,862,500
VNavistar International Corp. (a)                      253,680      9,832,637
VTimken Co. (The)                                      230,300      6,100,647
                                                                 ------------
                                                                   25,470,365
                                                                 ------------
MEDIA (0.8%)
Regal Entertainment Group Class A                       91,000      1,647,100
                                                                 ------------

MULTI-UTILITIES & UNREGULATED POWER (0.6%)
Constellation Energy Group, Inc.                        32,400      1,227,960
                                                                 ------------

OIL & GAS (7.6%)
Burlington Resources, Inc.                              52,800      1,910,304
VKerr-McGee Corp.                                      134,700      7,242,819
Premcor, Inc. (a)                                       51,800      1,942,500

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 183


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
OIL & GAS (CONTINUED)
Unocal Corp.                                            60,800   $  2,310,400
Valero Energy Corp.                                     28,800      2,124,288
                                                                 ------------
                                                                   15,530,311
                                                                 ------------
PAPER & FOREST PRODUCTS (6.0%)
VBowater, Inc.                                         224,810      9,349,848
MeadWestvaco Corp.                                      98,351      2,890,536
                                                                 ------------
                                                                   12,240,384
                                                                 ------------
REAL ESTATE (0.8%)
Highwoods Properties, Inc.                              67,300      1,581,550
                                                                 ------------

ROAD & RAIL (3.1%)
Burlington Northern Santa Fe Corp.                     139,600      4,895,772
CSX Corp.                                               44,100      1,445,157
                                                                 ------------
                                                                    6,340,929
                                                                 ------------
SOFTWARE (0.4%)
BMC Software, Inc. (a)                                  44,500        823,250
                                                                 ------------

SPECIALTY RETAIL (3.8%)
Boise Cascade Corp.                                    149,900      5,642,236
Limited Brands                                          43,100        805,970
Payless ShoeSource, Inc. (a)                            95,300      1,420,923
                                                                 ------------
                                                                    7,869,129
                                                                 ------------
THRIFTS & MORTGAGE FINANCE (3.2%)
PMI Group, Inc. (The)                                   92,200      4,012,544
Sovereign Bancorp, Inc.                                115,041      2,542,406
                                                                 ------------
                                                                    6,554,950
                                                                 ------------
Total Common Stocks
  (Cost $152,363,121)                                             178,762,125
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (14.1%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (6.6%)
AIG Funding, Inc.
  1.00%, due 7/1/04                                 $  695,000        695,000
Merrill Lynch & Co. Inc.
  1.43%, due 7/1/04                                  3,440,000      3,440,000
Morgan Stanley Dean Witter & Co. 1.171%, due
  7/16/04                                            8,930,000      8,925,645
Prudential Funding LLC
  1.051%, due 7/6/04                                   595,000        594,913
                                                                 ------------
Total Commercial Paper
  (Cost $13,655,558)                                               13,655,558
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FEDERAL AGENCIES (4.8%)
Federal Home Loan Bank
  1.071%, due 7/9/04                                $  305,000   $    304,927
  1.13%, due 7/2/04                                  3,860,000      3,859,879
Federal Home Loan Mortgage Corporation
  1.151%, due 7/15/04                                5,735,000      5,732,435
                                                                 ------------
Total Federal Agencies
  (Cost $9,897,241)                                                 9,897,241
                                                                 ------------

                                                        SHARES          VALUE
INVESTMENT COMPANY (2.7%)
Merrill Lynch Premier
  Institutional Fund                                 5,584,729      5,584,729
                                                                 ------------
Total Investment Company
  (Cost $5,584,729)                                                 5,584,729
                                                                 ------------
Total Short-Term Investments
  (Cost $29,137,528)                                               29,137,528
                                                                 ------------
Total Investments
  (Cost $181,500,649) (c)                                101.1%   207,899,653(d)
Liabilities in Excess of Cash and Other Assets            (1.1)   (2,306,754)
                                                    ----------   ------------
Net Assets                                               100.0%  $205,592,899
                                                    ----------   ------------

(a)  Non-income producing security.
(b)  ADR -- American Depositary Receipt.
(c) The cost for federal income tax purposes is $181,655,937.
(d)  At June 30, 2004 net unrealized appreciation was
     $26,243,716, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $28,259,916 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,016,200.

M- 184   MainStay VP Mid Cap Value Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $181,500,649)                $207,899,653
Cash                                                     355
Receivables:
  Investment securities sold                       3,000,000
  Fund shares sold                                   438,324
  Dividends                                          316,315
Other assets                                           3,554
                                                ------------
    Total assets                                 211,658,201
                                                ------------
LIABILITIES:
Payables:
  Investment securities purchased                  5,880,504
  Manager                                            112,774
  Shareholder communication                           33,568
  NYLIFE Distributors                                  8,203
  Custodian                                            7,936
  Fund shares redeemed                                    10
Accrued expenses                                      22,307
                                                ------------
    Total liabilities                              6,065,302
                                                ------------
Net assets                                      $205,592,899
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                                 $    143,003
  Service Class                                       38,633
Additional paid-in capital                       177,048,424
Accumulated undistributed net investment
  income                                           1,217,907
Accumulated undistributed net realized gain on
  investments                                        745,928
Net unrealized appreciation on investments        26,399,004
                                                ------------
Net assets                                      $205,592,899
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $161,937,001
                                                ============
Shares of capital stock outstanding               14,300,345
                                                ============
Net asset value per share outstanding           $      11.32
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 43,655,898
                                                ============
Shares of capital stock outstanding                3,863,254
                                                ============
Net asset value per share outstanding           $      11.30
                                                ============

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 185

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                      $ 1,892,119
  Interest                                            70,260
                                                 -----------
    Total income                                   1,962,379
                                                 -----------
EXPENSES:
  Manager                                            625,991
  Service                                             36,313
  Shareholder communication                           32,319
  Professional                                        23,241
  Custodian                                           11,687
  Directors                                            4,340
  Portfolio pricing                                    1,437
  Miscellaneous                                        9,144
                                                 -----------
    Total expenses                                   744,472
                                                 -----------
Net investment income                              1,217,907
                                                 -----------

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
Net realized gain on investments                   3,404,472
Net change in unrealized appreciation on
  investments                                      6,887,087
                                                 -----------
Net realized and unrealized gain on investments   10,291,559
                                                 -----------
Net increase in net assets resulting from
  operations                                     $11,509,466
                                                 ===========

M- 186   MainStay VP Mid Cap Value Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2003

                                              2004           2003
INCREASE IN NET ASSETS:
Operations:
 Net investment income                $  1,217,907   $  1,325,290
 Net realized gain on investments        3,404,472      3,939,121
 Net change in unrealized
  appreciation on investments            6,887,087     26,168,345
                                      ---------------------------
 Net increase in net assets
  resulting from operations             11,509,466     31,432,756
                                      ---------------------------

Dividends to shareholders:

 From net investment income:
   Initial Class                                --     (1,207,211)
   Service Class                                --       (135,516)
                                      ---------------------------
 Total dividends to shareholders                --     (1,342,727)
                                      ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                        15,146,352     36,089,827
   Service Class                        24,358,045     15,944,392

 Net asset value of shares issued
  to shareholders in reinvestment of
  dividends:
   Initial Class                                --      1,207,211
   Service Class                                --        135,516
                                      ---------------------------
                                        39,504,397     53,376,946

 Cost of shares redeemed:
   Initial Class                        (4,510,150)    (8,465,482)
   Service Class                          (171,167)      (133,110)
                                      ---------------------------
                                        (4,681,317)    (8,598,592)
                                      ---------------------------
    Increase in net assets derived
     from capital share transactions    34,823,080     44,778,354
                                      ---------------------------
    Net increase in net assets          46,332,546     74,868,383

NET ASSETS:
Beginning of period                    159,260,353     84,391,970
                                      ---------------------------
End of period                         $205,592,899   $159,260,353
                                      ===========================
Accumulated undistributed net
 investment income at end of period   $  1,217,907   $         --
                                      ===========================

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 187

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                  INITIAL CLASS                            SERVICE CLASS
                                --------------------------------------------------   -------------------------
                                                                        JULY 2,                     JUNE 5,
                                SIX MONTHS                              2001(A)      SIX MONTHS     2003(A)
                                  ENDED            YEAR ENDED           THROUGH        ENDED        THROUGH
                                 JUNE 30,         DECEMBER 31,        DECEMBER 31,    JUNE 30,    DECEMBER 31,
                                  2004*        2003          2002         2001         2004*          2003
Net asset value at beginning
  of period                      $  10.65    $   8.33      $  9.85      $ 10.00       $ 10.64       $  9.18
                                 --------    --------      -------      -------       -------       -------
Net investment income                0.07        0.11(b)      0.09         0.05          0.05          0.05(b)
Net realized and unrealized
  gain (loss) on investments         0.60        2.30        (1.52)       (0.15)         0.61          1.50
                                 --------    --------      -------      -------       -------       -------
Total from investment
  operations                         0.67        2.41        (1.43)       (0.10)         0.66          1.55
                                 --------    --------      -------      -------       -------       -------
Less dividends:
  From net investment income           --       (0.09)       (0.09)       (0.05)           --         (0.09)
                                 --------    --------      -------      -------       -------       -------
Net asset value at end of
  period                         $  11.32    $  10.65      $  8.33      $  9.85       $ 11.30       $ 10.64
                                 ========    ========      =======      =======       =======       =======
Total investment return              6.34%(c)    28.97%     (14.57%)      (1.03%)(c)     6.21%(c)     16.89%(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income            1.37%+      1.21%        1.39%        1.60%+        1.12%+        0.96%+(d)
    Net expenses                     0.79%+      0.84%        0.89%        0.89%+        1.04%+        1.09%+
    Expenses (before
      reimbursement)                 0.79%+      0.84%        0.92%        1.29%+        1.04%+        1.09%+
Portfolio turnover rate                12%         34%          46%          21%           12%           34%
Net assets at end of period
  (in 000's)                     $161,937    $141,877      $84,392      $29,821       $43,656       $17,384

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
+    Annualized.
*    Unaudited.

M- 188   MainStay VP Mid Cap Value Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

PORTFOLIO OF INVESTMENTS JUNE 30, 2004 UNAUDITED


                                                         SHARES            VALUE
COMMON STOCKS (95.4%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.9%)
Boeing Co. (The)                                        102,425   $    5,232,893
General Dynamics Corp.                                   24,031        2,386,278
Goodrich Corp.                                           14,241          460,411
Honeywell International, Inc.                           104,420        3,824,905
Lockheed Martin Corp.                                    54,415        2,833,933
Northrop Grumman Corp.                                   43,670        2,345,079
Raytheon Co.                                             54,371        1,944,851
Rockwell Collins, Inc.                                   21,771          725,410
United Technologies Corp.                                62,395        5,707,895
                                                                  --------------
                                                                      25,461,655
                                                                  --------------
AIR FREIGHT & LOGISTICS (1.0%)
FedEx Corp.                                              36,434        2,976,293
Ryder System, Inc.                                        7,679          307,698
United Parcel Service, Inc. Class B                     136,800       10,283,256
                                                                  --------------
                                                                      13,567,247
                                                                  --------------
AIRLINES (0.1%)
Delta Air Lines, Inc. (a)                                15,077          107,348
Southwest Airlines Co.                                   95,362        1,599,221
                                                                  --------------
                                                                       1,706,569
                                                                  --------------
AUTO COMPONENTS (0.2%)
Cooper Tire & Rubber Co.                                  9,066          208,518
Dana Corp.                                               18,133          355,407
Delphi Corp.                                             68,305          729,498
Goodyear Tire &
  Rubber Co. (The) (a)                                   20,219          183,791
Johnson Controls, Inc.                                   22,956        1,225,391
Visteon Corp.                                            16,720          195,122
                                                                  --------------
                                                                       2,897,727
                                                                  --------------
AUTOMOBILES (0.7%)
Ford Motor Co.                                          222,136        3,476,428
General Motors Corp.                                     68,228        3,178,743
Harley-Davidson, Inc.                                    35,777        2,216,027
                                                                  --------------
                                                                       8,871,198
                                                                  --------------
BEVERAGES (2.6%)
Adolph Coors Co. Class B                                  4,419          319,670
Anheuser-Busch Cos., Inc.                                97,557        5,268,078
Brown-Forman Corp. Class B                               14,774          713,141
Coca-Cola Co. (The) (c)                                 295,549       14,919,314
Coca-Cola Enterprises, Inc.                              56,428        1,635,848
Pepsi Bottling Group, Inc. (The)                         31,510          962,315
PepsiCo, Inc.                                           207,196       11,163,721
                                                                  --------------
                                                                      34,982,087
                                                                  --------------
BIOTECHNOLOGY (1.0%)
Amgen, Inc. (a)                                         154,329        8,421,734
Biogen Idec, Inc. (a)                                    41,216        2,606,912
Chiron Corp. (a)                                         22,786        1,017,167


                                                         SHARES            VALUE
Genzyme Corp. (a)                                        27,500   $    1,301,575
MedImmune, Inc. (a)                                      30,715          718,731
                                                                  --------------
                                                                      14,066,119
                                                                  --------------
BUILDING PRODUCTS (0.2%)
American Standard Cos., Inc. (a)                         26,400        1,064,184
Masco Corp.                                              53,166        1,657,716
                                                                  --------------
                                                                       2,721,900
                                                                  --------------
CAPITAL MARKETS (3.3%)
Bank of New York Co., Inc. (The)                         93,862        2,767,052
Bear Stearns Cos., Inc. (The)                            12,755        1,075,374
Charles Schwab Corp. (The)                              163,969        1,575,742
E*TRADE Financial Corp. (a)                              44,400          495,060
Federated Investors, Inc. Class B                        13,200          400,488
Franklin Resources, Inc.                                 30,550        1,529,944
Goldman Sachs
  Group, Inc. (The)                                      58,600        5,517,776
J.P. Morgan Chase & Co.                                 252,731        9,798,381
Janus Capital Group, Inc.                                29,210          481,673
Lehman Brothers Holdings, Inc.                           33,525        2,522,756
Mellon Financial Corp.                                   51,528        1,511,316
Merrill Lynch & Co., Inc.                               116,632        6,295,795
Morgan Stanley                                          133,500        7,044,795
Northern Trust Corp.                                     27,039        1,143,209
State Street Corp.                                       40,748        1,998,282
T. Rowe Price Group, Inc.                                15,260          769,104
                                                                  --------------
                                                                      44,926,747
                                                                  --------------
CHEMICALS (1.5%)
Air Products & Chemicals, Inc.                           27,789        1,457,533
Dow Chemical Co. (The)                                  113,522        4,620,346
E.I. du Pont de Nemours & Co.                           121,427        5,393,787
Eastman Chemical Co.                                      9,490          438,723
Ecolab, Inc.                                             31,714        1,005,334
Engelhard Corp.                                          15,542          502,162
Great Lakes Chemical Corp.                                6,233          168,665
Hercules, Inc. (a)                                       13,120          159,933
International Flavors & Fragrances, Inc.                 11,542          431,671
Monsanto Co.                                             31,994        1,231,769
PPG Industries, Inc.                                     20,713        1,294,355
Praxair, Inc.                                            39,678        1,583,549
Rohm & Haas Co.                                          27,085        1,126,194
Sigma-Aldrich Corp.                                       8,343          497,326
                                                                  --------------
                                                                      19,911,347
                                                                  --------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings,
  excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                       www.mainstayfunds.com   M- 189


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
COMMERCIAL BANKS (5.9%)
AmSouth Bancorp.                                         42,588   $    1,084,716
VBank of America Corp.                                  247,430       20,937,527
Bank One Corp.                                          136,045        6,938,295
BB&T Corp.                                               68,085        2,517,102
Charter One Financial, Inc.                              27,087        1,196,975
Comerica, Inc.                                           21,070        1,156,322
Fifth Third Bancorp                                      68,267        3,671,399
First Horizon National Corp.                             15,300          695,691
Huntington Bancshares, Inc.                              27,737          635,177
KeyCorp                                                  49,815        1,488,970
M&T Bank Corp.                                           14,400        1,257,120
Marshall & Ilsley Corp.                                  27,350        1,069,112
National City Corp.                                      75,410        2,640,104
North Fork Bancorp., Inc.                                20,700          787,635
PNC Financial Services
  Group, Inc. (The)                                      34,028        1,806,206
Regions Financial Corp.                                  27,082          989,847
SouthTrust Corp.                                         40,031        1,553,603
SunTrust Banks, Inc.                                     34,219        2,223,893
Synovus Financial Corp.                                  36,767          930,940
U.S. Bancorp                                            230,006        6,338,965
Union Planters Corp.                                     22,902          682,709
Wachovia Corp.                                          159,771        7,109,810
Wells Fargo & Co.                                       204,799       11,720,647
Zions Bancorp                                            10,911          670,481
                                                                  --------------
                                                                      80,103,246
                                                                  --------------
COMMERCIAL SERVICES & SUPPLIES (1.1%)
Allied Waste Industries, Inc. (a)                        38,961          513,506
Apollo Group, Inc. Class A (a)                           21,400        1,889,406
Avery Dennison Corp.                                     13,389          857,030
Cendant Corp.                                           123,230        3,016,670
Cintas Corp.                                             20,763          989,772
Deluxe Corp.                                              6,136          266,916
Donnelley (R.R.) & Sons Co.                              26,025          859,345
Equifax, Inc.                                            16,617          411,271
H&R Block, Inc.                                          21,193        1,010,482
Monster Worldwide, Inc. (a)                              14,267          366,947
Pitney Bowes, Inc.                                       28,087        1,242,850
Robert Half
  International, Inc. (a)                                20,727          617,043
Waste Management, Inc.                                   70,110        2,148,872
                                                                  --------------
                                                                      14,190,110
                                                                  --------------
COMMUNICATIONS EQUIPMENT (3.0%)
ADC Telecommunications, Inc. (a)                         97,948          278,172
Andrew Corp. (a)                                         19,471          389,615
Avaya, Inc. (a)                                          52,823          834,075
CIENA Corp. (a)                                          69,763          259,518


                                                         SHARES            VALUE
COMMUNICATIONS EQUIPMENT (CONTINUED)
Cisco Systems, Inc. (a)                                 820,598   $   19,448,173
Comverse Technology, Inc. (a)                            22,947          457,563
Corning, Inc. (a)                                       165,325        2,159,145
JDS Uniphase Corp. (a)                                  174,720          662,189
Lucent Technologies, Inc. (a)                           517,772        1,957,178
Motorola, Inc.                                          284,461        5,191,413
QLogic Corp. (a)                                         11,548          307,061
QUALCOMM, Inc.                                           98,213        7,167,585
Scientific-Atlanta, Inc.                                 18,138          625,761
Tellabs, Inc. (a)                                        50,311          439,718
                                                                  --------------
                                                                      40,177,166
                                                                  --------------
COMPUTERS & PERIPHERALS (3.5%)
Apple Computer, Inc. (a)                                 46,163        1,502,144
Dell, Inc. (a)                                          306,157       10,966,544
EMC Corp. (a)                                           296,627        3,381,548
Gateway, Inc. (a)                                        45,553          204,988
Hewlett-Packard Co.                                     370,500        7,817,550
International Business Machines Corp.                   204,506       18,027,204
Lexmark International, Inc. (a)                          15,748        1,520,154
NCR Corp. (a)                                            11,737          582,038
Network Appliance, Inc. (a)                              41,591          895,454
Silicon Graphics, Inc. (a)                                   63              139
Sun Microsystems, Inc. (a)                              403,614        1,751,685
                                                                  --------------
                                                                      46,649,448
                                                                  --------------
CONSTRUCTION & ENGINEERING (0.0%) (B)
Fluor Corp.                                               9,837          468,930
                                                                  --------------

CONSTRUCTION MATERIALS (0.0%) (B)
Vulcan Materials Co.                                     12,424          590,761
                                                                  --------------

CONSUMER FINANCE (1.2%)
American Express Co.                                    155,077        7,967,856
Capital One Financial Corp.                              29,082        1,988,627
MBNA Corp.                                              155,062        3,999,049
Providian Financial Corp. (a)                            35,298          517,822
SLM Corp.                                                53,223        2,152,870
                                                                  --------------
                                                                      16,626,224
                                                                  --------------
CONTAINERS & PACKAGING (0.2%)
Ball Corp.                                                6,966          501,900
Bemis Co., Inc.                                          12,954          365,951
Pactiv Corp. (a)                                         18,556          462,787
Sealed Air Corp. (a)                                     10,208          543,780
Temple-Inland, Inc.                                       6,625          458,781
                                                                  --------------
                                                                       2,333,199
                                                                  --------------
DISTRIBUTORS (0.1%)
Genuine Parts Co.                                        21,313          845,700
                                                                  --------------

M- 190   MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (2.3%)
VCitigroup, Inc.                                        627,202   $   29,164,893
Moody's Corp.                                            18,058        1,167,630
Principal Financial Group, Inc.                          38,950        1,354,681
                                                                  --------------
                                                                      31,687,204
                                                                  --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.7%)
ALLTEL Corp.                                             37,442        1,895,314
AT&T Corp.                                               95,926        1,403,398
BellSouth Corp.                                         222,216        5,826,504
CenturyTel, Inc.                                         16,864          506,595
Citizens Communications Co. (a)                          33,672          407,431
Qwest Communications International, Inc. (a)            215,248          772,740
SBC Communications, Inc.                                401,989        9,748,233
Sprint Corp. (FON Group)                                172,479        3,035,630
Verizon Communications, Inc.                            336,022       12,160,636
                                                                  --------------
                                                                      35,756,481
                                                                  --------------
ELECTRIC UTILITIES (2.0%)
Allegheny Energy, Inc. (a)                               15,528          239,286
Ameren Corp.                                             22,069          948,084
American Electric
  Power Co., Inc.                                        48,083        1,538,656
CenterPoint Energy, Inc.                                 37,339          429,398
Cinergy Corp.                                            21,688          824,144
CMS Energy Corp. (a)                                     19,614          179,076
Consolidated Edison, Inc.                                29,149        1,158,964
Dominion Resources, Inc.                                 39,586        2,497,085
DTE Energy Co.                                           21,061          853,813
Edison International                                     39,825        1,018,325
Entergy Corp.                                            27,994        1,567,944
Exelon Corp.                                             80,078        2,665,797
FirstEnergy Corp.                                        40,100        1,500,141
FPL Group, Inc.                                          22,306        1,426,469
PG&E Corp. (a)                                           50,824        1,420,023
Pinnacle West Capital Corp.                              11,069          447,077
PPL Corp.                                                21,767          999,105
Progress Energy, Inc.                                    29,947        1,319,165
Public Service Enterprise Group, Inc.                    28,618        1,145,579
Southern Co. (The)                                       89,008        2,594,583
TECO Energy, Inc.                                        22,821          273,624
TXU Corp.                                                39,407        1,596,378
Xcel Energy, Inc.                                        48,685          813,526
                                                                  --------------
                                                                      27,456,242
                                                                  --------------
ELECTRICAL EQUIPMENT (0.4%)
American Power
  Conversion Corp.                                       23,968          470,971
Cooper Industries, Ltd. Class A                          11,307          671,749
Emerson Electric Co.                                     51,280        3,258,844


                                                         SHARES            VALUE
ELECTRICAL EQUIPMENT (CONTINUED)
Power-One, Inc. (a)                                       9,385   $      103,047
Rockwell Automation, Inc.                                22,671          850,389
Thomas & Betts Corp. (a)                                  7,369          200,658
                                                                  --------------
                                                                       5,555,658
                                                                  --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.5%)
Agilent Technologies, Inc. (a)                           58,471        1,712,031
Jabil Circuit, Inc. (a)                                  24,143          607,921
Molex, Inc.                                              23,293          747,239
PerkinElmer, Inc.                                        15,427          309,157
Sanmina-SCI Corp. (a)                                    62,290          566,839
Solectron Corp. (a)                                     116,459          753,490
Symbol Technologies, Inc.                                27,765          409,256
Tektronix, Inc.                                          10,369          352,753
Thermo Electron Corp. (a)                                19,938          612,894
Waters Corp. (a)                                         14,550          695,199
                                                                  --------------
                                                                       6,766,779
                                                                  --------------
ENERGY EQUIPMENT & SERVICES (0.9%)
Baker Hughes, Inc.                                       40,780        1,535,367
BJ Services Co. (a)                                      19,300          884,712
Halliburton Co.                                          53,310        1,613,161
Nabors Industries, Ltd. (a)                              17,800          804,916
Noble Corp. (a)                                          16,429          622,495
Rowan Cos., Inc. (a)                                     12,665          308,139
Schlumberger Ltd.                                        71,565        4,545,093
Transocean, Inc. (a)                                     39,075        1,130,831
                                                                  --------------
                                                                      11,444,714
                                                                  --------------
FOOD & STAPLES RETAILING (3.3%)
Albertson's, Inc.                                        44,866        1,190,744
Costco Wholesale Corp.                                   55,539        2,280,987
CVS Corp.                                                47,961        2,015,321
Kroger Co. (The) (a)                                     90,510        1,647,282
Safeway, Inc. (a)                                        54,015        1,368,740
SUPERVALU, Inc.                                          16,377          501,300
Sysco Corp.                                              77,558        2,782,005
Walgreen Co.                                            124,386        4,504,017
VWal-Mart Stores, Inc.                                  520,495       27,461,316
Winn-Dixie Stores, Inc.                                  18,613          134,014
                                                                  --------------
                                                                      43,885,726
                                                                  --------------
FOOD PRODUCTS (1.2%)
Archer-Daniels-Midland Co.                               78,957        1,324,898
Campbell Soup Co.                                        50,164        1,348,408
ConAgra Foods, Inc.                                      64,123        1,736,451
General Mills, Inc.                                      45,550        2,164,992
H.J. Heinz Co.                                           43,004        1,685,757
Hershey Foods Corp.                                      31,434        1,454,451
Kellogg Co.                                              50,153        2,098,903
McCormick & Co., Inc.                                    17,000          578,000

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                       www.mainstayfunds.com   M- 191


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
FOOD PRODUCTS (CONTINUED)
Sara Lee Corp.                                           96,203   $    2,211,707
Wm. Wrigley Jr. Co.                                      27,274        1,719,626
                                                                  --------------
                                                                      16,323,193
                                                                  --------------
GAS UTILITIES (0.3%)
KeySpan Corp.                                            19,120          701,704
Kinder Morgan, Inc.                                      14,888          882,710
Nicor, Inc.                                               5,413          183,880
NiSource, Inc.                                           32,221          664,397
Peoples Energy Corp.                                      4,470          188,410
Sempra Energy                                            27,907          960,838
                                                                  --------------
                                                                       3,581,939
                                                                  --------------
HEALTH CARE EQUIPMENT & SUPPLIES (2.1%)
Applera Corp. Applied Biosystems Group                   24,454          531,875
Bausch & Lomb, Inc.                                       6,506          423,345
Baxter International, Inc.                               74,240        2,562,022
Becton, Dickinson & Co.                                  30,644        1,587,359
Biomet, Inc.                                             30,872        1,371,952
Boston Scientific Corp. (a)                             101,356        4,338,037
C.R. Bard, Inc.                                          12,516          709,031
Guidant Corp.                                            37,828        2,113,829
Hospira, Inc. (a)                                        18,978          523,793
Medtronic, Inc                                          147,249        7,173,971
Millipore Corp. (a)                                       5,745          323,846
St. Jude Medical, Inc. (a)                               21,378        1,617,246
Stryker Corp.                                            48,530        2,669,150
Zimmer Holdings, Inc. (a)                                29,616        2,612,131
                                                                  --------------
                                                                      28,557,587
                                                                  --------------
HEALTH CARE PROVIDERS & SERVICES (2.0%)
Aetna, Inc.                                              18,474        1,570,290
AmerisourceBergen Corp.                                  13,385          800,155
Anthem, Inc. (a)                                         16,873        1,511,146
Cardinal Health, Inc.                                    52,279        3,662,144
Caremark Rx, Inc. (a)                                    55,500        1,828,170
CIGNA Corp.                                              17,075        1,174,931
Express Scripts, Inc. (a)                                 9,600          760,608
HCA, Inc.                                                58,922        2,450,566
Health Management Associates, Inc. Class A               29,200          654,664
Humana, Inc. (a)                                         19,879          335,955
IMS Health, Inc.                                         28,987          679,455
Manor Care, Inc.                                         10,973          358,598
McKesson Corp.                                           35,537        1,219,985
Medco Health Solutions, Inc. (a)                         32,996        1,237,350
Quest Diagnostics, Inc.                                  12,600        1,070,370
Tenet Healthcare Corp. (a)                               56,832          762,117


                                                         SHARES            VALUE
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
UnitedHealth Group, Inc.                                 74,774   $    4,654,681
WellPoint Health Networks, Inc. (a)                      18,852        2,111,613
                                                                  --------------
                                                                      26,842,798
                                                                  --------------
HOTELS, RESTAURANTS & LEISURE (1.3%)
Carnival Corp.                                           76,739        3,606,733
Darden Restaurants, Inc.                                 20,026          411,534
Harrah's Entertainment, Inc.                             13,364          722,992
Hilton Hotels Corp.                                      45,998          858,316
International Game Technology                            42,020        1,621,972
Marriott International, Inc. Class A                     27,787        1,386,016
McDonald's Corp.                                        153,331        3,986,606
Starbucks Corp. (a)                                      48,150        2,093,562
Starwood Hotels & Resorts Worldwide, Inc.                24,845        1,114,298
Wendy's International, Inc.                              14,136          492,498
Yum! Brands, Inc. (a)                                    35,564        1,323,692
                                                                  --------------
                                                                      17,618,219
                                                                  --------------
HOUSEHOLD DURABLES (0.5%)
Black & Decker Corp. (The)                                9,528          591,975
Centex Corp.                                             14,992          685,884
Fortune Brands, Inc.                                     17,700        1,335,111
KB HOME                                                   5,761          395,378
Leggett & Platt, Inc.                                    23,465          626,750
Maytag Corp.                                              9,620          235,786
Newell Rubbermaid, Inc.                                  33,696          791,856
Pulte Homes, Inc.                                        15,230          792,417
Snap-on, Inc.                                             7,071          237,232
Stanley Works (The)                                       9,861          449,464
Whirlpool Corp.                                           8,314          570,340
                                                                  --------------
                                                                       6,712,193
                                                                  --------------
HOUSEHOLD PRODUCTS (1.9%)
Clorox Co. (The)                                         25,679        1,381,017
Colgate-Palmolive Co.                                    64,728        3,783,352
Kimberly-Clark Corp.                                     61,029        4,020,590
Procter & Gamble Co. (The)                              311,932       16,981,578
                                                                  --------------
                                                                      26,166,537
                                                                  --------------
INDUSTRIAL CONGLOMERATES (4.4%)
3M Co.                                                   95,074        8,557,611
VGeneral Electric Co. (c)                             1,280,860       41,499,864
Textron, Inc.                                            16,667          989,186
Tyco International Ltd.                                 243,497        8,069,491
                                                                  --------------
                                                                      59,116,152
                                                                  --------------
INSURANCE (4.4%)
ACE, Ltd.                                                34,000        1,437,520
AFLAC, Inc.                                              61,677        2,517,038
Allstate Corp. (The)                                     85,308        3,971,087
Ambac Financial Group, Inc.                              12,911          948,184

M- 192   MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
INSURANCE (CONTINUED)
VAmerican International Group, Inc.                     316,484   $   22,558,979
Aon Corp.                                                38,063        1,083,654
Chubb Corp. (The)                                        22,825        1,556,208
Cincinnati Financial Corp.                               20,736          902,431
Hartford Financial Services Group, Inc. (The)            35,410        2,434,083
Jefferson-Pilot Corp.                                    17,100          868,680
Lincoln National Corp.                                   21,642        1,022,585
Loews Corp.                                              22,545        1,351,798
Marsh & McLennan Cos., Inc.                              63,508        2,881,993
MBIA, Inc.                                               17,763        1,014,623
MetLife, Inc.                                            91,990        3,297,841
Progressive Corp. (The)                                  26,394        2,251,408
Prudential Financial, Inc.                               63,816        2,965,530
SAFECO Corp.                                             16,964          746,416
St. Paul Travelers Cos., Inc. (The)                      80,609        3,267,889
Torchmark Corp.                                          13,492          725,870
UnumProvident Corp.                                      35,150          558,885
XL Capital Ltd. Class A                                  16,671        1,257,994
                                                                  --------------
                                                                      59,620,696
                                                                  --------------
INTERNET & CATALOG RETAIL (0.5%)
eBay, Inc. (a)                                           79,800        7,337,610
                                                                  --------------

INTERNET SOFTWARE & SERVICES (0.4%)
Yahoo!, Inc. (a)                                        163,470        5,938,865
                                                                  --------------

IT SERVICES (1.1%)
Affiliated Computer Services, Inc. Class A (a)           16,500          873,510
Automatic Data Processing, Inc.                          71,692        3,002,461
Computer Sciences Corp. (a)                              22,880        1,062,318
Convergys Corp. (a)                                      17,946          276,368
Electronic Data Systems Corp.                            58,269        1,115,851
First Data Corp.                                        105,905        4,714,891
Fiserv, Inc. (a)                                         23,517          914,576
Paychex, Inc.                                            45,857        1,553,635
Sabre Holdings Corp.                                     17,401          482,182
SunGard Data Systems, Inc. (a)                           34,600          899,600
Unisys Corp. (a)                                         39,977          554,881
                                                                  --------------
                                                                      15,450,273
                                                                  --------------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Brunswick Corp.                                          11,544          470,995
Eastman Kodak Co.                                        34,974          943,599
Hasbro, Inc.                                             21,189          402,591
Mattel, Inc.                                             52,252          953,599
                                                                  --------------
                                                                       2,770,784
                                                                  --------------


                                                         SHARES            VALUE
MACHINERY (1.4%)
Caterpillar, Inc.                                        41,518   $    3,298,190
Crane Co.                                                 7,261          227,923
Cummins, Inc.                                             5,184          324,000
Danaher Corp.                                            37,202        1,928,924
Deere & Co.                                              29,993        2,103,709
Dover Corp.                                              24,703        1,039,996
Eaton Corp.                                              18,452        1,194,583
Illinois Tool Works, Inc.                                37,565        3,602,108
Ingersoll-Rand Co. Class A                               21,056        1,438,335
ITT Industries, Inc.                                     11,150          925,450
Navistar International Corp. (a)                          8,322          322,561
PACCAR, Inc.                                             21,267        1,233,273
Pall Corp.                                               15,026          393,531
Parker-Hannifin Corp.                                    14,435          858,305
                                                                  --------------
                                                                      18,890,888
                                                                  --------------
MEDIA (3.4%)
Clear Channel Communications, Inc.                       74,916        2,768,146
Comcast Corp. Class A (a)                               272,123        7,627,608
Dow Jones & Co., Inc.                                     9,961          449,241
Gannett Co., Inc.                                        33,051        2,804,377
Interpublic Group of Cos., Inc. (The) (a)                50,390          691,855
Knight-Ridder, Inc.                                       9,590          690,480
McGraw-Hill Cos., Inc. (The)                             23,107        1,769,303
Meredith Corp.                                            6,060          333,058
New York Times Co. (The) Class A                         18,433          824,139
Omnicom Group, Inc.                                      23,115        1,754,197
Time Warner, Inc. (a)                                   553,860        9,736,859
Tribune Co.                                              40,170        1,829,342
Univision Communications, Inc. Class A (a)               39,257        1,253,476
Viacom, Inc. Class B                                    210,249        7,510,094
Walt Disney Co. (The)                                   249,046        6,348,183
                                                                  --------------
                                                                      46,390,358
                                                                  --------------
METALS & MINING (0.7%)
Alcoa, Inc.                                             105,613        3,488,397
Allegheny Technologies, Inc.                             10,703          193,189
Freeport-McMoRan Copper & Gold, Inc. Class B             21,491          712,427
Newmont Mining Corp.                                     53,800        2,085,288
Nucor Corp.                                               9,588          735,975
Phelps Dodge Corp. (a)                                   11,301          875,941
United States Steel Corp.                                13,744          482,689
Worthington Industries, Inc.                             10,447          214,477
                                                                  --------------
                                                                       8,788,383
                                                                  --------------
MULTILINE RETAIL (1.0%)
Big Lots, Inc. (a)                                       14,261          206,214
Dillard's, Inc. Class A                                  10,148          226,300

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                       www.mainstayfunds.com   M- 193


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
MULTILINE RETAIL (CONTINUED)
Dollar General Corp.                                     40,693   $      795,955
Family Dollar Stores, Inc.                               20,941          637,025
Federated Department Stores, Inc.                        21,921        1,076,321
J.C. Penney Co., Inc. Holding Co.                        34,197        1,291,279
Kohl's Corp. (a)                                         41,413        1,750,942
May Department Stores Co. (The)                          35,189          967,346
Nordstrom, Inc.                                          16,577          706,346
Sears, Roebuck and Co.                                   25,777          973,339
Target Corp.                                            110,898        4,709,838
                                                                  --------------
                                                                      13,340,905
                                                                  --------------
MULTI-UTILITIES & UNREGULATED POWER (0.4%)
AES Corp. (The) (a)                                      77,304          767,629
Calpine Corp. (a)                                        50,447          217,931
Constellation Energy Group, Inc.                         20,183          764,936
Duke Energy Corp.                                       111,069        2,253,590
Dynegy, Inc. Class A (a)                                 44,305          188,739
El Paso Corp.                                            76,424          602,221
Williams Cos., Inc. (The)                                63,110          751,009
                                                                  --------------
                                                                       5,546,055
                                                                  --------------
OFFICE ELECTRONICS (0.1%)
Xerox Corp. (a)                                          96,389        1,397,641
                                                                  --------------

OIL & GAS (5.3%)
Amerada Hess Corp.                                       10,865          860,399
Anadarko Petroleum Corp.                                 30,343        1,778,100
Apache Corp.                                             39,478        1,719,267
Ashland, Inc.                                             8,265          436,475
Burlington Resources, Inc.                               48,060        1,738,811
ChevronTexaco Corp.                                     129,933       12,227,995
ConocoPhillips                                           83,185        6,346,184
Devon Energy Corp.                                       29,144        1,923,504
EOG Resources, Inc.                                      14,186          847,046
VExxonMobil Corp.                                       793,719       35,249,061
Kerr-McGee Corp.                                         18,150          975,925
Marathon Oil Corp.                                       41,666        1,576,641
Occidental Petroleum Corp.                               47,127        2,281,418
Sunoco, Inc.                                              9,185          584,350
Unocal Corp.                                             31,947        1,213,986
Valero Energy Corp.                                      15,400        1,135,904
                                                                  --------------
                                                                      70,895,066
                                                                  --------------
PAPER & FOREST PRODUCTS (0.5%)
Georgia-Pacific Corp.                                    30,526        1,128,851
International Paper Co.                                  58,955        2,635,289


                                                         SHARES            VALUE
PAPER & FOREST PRODUCTS (CONTINUED)
Louisiana-Pacific Corp.                                  12,728   $      301,017
MeadWestvaco Corp.                                       24,457          718,791
Weyerhaeuser Co.                                         29,299        1,849,353
                                                                  --------------
                                                                       6,633,301
                                                                  --------------
PERSONAL PRODUCTS (0.6%)
Alberto-Culver Co.                                       10,919          547,479
Avon Products, Inc.                                      57,496        2,652,865
Gillette Co. (The)                                      121,767        5,162,921
                                                                  --------------
                                                                       8,363,265
                                                                  --------------
PHARMACEUTICALS (7.6%)
Abbott Laboratories                                     189,284        7,715,216
Allergan, Inc.                                           15,969        1,429,545
Bristol-Myers Squibb Co.                                236,071        5,783,739
Forest Laboratories, Inc. (a)                            44,836        2,539,063
VJohnson & Johnson                                      360,281       20,067,652
King Pharmaceuticals, Inc. (a)                           29,428          336,951
Lilly (Eli) & Co.                                       136,890        9,569,980
Merck & Co., Inc.                                       269,625       12,807,187
Mylan Laboratories, Inc.                                 32,500          658,125
VPfizer, Inc.                                           925,994       31,743,074
Schering-Plough Corp.                                   178,966        3,307,292
Watson Pharmaceuticals, Inc. (a)                         13,004          349,807
Wyeth                                                   161,724        5,847,940
                                                                  --------------
                                                                     102,155,571
                                                                  --------------
REAL ESTATE (0.4%)
Apartment Investment & Management Co. Class A            11,500          357,995
Equity Office Properties Trust                           48,521        1,319,771
Equity Residential                                       33,800        1,004,874
Plum Creek Timber Co., Inc.                              22,200          723,276
ProLogis                                                 21,900          720,948
Simon Property Group, Inc.                               25,300        1,300,926
                                                                  --------------
                                                                       5,427,790
                                                                  --------------
ROAD & RAIL (0.4%)
Burlington Northern Santa Fe Corp.                       45,310        1,589,021
CSX Corp.                                                26,049          853,626
Norfolk Southern Corp.                                   47,564        1,261,397
Union Pacific Corp.                                      31,455        1,870,000
                                                                  --------------
                                                                       5,574,044
                                                                  --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.5%)
Advanced Micro Devices, Inc. (a)                         41,981          667,498
Altera Corp. (a)                                         45,468        1,010,299
Analog Devices, Inc.                                     45,414        2,138,091
Applied Materials, Inc. (a)                             204,350        4,009,347
Applied Micro Circuits Corp. (a)                         37,496          199,479
Broadcom Corp. Class A (a)                               38,078        1,780,908

M- 194   MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
VIntel Corp.                                            784,918   $   21,663,737
KLA-Tencor Corp. (a)                                     23,652        1,167,936
Linear Technology Corp.                                  37,531        1,481,349
LSI Logic Corp. (a)                                      45,783          348,866
Maxim Integrated Products, Inc.                          39,105        2,049,884
Micron Technology, Inc. (a)                              74,384        1,138,819
National Semiconductor Corp. (a)                         43,284          951,815
Novellus Systems, Inc. (a)                               18,186          571,768
NVIDIA Corp. (a)                                         20,100          412,050
PMC-Sierra, Inc. (a)                                     20,577          295,280
Teradyne, Inc. (a)                                       22,925          520,397
Texas Instruments, Inc.                                 210,105        5,080,339
Xilinx, Inc.                                             41,887        1,395,256
                                                                  --------------
                                                                      46,883,118
                                                                  --------------
SOFTWARE (4.3%)
Adobe Systems, Inc.                                      29,007        1,348,826
Autodesk, Inc.                                           13,476          576,908
BMC Software, Inc. (a)                                   27,043          500,296
Citrix Systems, Inc. (a)                                 19,848          404,105
Computer Associates International, Inc.                  70,771        1,985,834
Compuware Corp. (a)                                      46,210          304,986
Electronic Arts, Inc. (a)                                36,622        1,997,730
Intuit, Inc. (a)                                         23,226          896,059
Mercury Interactive Corp. (a)                            10,971          546,685
VMicrosoft Corp. (c)                                  1,310,036       37,414,628
Novell, Inc. (a)                                         47,454          398,139
Oracle Corp. (a)                                        630,455        7,521,328
Parametric Technology Corp. (a)                          32,262          161,310
PeopleSoft, Inc. (a)                                     44,206          817,811
Siebel Systems, Inc. (a)                                 61,011          651,597
Symantec Corp. (a)                                       37,800        1,654,884
VERITAS Software Corp. (a)                               51,889        1,437,325
                                                                  --------------
                                                                      58,618,451
                                                                  --------------
SPECIALTY RETAIL (2.2%)
AutoNation, Inc. (a)                                     32,996          564,232
AutoZone, Inc. (a)                                       10,117          810,372
Bed Bath & Beyond, Inc. (a)                              36,501        1,403,463


                                                         SHARES            VALUE
SPECIALTY RETAIL (CONTINUED)
Best Buy Co., Inc.                                       39,287   $    1,993,422
Boise Cascade Corp.                                      10,351          389,612
Circuit City Stores, Inc.                                25,333          328,062
Gap, Inc. (The)                                         108,812        2,638,691
Home Depot, Inc. (The)                                  269,722        9,494,214
Limited Brands                                           56,532        1,057,148
Lowe's Cos., Inc.                                        95,669        5,027,406
Office Depot, Inc. (a)                                   37,690          675,028
RadioShack Corp.                                         19,901          569,766
Sherwin-Williams Co. (The)                               17,410          723,386
Staples, Inc.                                            60,638        1,777,300
Tiffany & Co.                                            17,702          652,319
TJX Cos., Inc. (The)                                     60,032        1,449,172
Toys "R" Us, Inc. (a)                                    25,959          413,527
                                                                  --------------
                                                                      29,967,120
                                                                  --------------
TEXTILES, APPAREL & LUXURY GOODS (0.3%)
Jones Apparel Group, Inc.                                15,600          615,888
Liz Claiborne, Inc.                                      12,992          467,452
NIKE, Inc. Class B                                       32,260        2,443,695
Reebok International Ltd.                                 7,241          260,531
V.F. Corp.                                               13,168          641,282
                                                                  --------------
                                                                       4,428,848
                                                                  --------------
THRIFTS & MORTGAGE FINANCE (1.7%)
Countrywide Financial Corp.                              33,729        2,369,462
Fannie Mae                                              117,626        8,393,791
Freddie Mac                                              83,522        5,286,943
Golden West Financial Corp.                              18,494        1,966,837
MGIC Investment Corp.                                    12,062          915,023
Sovereign Bancorp, Inc.                                  18,400          406,640
Washington Mutual, Inc.                                 104,931        4,054,534
                                                                  --------------
                                                                      23,393,230
                                                                  --------------
TOBACCO (1.0%)
Altria Group, Inc.                                      248,867       12,455,793
R.J. Reynolds Tobacco Holdings, Inc.                     10,300          696,177
UST, Inc.                                                20,464          736,704
                                                                  --------------
                                                                      13,888,674
                                                                  --------------
TRADING COMPANIES & DISTRIBUTORS (0.1%)
Grainger (W.W.), Inc.                                    11,113          638,998
                                                                  --------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                       www.mainstayfunds.com   M- 195


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.6%)
AT&T Wireless Services, Inc. (a)                        331,072   $    4,740,951
Nextel Communications, Inc. Class A (a)                 134,377        3,582,491
                                                                  --------------
                                                                       8,323,442
                                                                  --------------
Total Common Stocks
  (Cost $1,151,800,594)                                            1,289,232,178(d)
                                                                  --------------
                                                      PRINCIPAL
                                                         AMOUNT            VALUE
SHORT-TERM INVESTMENTS (4.5%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (3.4%)
7-Eleven, Inc.
  1.25%, due 7/21/04 (c)                            $ 5,400,000        5,396,249
Dealers Capital Access Trust
  1.25%, due 8/6/04 (c)                                 800,000          798,999
  1.40%, due 8/13/04 (c)                              1,200,000        1,197,992
  1.43%, due 8/27/04 (c)                             15,400,000       15,365,128
General Electric Capital Corp.
  1.16%, due 8/2/04 (c)                               2,500,000        2,497,420
  1.19%, due 8/4/04 (c)                               2,100,000        2,097,638
HBOS Treasury Services PLC
  1.15%, due 7/28/04 (c)                                300,000          299,741
Hitachi Credit America Corp.
  1.16%, due 7/15/04 (c)                              1,200,000        1,199,458
ING Funding LLC
  1.22%, due 8/9/04 (c)                               7,400,000        7,390,213
  1.31%, due 8/18/04 (c)                              2,600,000        2,595,457
Ryobi Finance Corp.
  1.37%, due 7/19/04 (c)                                400,000          399,726
Virginia Electric and Power Co.
  1.40%, due 7/9/04 (c)                                 900,000          899,720
Yorkshire Building Society
  1.08%, due 7/7/04 (c)                               3,600,000        3,599,351
  1.14%, due 7/19/04 (c)                                400,000          399,772
  1.25%, due 7/26/04 (c)                              2,000,000        1,998,263
                                                                  --------------
Total Commercial Paper
  (Cost $46,135,127)                                                  46,135,127
                                                                  --------------

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
U.S. GOVERNMENT (1.1%)
United States Treasury Bills
  1.44%, due 10/28/04 (c)                           $10,400,000   $   10,349,050
  1.51%, due 11/4/04 (c)                              4,200,000        4,177,790
                                                                  --------------
Total U.S. Government
  (Cost $14,528,462)                                                  14,526,840
                                                                  --------------
Total Short-Term Investments
  (Cost $60,663,589)                                                  60,661,967
                                                                  --------------
Total Investments
  (Cost $1,212,464,183) (e)                                99.9%   1,349,894,145(f)
Cash and Other Assets,
  Less Liabilities                                          0.1        1,073,557
                                                    -----------   --------------
Net Assets                                                100.0%  $1,350,967,702
                                                    -----------   --------------

                                                    CONTRACTS         UNREALIZED
                                                         LONG    APPRECIATION(G)
FUTURES CONTRACTS (0.1%)
--------------------------------------------------------------------------------
Standard & Poor's 500 Index
  September 2004                                          210   $        845,878
  Mini September 2004                                      19              4,053
                                                                ----------------
Total Futures Contracts
  (Settlement Value $60,954,380) (d)                            $        849,931
                                                                ================

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c) Segregated or designated as collateral for futures contracts.
(d) The combined market value of common stocks and settle-ment value of Standard & Poor's 500 Index futures contracts represents 99.9% of net assets.
(e) The cost for federal income tax purposes is $1,223,499,790.
(f)  At June 30, 2004 net unrealized appreciation was
     $126,394,355, based on cost for federal income tax pur-poses. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $302,513,796 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $176,119,441.
(g) Represents the difference between the value of the con-tracts at the time they were opened and the value at June 30, 2004.

M- 196   MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $1,212,464,183)            $1,349,894,145
Cash                                                 390,064
Receivables:
  Investment securities sold                       3,055,850
  Dividends                                        1,646,546
  Fund shares sold                                   637,022
  Variation margin on futures contracts              455,991
Other assets                                          25,047
                                              --------------
    Total assets                               1,356,104,665
                                              --------------
LIABILITIES:
Payables:
  Investment securities purchased                  3,999,474
  Fund shares redeemed                               339,823
  Shareholder communication                          302,516
  Administrator                                      219,098
  Adviser                                            109,549
  Custodian                                           49,702
  NYLIFE Distributors                                 17,715
Accrued expenses                                      99,086
                                              --------------
    Total liabilities                              5,136,963
                                              --------------
Net assets                                    $1,350,967,702
                                              ==============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                               $      544,023
  Service Class                                       40,043
Additional paid-in capital                     1,299,437,499
Accumulated undistributed net investment
  income                                           8,102,667
Accumulated net realized loss on investments     (95,436,423)
Net unrealized appreciation on investments
  and futures transactions                       138,279,893
                                              --------------
Net assets                                    $1,350,967,702
                                              ==============
INITIAL CLASS
Net assets applicable to outstanding shares   $1,258,523,694
                                              ==============
Shares of capital stock outstanding               54,402,321
                                              ==============
Net asset value per share outstanding         $        23.13
                                              ==============
SERVICE CLASS
Net assets applicable to outstanding shares   $   92,444,008
                                              ==============
Shares of capital stock outstanding                4,004,278
                                              ==============
Net asset value per share outstanding         $        23.09
                                              ==============

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                       www.mainstayfunds.com   M- 197

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                      $10,406,989
  Interest                                           243,181
                                                 -----------
    Total income                                  10,650,170
                                                 -----------
EXPENSES:
  Administration                                   1,312,282
  Advisory                                           656,141
  Shareholder communication                          277,169
  Service                                             81,565
  Custodian                                           76,912
  Professional                                        73,679
  Directors                                           30,770
  Miscellaneous                                       38,985
                                                 -----------
    Total expenses                                 2,547,503
                                                 -----------
Net investment income                              8,102,667
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) from:
  Security transactions                           (3,310,603)
  Futures transactions                               999,546
                                                 -----------
Net realized loss on investments                  (2,311,057)
                                                 -----------
Net change in unrealized depreciation on:
  Security transactions                           36,212,475
  Futures transactions                               (11,754)
                                                 -----------
Net unrealized gain on investments                36,200,721
                                                 -----------
Net realized and unrealized gain on investments   33,889,664
                                                 -----------
Net increase in net assets resulting from
  operations                                     $41,992,331
                                                 ===========

M- 198   MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2003

                                              2004             2003
INCREASE IN NET ASSETS:
Operations:
 Net investment income              $    8,102,667   $   15,028,822
 Net realized loss on investments
  and futures transactions              (2,311,057)     (18,541,477)
 Net change in unrealized
  appreciation (depreciation) on
  investments and futures
  transactions                          36,200,721      277,146,705
                                    -------------------------------
 Net increase in net assets
  resulting from operations             41,992,331      273,634,050
                                    -------------------------------
Dividends and distributions to
 shareholders:
 From net investment income:
   Initial Class                                --      (14,545,804)
   Service Class                                --         (428,723)
 Return of capital:
   Initial Class                                --         (111,649)
   Service Class                                --           (3,291)
                                    -------------------------------
 Total dividends and distributions
  to shareholders                               --      (15,089,467)
                                    -------------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                        29,287,785       84,842,598
   Service Class                        52,040,294       36,816,399
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions:
   Initial Class                                --       14,657,453
   Service Class                                --          432,014
                                    -------------------------------
                                        81,328,079      136,748,464
 Cost of shares redeemed:
   Initial Class                       (50,266,828)     (93,551,369)
   Service Class                          (938,206)        (195,773)
                                    -------------------------------
                                       (51,205,034)     (93,747,142)
                                    -------------------------------
    Increase in net assets derived
     from capital share
     transactions                       30,123,045       43,001,322
                                    -------------------------------
    Net increase in net assets          72,115,376      301,545,905
NET ASSETS:
Beginning of period                  1,278,852,326      977,306,421
                                    -------------------------------
End of period                       $1,350,967,702   $1,278,852,326
                                    ===============================
Accumulated undistributed net
  investment income at end of
  period                            $    8,102,667   $           --
                                    ===============================

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                       www.mainstayfunds.com   M- 199

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                               INITIAL CLASS
                                ----------------------------------------------------------------------------

                                SIX MONTHS
                                  ENDED
                                 JUNE 30,                        YEAR ENDED DECEMBER 31,
                                  2004*         2003           2002        2001         2000         1999
Net asset value at beginning
 of period                      $   22.40    $    17.68      $  23.14   $    26.88   $    30.50   $    25.89
                                ----------   ----------      --------   ----------   ----------   ----------
Net investment income                0.14(b)       0.27(b)       0.26         0.25         0.27         0.28
Net realized and unrealized
 gain (loss) on investments          0.59          4.72         (5.40)       (3.49)       (3.10)        5.06
                                ----------   ----------      --------   ----------   ----------   ----------
Total from investment
 operations                          0.73          4.99         (5.14)       (3.24)       (2.83)        5.34
                                ----------   ----------      --------   ----------   ----------   ----------
Less dividends and
 distributions:
 From net investment income            --         (0.27)        (0.26)       (0.25)       (0.27)       (0.28)
 From net realized gain on
   investments                         --            --         (0.06)       (0.25)       (0.52)       (0.45)
 Return of capital                     --         (0.00)(c)        --           --           --           --
                                ----------   ----------      --------   ----------   ----------   ----------
Total dividends and
 distributions                         --         (0.27)        (0.32)       (0.50)       (0.79)       (0.73)
                                ----------   ----------      --------   ----------   ----------   ----------
Net asset value at end of
 period                         $   23.13    $    22.40      $  17.68   $    23.14   $    26.88   $    30.50
                                ==========   ==========      ========   ==========   ==========   ==========
Total investment return              3.27%(d)      28.19%      (22.21%)     (12.11%)      (9.32%)      20.70%
Ratios (to average net
 assets)/Supplemental Data:
   Net investment income             1.25%+        1.40%         1.25%        1.01%        0.94%        1.13%
   Expenses                          0.38%+        0.39%         0.38%        0.37%        0.37%        0.36%
Portfolio turnover rate                 1%            3%            5%           4%           6%           3%
Net assets at end of period
 (in 000's)                     $1,258,524   $1,239,412      $977,306   $1,326,940   $1,527,577   $1,521,085

                                      SERVICE CLASS
                                -------------------------
                                               JUNE 5,
                                SIX MONTHS     2003(A)
                                  ENDED        THROUGH
                                 JUNE 30,    DECEMBER 31,
                                  2004*          2003
Net asset value at beginning
 of period                       $ 22.38       $ 19.95
                                 -------       -------
Net investment income               0.12(b)       0.12(b)
Net realized and unrealized
 gain (loss) on investments         0.59          2.56
                                 -------       -------
Total from investment
 operations                         0.71          2.68
                                 -------       -------
Less dividends and
 distributions:
 From net investment income           --         (0.25)
 From net realized gain on
   investments                        --            --
 Return of capital                    --         (0.00)(c)
                                 -------       -------
Total dividends and
 distributions                        --         (0.25)
                                 -------       -------
Net asset value at end of
 period                          $ 23.09       $ 22.38
                                 =======       =======
Total investment return             3.14%(d)     13.50%(d)
Ratios (to average net
 assets)/Supplemental Data:
   Net investment income            1.00%+        1.15%+(e)
   Expenses                         0.63%+        0.64%+
Portfolio turnover rate                1%            3%
Net assets at end of period
 (in 000's)                      $92,444       $39,440

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
+    Annualized.
*    Unaudited.

M- 200   MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

PORTFOLIO OF INVESTMENTS JUNE 30, 2004 UNAUDITED


                                                        SHARES          VALUE

COMMON STOCKS (95.6%)+
-----------------------------------------------------------------------------
AUTOMOBILES (0.9%)
Winnebago Industries, Inc.                              32,900   $  1,226,512
                                                                 ------------

BIOTECHNOLOGY (2.7%)
Alkermes, Inc. (a)                                      52,300        711,280
Nabi Biopharmaceuticals (a)                             41,000        583,020
Neurocrine Biosciences, Inc. (a)                        15,000        777,750
OSI Pharmaceuticals, Inc. (a)                           11,700        824,148
Telik, Inc. (a)                                         35,000        835,450
                                                                 ------------
                                                                    3,731,648
                                                                 ------------
CAPITAL MARKETS (2.9%)
Affiliated Managers
  Group, Inc. (a)                                       28,100      1,415,397
Investors Financial
  Services Corp.                                        30,200      1,316,116
Jefferies Group, Inc.                                   43,700      1,351,204
                                                                 ------------
                                                                    4,082,717
                                                                 ------------
COMMERCIAL BANKS (3.4%)
UCBH Holdings, Inc.                                     38,900      1,537,328
Westcorp                                                34,400      1,563,480
Wintrust Financial Corp.                                31,500      1,591,065
                                                                 ------------
                                                                    4,691,873
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (2.2%)
Corporate Executive Board Co. (The)                     26,200      1,514,098
Kroll, Inc. (a)                                         41,700      1,537,896
                                                                 ------------
                                                                    3,051,994
                                                                 ------------
COMMUNICATIONS EQUIPMENT (3.2%)
Aspect Communications Corp. (a)                         72,400      1,028,080
Avocent Corp. (a)                                       42,100      1,546,754
Inter-Tel, Inc.                                         43,900      1,096,183
Ixia (a)                                                80,800        795,072
                                                                 ------------
                                                                    4,466,089
                                                                 ------------
COMPUTERS & PERIPHERALS (1.1%)
Applied Films Corp. (a)                                 53,000      1,538,060
                                                                 ------------

CONSTRUCTION MATERIALS (0.5%)
Eagle Materials, Inc.                                   10,100        717,302
                                                                 ------------

ELECTRICAL EQUIPMENT (1.3%)
VRoper Industries, Inc.                                 32,600      1,854,940
                                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (6.6%)
Amphenol Corp. Class A (a)                              32,700      1,089,564
Anixter International, Inc.                             21,300        724,839
VFLIR Systems, Inc. (a)                                 35,500      1,948,950
Global Imaging Systems, Inc. (a)                        43,800      1,605,708


                                                        SHARES          VALUE
ELECTRONIC EQUIPMENT & INSTRUMENTS (CONTINUED)
VScanSource, Inc. (a)                                   35,200   $  2,091,584
Trimble Navigation Ltd. (a)                             59,700      1,659,063
                                                                 ------------
                                                                    9,119,708
                                                                 ------------
ENERGY EQUIPMENT & SERVICES (0.6%)
Superior Energy Services, Inc. (a)                      81,800        822,090
                                                                 ------------

HEALTH CARE EQUIPMENT & SUPPLIES (5.7%)
Cooper Cos., Inc. (The)                                 26,100      1,648,737
Cytyc Corp. (a)                                         61,900      1,570,403
DJ Orthopedics, Inc. (a)                                56,000      1,288,000
Integra LifeSciences Holdings (a)                       32,600      1,149,802
Nektar Therapeutics (a)                                 40,900        816,364
Respironics, Inc. (a)                                   19,100      1,122,125
Wilson Greatbatch Technologies, Inc. (a)                13,900        388,505
                                                                 ------------
                                                                    7,983,936
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (6.2%)
Coventry Health Care, Inc. (a)                          26,750      1,308,075
First Health Group Corp. (a)                            50,500        788,305
Molina Healthcare, Inc. (a)                             28,600      1,091,948
Odyssey Healthcare, Inc. (a)                            60,100      1,131,082
PSS World Medical, Inc. (a)                             57,300        641,760
VSierra Health Services, Inc. (a)                       39,300      1,756,710
VVCA Antech, Inc. (a)                                   43,600      1,954,152
                                                                 ------------
                                                                    8,672,032
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (5.5%)
Alliance Gaming Corp. (a)                               31,600        542,256
P.F. Chang's China
  Bistro, Inc. (a)                                      25,000      1,028,750
Panera Bread Co. Class A (a)(b)                         33,900      1,216,332
Penn National Gaming, Inc. (a)                          21,900        727,080
Scientific Games Corp. Class A (a)                      56,700      1,085,238
VStation Casinos, Inc. (b)                              37,200      1,800,480
WMS Industries, Inc. (a)                                40,300      1,200,940
                                                                 ------------
                                                                    7,601,076
                                                                 ------------
HOUSEHOLD DURABLES (7.0%)
Hovnanian Enterprises, Inc. Class A (a)                 42,600      1,478,646
Jarden Corp. (a)                                        38,200      1,374,818
M.D.C. Holdings, Inc.                                   22,530      1,433,133
Meritage Corp. (a)                                      13,700        942,560
Ryland Group, Inc. (The)                                16,500      1,290,300
VWCI Communities, Inc. (a)                              83,100      1,853,961
Yankee Candle Co., Inc. (The) (a)                       47,700      1,395,225
                                                                 ------------
                                                                    9,768,643
                                                                 ------------

+ Percentages indicated are based on Fund net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
INTERNET & CATALOG RETAIL (2.2%)
Coldwater Creek, Inc. (a)                               37,500   $    992,625
VNetflix, Inc. (a)(b)                                   58,100      2,088,695
                                                                 ------------
                                                                    3,081,320
                                                                 ------------
INTERNET SOFTWARE & SERVICES (2.7%)
VDigitas, Inc. (a)                                     159,500      1,759,285
RADWARE Ltd. (a)                                        61,400      1,046,870
United Online, Inc.                                     54,100        952,701
                                                                 ------------
                                                                    3,758,856
                                                                 ------------
IT SERVICES (1.0%)
StarTek, Inc.                                           37,100      1,328,180
                                                                 ------------

MACHINERY (4.2%)
Actuant Corp. Class A (a)                               37,400      1,458,226
CLARCOR, Inc.                                           25,600      1,172,480
Cummins, Inc.                                           25,900      1,618,750
Wabash National Corp. (a)                               58,500      1,611,675
                                                                 ------------
                                                                    5,861,131
                                                                 ------------
MARINE (0.8%)
Kirby Corp. (a)                                         29,600      1,151,440
                                                                 ------------

METALS & MINING (1.0%)
Arch Coal, Inc.                                         37,100      1,357,489
                                                                 ------------

OIL & GAS (1.1%)
Evergreen Resources, Inc. (a)                           35,500      1,434,200
                                                                 ------------
PHARMACEUTICALS (5.4%)
Able Laboratories, Inc. (a)                             25,600        526,336
American Pharmaceutical Partners, Inc. (a)(b)           31,150        946,337
AtheroGenics, Inc. (a)                                  25,100        477,653
K-V Pharmaceutical Co. Class A (a)                      36,900        852,021
Medicines Co. (The) (a)                                 24,100        735,291
Medicis Pharmaceutical Corp. Class A                    28,600      1,142,570
MGI Pharma, Inc. (a)                                    31,700        856,217
Salix Pharmaceuticals, Ltd. (a)                         21,500        708,425
Taro Pharmaceutical Industries Ltd. (a)                 28,300      1,231,050
                                                                 ------------
                                                                    7,475,900
                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (8.6%)
Advanced Energy Industries, Inc. (a)                    53,300        837,876
AMIS Holdings, Inc. (a)                                 48,400        818,928
ATMI, Inc. (a)(b)                                       41,200      1,125,172
August Technology Corp. (a)                             59,900        751,146


                                                        SHARES          VALUE
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
Brooks Automation, Inc. (a)                             53,100   $  1,069,965
Cymer, Inc. (a)                                         34,400      1,287,936
Fairchild Semiconductor
  International, Inc. (a)                               78,300      1,281,771
Integrated Circuit
  Systems, Inc. (a)                                     41,600      1,129,856
MKS Instruments, Inc. (a)                               45,900      1,047,438
Sigmatel, Inc. (a)                                      48,500      1,409,410
Tessera Technologies, Inc. (a)                          67,500      1,216,350
                                                                 ------------
                                                                   11,975,848
                                                                 ------------
SOFTWARE (5.5%)
Altiris, Inc. (a)                                       58,200      1,606,902
Epicor Software Corp. (a)                               97,600      1,371,280
Manhattan Associates, Inc. (a)                          36,100      1,114,768
MICROS Systems, Inc. (a)                                26,700      1,280,799
Open Solutions, Inc. (a)                                38,000        949,240
Progress Software Corp. (a)                             60,100      1,302,367
                                                                 ------------
                                                                    7,625,356
                                                                 ------------
SPECIALTY RETAIL (7.5%)
A.C. Moore Arts &
  Crafts, Inc. (a)                                      30,200        830,802
Advanced Auto Parts, Inc. (a)                           26,400      1,166,352
Guitar Center, Inc. (a)                                 36,400      1,618,708
VHibbett Sporting Goods, Inc. (a)                       67,450      1,844,758
Hot Topic, Inc. (a)                                     49,100      1,006,059
PETCO Animal Supplies, Inc. (a)                         40,200      1,294,842
Select Comfort Corp. (a)                                50,000      1,420,000
Sharper Image Corp. (a)                                 41,000      1,286,990
                                                                 ------------
                                                                   10,468,511
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (1.2%)
Fossil, Inc. (a)                                        61,800      1,684,050
                                                                 ------------

THRIFTS & MORTGAGE FINANCE (1.6%)
Commercial Capital Bancorp, Inc. (a)                    65,466      1,137,144
Dime Community Bancshares                               57,700      1,008,596
                                                                 ------------
                                                                    2,145,740
                                                                 ------------
TRADING COMPANIES & DISTRIBUTORS (2.4%)
Hughes Supply, Inc.                                     27,400      1,614,682
MSC Industrial Direct Co., Inc. Class A                 53,000      1,740,520
                                                                 ------------
                                                                    3,355,202
                                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES (0.6%)
Wireless Facilities, Inc. (a)                           88,700        871,921
                                                                 ------------
Total Common Stocks
  (Cost $113,584,094)                                             132,903,764
                                                                 ------------

M- 202   MainStay VP Small Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (8.0%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (3.4%)
Merrill Lynch & Co., Inc.
  1.43%, due 7/1/04                                 $4,790,000   $  4,790,000
                                                                 ------------
Total Commercial Paper
  (Cost $4,790,000)                                                 4,790,000
                                                                 ------------

                                                        SHARES          VALUE
INVESTMENT COMPANIES (1.1%)
AIM Institutional Funds Group (c)                      117,090        117,090
Merrill Lynch Premier Institutional Fund             1,340,013      1,340,013
                                                                 ------------
Total Investment Companies
  (Cost $1,457,103)                                                 1,457,103
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT          VALUE
REPURCHASE AGREEMENTS (3.5%)
Countrywide Securities Corp.
  1.5699%, dated 4/30/04
  due 7/1/04
  Proceeds at Maturity $899,039 (c)
  (Collateralized by
  Various Bonds
  with a Principal Amount of
  $928,809 and a
  Market Value of $929,789)                         $  899,000        899,000
Credit Suisse First Boston LLC
  1.5499%, dated 3/23/04
  due 7/1/04
  Proceeds at Maturity
  $1,000,042 (c)
  (Collateralized by
  Various Bonds
  with a Principal Amount of
  $967,393 and a
  Market Value of $1,020,041)                        1,000,000      1,000,000
Lehman Brothers, Inc.
  1.5499%, dated 4/14/04
  due 7/1/04
  Proceeds at Maturity $1,500,065 (c)
  (Collateralized by
  Various Bonds
  with a Principal Amount of
  $2,558,130 and a
  Market Value of $1,542,146)                        1,500,000      1,500,000

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
REPURCHASE AGREEMENTS (CONTINUED)
Merrill Lynch Pierce Fenner & Smith, Inc.
  1.5799%, dated 3/30/04
  due 7/1/04
  Proceeds at Maturity
  $1,500,066 (c)
  (Collateralized by
  Various Bonds
  with a Principal Amount of
  $1,487,540 and a
  Market Value of $1,575,017)                       $1,500,000   $  1,500,000
                                                                 ------------
Total Repurchase Agreements
  (Cost $4,899,000)                                                 4,899,000
                                                                 ------------
Total Short-Term Investments
  (Cost $11,146,103)                                               11,146,103
                                                                 ------------
Total Investments
  (Cost $124,730,197) (d)                                103.6%   144,049,867(e)
Liabilities in Excess of
  Cash and Other Assets                                   (3.6)    (5,044,912)
                                                    ----------   ------------
Net Assets                                               100.0%  $139,004,955
                                                    ==========   ============

(a)  Non-income producing security.
(b) Represents a security, or a portion thereof, which is out on loan.
(c) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d) The cost for federal income tax purposes is $124,928,647.
(e)  At June 30, 2004 net unrealized appreciation was
     $19,121,220, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $22,485,190 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,363,970.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $124,730,197) including
  $4,977,670 market value of securities loaned  $144,049,867
Cash                                                   3,526
Cash due to broker                                       400
Receivables:
  Investment securities sold                       2,785,149
  Fund shares sold                                 2,428,294
  Dividends and interest                              15,731
Other assets                                           2,358
                                                ------------
    Total assets                                 149,285,325
                                                ------------
LIABILITIES:
Securities lending collateral                      5,016,490
Payables:
  Investment securities purchased                  4,999,395
  Fund shares redeemed                               114,561
  Manager                                             89,789
  Custodian                                           10,695
  NYLIFE Distributors                                  6,877
Accrued expenses                                      42,563
                                                ------------
    Total liabilities                             10,280,370
                                                ------------
Net assets                                      $139,004,955
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                                 $     98,387
  Service Class                                       38,312
Additional paid-in capital                       122,885,405
Accumulated net investment loss                     (452,595)
Accumulated net realized loss on investments      (2,884,224)
Net unrealized appreciation on investments        19,319,670
                                                ------------
Net assets                                      $139,004,955
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $100,119,849
                                                ============
Shares of capital stock outstanding                9,838,657
                                                ============
Net asset value per share outstanding           $      10.18
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 38,885,106
                                                ============
Shares of capital stock outstanding                3,831,199
                                                ============
Net asset value per share outstanding           $      10.15
                                                ============

M- 204   MainStay VP Small Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                      $   125,720
  Interest                                            13,323
  Income from securities loaned -- net                10,963
                                                 -----------
    Total income                                     150,006
                                                 -----------
EXPENSES:
  Manager                                            601,727
  Service                                             30,960
  Shareholder communication                           22,549
  Professional                                        20,366
  Custodian                                           14,424
  Directors                                            3,037
  Portfolio pricing                                    2,168
  Miscellaneous                                        8,262
                                                 -----------
    Total expenses before reimbursement              703,493
  Expense reimbursement from Manager                (100,892)
                                                 -----------
    Net expenses                                     602,601
                                                 -----------
Net investment loss                                 (452,595)
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on investments                   4,711,402
Net change in unrealized appreciation on
  investments                                     (1,673,499)
                                                 -----------
Net realized and unrealized gain on investments    3,037,903
                                                 -----------
Net increase in net assets resulting from
  operations                                     $ 2,585,308
                                                 ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2003

                                              2004           2003
INCREASE IN NET ASSETS:
Operations:
 Net investment loss                  $   (452,595)  $   (430,501)
 Net realized gain on investments        4,711,402      1,057,811
 Net change in unrealized
  appreciation on investments           (1,673,499)    20,848,719
                                      ---------------------------
 Net increase in net assets
  resulting from operations              2,585,308     21,476,029
                                      ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                        12,860,851     42,064,068
   Service Class                        24,213,734     14,434,170
                                      ---------------------------
                                        37,074,585     56,498,238

 Cost of shares redeemed:
   Initial Class                        (4,804,166)    (6,768,740)
   Service Class                          (333,992)    (1,090,450)
                                      ---------------------------
                                        (5,138,158)    (7,859,190)
                                      ---------------------------
    Increase in net assets derived
     from capital share transactions    31,936,427     48,639,048
                                      ---------------------------
    Net increase in net assets          34,521,735     70,115,077

NET ASSETS:
Beginning of period                    104,483,220     34,368,143
                                      ---------------------------
End of period                         $139,004,955   $104,483,220
                                      ===========================
Accumulated net investment loss at
  end of period                       $   (452,595)  $         --
                                      ===========================

M- 206   MainStay VP Small Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                     INITIAL CLASS                              SERVICE CLASS
                                -------------------------------------------------------   -------------------------
                                                                             JULY 2,                     JUNE 5,
                                SIX MONTHS                                   2001(A)      SIX MONTHS     2003(A)
                                  ENDED              YEAR ENDED              THROUGH        ENDED        THROUGH
                                 JUNE 30,           DECEMBER 31,           DECEMBER 31,    JUNE 30,    DECEMBER 31,
                                  2004*          2003           2002           2001         2004*          2003
Net asset value at beginning
  of period                      $   9.96      $  7.03        $  9.55        $ 10.00       $  9.94       $  8.06
                                 --------      -------        -------        -------       -------       -------
Net investment loss (b)             (0.03)       (0.06)         (0.05)         (0.02)        (0.03)        (0.04)
Net realized and unrealized
  gain (loss) on investments         0.25         2.99          (2.47)         (0.43)         0.24          1.92
                                 --------      -------        -------        -------       -------       -------
Total from investment
  operations                         0.22         2.93          (2.52)         (0.45)         0.21          1.88
                                 --------      -------        -------        -------       -------       -------
Net asset value at end of
  period                         $  10.18      $  9.96        $  7.03        $  9.55       $ 10.15       $  9.94
                                 ========      =======        =======        =======       =======       =======
Total investment return              2.21%(c)     41.69%       (26.41%)        (4.52%)(c)     2.09%(c)     23.37%(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss             (0.70%)+     (0.73%)        (0.68%)        (0.50%)+      (0.95%)+      (0.98%)+(d)
    Net expenses                     0.95%+       0.95%          0.95%          0.95%+        1.20%+        1.20%+
    Expenses (before
      reimbursement)                 1.12%+       1.21%          1.29%          1.96%+        1.37%+        1.46%+
Portfolio turnover rate                29%          65%           126%            55%           29%           65%
Net assets at end of period
  (in 000's)                     $100,120      $90,085        $34,368        $20,435       $38,885       $14,398

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
+    Annualized.
*    Unaudited.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

PORTFOLIO OF INVESTMENTS JUNE 30, 2004 UNAUDITED

                                                     PRINCIPAL
                                                        AMOUNT          VALUE

LONG-TERM BONDS (29.3%)+
ASSET-BACKED SECURITIES (1.5%)
-----------------------------------------------------------------------------
CONSUMER FINANCE (0.7%)
BMW Vehicle Owner Trust
  Series 2003-A Class A3
  1.94%, due 2/25/07                                $  875,000   $    873,070
Harley-Davidson Motorcycle Trust
  Series 2004-1 Class A2
  2.53%, due 11/15/11                                1,650,000      1,613,275
Volkswagen Auto Loan Enhanced Trust
  Series 2003-2 Class A3
  2.27%, due 10/22/07                                1,390,000      1,380,458
                                                                 ------------
                                                                    3,866,803
                                                                 ------------
CONSUMER LOANS (0.1%)
Atlantic City Electric Transition Funding LLC
  Series 2002-1 Class A4
  5.55%, due 10/20/23                                  850,000        848,483
                                                                 ------------

DIVERSIFIED FINANCIAL SERVICES (0.2%)
Capital One Master Trust
  Series 2001-5 Class A
  5.30%, due 6/15/09                                   480,000        500,401
DaimlerChrysler Auto Trust
  Series 2001-D Class A3
  3.15%, due 11/6/05                                   514,781        515,586
                                                                 ------------
                                                                    1,015,987
                                                                 ------------
MULTI-UTILITIES & UNREGULATED POWER (0.4%)
AES Eastern Energy LP
  Pass-Through Certificates
  Series 1999-A
  9.00%, due 1/2/17                                    346,286        372,257
Public Service of New Hampshire Funding LLC
  Pass-Through Certificates
  Series 2002-1 Class A
  4.58%, due 2/1/08                                  1,403,380      1,440,752
Tiverton/Rumford Power Associates Ltd., L.P.
  Pass-Through Certificates
  9.00%, due 7/15/18 (c)                               375,000        285,000
                                                                 ------------
                                                                    2,098,009
                                                                 ------------
THRIFTS & MORTGAGE FINANCE (0.1%)
Vanderbilt Mortgage Finance
  Series 1999-B Class 1A4
  6.545%, due 4/7/18                                   366,708        377,805
                                                                 ------------
Total Asset-Backed Securities
  (Cost $8,307,716)                                                 8,207,087
                                                                 ------------

CORPORATE BONDS (9.5%)
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.2%)
General Dynamics Corp.
  4.50%, due 8/15/10                                   565,000        562,333


                                                     PRINCIPAL
                                                        AMOUNT          VALUE
Sequa Corp.
  Series B
  8.875%, due 4/1/08                                $  340,000   $    357,850
  9.00%, due 8/1/09                                    115,000        122,188
                                                                 ------------
                                                                    1,042,371
                                                                 ------------
AIRLINES (0.0%) (B)
Delta Air Lines, Inc.
  8.30%, due 12/15/29                                  330,000        136,950
                                                                 ------------

AUTO COMPONENTS (0.1%)
ArvinMeritor, Inc.
  6.625%, due 6/15/07                                  110,000        112,475
Dana Corp.
  9.00%, due 8/15/11                                   225,000        263,250
Goodyear Tire & Rubber Co. (The)
  6.375%, due 6/6/05                                    35,000         43,008
  6.375%, due 3/15/08                                  135,000        126,900
  11.00%, due 3/1/11 (c)(k)                            160,000        176,400
                                                                 ------------
                                                                      722,033
                                                                 ------------
AUTOMOBILES (0.1%)
DaimlerChrysler North America Holdings, Inc.
  6.50%, due 11/15/13                                  250,000        256,310
General Motors Corp.
  8.375%, due 7/15/33                                   65,000         68,802
                                                                 ------------
                                                                      325,112
                                                                 ------------
CAPITAL MARKETS (0.6%)
Bear Stearns Cos., Inc. (The)
  4.00%, due 1/31/08                                   580,000        578,036
Goldman Sachs Group, Inc. (The)
  5.25%, due 10/15/13                                1,460,000      1,417,635
  6.345%, due 2/15/34                                  305,000        286,417
LaBranche & Co., Inc.
  11.00%, due 5/15/12 (c)                              150,000        154,500
Morgan Stanley
  3.625%, due 4/1/08                                   435,000        427,498
  4.75%, due 4/1/14                                    795,000        733,484
                                                                 ------------
                                                                    3,597,570
                                                                 ------------
CHEMICALS (0.5%)
Airgas, Inc.
  6.25%, due 7/15/14                                   330,000        315,975
Equistar Chemicals, L.P.
  7.55%, due 2/15/26                                   195,000        163,800
FMC Corp.
  10.25%, due 11/1/09                                  200,000        230,000
Lyondell Chemical Co.
  9.50%, due 12/15/08                                  175,000        182,437
  10.50%, due 6/1/13                                    50,000         54,125
Millennium America, Inc.
  7.625%, due 11/15/26                                 535,000        457,425

+ Percentages indicated are based on Portfolio net assets.

V Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

M- 208   MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
CHEMICALS (CONTINUED)
wScotts Co. (The)
  6.625%, due 11/15/13                              $  915,000   $    915,000
Terra Capital, Inc.
  12.875%, due 10/15/08                                215,000        255,850
                                                                 ------------
                                                                    2,574,612
                                                                 ------------
COMMERCIAL BANKS (0.2%)
Bank of America Corp.
  5.25%, due 12/1/15                                   255,000        245,853
BankBoston NA
  7.00%, due 9/15/07                                   610,000        670,039
PNC Funding Corp.
  5.25%, due 11/15/15                                  305,000        293,862
UGS Corp.
  10.00%, due 6/1/12 (c)                               100,000        106,500
                                                                 ------------
                                                                    1,316,254
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (0.1%)
Geo Sub Corp.
  11.00%, due 5/15/12 (c)                              120,000        121,350
Waste Management, Inc.
  5.00%, due 3/15/14                                   380,000        361,178
                                                                 ------------
                                                                      482,528
                                                                 ------------
COMMUNICATIONS EQUIPMENT (0.0%) (B)
Motorola, Inc.
  6.75%, due 2/1/06                                    100,000        105,156
                                                                 ------------

CONSUMER FINANCE (0.5%)
Capital One Bank
  5.75%, due 9/15/10                                   340,000        349,413
Ford Motor Credit Co.
  5.80%, due 1/12/09                                   185,000        186,739
  7.00%, due 10/1/13                                   785,000        792,431
General Motors Acceptance Corp.
  6.875%, due 9/15/11                                  400,000        410,119
  6.875%, due 8/28/12                                  475,000        483,198
Household Finance Corp.
  6.75%, due 5/15/11                                   385,000        420,729
MBNA Corp.
  6.25%, due 1/17/07                                   295,000        312,560
                                                                 ------------
                                                                    2,955,189
                                                                 ------------
CONTAINERS & PACKAGING (0.2%)
Owens-Brockway Glass Container, Inc.
  7.75%, due 5/15/11                                   235,000        244,400
  8.875%, due 2/15/09                                  170,000        183,600
Rock-Tenn Co.
  8.20%, due 8/15/11                                   530,000        614,790
                                                                 ------------
                                                                    1,042,790
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (0.4%)
FGIC Corp.
  6.00%, due 1/15/34 (c)                               755,000        732,568
Glencore Funding, Inc.
  6.00%, due 4/15/14 (c)                               820,000        760,583

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
J Paul Getty Trust Series 2003
  5.875%, due 10/1/33                               $  435,000   $    425,591
NiSource Finance Corp.
  5.40%, due 7/15/14                                   420,000        408,164
                                                                 ------------
                                                                    2,326,906
                                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.6%)
Citizens Communications Co.
  9.00%, due 8/15/31                                   865,000        834,037
MCI, Inc.
  5.908%, due 5/1/07                                   282,000        273,540
  6.688%, due 5/1/09                                   282,000        260,850
  7.735%, due 5/1/14                                   242,000        216,590
Qwest Capital Funding, Inc.
  7.75%, due 8/15/06                                   345,000        341,550
Qwest Communications International, Inc.
  7.25%, due 2/15/11 (c)                                45,000         41,963
Qwest Corp.
  5.625%, due 11/15/08                                  10,000          9,775
  7.125%, due 11/15/43                                  80,000         65,600
  7.20%, due 11/1/04                                    60,000         60,450
  7.25%, due 9/15/25                                   130,000        113,100
  9.125%, due 3/15/12 (c)                              115,000        124,200
Sprint Capital Corp. 8.75%, due 3/15/32                860,000      1,002,141
                                                                 ------------
                                                                    3,343,796
                                                                 ------------
ELECTRIC UTILITIES (0.3%)
Cedar Brakes II LLC
  9.875%, due 9/1/13                                   254,212        253,576
CenterPoint Energy, Inc.
  Series B
  5.875%, due 6/1/08                                   300,000        304,316
Consumers Energy Co.
  6.25%, due 9/15/06                                   240,000        252,144
Southern California Edison Co.
  8.00%, due 2/15/07                                   215,000        237,503
Tenaska Virginia Partners L.P.
  6.119%, due 3/30/24 (c)                              380,000        375,520
                                                                 ------------
                                                                    1,423,059
                                                                 ------------
ELECTRICAL EQUIPMENT (0.1%)
Emerson Electric Co.
  6.00%, due 8/15/32                                   520,000        515,773
Thomas & Betts Corp.
  7.25%, due 6/1/13                                    180,000        190,659
                                                                 ------------
                                                                      706,432
                                                                 ------------
ENERGY EQUIPMENT & SERVICES (0.2%)
Entergy-Koch, L.P.
  3.65%, due 8/20/06 (c)                             1,005,000        997,255
Pride International, Inc.
  7.375%, due 7/15/14 (c)                              115,000        116,150
                                                                 ------------
                                                                    1,113,405
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 209

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
FOOD & STAPLES RETAILING (0.1%)
CVS Corp.
  5.789%, due 1/10/26 (c)                           $  421,148   $    411,601
Safeway, Inc.
  4.125%, due 11/1/08                                  330,000        323,018
                                                                 ------------
                                                                      734,619
                                                                 ------------
FOOD PRODUCTS (0.1%)
Cargill, Inc.
  5.00%, due 11/15/13 (c)                              580,000        558,757
Smithfield Foods, Inc.
  7.625%, due 2/15/08                                  140,000        147,000
                                                                 ------------
                                                                      705,757
                                                                 ------------
GAS UTILITIES (0.1%)
Gulfterra Energy Partners, L.P.
  Series B
  8.50%, due 6/1/10                                     70,000         76,125
  10.625%, due 12/1/12                                 211,000        251,090
                                                                 ------------
                                                                      327,215
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (0.5%)
HCA, Inc.
  7.50%, due 11/15/95                                  145,000        132,608
  8.36%, due 4/15/24                                    80,000         84,713
  8.75%, due 9/1/10                                    245,000        279,756
Highmark, Inc.
  6.80%, due 8/15/13 (c)                               835,000        880,532
Manor Care, Inc.
  6.25%, due 5/1/13                                    235,000        239,406
  8.00%, due 3/1/08                                    280,000        309,750
Medco Health Solutions, Inc.
  7.25%, due 8/15/13                                   595,000        637,074
Omnicare, Inc. Series B
  8.125%, due 3/15/11                                  305,000        326,350
Service Corp. International
  6.50%, due 3/15/08                                    35,000         35,000
  7.20%, due 6/1/06                                    115,000        119,888
                                                                 ------------
                                                                    3,045,077
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (0.4%)
Caesars Entertainment, Inc.
  8.125%, due 5/15/11                                  175,000        185,719
Chumash Casino & Resort Enterprise
  9.00%, due 7/15/10 (c)                               110,000        119,350
Harrah's Operating Co., Inc.
  8.00%, due 2/1/11                                    205,000        231,413
ITT Corp.
  7.375%, due 11/15/15                                 295,000        295,000
Mandalay Resort Group
  7.00%, due 11/15/36                                  105,000        107,100
MGM Mirage
  8.375%, due 2/1/11                                   130,000        135,850
Mirage Resorts, Inc.
  7.25%, due 10/15/06                                   35,000         36,488

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
HOTELS, RESTAURANTS & LEISURE (CONTINUED)
Mohegan Tribal Gaming Authorities
  6.375%, due 7/15/09                               $  185,000   $    185,463
Yum! Brands, Inc.
  8.875%, due 4/15/11                                  795,000        959,348
                                                                 ------------
                                                                    2,255,731
                                                                 ------------
HOUSEHOLD PRODUCTS (0.0%) (B)
Fort James Corp.
  6.625%, due 9/15/04                                   75,000         75,562
                                                                 ------------

INSURANCE (0.3%)
Crum & Forster
  10.375%, due 6/15/13                                 115,000        125,350
Fund American Cos., Inc.
  5.875%, due 5/15/13                                  905,000        903,073
Marsh & McLennan Cos., Inc.
  7.125%, due 6/15/09                                  375,000        418,871
                                                                 ------------
                                                                    1,447,294
                                                                 ------------
IT SERVICES (0.0%) (B)
Electronic Data Systems Corp.
  Series B
  6.00%, due 8/1/13                                     50,000         47,754
  7.125%, due 10/15/09                                  25,000         26,162
  7.45%, due 10/15/29                                   50,000         49,077
Unisys Corp.
  6.875%, due 3/15/10                                  115,000        118,450
                                                                 ------------
                                                                      241,443
                                                                 ------------
MACHINERY (0.1%)
Cummins, Inc.
  6.45%, due 3/1/05                                    115,000        117,156
Navistar International Corp.
  Series B 9.375%, due 6/1/06                          205,000        221,400
                                                                 ------------
                                                                      338,556
                                                                 ------------
MEDIA (1.0%)
Continental Cablevision, Inc.
  8.875%, due 9/15/05                                  110,000        117,582
  9.50%, due 8/1/13                                    160,000        177,598
Hollinger International Publishing
  9.00%, due 12/15/10                                  120,000        138,600
Houghton Mifflin Co.
  7.20%, due 3/15/11                                   245,000        257,250
Liberty Media Corp.
  3.50%, due 9/25/06                                   240,000        239,564
Morris Publishing Group LLC
  7.00%, due 8/1/13                                    190,000        180,500
News America, Inc.
  7.25%, due 5/18/18                                   400,000        441,084
Reader's Digest Association, Inc. (The)
  6.50%, due 3/1/11                                    260,000        253,825
Tele-Communications, Inc.
  9.80%, due 2/1/12                                    265,000        332,231
  10.125%, due 4/15/22                                 220,000        294,756

M- 210   MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
MEDIA (CONTINUED)
Time Warner
  Entertainment Co. LP
  10.15%, due 5/1/12                                $2,210,000   $  2,814,053
Time Warner, Inc.
  8.05%, due 1/15/16                                   510,000        579,330
                                                                 ------------
                                                                    5,826,373
                                                                 ------------
METALS & MINING (0.1%)
Allegheny Ludlum Corp.
  6.95%, due 12/15/25                                  335,000        286,425
United States Steel LLC
  10.75%, due 8/1/08                                   140,000        159,950
                                                                 ------------
                                                                      446,375
                                                                 ------------
MULTILINE RETAIL (0.3%)
Target Corp.
  6.35%, due 11/1/32                                 1,285,000      1,326,151
  8.60%, due 1/15/12                                   370,000        455,889
                                                                 ------------
                                                                    1,782,040
                                                                 ------------
MULTI-UTILITIES & UNREGULATED POWER (0.6%)
AES Corp. (The)
  9.00%, due 5/15/15 (c)                               235,000        251,744
Calpine Corp.
  8.50%, due 7/15/10 (c)                                76,000         62,890
NRG Energy, Inc.
  8.00%, due 12/15/13 (c)                              290,000        292,900
Pacific Gas & Electric Co.
  6.05%, due 3/1/34                                    555,000        522,009
PSE&G Power LLC
  6.875%, due 4/15/06                                1,575,000      1,670,969
Westar Energy, Inc.
  7.125%, due 8/1/09                                   320,000        345,516
  7.875%, due 5/1/07                                   220,000        242,165
                                                                 ------------
                                                                    3,388,193
                                                                 ------------
OIL & GAS (0.5%)
Chesapeake Energy Corp.
  7.50%, due 9/15/13                                   115,000        119,600
  7.75%, due 1/15/15                                   170,000        177,225
El Paso Corp.
  7.80%, due 8/1/31                                     50,000         40,125
Forest Oil Corp.
  8.00%, due 12/15/11                                  220,000        235,950
Newfield Exploration Co.
  8.375%, due 8/15/12                                  170,000        184,450
Pogo Producing Co.
  Series B
  8.25%, due 4/15/11                                   170,000        186,150
Tesoro Petroleum Corp.
  8.00%, due 4/15/08                                   285,000        304,950
Tosco Corp.
  8.125%, due 2/15/30                                  835,000      1,029,871
Vintage Petroleum, Inc.
  8.25%, due 5/1/12                                    290,000        307,400

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
OIL & GAS (CONTINUED)
Westport Resources Corp.
  8.25%, due 11/1/11                                $  170,000   $    192,313
                                                                 ------------
                                                                    2,778,034
                                                                 ------------
PAPER & FOREST PRODUCTS (0.4%)
Appleton Papers, Inc.
  8.125%, due 6/15/11 (c)                              325,000        329,063
Bowater, Inc.
  9.00%, due 8/1/09                                    240,000        262,217
Georgia-Pacific Corp.
  7.25%, due 6/1/28                                    165,000        151,800
  8.00%, due 1/15/24 (c)                               120,000        120,000
  8.25%, due 3/1/23                                    170,000        174,675
  8.875%, due 5/15/31                                  125,000        133,438
  8.875%, due 2/1/10                                   305,000        345,413
  9.375%, due 2/1/13                                   245,000        280,525
Pope & Talbot, Inc.
  8.375%, due 6/1/13                                   475,000        492,813
                                                                 ------------
                                                                    2,289,944
                                                                 ------------
PERSONAL PRODUCTS (0.1%)
Estee Lauder Cos., Inc.
  5.75%, due 10/15/33                                  370,000        351,904
                                                                 ------------

PHARMACEUTICALS (0.3%)
Valeant Pharmaceuticals International
  7.00%, due 12/15/11 (c)                               20,000         19,500
Wyeth
  5.50%, due 2/1/14 (f)                              1,160,000      1,108,396
  6.50%, due 2/1/34                                    315,000        296,901
                                                                 ------------
                                                                    1,424,797
                                                                 ------------
REAL ESTATE (0.4%)
American Real Estate Partners LP
  8.125%, due 6/1/12 (c)                               285,000        290,700
CB Richard Ellis Services, Inc.
  9.75%, due 5/15/10                                   115,000        126,500
Hospitality Properties Trust
  7.00%, due 3/1/08                                    175,000        186,664
HRPT Properties Trust
  5.75%, due 2/15/14                                   685,000        670,616
iStar Financial, Inc.
  5.125%, due 4/1/11 (c)                               270,000        256,782
  6.00%, due 12/15/10                                  510,000        506,811
Omega Healthcare Investors, Inc.
  7.00%, due 4/1/14 (c)                                185,000        174,825
Rouse Co. (The)
  3.625%, due 3/15/09                                  280,000        266,011
                                                                 ------------
                                                                    2,478,909
                                                                 ------------
THRIFTS & MORTGAGE FINANCE (0.1%)
Washington Mutual, Inc.
  5.625%, due 1/15/07                                  350,000        366,144
                                                                 ------------

TOBACCO (0.0%) (B)
North Atlantic Trading Co., Inc.
  9.25%, due 3/1/12 (c)                                135,000        130,612
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 211

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.0%) (B)
US Unwired, Inc.
  10.00%, due 6/15/12 (c)                           $   60,000   $     60,600
                                                                 ------------
Total Corporate Bonds (Cost $53,782,944)                           53,709,342
                                                                 ------------

FOREIGN BONDS (2.1%)
-----------------------------------------------------------------------------
BEVERAGES (0.4%)
Bavaria S.A.
  8.875%, due 11/1/10 (c)                              240,000        247,200
CIA Brasileira de Bebidas
  10.50%, due 12/15/11                               1,355,000      1,551,475
Coca-Cola HBC Finance BV
  5.125%, due 9/17/13                                  245,000        241,541
                                                                 ------------
                                                                    2,040,216
                                                                 ------------
BUILDING PRODUCTS (0.0%) (B)
Votorantim Overseas III
  7.875%, due 1/23/14 (c)                              100,000         95,000
                                                                 ------------

COMMERCIAL BANKS (0.0%) (B)
HSBC Holding PLC Tier II
  5.25%, due 12/12/12                                   90,000         89,400
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (0.2%)
Hutchison Whamp International Ltd.
  5.45%, due 11/24/10 (c)                            1,000,000        981,530
                                                                 ------------

CONTAINERS & PACKAGING (0.1%)
Crown Euro Holdings S.A.
  10.875%, due 3/1/13                                  335,000        381,900
Norampac, Inc.
  6.75%, due 6/1/13                                    205,000        200,900
                                                                 ------------
                                                                      582,800
                                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Telefonos de Mexico S.A.
  4.50%, due 11/19/08                                  325,000        315,494
  8.25%, due 1/26/06                                   350,000        374,175
                                                                 ------------
                                                                      689,669
                                                                 ------------
ELECTRIC UTILITIES (0.1%)
AES Gener SA
  7.50%, due 3/25/14 (c)                               325,000        307,125
Singapore Powerassets Ltd.
  5.00%, due 10/22/13 (c)                              360,000        350,401
                                                                 ------------
                                                                      657,526
                                                                 ------------
FOREIGN GOVERNMENTS (0.4%)
Province of Quebec
  5.00%, due 7/17/09                                   920,000        945,532
Republic of Brazil
  8.00%, due 4/15/14                                   181,779        165,874

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FOREIGN GOVERNMENTS (CONTINUED)
Russian Federation
  5.00%, due 3/31/30                                $  735,000   $    671,055
United Mexican States
  4.625%, due 10/8/08                                   95,000         93,670
  6.625%, due 3/3/15                                   280,000        277,900
                                                                 ------------
                                                                    2,154,031
                                                                 ------------
INDUSTRIAL CONGLOMERATES (0.1%)
Stena AB
  9.625%, due 12/1/12                                  315,000        349,650
                                                                 ------------

MEDIA (0.1%)
TDL Infomedia Group Ltd.
  12.125%, due 10/15/09                                130,000        252,258
Vivendi Universal S.A.
  6.25%, due 7/15/08                                   370,000        394,172
                                                                 ------------
                                                                      646,430
                                                                 ------------
METALS & MINING (0.2%)
Citigroup (JSC Severstal)
  9.25%, due 4/19/14                                   244,000        220,210
Corporacion Nacional del Cobre-Codelco, Inc.
  5.50%, due 10/15/13 (c)                              475,000        471,656
Inco Ltd.
  5.70%, due 10/15/15                                  615,000        598,504
                                                                 ------------
                                                                    1,290,370
                                                                 ------------
PAPER & FOREST PRODUCTS (0.1%)
Abitibi-Consolidated, Inc.
  8.55%, due 8/1/10                                    200,000        210,886
Norske Skog Canada Ltd.
  7.375%, due 3/1/14                                   100,000         96,750
  8.625%, due 6/15/11                                  135,000        143,100
Tembec Industries, Inc.
  8.50%, due 2/1/11                                    195,000        196,950
                                                                 ------------
                                                                      647,686
                                                                 ------------
ROAD & RAIL (0.0%) (B)
Grupo Transportacion Ferroviaria Mexicana, S.A. de
  C.V.
  12.50%, due 6/15/12                                  115,000        122,475
                                                                 ------------

TEXTILES, APPAREL & LUXURY GOODS (0.0%) (B)
Invista
  9.25%, due 5/1/12 (c)                                260,000        261,300
                                                                 ------------

TRANSPORTATION INFRASTRUCTURE (0.2%)
PSA Corp. Ltd.
  7.125%, due 8/1/05 (c)                               900,000        940,315
                                                                 ------------

WIRELESS TELECOMMUNICATION SERVICES (0.1%)
Vodafone Group PLC
  3.95%, due 1/30/08                                   530,000        529,482
                                                                 ------------
Total Foreign Bonds (Cost $11,856,230)                             12,077,880
                                                                 ------------

M- 212   MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
MUNICIPAL BOND (0.1%)
-----------------------------------------------------------------------------
TEXAS (0.1%)
Harris County Texas Industrial Development Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23                                $  395,000   $    395,020
                                                                 ------------
Total Municipal Bond (Cost $395,000)                                  395,020
                                                                 ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (15.6%)
-----------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (1.0%)
  3.00%, due 8/1/10                                    495,533        475,572
  5.00%, due 8/17/19-8/1/33 TBA (d)                  1,905,642      1,876,084
  5.50%, due 8/12/34 TBA (d)                         3,160,000      3,134,325
                                                                 ------------
                                                                    5,485,981
                                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (2.0%)
  4.00%, due 9/2/08                                    755,000        750,718
  4.625%, due 5/1/13                                   870,000        824,811
  4.75%, due 1/2/07                                  2,360,000      2,430,448
  5.25%, due 8/1/12                                  2,300,000      2,298,314
  5.50%, due 5/2/06                                  3,350,000      3,497,594
  6.25%, due 2/1/11                                    435,000        467,034
  6.625%, due 9/15/09                                  940,000      1,039,849
                                                                 ------------
                                                                   11,308,768
                                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (8.1%)
  4.00%, due 7/20/19 TBA (d)                         2,320,000      2,209,076
  4.50%, due 4/1/18-11/1/18 (e)                      8,791,617      8,614,537
  V 5.50%, due 7/20/19-8/12/34 TBA (d)               8,010,000      8,011,713
  5.50%, due 2/1/17-11/1/33 (e)                      9,768,075      9,868,901
  V 6.00%, due 7/15/34-8/12/34 TBA (d)               9,370,000      9,544,058
  6.00%, due 3/1/33 (e)                              1,760,880      1,800,846
  6.50%, due 6/1/31-10/11/31 (e)                     2,295,716      2,394,106
  7.00%, due 2/1/32-4/1/32 (e)                       1,531,349      1,618,303
  7.50%, due 8/1/31                                  1,620,463      1,737,167
                                                                 ------------
                                                                   45,798,707
                                                                 ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (0.9%)
  6.00%, due 4/15/29-8/15/32 (e)                     3,540,879      3,638,029
  7.50%, due 12/15/23- 12/15/28 (e)                  1,537,932      1,661,389
                                                                 ------------
                                                                    5,299,418
                                                                 ------------
UNITED STATES TREASURY BONDS (0.8%)
  5.375%, due 2/15/31                                  435,000        438,721
  6.875%, due 8/15/25 (f)                            1,760,000      2,093,026
  7.50%, due 11/15/16                                1,135,000      1,399,197
  8.75%, due 8/15/20                                   580,000        803,368
                                                                 ------------
                                                                    4,734,312
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
UNITED STATES TREASURY NOTES (2.8%)
  V  3.00%, due 2/15/08 (f)                         $5,630,000   $  5,552,368
  4.25%, due 11/15/13                                  365,000        355,262
  4.625%, due 5/15/06 (f)                            3,010,000      3,116,644
  5.75%, due 11/15/05 (f)                            2,435,000      2,546,002
  6.00%, due 8/15/09 (f)                             3,825,000      4,203,166
                                                                 ------------
                                                                   15,773,442
                                                                 ------------
Total U.S. Government & Federal Agencies (Cost
  $88,116,779)                                                     88,400,628
                                                                 ------------

YANKEE BONDS (0.5%) (H)
-----------------------------------------------------------------------------
INSURANCE (0.2%)
Montpelier Re Holdings Ltd.
  6.125%, due 8/15/13                                  955,000        956,575
                                                                 ------------

MARINE (0.0%) (B)
Sea Containers Ltd. Series B
  10.75%, due 10/15/06                                  90,000         94,162
                                                                 ------------

MEDIA (0.0%) (B)
Rogers Cablesystem, Ltd.
  11.00%, due 12/1/15                                  230,000        261,050
                                                                 ------------

OIL & GAS (0.1%)
Husky Oil, Ltd.
  8.90%, due 8/15/28                                   425,000        479,531
                                                                 ------------

PAPER & FOREST PRODUCTS (0.2%)
Abitibi-Consolidated, Inc.
  6.00%, due 6/20/13                                   395,000        349,603
  8.50%, due 8/1/29                                    200,000        188,263
Donohue Forest Products
  7.625%, due 5/15/07                                  385,000        396,854
                                                                 ------------
                                                                      934,720
                                                                 ------------
Total Yankee Bonds (Cost $2,720,256)                                2,726,038
                                                                 ------------
Total Long-Term Bonds (Cost $165,178,925)                         165,515,995
                                                                 ------------

                                                        SHARES          VALUE
w
COMMON STOCKS (66.8%)
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.2%)
Boeing Co. (The)                                        49,200      2,513,628
Northrop Grumman Corp.                                  68,000      3,651,600
Raytheon Co.                                            86,400      3,090,528
United Technologies Corp.                               37,700      3,448,796
                                                                 ------------
                                                                   12,704,552
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 213



                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS (0.6%)
FedEx Corp.                                             44,800   $  3,659,712
                                                                 ------------

AUTOMOBILES (0.7%)
Harley-Davidson, Inc.                                   64,500      3,995,130
                                                                 ------------

BEVERAGES (0.5%)
PepsiCo, Inc.                                           52,400      2,823,312
                                                                 ------------

BIOTECHNOLOGY (0.8%)
Amgen, Inc. (a)                                         54,600      2,979,522
Genentech, Inc. (a)                                     32,500      1,826,500
                                                                 ------------
                                                                    4,806,022
                                                                 ------------
BUILDING PRODUCTS (0.5%)
American Standard Cos., Inc. (a)(f)                     76,200      3,071,622
                                                                 ------------

CAPITAL MARKETS (1.5%)
Goldman Sachs Group, Inc. (The)                         30,200      2,843,632
Merrill Lynch & Co., Inc.                               50,500      2,725,990
Morgan Stanley                                          56,600      2,986,782
                                                                 ------------
                                                                    8,556,404
                                                                 ------------
CHEMICALS (0.8%)
Air Products & Chemicals, Inc.                          26,000      1,363,700
Praxair, Inc.                                           80,200      3,200,782
                                                                 ------------
                                                                    4,564,482
                                                                 ------------
COMMERCIAL BANKS (3.2%)

VBank of America Corp.                                  66,100      5,593,382
Bank One Corp.                                          58,700      2,993,700
PNC Financial Services Group, Inc. (The)                58,100      3,083,948
U.S. Bancorp                                           103,100      2,841,436
Wachovia Corp.                                          80,300      3,573,350
                                                                 ------------
                                                                   18,085,816
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (0.6%)
Cendant Corp.                                          134,100      3,282,768
                                                                 ------------

COMMUNICATIONS EQUIPMENT (1.9%)
Avaya, Inc. (a)                                        203,100      3,206,949
Cisco Systems, Inc. (a)                                163,000      3,863,100
Motorola, Inc.                                         104,400      1,905,300
Nokia Corp. ADR (i)                                    139,100      2,022,514
                                                                 ------------
                                                                   10,997,863
                                                                 ------------
COMPUTERS & PERIPHERALS (1.9%)
Dell, Inc. (a)                                          90,600      3,245,292
Hewlett-Packard Co.                                    147,900      3,120,690
International Business Machines Corp.                   50,600      4,460,390
                                                                 ------------
                                                                   10,826,372
                                                                 ------------



                                                        SHARES          VALUE
CONSUMER FINANCE (1.2%)
American Express Co.                                    70,300   $  3,612,014
Capital One Financial Corp.                             47,600      3,254,888
                                                                 ------------
                                                                    6,866,902
                                                                 ------------
CONTAINERS & PACKAGING (1.3%)

VSmurfit-Stone Container Corp. (a)                     277,500      5,536,125
Temple-Inland, Inc.                                     26,000      1,800,500
                                                                 ------------
                                                                    7,336,625
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (1.0%)

VCitigroup, Inc.                                       127,833      5,944,234
                                                                 ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (2.2%)
ALLTEL Corp.                                            56,800      2,875,216
BellSouth Corp.                                         82,800      2,171,016
SBC Communications, Inc.                                64,800      1,571,400
Sprint Corp. (FON Group)                                62,600      1,101,760

VVerizon Communications, Inc.                          128,500      4,650,415
                                                                 ------------
                                                                   12,369,807
                                                                 ------------
ELECTRIC UTILITIES (0.4%)
DTE Energy Co.                                          28,900      1,171,606
FirstEnergy Corp.                                       30,200      1,129,782
                                                                 ------------
                                                                    2,301,388
                                                                 ------------
ELECTRICAL EQUIPMENT (0.4%)
Cooper Industries, Ltd. Class A                         40,700      2,417,987
                                                                 ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.7%)
Agilent Technologies, Inc. (a)                         129,600      3,794,688
                                                                 ------------

ENERGY EQUIPMENT & SERVICES (2.6%)
Baker Hughes, Inc.                                      28,700      1,080,555
BJ Services Co. (a)                                     29,200      1,338,528
Diamond Offshore Drilling, Inc. (f)                     82,300      1,961,209
Pride International, Inc. (a)                          214,100      3,663,251
Rowan Cos., Inc. (a)                                    79,200      1,926,936
Transocean, Inc. (a)                                   114,300      3,307,842
Weatherford International Ltd. (a)                      25,200      1,133,496
                                                                 ------------
                                                                   14,411,817
                                                                 ------------
FOOD & STAPLES RETAILING (2.8%)

VCVS Corp.                                             124,500      5,231,490
Kroger Co. (The) (a)                                   111,700      2,032,940
Sysco Corp.                                             81,300      2,916,231
Walgreen Co.                                            81,200      2,940,252
Wal-Mart Stores, Inc.                                   50,300      2,653,828
                                                                 ------------
                                                                   15,774,741
                                                                 ------------
FOOD PRODUCTS (1.5%)
Cadbury Schweppes PLC (i)                               79,000      2,771,320
General Mills, Inc.                                     76,100      3,617,033
Kraft Foods, Inc. Class A                               65,300      2,068,704
                                                                 ------------
                                                                    8,457,057
                                                                 ------------

M- 214   MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE

COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.5%)
Boston Scientific Corp. (a)                             80,300   $  3,436,840
Fisher Scientific International, Inc. (a)               41,200      2,379,300
Medtronic, Inc.                                         56,600      2,757,552
                                                                 ------------
                                                                    8,573,692
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (3.7%)
Cardinal Health, Inc.                                   47,000      3,292,350
Caremark Rx, Inc. (a)                                   98,000      3,228,120
HCA, Inc.                                              103,100      4,287,929
UnitedHealth Group, Inc.                                63,500      3,952,875
Universal Health Services, Inc. Class B                 60,500      2,776,345
WellPoint Health Networks, Inc. (a)                     31,800      3,561,918
                                                                 ------------
                                                                   21,099,537
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (0.6%)
International Game Technology                           86,400      3,335,040
                                                                 ------------

HOUSEHOLD DURABLES (0.5%)
Lennar Corp. Class A                                    61,800      2,763,696
                                                                 ------------

HOUSEHOLD PRODUCTS (1.1%)
Colgate-Palmolive Co.                                   46,900      2,741,305
Kimberly-Clark Corp.                                    50,100      3,300,588
                                                                 ------------
                                                                    6,041,893
                                                                 ------------
INDUSTRIAL CONGLOMERATES (0.6%)
General Electric Co.                                    99,900      3,236,760
                                                                 ------------

INSURANCE (3.8%)
Allstate Corp. (The)                                    86,000      4,003,300
American International Group, Inc.                      36,900      2,630,232
Hartford Financial Services Group, Inc. (The)           66,600      4,578,084
Marsh & McLennan Cos., Inc.                             60,000      2,722,800
Prudential Financial, Inc.                              78,400      3,643,248
St. Paul Travelers Cos., Inc. (The)                     93,700      3,798,598
                                                                 ------------
                                                                   21,376,262
                                                                 ------------
INTERNET & CATALOG RETAIL (0.5%)
InterActive Corp. (a)                                   95,600      2,881,384
                                                                 ------------

IT SERVICES (1.5%)

VComputer Sciences Corp. (a)                           114,800      5,330,164
First Data Corp.                                        65,800      2,929,416
                                                                 ------------
                                                                    8,259,580
                                                                 ------------



                                                        SHARES          VALUE
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Mattel, Inc.                                            62,400   $  1,138,800
                                                                 ------------

MACHINERY (1.9%)
Danaher Corp.                                           69,600      3,608,760
Dover Corp.                                             81,200      3,418,520
Illinois Tool Works, Inc.                               37,600      3,605,464
                                                                 ------------
                                                                   10,632,744
                                                                 ------------
MEDIA (1.2%)
Gannett Co., Inc.                                       27,600      2,341,860
Omnicom Group, Inc.                                     40,000      3,035,600
Viacom, Inc. Class B                                    38,951      1,391,330
                                                                 ------------
                                                                    6,768,790
                                                                 ------------
METALS & MINING (0.6%)
Alcoa, Inc.                                            103,500      3,418,605
                                                                 ------------

MULTILINE RETAIL (1.0%)
Kohl's Corp. (a)                                        62,600      2,646,728
Target Corp.                                            70,200      2,981,394
                                                                 ------------
                                                                    5,628,122
                                                                 ------------
MULTI-UTILITIES & UNREGULATED POWER (0.4%)
Energy East Corp.                                       82,100      1,990,925
                                                                 ------------

OIL & GAS (3.3%)
ChevronTexaco Corp.                                     46,000      4,329,060
ConocoPhillips                                          51,700      3,944,193
ExxonMobil Corp.                                        84,600      3,757,086
Kerr-McGee Corp.                                        49,200      2,645,484
Unocal Corp.                                            60,000      2,280,000
Valero Energy Corp.                                     19,500      1,438,320
                                                                 ------------
                                                                   18,394,143
                                                                 ------------
PAPER & FOREST PRODUCTS (1.1%)
Bowater, Inc.                                           88,900      3,697,351
International Paper Co.                                 55,000      2,458,500
                                                                 ------------
                                                                    6,155,851
                                                                 ------------
PHARMACEUTICALS (3.9%)
Bristol-Myers Squibb Co.                               126,600      3,101,700
Forest Laboratories, Inc. (a)                           53,000      3,001,390
Johnson & Johnson                                       56,300      3,135,910

VMerck & Co., Inc.                                     117,300      5,571,750
Pfizer, Inc.                                           108,300      3,712,524
Teva Pharmaceutical Industries Ltd. (i)                 48,900      3,290,481
                                                                 ------------
                                                                   21,813,755
                                                                 ------------
ROAD & RAIL (0.6%)
Burlington Northern Santa Fe Corp.                      98,700      3,461,409
                                                                 ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.4%)
Advanced Micro Devices, Inc. (a)                        77,100      1,225,890
Analog Devices, Inc.                                    69,800      3,286,184
Applied Materials, Inc. (a)                            124,600      2,444,652
Intel Corp.                                            125,600      3,466,560
KLA-Tencor Corp. (a)                                    46,000      2,271,480

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 215


                                                        SHARES          VALUE

COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
Maxim Integrated Products, Inc.                         66,700   $  3,496,414
Texas Instruments, Inc.                                123,000      2,974,140
                                                                 ------------
                                                                   19,165,320
                                                                 ------------
SOFTWARE (3.2%)
BMC Software, Inc. (a)                                 128,500      2,377,250
Electronic Arts, Inc. (a)                               57,300      3,125,715
Microsoft Corp.                                        133,900      3,824,184
Oracle Corp. (a)                                       205,720      2,454,240
Symantec Corp. (a)                                      77,200      3,379,816
VERITAS Software Corp. (a)                             114,800      3,179,960
                                                                 ------------
                                                                   18,341,165
                                                                 ------------
SPECIALTY RETAIL (2.2%)
Bed Bath & Beyond, Inc. (a)                             82,100      3,156,745
Gap, Inc. (The)                                        120,800      2,929,400
Lowe's Cos., Inc.                                       58,900      3,095,195
TJX Cos., Inc. (The)                                   123,600      2,983,704
                                                                 ------------
                                                                   12,165,044
                                                                 ------------
THRIFTS & MORTGAGE FINANCE (0.7%)
New York Community Bancorp, Inc.                        98,266      1,928,962
Washington Mutual, Inc.                                 50,600      1,955,184
                                                                 ------------
                                                                    3,884,146
                                                                 ------------
Total Common Stocks (Cost $346,205,424)                           377,575,964
                                                                 ------------

CONVERTIBLE PREFERRED STOCKS (0.7%)
-----------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (0.0%) (B)
QuadraMed Corp. 5.50% (c)(j)                             4,900        117,600
                                                                 ------------

MACHINERY (0.7%)
Goldman Sachs Group, Inc. 2.875%, Series NAV            94,872      3,711,487
                                                                 ------------
Total Convertible Preferred Stocks (Cost
  $3,822,508)                                                       3,829,087
                                                                 ------------
PREFERRED STOCK (0.1%)
-----------------------------------------------------------------------------
REAL ESTATE (0.1%)
Sovereign Real Estate Investment Corp. 12.00%,
  Class A (c)                                              200        292,000
                                                                 ------------
Total Preferred Stock (Cost $298,000)                                 292,000
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE

SHORT-TERM INVESTMENTS (10.3%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (6.2%)
AIG Funding, Inc.
  1.00%, due 7/1/04                                 $4,900,000   $  4,900,000
Federal Home Loan Bank
  1.10%, due 7/2/04                                  2,500,000      2,499,923
Federal Home Loan Bank
  1.13%, due 7/2/04                                  3,800,000      3,799,881
Merrill Lynch & Co., Inc.
  1.43%, due 7/1/04                                  7,495,000      7,495,000
Morgan Stanley Dean Witter & Co.
  1.17%, due 7/16/04                                 6,830,000      6,826,669
Prudential Funding LLC
  1.05%, due 7/6/04                                  2,930,000      2,929,572
Shell Finance (UK) PLC
  1.03%, due 7/1/04                                  4,065,000      4,065,000
USAA Capital Corp.
  1.14%, due 7/1/04                                  2,500,000      2,500,000
                                                                 ------------
Total Commercial Paper (Cost $35,016,045)                          35,016,045
                                                                 ------------

FEDERAL AGENCIES (0.0%) (B)
Freddie Mac (Discount Note)
  1.15%, due 7/15/04                                   125,000        124,944
                                                                 ------------
Total Federal Agencies (Cost $124,944)                                124,944
                                                                 ------------

                                                        SHARES          VALUE

INVESTMENT COMPANIES (0.8%)
AIM Institutional Funds Group (g)                      399,671        399,671
Merrill Lynch Premier Institutional Fund             4,008,727      4,008,727
                                                                 ------------
Total Investment Companies (Cost $4,408,398)                        4,408,398
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT          VALUE

MASTER NOTE (0.0%) (B)
Banc of America Securities LLC
  1.60%, due 7/1/04 (g)                             $  170,000        170,000
                                                                 ------------
Total Master Note (Cost $170,000)                                     170,000
                                                                 ------------

M- 216   MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE

SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
REPURCHASE AGREEMENTS (3.3%)
Lehman Brothers Inc.
  1.55%, dated 6/30/04 due 7/1/04 Proceeds at
  Maturity $9,429,406 (g)
  (Collateralized by
  Various Bonds
  with a Principal Amount of $16,080,403 and a
  Market Value of $9,693,928)                       $9,429,000   $  9,429,000
Merrill Lynch Pierce Fenner & Smith, Inc.
  1.58%, dated 6/30/04 due 7/1/04
  Proceeds at Maturity $9,306,408 (g)
  (Collateralized by
  Various Bonds
  with a Principal Amount of $9,228,701 and a
  Market Value of $9,771,405)                        9,306,000      9,306,000
                                                                 ------------
Total Repurchase Agreements (Cost $18,735,000)                     18,735,000
                                                                 ------------
Total Short-Term Investments (Cost $58,454,387)                    58,454,387
                                                                 ------------
Total Investments (Cost $573,959,244) (l)                107.2%   605,667,433(m)
Liabilities in Excess of Cash and Other Assets            (7.2)   (40,759,508)
                                                    ----------   ------------
Net Assets                                               100.0%  $564,907,925
                                                    ==========   ============


(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and maturity date will be determined upon settlement.
(e) Segregated or partially segregated as collateral for TBA's.
(f) Represent a security, or a portion thereof, which is out on loan.
(g) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(h) Yankee Bond -- dollar-denominated bonds issued in the United States by foreign banks and corporations.
(i)  ADR -- American Depositary Receipt.
(j)  Illiquid security.
(k)  Restricted security.
(l) The cost for federal income tax purposes is $576,026,609.
(m)  At June 30, 2004 net unrealized appreciation was
     $29,640,824, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $39,688,688 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $10,047,864.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 217

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $573,959,244) including
  $18,439,645 market value of securities
  loaned                                        $605,667,433
Cash                                                  77,852
Deposit with broker for securities loaned                200
Receivables:
  Investment securities sold                       9,936,916
  Dividends and interest                           2,175,850
  Fund shares sold                                    66,125
Other assets                                          10,789
                                                ------------
    Total assets                                 617,935,165
                                                ------------
LIABILITIES:
Securities lending collateral                     19,304,871
Payables:
  Investment securities purchased                 32,886,190
  Fund shares redeemed                               377,424
  Adviser                                            147,328
  Administrator                                       92,080
  Custodian                                           21,252
  NYLIFE Distributors                                  5,363
Accrued expenses                                     192,732
                                                ------------
    Total liabilities                             53,027,240
                                                ------------
Net assets                                      $564,907,925
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                                 $    333,349
  Service Class                                       17,224
Additional paid-in capital                       544,486,333
Accumulated undistributed net investment
  income                                           4,159,745
Accumulated net realized loss on investments     (15,804,953)
Accumulated undistributed net realized gain on
  foreign currency transactions                        8,038
Net unrealized appreciation on investments        31,708,189
                                                ------------
Net assets                                      $564,907,925
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $537,208,804
                                                ============
Shares of capital stock outstanding               33,334,930
                                                ============
Net asset value per share outstanding           $      16.12
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 27,699,121
                                                ============
Shares of capital stock outstanding                1,722,386
                                                ============
Net asset value per share outstanding           $      16.08
                                                ============

M- 218   MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                      $  4,218,795
  Dividends (a)                                    1,490,400
  Income from securities loaned -- net                16,965
                                                ------------
    Total income                                   5,726,160
                                                ------------
EXPENSES:
  Advisory                                           912,049
  Administration                                     570,031
  Shareholder communication                          117,679
  Professional                                        46,991
  Custodian                                           31,362
  Service                                             25,023
  Portfolio pricing                                   14,337
  Directors                                           13,840
  Miscellaneous                                       14,874
                                                ------------
    Total expenses                                 1,746,186
                                                ------------
Net investment income                              3,979,974
                                                ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions                           20,527,772
  Foreign currency transactions                       (2,369)
                                                ------------
Net realized gain on investments and foreign
  currency transactions                           20,525,403
                                                ------------
Net increase from payment by affiliate for
  loss on the disposal of investment in
  violation of restrictions                              765
                                                ------------
Net change in unrealized appreciation on
  investments                                    (18,122,448)
                                                ------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                                     2,403,720
                                                ------------
Net increase in net assets resulting from
  operations                                    $  6,383,694
                                                ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $4,117.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 219

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2003

                                              2004           2003
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income                $  3,979,974   $  9,737,251
 Net realized gain on investments
   and foreign currency transactions    20,525,403        476,989
 Net increase from payment by
   affiliate for loss on the
   disposal of investment in
   violation of restrictions                   765             --
 Net change in unrealized
   appreciation (depreciation) on
   investments                         (18,122,448)    83,514,759
                                      ---------------------------
 Net increase in net assets
  resulting from operations              6,383,694     93,728,999
                                      ---------------------------

Dividends to shareholders:

 From net investment income:
   Initial Class                                --     (9,713,495)
   Service Class                                --       (196,299)
                                      ---------------------------
 Total dividends to shareholders                --     (9,909,794)
                                      ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                         6,660,168     24,764,458
   Service Class                        15,895,142     11,837,704

 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends:
   Initial Class                                --      9,713,495
   Service Class                                --        196,299
                                      ---------------------------
                                        22,555,310     46,511,956

 Cost of shares redeemed:
   Initial Class                       (33,932,949)   (58,273,096)
   Service Class                          (395,280)      (245,380)
                                      ---------------------------
                                       (34,328,229)   (58,518,476)
                                      ---------------------------
    Decrease in net assets derived
     from capital share transactions   (11,772,919)   (12,006,520)
                                      ---------------------------
    Net increase (decrease) in net
     assets                             (5,389,225)    71,812,685

NET ASSETS:
Beginning of period                    570,297,150    498,484,465
                                      ---------------------------
End of period                         $564,907,925   $570,297,150
                                      ===========================
Accumulated undistributed net
 investment income at end of period   $  4,159,745   $    179,771
                                      ===========================

M- 220   MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                          INITIAL CLASS                                   SERVICE CLASS
                                -----------------------------------------------------------------   -------------------------
                                                                                                                   JUNE 4,
                                                                                                                   2003(A)
                                SIX MONTHS                                                          SIX MONTHS     THROUGH
                                  ENDED                                                               ENDED      DECEMBER 31,
                                 JUNE 30,                  YEAR ENDED DECEMBER 31,                   JUNE 30,
                                  2004*        2003       2002       2001       2000       1999       2004*          2003
Net asset value at beginning
  of period                      $  15.93    $  13.55   $  16.69   $  19.21   $  22.36   $  19.99    $ 15.92       $ 14.79
                                 --------    --------   --------   --------   --------   --------    -------       -------
Net investment income                0.11        0.27(c)     0.37      0.44(b)     0.43      0.39       0.09          0.14(c)
Net realized and unrealized
  gain (loss) on investments         0.08        2.39      (3.13)     (2.49)(b)    (1.36)     3.00      0.07          1.26
                                 --------    --------   --------   --------   --------   --------    -------       -------
Total from investment
  operations                         0.19        2.66      (2.76)     (2.05)     (0.93)      3.39       0.16          1.40
                                 --------    --------   --------   --------   --------   --------    -------       -------
Less dividends and
  distributions:
  From net investment income           --       (0.28)     (0.38)     (0.44)     (0.43)     (0.39)        --         (0.27)
  From net realized gain on
    investments                        --          --         --      (0.03)     (1.79)     (0.63)        --            --
                                 --------    --------   --------   --------   --------   --------    -------       -------
Total dividends and
  distributions                        --       (0.28)     (0.38)     (0.47)     (2.22)     (1.02)        --         (0.27)
                                 --------    --------   --------   --------   --------   --------    -------       -------
Net asset value at end of
  period                         $  16.12    $  15.93   $  13.55   $  16.69   $  19.21   $  22.36    $ 16.08       $ 15.92
                                 ========    ========   ========   ========   ========   ========    =======       =======
Total investment return              1.13%(d)    19.68%   (16.57%)   (10.69%)    (4.36%)    17.02%      1.01%(d)      9.47%(d)
Ratios (to average net
  assets)/ Supplemental Data:
    Net investment income            1.40%+      1.87%      2.28%      2.42%(b)     2.05%     1.88%     1.15%+        1.62%+(e)
    Expenses                         0.60%+      0.61%      0.61%      0.59%      0.59%      0.58%      0.85%+        0.86%+
Portfolio turnover rate                65%         69%       101%       125%       120%       133%        65%           69%
Net assets at end of period
  (in 000's)                     $537,209    $558,181   $498,484   $679,154   $805,862   $821,531    $27,699       $12,116

(a)  Commencement of Operations.
(b) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

Decrease net investment income                                $(0.02)
Increase net realized and unrealized gains and losses           0.02
Decrease ratio of net investment income                        (0.12%)

(c)  Per share data based on average shares outstanding during the period.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
+    Annualized.
*    Unaudited.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 221

PORTFOLIO OF INVESTMENTS JUNE 30, 2004 UNAUDITED


                                                         SHARES          VALUE
COMMON STOCKS (89.0%)+
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (4.7%)
Boeing Co. (The)                                        115,000   $  5,875,350
Northrop Grumman Corp.                                  156,200      8,387,940
Raytheon Co.                                            215,200      7,697,704
                                                                  ------------
                                                                    21,960,994
                                                                  ------------
CAPITAL MARKETS (4.2%)
Goldman Sachs Group, Inc. (The)                          66,200      6,233,392
iShares Russell 1000 Value Index (c)(i)                 114,700      6,888,882
Merrill Lynch & Co., Inc.                               117,400      6,337,252
                                                                  ------------
                                                                    19,459,526
                                                                  ------------
COMMERCIAL BANKS (8.9%)
VBank of America Corp.                                  153,646     13,001,525
Bank One Corp.                                          139,500      7,114,500
PNC Financial Services Group, Inc.                      126,700      6,725,236
U.S. Bancorp                                            238,400      6,570,304
Wachovia Corp.                                          174,100      7,747,450
                                                                  ------------
                                                                    41,159,015
                                                                  ------------
COMMUNICATIONS EQUIPMENT (2.2%)
Motorola, Inc.                                          227,100      4,144,575
Nokia Corp.                                             409,300      5,951,222
                                                                  ------------
                                                                    10,095,797
                                                                  ------------
COMPUTERS & PERIPHERALS (1.9%)
International Business Machines Corp.                    98,500      8,682,775
                                                                  ------------
CONTAINERS & PACKAGING (2.8%)
VSmurfit-Stone Container Corp. (a)                      649,300     12,953,535
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (3.3%)
VCitigroup, Inc.                                        331,997     15,437,860
                                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (6.1%)
ALLTEL Corp.                                            130,400      6,600,848
BellSouth Corp.                                         191,100      5,010,642
SBC Communications, Inc.                                150,700      3,654,475
Sprint Corp.                                            150,400      2,647,040
VVerizon Communications, Inc.                           289,400     10,473,386
                                                                  ------------
                                                                    28,386,391
                                                                  ------------
ELECTRICAL EQUIPMENT (0.6%)
Cooper Industries, Ltd. Class A                          43,600      2,590,276
                                                                  ------------
ENERGY EQUIPMENT & SERVICES (3.3%)
Diamond Offshore Drilling, Inc. (c)                     121,700      2,900,111
Pride International, Inc. (a)                           248,900      4,258,679
Rowan Cos., Inc. (a)                                     47,600      1,158,108
Transocean, Inc. (a)                                    248,300      7,185,802
                                                                  ------------
                                                                    15,502,700
                                                                  ------------


                                                         SHARES          VALUE
FOOD & STAPLES RETAILING (3.5%)
VCVS Corp.                                              283,600   $ 11,916,872
Kroger Co. (The) (a)                                    237,400      4,320,680
                                                                  ------------
                                                                    16,237,552
                                                                  ------------
FOOD PRODUCTS (4.2%)
Cadbury Schwppes PLC ADR (d)                            183,900      6,451,212
General Mills, Inc.                                     166,100      7,894,733
Kraft Foods, Inc. Class A                               168,700      5,344,416
                                                                  ------------
                                                                    19,690,361
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (2.1%)
HCA, Inc.                                               239,100      9,944,169
                                                                  ------------

HOUSEHOLD PRODUCTS (3.1%)
Kimberly-Clark Corp.                                    137,200      9,038,736
Procter & Gamble Co. (The)                               93,600      5,095,584
                                                                  ------------
                                                                    14,134,320
                                                                  ------------
INSURANCE (10.9%)
Allstate Corp. (The)                                    191,100      8,895,705
American International Group, Inc.                       96,200      6,857,136
VHartford Financial Services Group, Inc. (The)          154,800     10,640,952
Marsh & McLennan Cos., Inc.                             157,700      7,156,426
Prudential Financial, Inc.                              174,900      8,127,603
St. Paul Travelers Cos., Inc. (The)                     225,210      9,130,013
                                                                  ------------
                                                                    50,807,835
                                                                  ------------
IT SERVICES (2.4%)
VComputer Sciences Corp. (a)                            235,900     10,952,837
                                                                  ------------

MACHINERY (2.5%)
VNavistar International Corp. (a)                       300,100     11,631,876
                                                                  ------------

METALS & MINING (1.5%)
Alcoa, Inc.                                             215,628      7,122,193
                                                                  ------------

OIL & GAS (8.5%)
ChevronTexaco Corp.                                      85,143      8,012,808
ConocoPhillips                                          131,600     10,039,764
VExxonMobil Corp.                                       274,400     12,186,104
Kerr-McGee Corp.                                        169,000      9,087,130
                                                                  ------------
                                                                    39,325,806
                                                                  ------------

 + Percentages indicated are based on Portfolio net assets.
 V Among the Portfolio's 10 largest holdings, excluding short-term investments.
   May be subject to change daily.

M- 222   MainStay VP Value Portfolio   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (3.2%)
Bowater, Inc.                                           192,900   $  8,022,711
International Paper Co.                                 157,300      7,031,310
                                                                  ------------
                                                                    15,054,021
                                                                  ------------
PHARMACEUTICALS (4.2%)
Bristol-Myers Squibb Co.                                267,100      6,543,950
VMerck & Co., Inc.                                      273,400     12,986,500
                                                                  ------------
                                                                    19,530,450
                                                                  ------------
ROAD & RAIL (1.4%)
Burlington Northern Santa Fe Corp.                      189,700      6,652,779
                                                                  ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.6%)
Advanced Micro Devices, Inc. (a)                        163,400      2,598,060
                                                                  ------------

SPECIALTY RETAIL (1.9%)
Gap, Inc. (The) (c)                                     370,600      8,987,050
                                                                  ------------
THRIFTS & MORTGAGE FINANCE (1.0%)
Washington Mutual, Inc.                                 121,300      4,687,032
                                                                  ------------
Total Common Stocks (Cost $361,608,128)                            413,585,210
                                                                  ------------
CONVERTIBLE PREFERRED STOCKS (4.6%)
------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (0.9%)
Goldman Sachs Group, Inc. (The) 1.875%, Series UHS
  (Universal Health Services) (e)                        92,600      4,260,526
                                                                  ------------

OIL & GAS (2.9%)
Goldman Sachs Group, Inc. (The) 2.125%, Series
  BSKT (Goldman Sachs Oil & Gas Basket) (e)              40,000      4,307,600
  2.625%, Series BSKT (Goldman Sachs Oil & Gas
  Basket) (e)                                            37,699      3,970,157
  2.75%, Series BSKT (Goldman Sachs Oil & Gas
  Basket) (e)                                            50,000      5,185,600
                                                                  ------------
                                                                    13,463,357
                                                                  ------------


                                                         SHARES          VALUE
SOFTWARE (0.8%)
Goldman Sachs Group, Inc. (The) 2.75%, Series BMC
  (BMC Software, Inc.) (e)                              182,300   $  3,465,523
                                                                  ------------
Total Convertible Preferred Stocks
  (Cost $20,512,764)                                                21,189,406
                                                                  ------------
                                                        NUMBER OF
                                                    CONTRACTS (F)          VALUE
PURCHASED CALL OPTIONS (0.1%)
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (0.1%)
Rowan Cos., Inc.
  Strike Price $25.00
  Expire 10/16/04 (a)(g)                                   3,072         368,640
                                                                    ------------

MACHINERY (0.0%) (B)
Navistar International Corp.
  Strike Price $50.00
  Expire 10/16/04 (a)(g)                                     682          15,345
                                                                    ------------
Purchased Call Options (Cost $448,703)                                   383,985
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT          VALUE
SHORT-TERM INVESTMENTS (9.3%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (6.3%)
Federal Home Loan Bank 1.13%, due 7/2/04             $ 3,995,000       3,994,875
Merrill Lynch & Co., Inc. 1.43%, due 7/1/04            6,940,000       6,940,000
Morgan Stanley & Co. 1.17%, due 7/16/04               11,115,000      11,109,579
Shell Finance (UK) PLC 1.03%, due 7/1/04               7,480,000       7,480,000
                                                                    ------------
Total Commercial Paper (Cost $29,524,454)                             29,524,454
                                                                    ------------

                                                           SHARES          VALUE
INVESTMENT COMPANY (0.1%)
AIM Institutional Funds Group (h)                        293,696         293,696
                                                                    ------------
Total Investment Company (Cost $293,696)                                 293,696
                                                                    ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
MASTER NOTE (0.0%) (B)
Banc of America Securities LLC
  1.5999%, due 7/1/04 (h)                            $   100,000    $    100,000
                                                                    ------------
Total Master Note (Cost $100,000)                                        100,000
                                                                    ------------
REPURCHASE AGREEMENTS (2.9%)
Countrywide Securities Corp.
  1.5699%, dated 6/30/04 due 7/1/04
  Proceeds at Maturity $3,000,131 (h)
  (Collateralized by
  Various Bonds
  with a Principal Amount of $3,099,475 and a
  Market Value of $3,102,744)                          3,000,000       3,000,000
Credit Suisse First Boston LLC
  1.5499%, dated 6/30/04 due 7/1/04
  Proceeds at Maturity $1,500,065 (h)
  (Collateralized by
  Various Bonds
  with a Principal Amount of
  $1,451,090 and a
  Market Value of $1,530,062)                          1,500,000       1,500,000
Lehman Brothers, Inc.
  1.5499%, dated 6/30/04
  due 7/1/04
  Proceeds at Maturity $3,050,131 (h)
  (Collateralized by
  Various Bonds
  with a Principal Amount of
  $5,201,530 and a
  Market Value of $3,135,696)                          3,050,000       3,050,000
Merrill Lynch & Co., Inc.
  1.5799%, dated 6/30/04
  due 7/1/04
  Proceeds at Maturity $4,000,176 (h)
  (Collateralized by
  Various Bonds
  with a Principal Amount of
  $3,966,774 and a
  Market Value of $4,200,045)                          4,000,000       4,000,000

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
REPURCHASE AGREEMENTS (CONTINUED)
Morgan Stanley & Co.
  1.5499%, dated 6/30/04
  due 7/1/04
  Proceeds at Maturity $2,000,086 (h)
  (Collateralized by
  Various Bonds
  with a Principal Amount of
  $2,247,108 and a
  Market Value of $2,072,484)                       $ 2,000,000   $  2,000,000
                                                                  ------------
Total Repurchase Agreements (Cost $13,550,000)                      13,550,000
                                                                  ------------
Total Short-Term Investments (Cost $43,468,150)                     43,468,150
                                                                  ------------
Total Investments (Cost $426,037,745) (j)                 103.0%   478,626,751(k)
Liabilities in Excess of Cash & Other Assets               (3.0)   (13,734,881)
                                                    -----------   ------------
Net Assets                                                100.0%  $464,891,870
                                                    ===========   ============

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c) Represents a security, or a portion thereof, which is out on loan.
(d)  ADR -- American Depositary Receipt.
(e) Synthetic Convertible -- an equity-linked security issued by an entity other than the issuer of the underlying equity instrument.
(f)  One contract relates to 100 shares.
(g) Options can be exercised into the underlying common stock.
(h) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(i) Exchange Traded Fund -- represents a basket of securities that are traded on an exchange.
(j) The cost for federal income tax purposes is $428,000,657.
(k)  At June 30, 2004 net unrealized appreciation was
     $50,626,094, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $54,201,221 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,575,127.

M- 224   MainStay VP Value Portfolio   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost $426,037,745) including $13,680,591
  market value of securities loaned             $478,626,751
Cash                                                   1,623
Receivables:
  Investment securities sold                       7,552,299
  Dividends                                          687,458
  Fund shares sold                                   267,564
Other assets                                           8,563
                                                ------------
    Total assets                                 487,144,258
                                                ------------
LIABILITIES:
Securities lending collateral                     13,943,696
Payables:
  Investment securities purchased                  7,852,682
  Adviser                                            135,065
  Shareholder communication                          102,898
  Administrator                                       75,036
  Fund shares redeemed                                72,932
  Custodian                                           14,777
  NYLIFE Distributors                                  7,224
Accrued expenses                                      48,078
                                                ------------
    Total liabilities                             22,252,388
                                                ------------
Net assets                                      $464,891,870
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                                 $    274,541
  Service Class                                       24,339
Additional paid-in capital                       449,163,331
Accumulated undistributed net investment
  income                                           2,794,632
Accumulated net realized loss on investments
  and written option transactions                (39,953,979)
Net unrealized appreciation on investments        52,589,006
                                                ------------
Net assets                                      $464,891,870
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $427,106,105
                                                ============
Shares of capital stock outstanding               27,454,110
                                                ============
Net asset value per share outstanding           $      15.56
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 37,785,765
                                                ============
Shares of capital stock outstanding                2,433,919
                                                ============
Net asset value per share outstanding           $      15.52
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                      $ 4,088,410
  Interest                                           152,046
  Income from securities loaned -- net                14,713
                                                 -----------
    Total income                                   4,255,169
                                                 -----------
EXPENSES:
  Advisory                                           804,376
  Administration                                     446,875
  Shareholder communication                           95,342
  Professional                                        35,416
  Service                                             32,408
  Custodian                                           22,214
  Directors                                           10,679
  Portfolio pricing                                    1,700
  Miscellaneous                                       12,149
                                                 -----------
    Total expenses                                 1,461,159
                                                 -----------
Net investment income                              2,794,010
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND WRITTEN OPTION TRANSACTIONS:
Net realized gain from:
  Security transactions                           16,781,769
  Written option transactions                        154,460
                                                 -----------
Net realized gain on investments and written
  option transactions                             16,936,229
                                                 -----------
Net change in unrealized appreciation on:
  Security transactions                           (2,060,572)
  Written option transactions                        (59,012)
                                                 -----------
Net unrealized loss on investments and written
  option transactions                             (2,119,584)
                                                 -----------
Net realized and unrealized gain on investments
  and written option transactions                 14,816,645
                                                 -----------
Net increase in net assets resulting from
  operations                                     $17,610,655
                                                 ===========

M- 226   MainStay VP Value Portfolio   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2003

                                              2004           2003
INCREASE IN NET ASSETS:
Operations:
 Net investment income                $  2,794,010   $  5,735,009
 Net realized gain (loss) on
  investments and written option
  transactions                          16,936,229     (5,013,300)
 Net change in unrealized
  appreciation (depreciation) on
  investments and written option
  transactions                          (2,119,584)    90,298,226
                                      ---------------------------
 Net increase in net assets
  resulting from operations             17,610,655     91,019,935
                                      ---------------------------
Dividends to shareholders:
 From net investment income:
   Initial Class                                --     (5,659,716)
   Service Class                                --       (186,298)
                                      ---------------------------
 Total dividends to shareholders                --     (5,846,014)
                                      ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                        13,465,474     30,675,066
   Service Class                        22,645,149     13,819,659

 Net asset value of shares issued to
  shareholders in
  reinvestment of dividends:
   Initial Class                                --      5,659,716
   Service Class                                --        186,298
                                      ---------------------------
                                        36,110,623     50,340,739

 Cost of shares redeemed:
   Initial Class                       (21,965,216)   (33,249,110)
   Service Class                          (880,358)       (82,177)
                                      ---------------------------
                                       (22,845,574)   (33,331,287)
                                      ---------------------------
   Increase in net assets derived
    from
    capital share transactions          13,265,049     17,009,452
                                      ---------------------------
   Net increase in net assets           30,875,704    102,183,373

NET ASSETS:
Beginning of period                    434,016,166    331,832,793
                                      ---------------------------
End of period                         $464,891,870   $434,016,166
                                      ===========================
Accumulated undistributed net
  investment income at end of period  $  2,794,632   $        622
                                      ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                          INITIAL CLASS                                   SERVICE CLASS
                                -----------------------------------------------------------------   -------------------------
                                                                                                                   JUNE 4,
                                SIX MONTHS                                                          SIX MONTHS     2003(A)
                                  ENDED                                                               ENDED        THROUGH
                                 JUNE 30,                  YEAR ENDED DECEMBER 31,                   JUNE 30,    DECEMBER 31,
                                  2004*        2003       2002       2001       2000       1999       2004*          2003
Net asset value at beginning
  of period                      $  14.96    $  11.91   $  15.35   $  16.21   $  15.00   $  13.96    $ 14.95       $ 12.81
                                 --------    --------   --------   --------   --------   --------    -------       -------
Net investment income                0.10        0.21(b)     0.20      0.23       0.20       0.20       0.07          0.10(b)
Net realized and unrealized
  gain (loss) on investments         0.50        3.04      (3.43)     (0.15)      1.73       1.03       0.50          2.23
                                 --------    --------   --------   --------   --------   --------    -------       -------
Total from investment
  operations                         0.60        3.25      (3.23)      0.08       1.93       1.23       0.57          2.33
                                 --------    --------   --------   --------   --------   --------    -------       -------
Less dividends and
  distributions:
  From net investment income           --       (0.20)     (0.19)     (0.23)     (0.21)     (0.19)        --         (0.19)
  From net realized gain on
    investments                        --          --      (0.02)     (0.71)     (0.51)        --         --            --
                                 --------    --------   --------   --------   --------   --------    -------       -------
Total dividends and
  distributions                        --       (0.20)     (0.21)     (0.94)     (0.72)     (0.19)        --         (0.19)
                                 --------    --------   --------   --------   --------   --------    -------       -------
Net asset value at end of
  period                         $  15.56    $  14.96   $  11.91   $  15.35   $  16.21   $  15.00    $ 15.52       $ 14.95
                                 ========    ========   ========   ========   ========   ========    =======       =======
Total investment return              4.00%(c)    27.37%   (21.05%)     0.40%     12.89%      8.80%      3.87%(c)     18.14%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income              1.26%+      1.60%      1.43%      1.53%      1.33%      1.30%      1.01%+        1.35%+(d)
  Expenses                           0.64%+      0.66%      0.65%      0.64%      0.64%      0.63%      0.89%+        0.91%+
Portfolio turnover rate                31%         62%        64%        70%        90%        74%        31%           62%
Net assets at end of period
  (in 000's)                     $427,106    $418,992   $331,833   $404,174   $338,596   $331,473    $37,786       $15,024

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
+    Annualized.
*    Unaudited.

M- 228   MainStay VP Value Portfolio   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

PORTFOLIO OF INVESTMENTS JUNE 30, 2004 UNAUDITED


                                                     SHARES         VALUE
COMMON STOCKS (99.2%)+
-------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.3%)
Boeing Co. (The)                                      3,096   $   158,175
General Dynamics Corp.                                  640        63,552
                                                              -----------
                                                                  221,727
                                                              -----------
AIR FREIGHT & LOGISTICS (1.0%)
FedEx Corp.                                           2,347       191,726
United Parcel Service, Inc. Class B                   8,645       649,845
                                                              -----------
                                                                  841,571
                                                              -----------
AIRLINES (0.1%)
Delta Air Lines, Inc. (a)                             2,447        17,423
Southwest Airlines Co.                                6,652       111,554
                                                              -----------
                                                                  128,977
                                                              -----------
AUTOMOBILES (2.2%)
Ford Motor Co.                                      119,536     1,870,738
                                                              -----------

BEVERAGES (1.7%)
Adolph Coors Co. Class B                             15,423     1,115,700
Coca-Cola Enterprises, Inc.                          10,219       296,249
                                                              -----------
                                                                1,411,949
                                                              -----------
BIOTECHNOLOGY (0.7%)
Amgen, Inc. (a)                                      11,584       632,139
                                                              -----------
CAPITAL MARKETS (3.3%)
VJ.P. Morgan Chase & Co.                             68,436     2,653,264
Morgan Stanley                                        2,531       133,561
                                                              -----------
                                                                2,786,825
                                                              -----------
CHEMICALS (2.1%)
Monsanto Co.                                         46,595     1,793,907
                                                              -----------
COMMERCIAL BANKS (6.2%)
VBank of America Corp.                               44,850     3,795,207
National City Corp.                                   2,538        88,855
Wachovia Corp.                                       19,177       853,377
Wells Fargo & Co.                                     7,544       431,743
                                                              -----------
                                                                5,169,182
                                                              -----------
COMMERCIAL SERVICES & SUPPLIES (0.5%)
Cendant Corp.                                        16,688       408,522
                                                              -----------
COMMUNICATIONS EQUIPMENT (2.1%)
Aspect Communications Corp. (a)                       9,342       132,656
Cisco Systems, Inc. (a)                              15,290       362,373
Harris Corp.                                          2,631       133,523
Motorola, Inc.                                       63,638     1,161,394
                                                              -----------
                                                                1,789,946
                                                              -----------


                                                     SHARES         VALUE
COMPUTERS & PERIPHERALS (3.9%)
Hewlett-Packard Co.                                  52,920   $ 1,116,612
VInternational Business Machines Corp.               24,098     2,124,239
Storage Technology Corp. (a)                          1,905        55,245
                                                              -----------
                                                                3,296,096
                                                              -----------
DIVERSIFIED FINANCIAL SERVICES (4.1%)
VCitigroup, Inc.                                     73,593     3,422,075
                                                              -----------

DIVERSIFIED TELECOMMUNICATION SERVICES (3.7%)
ALLTEL Corp.                                         12,126       613,818
AT&T Corp.                                            7,145       104,531
BellSouth Corp.                                      28,765       754,218
SBC Communications, Inc.                             25,997       630,427
Sprint Corp. (FON Group)                             10,186       179,274
Verizon Communications, Inc.                         22,120       800,523
                                                              -----------
                                                                3,082,791
                                                              -----------
ELECTRIC UTILITIES (4.5%)
CenterPoint Energy, Inc.                             47,594       547,331
VEdison International, Inc.                          73,912     1,889,930
Great Plains Energy, Inc.                            13,239       393,198
OGE Energy Corp.                                      8,455       215,349
PG&E Corp. (a)                                        2,686        75,047
TXU Corp.                                            16,039       649,740
                                                              -----------
                                                                3,770,595
                                                              -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.3%)
Arrow Electronics, Inc. (a)                          23,923       641,615
Avnet, Inc. (a)                                      13,154       298,596
Sanmina-SCI Corp. (a)                                 9,329        84,894
Tech Data Corp. (a)                                   1,029        40,264
                                                              -----------
                                                                1,065,369
                                                              -----------
FOOD & STAPLES RETAILING (1.2%)
SUPERVALU, Inc.                                      32,573       997,059
                                                              -----------

FOOD PRODUCTS (1.7%)
Corn Products International, Inc.                    11,278       524,991
Tyson Foods, Inc. Class A                            42,142       882,875
                                                              -----------
                                                                1,407,866
                                                              -----------
GAS UTILITIES (0.2%)
AmeriGas Partners, L.P.                                 319         8,285
UGI Corp.                                             4,082       131,032
                                                              -----------
                                                                  139,317
                                                              -----------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                     SHARES         VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.9%)
Applera Corp.-Applied Biosystems Group                9,465   $   205,864
Becton, Dickinson & Co.                              10,314       534,265
                                                              -----------
                                                                  740,129
                                                              -----------
HEALTH CARE PROVIDERS & SERVICES (1.6%)
AmerisourceBergen Corp.                              20,725     1,238,941
Humana, Inc. (a)                                      4,187        70,760
                                                              -----------
                                                                1,309,701
                                                              -----------
HOTELS, RESTAURANTS & LEISURE (0.3%)
McDonald's Corp.                                      9,904       257,504
                                                              -----------
HOUSEHOLD DURABLES (1.0%)
Black & Decker Corp. (The)                            7,747       481,321
KB Home                                               4,687       321,669
NVR, Inc. (a)                                           103        49,872
                                                              -----------
                                                                  852,862
                                                              -----------
HOUSEHOLD PRODUCTS (2.7%)
Kimberly-Clark Corp.                                 10,041       661,501
Procter & Gamble Co. (The)                           29,404     1,600,754
                                                              -----------
                                                                2,262,255
                                                              -----------
INDUSTRIAL CONGLOMERATES (1.4%)
General Electric Co.                                 20,895       676,998
Tyco International Ltd.                              16,079       532,858
                                                              -----------
                                                                1,209,856
                                                              -----------
INSURANCE (6.0%)
VACE, Ltd.                                           47,966     2,028,002
Allstate Corp. (The)                                  5,785       269,292
American Financial Group, Inc.                        4,217       128,914
AmerUs Group Co.                                      7,071       292,739
Aon Corp.                                            12,231       348,217
Fidelity National Financial, Inc.                     3,051       113,924
First American Corp.                                 28,661       742,033
Protective Life Corp.                                 2,737       105,840
St. Paul Travelers Cos., Inc. (The)                     669        27,121
W.R. Berkley Corp.                                   22,470       965,087
                                                              -----------
                                                                5,021,169
                                                              -----------
INTERNET SOFTWARE & SERVICES (1.5%)
EarthLink, Inc. (a)                                  47,700       493,695
United Online, Inc. (a)                              18,176       320,079
VeriSign, Inc. (a)                                   20,455       407,055
                                                              -----------
                                                                1,220,829
                                                              -----------


                                                     SHARES         VALUE
IT SERVICES (1.2%)
Acxiom Corp.                                          2,662   $    66,098
CheckFree Corp. (a)                                   3,140        94,200
Computer Sciences Corp. (a)                          18,396       854,126
                                                              -----------
                                                                1,014,424
                                                              -----------
LEISURE EQUIPMENT & PRODUCTS (1.9%)
Eastman Kodak Co.                                    58,046     1,566,081
                                                              -----------

MEDIA (4.0%)
PanAmSat Corp. (a)                                   12,849       298,354
Regal Entertainment Group Class A                    19,165       346,887
Time Warner, Inc. (a)                                86,352     1,518,068
Walt Disney Co. (The)                                46,531     1,186,075
                                                              -----------
                                                                3,349,384
                                                              -----------
MULTILINE RETAIL (3.3%)
Federated Department Stores, Inc.                    32,233     1,582,640
May Department Stores Co. (The)                      43,465     1,194,853
                                                              -----------
                                                                2,777,493
                                                              -----------
MULTI-UTILITIES & UNREGULATED POWER (0.3%)
Constellation Energy Group                            4,396       166,608
National Fuel Gas Co.                                 2,100        52,500
                                                              -----------
                                                                  219,108
                                                              -----------
OIL & GAS (7.3%)
VChevronTexaco Corp.                                 40,254     3,788,304
ConocoPhillips                                       10,389       792,577
ExxonMobil Corp.                                      4,222       187,499
Sunoco, Inc.                                         16,603     1,056,283
Valero Energy Corp.                                   3,443       253,955
                                                              -----------
                                                                6,078,618
                                                              -----------
PAPER & FOREST PRODUCTS (1.5%)
Georgia-Pacific Corp.                                11,330       418,983
Louisiana-Pacific Corp.                              13,406       317,052
Potlatch Corp.                                        8,542       355,689
Rayonier, Inc.                                        4,354       193,535
                                                              -----------
                                                                1,285,259
                                                              -----------
PHARMACEUTICALS (8.3%)
Bristol-Myers Squibb Co.                             48,527     1,188,911
VJohnson & Johnson                                   47,068     2,621,688
Merck & Co., Inc.                                    29,337     1,393,507
Pfizer, Inc.                                         50,485     1,730,626
                                                              -----------
                                                                6,934,732
                                                              -----------
REAL ESTATE (2.0%)
CBL & Associates Properties, Inc.                    15,725       864,875
Colonial Properties Trust                             2,855       110,003
Equity Office Properties Trust                       20,345       553,384
Plum Creek Timber Co., Inc.                           4,399       143,320
                                                              -----------
                                                                1,671,582
                                                              -----------

         MainStay VP American Century
M- 230 Income & Growth Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                     SHARES         VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------
ROAD & RAIL (0.4%)
Burlington Northern Santa Fe Corp.                    2,840   $    99,599
CSX Corp.                                             1,546        50,663
Norfolk Southern Corp.                                2,991        79,321
Union Pacific Corp.                                   2,027       120,505
                                                              -----------
                                                                  350,088
                                                              -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.7%)
VIntel Corp.                                         76,263     2,104,859
Texas Instruments, Inc.                               5,180       125,252
                                                              -----------
                                                                2,230,111
                                                              -----------
SOFTWARE (3.1%)
VMicrosoft Corp.                                     90,375     2,581,110
                                                              -----------

SPECIALTY RETAIL (2.5%)
Barnes & Noble, Inc. (a)                             20,432       694,279
Blockbuster, Inc. Class A                            36,769       558,154
Borders Group, Inc.                                     698        16,361
Gap, Inc. (The)                                       1,308        31,719
Rent-A-Center, Inc. (a)                               5,239       156,803
Sherwin-Williams Co. (The)                           15,690       651,920
                                                              -----------
                                                                2,109,236
                                                              -----------
THRIFTS & MORTGAGE FINANCE (1.3%)
Countrywide Financial Corp.                          14,761     1,036,960
Flagstar Bancorp, Inc.                                2,113        42,007
                                                              -----------
                                                                1,078,967
                                                              -----------
TOBACCO (2.8%)
Altria Group, Inc.                                   15,433       772,421
R.J. Reynolds Tobacco Holdings, Inc.                 23,359     1,578,835
                                                              -----------
                                                                2,351,256
                                                              -----------
WIRELESS TELECOMMUNICATION SERVICES (0.4%)
Nextel Communications, Inc. Class A (a)              11,170       297,792
                                                              -----------
Total Common Stocks
  (Cost $77,081,645)                                           83,006,197
                                                              -----------


                                                     SHARES         VALUE
CONVERTIBLE PREFERRED STOCKS (0.5%)
-------------------------------------------------------------------------
AUTOMOBILES (0.3%)
Ford Motor Co. Capital Trust II
  6.5%                                                2,850   $   156,066
General Motors Corp.
  5.25% Series B                                      3,691        91,205
                                                              -----------
                                                                  247,271
                                                              -----------
OFFICE ELECTRONICS (0.2%)
Xerox Corp. 6.25%                                     1,250       165,500
                                                              -----------
Total Convertible Preferred Stocks
  (Cost $368,643)                                                 412,771
                                                              -----------
Total Investments
  (Cost $77,450,288) (b)                               99.7%   83,418,968(c)
Cash and Other Assets,
  Less Liabilities                                      0.3       233,683
                                                    -------   -----------
Net Assets                                            100.0%  $83,652,651
                                                    =======   ===========

(a)  Non-income producing security.
(b)  The cost for federal income tax purposes is $78,904,757.
(c)  At June 30, 2004 net unrealized appreciation was
     $4,514,211, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $8,817,863 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,303,652.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $77,450,288)                  $83,418,968
Cash                                                 542,479
Receivables:
  Investment securities sold                         819,903
  Dividends                                          168,323
  Fund shares sold                                    48,681
Other assets                                           1,513
                                                 -----------
    Total assets                                  84,999,867
                                                 -----------
LIABILITIES:
Payables:
  Investment securities purchased                  1,220,949
  Adviser                                             33,451
  Custodian                                           17,525
  Fund shares redeemed                                13,778
  Administrator                                       13,381
  NYLIFE Distributors                                  1,854
Accrued expenses                                      46,278
                                                 -----------
    Total liabilities                              1,347,216
                                                 -----------
Net assets                                       $83,652,651
                                                 ===========
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share) 200
  million shares authorized
  Initial Class                                  $    68,130
  Service Class                                        9,068
Additional paid-in capital                        85,610,491
Accumulated undistributed net investment income      596,977
Accumulated net realized loss on investments      (8,600,695)
Net unrealized appreciation on investments         5,968,680
                                                 -----------
Net assets                                       $83,652,651
                                                 ===========
INITIAL CLASS
Net assets applicable to outstanding shares      $73,842,990
                                                 ===========
Shares of capital stock outstanding                6,812,977
                                                 ===========
Net asset value per share outstanding            $     10.84
                                                 ===========
SERVICE CLASS
Net assets applicable to outstanding shares      $ 9,809,661
                                                 ===========
Shares of capital stock outstanding                  906,778
                                                 ===========
Net asset value per share outstanding            $     10.82
                                                 ===========

         MainStay VP American Century
M- 232 Income & Growth Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                      $   951,356
  Interest                                                73
                                                 -----------
    Total income                                     951,429
                                                 -----------
EXPENSES:
  Advisory                                           195,387
  Administration                                      78,155
  Custodian                                           23,063
  Professional                                        20,645
  Shareholder communication                           16,006
  Service                                              8,394
  Directors                                            2,188
  Miscellaneous                                       10,614
                                                 -----------
    Total expenses                                   354,452
                                                 -----------
Net investment income                                596,977
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on investments                   4,134,576
Net change in unrealized appreciation on
  investments                                     (1,134,616)
                                                 -----------
Net realized and unrealized gain
  on investments                                   2,999,960
                                                 -----------
Net increase in net assets resulting from
  operations                                     $ 3,596,937
                                                 ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2003

                                               2004           2003
INCREASE IN NET ASSETS:
Operations:
 Net investment income                  $   596,977   $    918,919
 Net realized gain (loss) on
  investments                             4,134,576     (1,967,874)
 Net change in unrealized appreciation
  (depreciation) on investments          (1,134,616)    16,920,056
                                        --------------------------
 Net increase in net assets resulting
  from operations                         3,596,937     15,871,101
                                        --------------------------

Dividends to shareholders:

 From net investment income:
   Initial Class                                 --       (871,258)
   Service Class                                 --        (48,213)
                                        --------------------------
 Total dividends to shareholders                 --       (919,471)
                                        --------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                          4,894,998     11,256,503
   Service Class                          5,695,797      3,871,091
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends:
   Initial Class                                 --        871,258
   Service Class                                 --         48,213
                                        --------------------------
                                         10,590,795     16,047,065
 Cost of shares redeemed:
   Initial Class                         (3,934,173)   (15,357,671)
   Service Class                           (297,234)       (97,938)
                                        --------------------------
                                         (4,231,407)   (15,455,609)
                                        --------------------------
    Increase in net assets derived
     from
     capital share transactions           6,359,388        591,456
                                        --------------------------
    Net increase in net assets            9,956,325     15,543,086

NET ASSETS:
Beginning of period                      73,696,326     58,153,240
                                        --------------------------
End of period                           $83,652,651   $ 73,696,326
                                        ==========================
Accumulated undistributed net
 investment income at end of period     $   596,977   $         --
                                        ==========================

         MainStay VP American Century
M- 234 Income & Growth Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                          INITIAL CLASS                                   SERVICE CLASS
                                -----------------------------------------------------------------   -------------------------
                                                                                                                   JUNE 13,
                                SIX MONTHS                                                          SIX MONTHS     2003(A)
                                  ENDED                                                               ENDED        THROUGH
                                 JUNE 30,                  YEAR ENDED DECEMBER 31,                   JUNE 30,    DECEMBER 31,
                                  2004*        2003       2002       2001       2000       1999       2004*          2003
Net asset value at beginning
  of period                      $ 10.35     $  8.14    $ 10.24    $ 11.28    $ 12.74    $ 10.91      $10.34        $ 9.26
                                 -------     -------    -------    -------    -------    -------      ------        ------
Net investment income               0.08        0.14(b)    0.10       0.08       0.07       0.08        0.05          0.07(b)
Net realized and unrealized
  gain (loss) on investments        0.41        2.20      (2.10)     (1.04)     (1.44)      1.83        0.43          1.14
                                 -------     -------    -------    -------    -------    -------      ------        ------
Total from investment
  operations                        0.49        2.34      (2.00)     (0.96)     (1.37)      1.91        0.48          1.21
                                 -------     -------    -------    -------    -------    -------      ------        ------
Less dividends and
  distributions:
  From net investment income          --       (0.13)     (0.10)     (0.08)     (0.07)     (0.08)         --         (0.13)
  From net realized gain on
    investments                       --          --         --         --      (0.02)        --          --            --
                                 -------     -------    -------    -------    -------    -------      ------        ------
Total dividends and
  distributions                       --       (0.13)     (0.10)     (0.08)     (0.09)     (0.08)         --         (0.13)
                                 -------     -------    -------    -------    -------    -------      ------        ------
Net asset value at end of
  period                         $ 10.84     $ 10.35    $  8.14    $ 10.24    $ 11.28    $ 12.74      $10.82        $10.34
                                 =======     =======    =======    =======    =======    =======      ======        ======
Total investment return             4.73%(c)   28.69%    (19.52%)    (8.50%)   (10.73%)    17.59%       4.60%(c)     13.10%(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income           1.55%+      1.51%      1.09%      0.81%      0.66%      0.89%       1.30%+        1.26%+(d)
    Net expenses                    0.89%+      0.94%      0.92%      0.88%      0.90%      0.85%       1.14%+        1.19%+
    Expenses (before
      reimbursement)                0.89%+      0.94%      0.92%      0.88%      0.90%      0.92%       1.14%+        1.19%+
Portfolio turnover rate               37%         79%        71%        61%        59%        51%         37%           79%
Net assets at end of period
  (in 000's)                     $73,843     $69,598    $58,153    $71,000    $75,189    $64,142      $9,810        $4,099

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
+    Annualized.
*    Unaudited.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

PORTFOLIO OF INVESTMENTS JUNE 30, 2004 UNAUDITED


                                                        SHARES         VALUE
COMMON STOCKS (97.9%)+
----------------------------------------------------------------------------
AEROSPACE & DEFENSE (4.9%)
VBoeing Co. (The)                                       42,800   $ 2,186,652
VUnited Technologies Corp.                              21,800     1,994,264
                                                                 -----------
                                                                   4,180,916
                                                                 -----------
CAPITAL MARKETS (10.3%)
VGoldman Sachs Group, Inc. (The)                        25,100     2,363,416
VJ.P. Morgan Chase & Co.                                65,400     2,535,558
Merrill Lynch & Co., Inc.                               34,100     1,840,718
VMorgan Stanley                                         40,600     2,142,462
                                                                 -----------
                                                                   8,882,154
                                                                 -----------
COMMERCIAL BANKS (6.9%)
VBank of America Corp.                                  36,356     3,076,445
U.S. Bancorp                                            46,300     1,276,028
Wachovia Corp.                                          35,600     1,584,200
                                                                 -----------
                                                                   5,936,673
                                                                 -----------
COMMUNICATIONS EQUIPMENT (1.6%)
Nokia Corp. ADR (b)                                     95,100     1,382,754
                                                                 -----------

COMPUTERS & PERIPHERALS (2.6%)
International Business Machines Corp.                    9,300       819,795
NCR Corp. (a)                                           14,800       733,932
Seagate Technology                                      45,200       652,236
                                                                 -----------
                                                                   2,205,963
                                                                 -----------
DIVERSIFIED FINANCIAL SERVICES (3.8%)
VCitigroup, Inc.                                        70,346     3,271,089
                                                                 -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (4.4%)
ALLTEL Corp.                                            17,200       870,664
Sprint Corp. (FON Group)                               107,100     1,884,960
Verizon Communications, Inc.                            27,782     1,005,431
                                                                 -----------
                                                                   3,761,055
                                                                 -----------
ELECTRIC UTILITIES (1.7%)
Entergy Corp.                                            7,800       436,878
Exelon Corp.                                            12,900       429,441
TXU Corp.                                               14,700       595,497
                                                                 -----------
                                                                   1,461,816
                                                                 -----------
ELECTRICAL EQUIPMENT (0.7%)
Emerson Electric Co.                                     9,700       616,435
                                                                 -----------

ENERGY EQUIPMENT & SERVICES (2.0%)
Cooper Cameron Corp. (a)                                 8,800       428,560
Schlumberger Ltd.                                       20,000     1,270,200
                                                                 -----------
                                                                   1,698,760
                                                                 -----------
FOOD & STAPLES RETAILING (1.4%)
Kroger Co. (The) (a)                                    21,200       385,840
Safeway, Inc. (a)                                       32,900       833,686
                                                                 -----------
                                                                   1,219,526
                                                                 -----------
FOOD PRODUCTS (0.9%)
Kraft Foods, Inc. Class A                               24,600       779,328
                                                                 -----------


                                                        SHARES         VALUE
HEALTH CARE PROVIDERS & SERVICES (3.6%)
Cardinal Health, Inc.                                   10,900   $   763,545
CIGNA Corp.                                              6,300       433,503
Medco Health Solutions, Inc. (a)                        38,900     1,458,750
PacifiCare Health Systems, Inc. (a)                     11,600       448,456
                                                                 -----------
                                                                   3,104,254
                                                                 -----------
HOTELS, RESTAURANTS & LEISURE (1.0%)
McDonald's Corp.                                        34,400       894,400
                                                                 -----------

HOUSEHOLD DURABLES (2.5%)
Koninklijke Philips Electronics NV ADR (b)              64,500     1,754,400
Newell Rubbermaid, Inc.                                 17,600       413,600
                                                                 -----------
                                                                   2,168,000
                                                                 -----------
HOUSEHOLD PRODUCTS (0.5%)
Kimberly-Clark Corp.                                     6,800       447,984
                                                                 -----------

INDUSTRIAL CONGLOMERATES (1.1%)
Tyco International Ltd.                                 27,400       908,036
                                                                 -----------

INSURANCE (9.7%)
Allstate Corp. (The)                                    17,600       819,280
VAmerican International Group, Inc.                     40,958     2,919,486
Genworth Financial, Inc. Class A (a)                    41,500       952,425
Hartford Financial Services Group, Inc. (The)           20,000     1,374,800
Marsh & McLennan Cos., Inc.                              9,600       435,648
Prudential Financial, Inc.                              30,000     1,394,100
UnumProvident Corp.                                     27,800       442,020
                                                                 -----------
                                                                   8,337,759
                                                                 -----------

IT SERVICES (3.5%)
Automatic Data Processing, Inc.                         32,200     1,348,536
DST Systems, Inc. (a)                                   17,800       856,002
SunGard Data Systems, Inc. (a)                          30,700       798,200
                                                                 -----------
                                                                   3,002,738
                                                                 -----------
MACHINERY (0.6%)
Eaton Corp.                                              8,400       543,816
                                                                 -----------

MEDIA (9.6%)
Clear Channel Communications, Inc.                      37,000     1,367,150
Interpublic Group of Cos., Inc. (The) (a)               26,400       362,472
Liberty Media Corp. Class A (a)                        176,080     1,582,959

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's top 10 largest holdings, excluding short-term investments. May be subject to change daily.

         MainStay VP Dreyfus Large Company
M- 236   Value Portfolio   The notes to the financial statements are an integral
      part of, and should be read in conjunction with, the financial statements.


                                                        SHARES         VALUE
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------
MEDIA (CONTINUED)
Liberty Media International, Inc. Class A (a)            8,804   $   326,628
News Corp. Ltd. (The) ADR (b)                           21,200       697,056
Omnicom Group, Inc.                                     18,600     1,411,554
Viacom, Inc. Class B                                    45,600     1,628,832
Walt Disney Co. (The)                                   33,700       859,013
                                                                 -----------
                                                                   8,235,664
                                                                 -----------
MULTILINE RETAIL (0.5%)
Dollar General Corp.                                    22,400       438,144
                                                                 -----------

OFFICE ELECTRONICS (0.9%)
Xerox Corp. (a)                                         53,900       781,550
                                                                 -----------
OIL & GAS (8.8%)
Apache Corp.                                            11,600       505,180
BP PLC ADR (b)                                          28,200     1,510,674
ChevronTexaco Corp.                                     10,700     1,006,977
VExxonMobil Corp.                                       66,382     2,948,025
Pioneer Natural Resources Co.                           14,200       498,136
Total SA ADR (b)                                        11,400     1,095,312
                                                                 -----------
                                                                   7,564,304
                                                                 -----------
PAPER & FOREST PRODUCTS (1.6%)
Bowater, Inc.                                           10,100       420,059
International Paper Co.                                 22,400     1,001,280
                                                                 -----------
                                                                   1,421,339
                                                                 -----------
PHARMACEUTICALS (1.1%)
Pfizer, Inc.                                            26,940       923,503
                                                                 -----------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.6%)
Fairchild Semiconductor International, Inc. (a)         39,900       653,163
Intel Corp.                                             27,500       759,000
                                                                 -----------
                                                                   1,412,163
                                                                 -----------
SOFTWARE (4.2%)
VMicrosoft Corp.                                        94,400     2,696,064
Oracle Corp. (a)                                        76,100       907,873
                                                                 -----------
                                                                   3,603,937
                                                                 -----------
SPECIALTY RETAIL (1.9%)
Advanced Auto Parts, Inc. (a)                           11,300       499,234
AutoZone, Inc. (a)                                      13,800     1,105,380
                                                                 -----------
                                                                   1,604,614
                                                                 -----------


                                                        SHARES         VALUE
TEXTILES, APPAREL & LUXURY GOODS (0.8%)
Jones Apparel Group, Inc.                               17,200   $   679,056
                                                                 -----------

THRIFTS & MORTGAGE FINANCE (2.5%)
Fannie Mae                                              12,700       906,272
PMI Group, Inc. (The)                                   28,900     1,257,728
                                                                 -----------
                                                                   2,164,000
                                                                 -----------
TOBACCO (0.7%)
Altria Group, Inc.                                      12,500       625,625
                                                                 -----------
Total Common Stocks
  (Cost $78,708,084)                                              84,257,355
                                                                 -----------
                                                     PRINCIPAL
                                                        AMOUNT         VALUE
SHORT-TERM INVESTMENT (3.3%)
----------------------------------------------------------------------------
FEDERAL AGENCY (3.3%)
Federal Home Loan Bank
  1.25%, due 7/1/04                                 $2,856,000     2,856,000
                                                                 -----------
Total Short-Term Investment
  (Cost $2,856,000)                                                2,856,000
                                                                 -----------
Total Investments
  (Cost $81,564,084) (c)                                 101.2%   87,113,355(d)
Liabilities In Excess of Cash and Other Assets            (1.2)   (1,039,715)
                                                    ----------   -----------
Net Assets                                               100.0%  $86,073,640
                                                    ==========   ===========

(a)  Non-income producing security.
(b)  ADR -- American Depositary Receipt.
(c)  The cost for federal income tax purposes is $81,685,789.
(d)  At June 30, 2004 net unrealized appreciation was
     $5,427,566, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $7,541,131 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,113,565.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost $81,564,084)                              $87,113,355
Cash                                                   1,072
Receivables:
  Investment securities sold                       2,799,000
  Dividends and interest                              84,651
  Fund shares sold                                    44,236
Other assets                                           1,539
                                                 -----------
    Total assets                                  90,043,853
                                                 -----------
LIABILITIES:
Payables:
  Investment securities purchased                  3,862,074
  Adviser                                             41,514
  Shareholder communication                           15,024
  Administrator                                       13,838
  Custodian                                            5,517
  NYLIFE Distributors                                  3,231
  Fund shares redeemed                                 1,626
Accrued expenses                                      27,389
                                                 -----------
    Total liabilities                              3,970,213
                                                 -----------
Net assets                                       $86,073,640
                                                 ===========
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share) 200
  million shares authorized
  Initial Class                                  $    66,066
  Service Class                                       16,191
Additional paid-in capital                        85,503,583
Accumulated undistributed net investment income      270,196
Accumulated net realized loss on investments      (5,331,667)
Net unrealized appreciation on investments         5,549,271
                                                 -----------
Net assets                                       $86,073,640
                                                 ===========
INITIAL CLASS
Net assets applicable to outstanding shares      $69,159,182
                                                 ===========
Shares of capital stock outstanding                6,606,560
                                                 ===========
Net asset value per share outstanding            $     10.47
                                                 ===========
SERVICE CLASS
Net assets applicable to outstanding shares      $16,914,458
                                                 ===========
Shares of capital stock outstanding                1,619,050
                                                 ===========
Net asset value per share outstanding            $     10.45
                                                 ===========

         MainStay VP Dreyfus Large Company
M- 238   Value Portfolio   The notes to the financial statements are an integral
      part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $   631,697
  Interest                                            18,017
                                                 -----------
    Total income                                     649,714
                                                 -----------
EXPENSES:
  Advisory                                           234,561
  Administration                                      78,187
  Professional                                        18,744
  Shareholder communication                           14,547
  Service                                             14,178
  Custodian                                            8,564
  Directors                                            2,091
  Portfolio pricing                                    1,641
  Miscellaneous                                        7,005
                                                 -----------
    Total expenses                                   379,518
                                                 -----------
Net investment income                                270,196
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investments                   3,926,656
Net change in unrealized depreciation on
  investments                                     (2,270,558)
                                                 -----------
Net realized and unrealized gain on investments    1,656,098
                                                 -----------
Net increase in net assets resulting from
  operations                                     $ 1,926,294
                                                 ===========

(a) Dividends recorded net of foreign withholding taxes in the amount of $19,806.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2003

                                               2004           2003
INCREASE IN NET ASSETS:
Operations:
 Net investment income                  $   270,196   $    462,495
 Net realized gain (loss) on
  investments                             3,926,656       (162,229)
 Net change in unrealized appreciation
  (depreciation) on investments          (2,270,558)    13,469,188
                                        --------------------------
 Net increase in net assets resulting
  from operations                         1,926,294     13,769,454
                                        --------------------------

Dividends to shareholders:
 From net investment income:
   Initial Class                                 --       (437,804)
   Service Class                                 --        (36,919)
                                        --------------------------
 Total dividends to shareholders                 --       (474,723)
                                        --------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                          8,597,683     12,652,974
   Service Class                         11,078,221      5,625,147

 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends:
   Initial Class                                 --        437,804
   Service Class                                 --         36,919
                                        --------------------------
                                         19,675,904     18,752,844

 Cost of shares redeemed:
   Initial Class                         (3,421,997)   (13,712,644)
   Service Class                           (367,717)       (49,107)
                                        --------------------------
                                         (3,789,714)   (13,761,751)
                                        --------------------------
    Increase in net assets derived
     from capital share transactions     15,886,190      4,991,093
                                        --------------------------
    Net increase in net assets           17,812,484     18,285,824

NET ASSETS:
Beginning of period                      68,261,156     49,975,332
                                        --------------------------
End of period                           $86,073,640   $ 68,261,156
                                        ==========================
Accumulated undistributed net
 investment income at end of period     $   270,196   $         --
                                        ==========================

         MainStay VP Dreyfus Large Company
M- 240   Value Portfolio   The notes to the financial statements are an integral
      part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                          INITIAL CLASS                                   SERVICE CLASS
                                -----------------------------------------------------------------   -------------------------
                                                                                                                   JUNE 5,
                                SIX MONTHS                                                          SIX MONTHS     2003(A)
                                  ENDED                                                               ENDED        THROUGH
                                 JUNE 30,                  YEAR ENDED DECEMBER 31,                   JUNE 30,    DECEMBER 31,
                                  2004*        2003       2002       2001       2000       1999       2004*          2003
Net asset value at beginning
  of period                      $ 10.18     $  8.01    $ 10.46    $ 11.29    $ 10.84    $ 10.23     $ 10.17        $ 8.97
                                 -------     -------    -------    -------    -------    -------     -------        ------
Net investment income               0.04(b)     0.07(b)    0.06       0.07       0.07       0.08        0.03(b)       0.03(b)
Net realized and unrealized
  gain (loss) on investments        0.25        2.17      (2.45)     (0.56)      0.64       0.61        0.25          1.24
                                 -------     -------    -------    -------    -------    -------     -------        ------
Total from investment
  operations                        0.29        2.24      (2.39)     (0.49)      0.71       0.69        0.28          1.27
                                 -------     -------    -------    -------    -------    -------     -------        ------
Less dividends and
  distributions:
  From net investment income          --       (0.07)     (0.06)     (0.07)     (0.07)     (0.08)         --         (0.07)
  From net realized gain on
    investments                       --          --         --      (0.27)     (0.19)        --          --            --
                                 -------     -------    -------    -------    -------    -------     -------        ------
Total dividends and
  distributions                       --       (0.07)     (0.06)     (0.34)     (0.26)     (0.08)         --         (0.07)
                                 -------     -------    -------    -------    -------    -------     -------        ------
Net asset value at end of
  period                         $ 10.47     $ 10.18    $  8.01    $ 10.46    $ 11.29    $ 10.84     $ 10.45        $10.17
                                 =======     =======    =======    =======    =======    =======     =======        ======
Total investment return             2.86%(c)   27.95%    (22.86%)    (4.51%)     6.59%      6.73%       2.73%(c)     14.13%(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income           0.72%+      0.87%      0.63%      0.80%      0.78%      0.90%       0.47%+        0.62%+(d)
    Net expenses                    0.93%+      0.99%      0.98%      0.99%      1.01%      0.95%       1.18%+        1.24%+
    Expenses (before
      reimbursement)                0.93%+      0.99%      0.98%      0.99%      1.01%      1.00%       1.18%+        1.24%+
Portfolio turnover rate               44%         73%        65%        74%       159%       121%         44%           73%
Net assets at end of period
  (in 000's)                     $69,159     $62,229    $49,975    $59,220    $45,278    $30,608     $16,914        $6,033

(a)  Commencement of Operations.
     Per share data based on average shares outstanding during
(b)  the period.
(c)  Total return is not annualized.
     Represents income earned for the year by the Initial Class
(d)  shares less service fee of 0.25%.
+    Annualized.
*    Unaudited.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

PORTFOLIO OF INVESTMENTS JUNE 30, 2004 UNAUDITED


                                                         SHARES          VALUE
COMMON STOCKS (99.5%)+
------------------------------------------------------------------------------
BEVERAGES (1.2%)
Coca-Cola Co. (The)                                      35,850   $  1,809,708
                                                                  ------------
BIOTECHNOLOGY (3.3%)
Amgen, Inc. (a)                                          49,650      2,709,400
Genzyme Corp. (a)                                        50,700      2,399,631
                                                                  ------------
                                                                     5,109,031
                                                                  ------------
CAPITAL MARKETS (3.0%)
Goldman Sachs Group, Inc. (The)                          28,800      2,711,808
Merrill Lynch & Co., Inc.                                37,650      2,032,347
                                                                  ------------
                                                                     4,744,155
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (1.6%)
Cendant Corp.                                            76,750      1,878,840
Jackson Hewitt Tax Service, Inc. (a)                     40,000        700,000
                                                                  ------------
                                                                     2,578,840
                                                                  ------------
COMMUNICATIONS EQUIPMENT (7.1%)
VCisco Systems, Inc. (a)                                191,800      4,545,660
JDS Uniphase Corp. (a)                                  550,200      2,085,258
Nokia Corp. ADR (b)                                     104,150      1,514,341
Nortel Networks Corp. (a)                               305,650      1,525,194
QUALCOMM, Inc.                                           18,600      1,357,428
                                                                  ------------
                                                                    11,027,881
                                                                  ------------
COMPUTERS & PERIPHERALS (4.3%)
VDell, Inc. (a)                                         128,150      4,590,333
EMC Corp. (a)                                           182,600      2,081,640
                                                                  ------------
                                                                     6,671,973
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (1.9%)
Citigroup, Inc.                                          62,583      2,910,109
                                                                  ------------

ELECTRICAL EQUIPMENT (1.5%)
Emerson Electric Co.                                     36,350      2,310,043
                                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.7%)
Jabil Circuit, Inc. (a)                                 106,100      2,671,598
                                                                  ------------

FOOD & STAPLES RETAILING (1.6%)
Wal-Mart Stores, Inc.                                    48,600      2,564,136
                                                                  ------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.9%)
St. Jude Medical, Inc. (a)                               23,600      1,785,340
Zimmer Holdings, Inc. (a)                                13,950      1,230,390
                                                                  ------------
                                                                     3,015,730
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (3.1%)
Aetna, Inc. (a)                                          22,650      1,925,250
Caremark Rx, Inc. (a)                                    64,100      2,111,454
WebMD Corp. (a)                                          93,850        874,682
                                                                  ------------
                                                                     4,911,386
                                                                  ------------


                                                         SHARES          VALUE
HOTELS, RESTAURANTS & LEISURE (2.0%)
Harrah's Entertainment, Inc.                             39,250   $  2,123,425
International Game Technology                            23,950        924,470
                                                                  ------------
                                                                     3,047,895
                                                                  ------------
HOUSEHOLD DURABLES (1.8%)
Tempur-Pedic International, Inc. (a)                    195,700      2,741,757
                                                                  ------------

INDUSTRIAL CONGLOMERATES (4.0%)
VGeneral Electric Co.                                   192,400      6,233,760
                                                                  ------------

INTERNET & CATALOG RETAIL (5.7%)
VeBay, Inc. (a)                                          47,750      4,390,613
VInterActiveCorp. (a)                                   149,900      4,517,986
                                                                  ------------
                                                                     8,908,599
                                                                  ------------
IT SERVICES (1.9%)
CheckFree Corp. (a)                                      44,200      1,326,000
First Data Corp.                                         35,600      1,584,912
                                                                  ------------
                                                                     2,910,912
                                                                  ------------
MACHINERY (0.9%)
Caterpillar, Inc.                                        17,500      1,390,200
                                                                  ------------

MEDIA (12.2%)
Clear Channel Communications, Inc.                       45,700      1,688,615
Comcast Corp. Class A (a)                                66,650      1,840,206
EchoStar Communications Corp. Class A (a)                86,050      2,646,038
Gannett Co., Inc.                                        34,700      2,944,295
Time Warner, Inc. (a)                                   186,900      3,285,702
Univision Communications, Inc. Class A (a)               27,950        892,443
Viacom, Inc. Class B                                     56,050      2,002,106
Walt Disney Co. (The)                                   147,650      3,763,599
                                                                  ------------
                                                                    19,063,004
                                                                  ------------
MULTILINE RETAIL (1.0%)
Family Dollar Stores, Inc.                               53,300      1,621,386
                                                                  ------------

PHARMACEUTICALS (9.7%)
Abbott Laboratories                                      58,200      2,372,232
Allergan, Inc.                                           23,150      2,072,388
Johnson & Johnson                                        53,950      3,005,015
VPfizer, Inc.                                           169,450      5,808,746
Wyeth                                                    49,500      1,789,920
                                                                  ------------
                                                                    15,048,301
                                                                  ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

         MainStay VP Eagle Asset Management
M- 242 Growth Equity Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (21.7%)
Altera Corp. (a)                                         89,750   $  1,994,245
VApplied Materials, Inc. (a)                            215,250      4,223,205
Applied Micro Circuits Corp. (a)                        346,200      1,841,784
Cypress Semiconductor Corp. (a)                         146,200      2,074,578
Entegris, Inc. (a)                                      162,900      1,884,753
VFairchild Semiconductor International, Inc. (a)        254,700      4,169,439
VIntel Corp.                                            255,800      7,060,080
VLam Research Corp. (a)                                 162,800      4,363,040
Maxim Integrated Products, Inc.                          38,550      2,020,791
NVIDIA Corp. (a)                                         66,950      1,372,475
Texas Instruments, Inc.                                  66,150      1,599,507
Ultra Clean Holdings, Inc. (a)                          158,650      1,158,145
                                                                  ------------
                                                                    33,762,042
                                                                  ------------
SOFTWARE (5.0%)
Microsoft Corp. (a)                                     145,600      4,158,336
Siebel Systems, Inc. (a)                                158,400      1,691,712
VERITAS Software Corp. (a)                               70,500      1,952,850
                                                                  ------------
                                                                     7,802,898
                                                                  ------------
SPECIALTY RETAIL (1.4%)
Home Depot, Inc. (The)                                   61,100      2,150,720
                                                                  ------------
Total Investments
  (Cost $154,232,922) (c)                                  99.5%   155,006,064(d)
Cash and Other Assets,
  Less Liabilities                                          0.5        801,102
                                                    -----------   ------------
                                                          100.0%  $155,807,166
                                                    ===========   ============

(a)  Non-income producing security.
(b)  ADR -- American Depositary Receipt.
(c) The cost for federal income tax purposes is $159,034,732.
(d)  At June 30, 2004 net unrealized depreciation was
     $4,028,668, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $7,698,425 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $11,727,093.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $154,232,922)               $ 155,006,064
Cash                                               1,706,009
Receivables:
  Investment securities sold                       1,299,716
  Fund shares sold                                    95,665
  Dividends                                           74,463
Other assets                                           2,920
                                               -------------
    Total assets                                 158,184,837
                                               -------------
LIABILITIES:
Payables:
  Investment securities purchased                  2,055,906
  Fund shares redeemed                               146,117
  Adviser                                             63,379
  Administrator                                       25,352
  Custodian                                           12,045
  NYLIFE Distributors                                  2,921
Accrued expenses                                      71,951
                                               -------------
    Total liabilities                              2,377,671
                                               -------------
Net assets                                     $ 155,807,166
                                               =============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                                $     128,920
  Service Class                                       14,010
Additional paid-in capital                       264,099,691
Accumulated net investment loss                      (61,813)
Accumulated net realized loss on investments    (109,146,784)
Net unrealized appreciation on investments           773,142
                                               -------------
Net assets                                     $ 155,807,166
                                               =============
INITIAL CLASS
Net assets applicable to outstanding shares    $ 140,562,939
                                               =============
Shares of capital stock outstanding               12,892,001
                                               =============
Net asset value per share outstanding          $       10.90
                                               =============
SERVICE CLASS
Net assets applicable to outstanding shares    $  15,244,227
                                               =============
Shares of capital stock outstanding                1,401,009
                                               =============
Net asset value per share outstanding          $       10.88
                                               =============

         MainStay VP Eagle Asset Management
M- 244 Growth Equity Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                     $    595,271
  Interest                                             4,099
                                                ------------
    Total income                                     599,370
                                                ------------
EXPENSES:
  Advisory                                           398,649
  Administration                                     159,459
  Shareholder communication                           35,880
  Professional                                        23,045
  Custodian                                           16,180
  Service                                             14,163
  Directors                                            4,118
  Miscellaneous                                        9,689
                                                ------------
    Total expenses                                   661,183
                                                ------------
Net investment loss                                  (61,813)
                                                ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on investments                   7,591,132
Net change in unrealized appreciation on
  investments                                    (14,384,780)
                                                ------------
Net realized and unrealized loss on
  investments                                     (6,793,648)
                                                ------------
Net decrease in net assets resulting from
  operations                                    $ (6,855,461)
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2003

                                              2004           2003
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income (loss)         $    (61,813)  $    220,769
 Net realized gain on investments        7,591,132     10,629,970
 Net change in unrealized
  appreciation (depreciation) on
  investments                          (14,384,780)    22,421,255
                                      ---------------------------
 Net increase (decrease) in net
  assets resulting from operations      (6,855,461)    33,271,994
                                      ---------------------------

Dividends to shareholders:

 From net investment income:
   Initial Class                                --       (235,253)
   Service Class                                --         (6,121)
                                      ---------------------------
 Total dividends to shareholders                --       (241,374)
                                      ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                         4,549,416     18,755,875
   Service Class                         8,924,755      7,216,238

 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends:
   Initial Class                                --        235,253
   Service Class                                --          6,121
                                      ---------------------------
                                        13,474,171     26,213,487

 Cost of shares redeemed:
   Initial Class                       (11,775,328)   (17,048,711)
   Service Class                          (572,862)      (187,372)
                                      ---------------------------
                                       (12,348,190)   (17,236,083)
                                      ---------------------------
    Increase in net assets derived
     from capital share transactions     1,125,981      8,977,404
                                      ---------------------------
    Net increase (decrease) in net
     assets                             (5,729,480)    42,008,024

NET ASSETS:
Beginning of period                    161,536,646    119,528,622
                                      ---------------------------
End of period                         $155,807,166   $161,536,646
                                      ===========================
Accumulated net investment loss at
 end
 of period                            $    (61,813)  $         --
                                      ===========================

         MainStay VP Eagle Asset Management
M- 246 Growth Equity Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                INITIAL CLASS
                                ------------------------------------------------------------------------------

                                  SIX MONTHS
                                     ENDED
                                   JUNE 30,                         YEAR ENDED DECEMBER 31,
                                     2004*           2003        2002        2001         2000         1999
Net asset value at beginning
  of period                        $  11.38        $   8.90    $  12.41    $  14.87     $  18.55     $ 11.78
                                   --------        --------    --------    --------     --------     -------
Net investment income (loss)           0.00(b)(c)      0.02(b)     0.01       (0.01)(b)     (0.02)(b)    (0.01)(b)
Net realized and unrealized
  gain (loss) on investments          (0.48)           2.48       (3.51)      (2.45)       (1.69)       7.71
                                   --------        --------    --------    --------     --------     -------
Total from investment
  operations                          (0.48)           2.50       (3.50)      (2.46)       (1.71)       7.70
                                   --------        --------    --------    --------     --------     -------
Less dividends and
  distributions:
  From net investment income             --           (0.02)      (0.01)         --           --       (0.00)(c)
  From net realized gain on
    investments                          --              --          --          --        (1.97)      (0.93)
                                   --------        --------    --------    --------     --------     -------
Total dividends and
  distributions                          --           (0.02)      (0.01)         --        (1.97)      (0.93)
                                   --------        --------    --------    --------     --------     -------
Net asset value at end of
  period                           $  10.90        $  11.38    $   8.90    $  12.41     $  14.87     $ 18.55
                                   ========        ========    ========    ========     ========     =======
Total investment return               (4.19%)(d)      28.05%     (28.21%)    (16.56%)      (9.97%)     65.50%
Ratios (to average net
  assets)/ Supplemental Data:
    Net investment income
      (loss)                          (0.06%)+         0.17%       0.07%      (0.10%)      (0.19%)     (0.04%)
    Net expenses                       0.81%+          0.83%       0.81%       0.80%        0.80%       0.85%
    Expenses (before
      reimbursement)                   0.81%+          0.83%       0.81%       0.80%        0.80%       0.87%
Portfolio turnover rate                  68%            160%        168%        172%         363%        203%
Net assets at end of period
  (in 000's)                       $140,563        $154,082    $119,529    $180,447     $218,190     $65,089

                                      SERVICE CLASS
                                -------------------------
                                               JUNE 6,
                                SIX MONTHS     2003(A)
                                  ENDED        THROUGH
                                 JUNE 30,    DECEMBER 31,
                                  2004*          2003
Net asset value at beginning
  of period                      $ 11.37        $10.18
                                 -------        ------
Net investment income (loss)       (0.02)(b)     (0.00)(b)(c)
Net realized and unrealized
  gain (loss) on investments       (0.47)         1.20
                                 -------        ------
Total from investment
  operations                       (0.49)         1.20
                                 -------        ------
Less dividends and
  distributions:
  From net investment income          --         (0.01)
  From net realized gain on
    investments                       --            --
                                 -------        ------
Total dividends and
  distributions                       --         (0.01)
                                 -------        ------
Net asset value at end of
  period                         $ 10.88        $11.37
                                 =======        ======
Total investment return            (4.31%)(d)     11.83%(d)
Ratios (to average net
  assets)/ Supplemental Data:
    Net investment income
      (loss)                       (0.31%)+      (0.08%)+(e)
    Net expenses                    1.06%+        1.08%+
    Expenses (before
      reimbursement)                1.06%+        1.08%+
Portfolio turnover rate               68%          160%
Net assets at end of period
  (in 000's)                     $15,244        $7,455

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
+    Annualized.
*    Unaudited.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

PORTFOLIO OF INVESTMENTS JUNE 30, 2004 UNAUDITED


                                                        SHARES          VALUE
COMMON STOCKS (96.6%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.1%)
Armor Holdings, Inc. (a)                                15,800   $   537,200
Engineered Support Systems, Inc.                         8,750       511,963
                                                                 -----------
                                                                   1,049,163
                                                                 -----------
AIR FREIGHT & LOGISTICS (0.8%)
EGL, Inc. (a)                                           15,200       404,320
                                                                 -----------

AIRLINES (0.1%)
SkyWest, Inc.                                            4,300        74,863
                                                                 -----------

BIOTECHNOLOGY (4.5%)
Abgenix, Inc. (a)                                       15,500       181,660
Affymetrix, Inc. (a)                                    13,100       428,763
Cell Therapeutics, Inc. (a)                             35,600       262,372
Corixa Corp. (a)                                        26,400       123,288
DOV Pharmaceutical, Inc. (a)                            11,600       161,936
EXACT Sciences Corp. (a)                                30,200       185,730
Kosan Biosciences, Inc. (a)                             15,100       119,290
Ligand Pharmaceuticals, Inc. Class B (a)                15,400       267,652
Techne Corp. (a)                                         8,000       347,600
Vion Pharmaceuticals, Inc. (a)                          35,200       146,432
                                                                 -----------
                                                                   2,224,723
                                                                 -----------
CAPITAL MARKETS (0.6%)
National Financial Partners Corp.                        8,100       285,687
                                                                 -----------
COMMERCIAL BANKS (5.3%)
VEast West Bancorp, Inc.                                19,400       595,580
Nara Bancorp, Inc.                                      16,400       280,932
Silicon Valley Bancshares (a)                           14,700       582,855
VSouthwest Bancorp of Texas, Inc.                       13,300       586,796
Texas Regional Bancshares, Inc. Class A                 12,260       562,856
                                                                 -----------
                                                                   2,609,019
                                                                 -----------
COMMERCIAL SERVICES & SUPPLIES (12.1%)
Administaff, Inc. (a)                                   11,900       197,540
Bennett Environmental, Inc. (a)                          9,300       116,622
Bright Horizons Family Solutions, Inc.                   7,700       412,797
Charles River Associates, Inc. (a)                       9,800       303,310
Corporate Executive Board Co. (The)                      9,100       525,889
CoStar Group, Inc. (a)                                   7,700       353,661
G&K Services, Inc.                                       4,900       196,931
Gevity HR, Inc.                                          9,700       254,043
Healthcare Services Group, Inc.                         15,950       244,035
Heidrick & Struggles International, Inc. (a)            13,200       391,776


                                                        SHARES          VALUE
COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
Korn/Ferry International (a)                            18,500   $   358,345
VNavigant Consulting, Inc. (a)                          35,000       750,400
VResources Connection, Inc. (a)                         17,500       684,425
VStrayer Education, Inc.                                 5,700       635,949
Tetra Tech, Inc. (a)                                     8,400       137,088
Universal Technical Institute, Inc. (a)                  9,700       387,709
                                                                 -----------
                                                                   5,950,520
                                                                 -----------
COMMUNICATIONS EQUIPMENT (2.6%)
C-COR.net Corp. (a)                                      8,000        82,320
KVH Industries, Inc. (a)                                13,000       165,490
Packeteer, Inc. (a)                                     18,500       298,775
Plantronics, Inc. (a)                                    8,300       349,430
Sierra Wireless (a)                                      7,000       259,210
SpectraLink Corp.                                        8,400       125,160
                                                                 -----------
                                                                   1,280,385
                                                                 -----------
COMPUTERS & PERIPHERALS (1.6%)
Advanced Digital Information Corp. (a)                  14,700       142,590
Avid Technology, Inc. (a)                                9,800       534,786
Hutchinson Technology, Inc. (a)                          3,900        95,901
                                                                 -----------
                                                                     773,277
                                                                 -----------
DIVERSIFIED FINANCIAL SERVICES (0.7%)
Piper Jaffray Cos., Inc. (a)                             8,200       370,886
                                                                 -----------

ELECTRICAL EQUIPMENT (1.1%)
II-VI, Inc. (a)                                          9,000       275,940
Ultralife Batteries, Inc. (a)                           13,500       261,360
                                                                 -----------
                                                                     537,300
                                                                 -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (5.2%)
Digital Theater Systems, Inc. (a)                        6,800       177,820
Littelfuse, Inc. (a)                                    11,000       466,510
Plexus Corp. (a)                                        28,300       382,050
Rogers Corp. (a)                                         7,200       503,280
Sypris Solutions, Inc.                                  13,600       260,984
Trimble Navigation Ltd. (a)                             16,000       444,640
Varian, Inc. (a)                                         7,500       316,125
                                                                 -----------
                                                                   2,551,409
                                                                 -----------
ENERGY EQUIPMENT & SERVICES (2.5%)
Cal Dive International, Inc. (a)                        14,100       427,512
Maverick Tube Corp. (a)                                 14,000       367,640
Unit Corp. (a)                                          13,900       437,155
                                                                 -----------
                                                                   1,232,307
                                                                 -----------

+ Percentages indicated are based on Portfolio net assets.
V Portfolio's 10 largest holdings. May be subject to change daily.

         MainStay VP Lord Abbett
M- 248   Developing Growth Portfolio   The notes to the financial statements are
      an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
FOOD & STAPLES RETAILING (0.7%)
United Natural Foods, Inc. (a)                          11,200   $   323,792
                                                                 -----------
HEALTH CARE EQUIPMENT & SUPPLIES (7.4%)
American Medical Systems Holdings, Inc. (a)             10,300       347,110
Bio-Rad Laboratories, Inc. Class A (a)                   6,200       364,932
Cooper Cos., Inc. (The)                                  7,900       499,043
Integra LifeSciences Holdings (a)                       12,400       437,348
Molecular Devices Corp. (a)                             11,000       195,580
NuVasive, Inc. (a)                                      18,800       205,108
Thoratec Corp. (a)                                      27,300       292,929
VVISX, Inc. (a)                                         27,800       742,816
Wilson Greatbatch Technologies, Inc. (a)                 2,700        75,465
Wright Medical Group, Inc. (a)                          14,000       498,400
                                                                 -----------
                                                                   3,658,731
                                                                 -----------
HEALTH CARE PROVIDERS & SERVICES (4.2%)
AMERIGROUP Corp. (a)                                    11,800       580,560
Centene Corp. (a)                                       11,050       425,977
Molina Healthcare, Inc. (a)                              7,400       282,532
Odyssey Healthcare, Inc. (a)                            12,700       239,014
Priority Healthcare Corp. (a)                            7,600       174,420
SFBC International, Inc. (a)                            12,600       394,758
                                                                 -----------
                                                                   2,097,261
                                                                 -----------
HOTELS, RESTAURANTS & LEISURE (2.5%)
P.F. Chang's China Bistro, Inc. (a)                      7,300       300,395
Panera Bread Co. Class A (a)                             5,400       193,752
RARE Hospitality International, Inc. Class A (a)         8,900       221,610
Scientific Games Corp. Class A (a)                      17,200       329,208
Shuffle Master, Inc. (a)                                 5,300       192,443
                                                                 -----------
                                                                   1,237,408
                                                                 -----------
INTERNET & CATALOG RETAIL (2.1%)
1-800-FLOWERS.COM, Inc. (a)                             12,700       103,378
Netflix, Inc. (a)                                       10,700       384,665
Overstock.com, Inc. (a)                                 11,100       433,788
RedEnvelope, Inc. (a)                                   11,600        97,672
                                                                 -----------
                                                                   1,019,503
                                                                 -----------
INTERNET SOFTWARE & SERVICES (5.6%)
VAkamai Tecchnologies, Inc. (a)                         36,000       646,200
Digital Insight Corp. (a)                               16,000       331,680
VDigital River, Inc. (a)                                18,800       613,444
Digitas, Inc. (a)                                       43,800       483,114
eCollege.com (a)                                        14,400       230,400
NIC, Inc. (a)                                           31,100       222,987
S1 Corp. (a)                                            23,500       233,590
                                                                 -----------
                                                                   2,761,415
                                                                 -----------


                                                        SHARES          VALUE
IT SERVICES (3.1%)
Forrester Research, Inc. (a)                            15,420   $   287,583
MAXIMUS, Inc. (a)                                        5,410       191,839
Sapient Corp. (a)                                       77,400       465,174
SRA International, Inc. Class A (a)                     13,800       584,016
                                                                 -----------
                                                                   1,528,612
                                                                 -----------
MACHINERY (1.4%)
CLARCOR, Inc.                                            7,000       320,600
Nordson Corp.                                            8,900       385,993
                                                                 -----------
                                                                     706,593
                                                                 -----------
METALS & MINING (1.1%)
Coeur d'Alene Mines Corp. (a)                           45,300       184,824
Schnitzer Steel Industries, Inc. Class A                10,600       359,976
                                                                 -----------
                                                                     544,800
                                                                 -----------
OIL & GAS (1.8%)
Comstock Resources, Inc. (a)                            16,900       328,874
KCS Energy, Inc. (a)                                    22,600       301,032
Penn Virginia Corp.                                      7,000       252,770
                                                                 -----------
                                                                     882,676
                                                                 -----------
PHARMACEUTICALS (4.9%)
Bone Care International, Inc. (a)                        7,600       177,992
Bradley Pharmaceuticals, Inc. (a)                        9,000       251,100
Kos Pharmaceuticals, Inc. (a)                           11,400       375,858
K-V Pharmaceutical Co. (a)                              18,300       422,547
Medicines Co. (The) (a)                                  6,500       198,315
Medicis Pharmaceutical Corp.                             8,000       319,600
Noven Pharmaceuticals, Inc. (a)                         17,000       374,340
Perrigo Co.                                             16,000       303,520
                                                                 -----------
                                                                   2,423,272
                                                                 -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (7.4%)
Cabot Microelectronics Corp. (a)                         2,840        86,932
Cree, Inc. (a)                                           7,200       167,616
FormFactor, Inc. (a)                                     6,700       150,415
O2 Micro International Ltd. (a)                         17,700       301,431
Power Integrations, Inc. (a)                            11,600       288,840
Semtech Corp. (a)                                       19,400       456,676
Sigmatel, Inc. (a)                                      19,200       557,952
VVarian Semiconductor Equipment Associates, Inc.
  (a)                                                   20,900       805,904
Vitesse Semiconductor Corp. (a)                         88,400       431,392
Zoran Corp. (a)                                         21,800       400,030
                                                                 -----------
                                                                   3,647,188
                                                                 -----------
SOFTWARE (7.1%)
Blackboard, Inc. (a)                                    14,300       286,715
Embarcadero Technologies, Inc. (a)                      17,100       211,356
Kronos, Inc. (a)                                         7,850       323,420
Macromedia, Inc. (a)                                    12,200       299,510
Magma Design Automation, Inc. (a)                       17,200       330,756
Micro Strategy, Inc. (a)                                 8,100       345,870

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
SOFTWARE (CONTINUED)
ixOPNET Technologies, Inc. (a)                          12,700   $   166,370
Quest Software, Inc. (a)                                21,200       273,480
Salesforce.com, Inc. (a)                                   300         4,821
SS&C Technologies, Inc.                                 10,500       196,350
TIBCO Software, Inc. (a)                                61,900       523,055
Verint Systems, Inc. (a)                                16,200       554,364
                                                                 -----------
                                                                   3,516,067
                                                                 -----------
SPECIALTY RETAIL (2.7%)
Cabela's, Inc. Class A (a)                               2,200        59,290
Electronics Boutique Holdings Corp. (a)                  7,100       187,014
Guess?, Inc. (a)                                        16,900       272,090
Hibbett Sporting Goods, Inc. (a)                         4,500       123,075
Linens 'n Things, Inc. (a)                               6,000       175,860
Tractor Supply Co. (a)                                  11,800       493,476
                                                                 -----------
                                                                   1,310,805
                                                                 -----------
TEXTILES, APPAREL & LUXURY GOODS (3.7%)
Blue Nile, Inc. (a)                                     10,100       379,861
Kenneth Cole Productions, Inc. Class A                   9,700       332,419
VFossil, Inc. (a)                                       24,350       663,538
Warnaco Group, Inc. (The) (a)                           20,300       431,781
                                                                 -----------
                                                                   1,807,599
                                                                 -----------
THRIFTS & MORTGAGE FINANCE (0.3%)
Commercial Capital Bancorp, Inc. (a)                    10,100       175,437
                                                                 -----------

TRADING COMPANIES & DISTRIBUTORS (0.5%)
Aceto Corp.                                             12,850       226,160
                                                                 -----------

WIRELESS TELECOMMUNICATION SERVICES (0.9%)
@ Road, Inc. (a)                                        15,600       119,340
Wireless Facilities, Inc. (a)                           32,400       318,492
                                                                 -----------
                                                                     437,832
                                                                 -----------
Total Common Stocks
  (Cost $44,031,443)                                              47,649,010
                                                                 -----------
                                                     PRINCIPAL
                                                        AMOUNT         VALUE
ix
SHORT-TERM INVESTMENT (4.8%)
-----------------------------------------------------------------------------
TIME DEPOSIT (4.8%)
Bank of New York Cayman
  0.56%, due 7/1/04                                 $2,366,000     2,366,000
                                                                 -----------
Total Short-Term Investment
  (Cost $2,366,000)                                                2,366,000
                                                                 -----------
Total Investments
  (Cost $46,397,443) (b)                                 101.4%   50,015,010(c)
Liabilities in Excess of
  Cash and Other Assets                                   (1.4)     (667,667)
                                                    ----------   -----------
Net Assets                                               100.0%  $49,347,343
                                                    ==========   ===========

(a)  Non-income producing security.
(b)  The cost for federal income tax purposes is $46,525,352.
(c)  At June 30, 2004 net unrealized appreciation was
     $3,489,658, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $6,217,344 and aggregate gross unrealized depreciation for all investments in which there was an excess of cost over market value of $2,727,686.

         MainStay VP Lord Abbett
M- 250   Developing Growth Portfolio   The notes to the financial statements are
      an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $46,397,443)                  $50,015,010
Cash                                                   2,482
Receivables:
  Investment securities sold                       2,639,157
  Fund shares sold                                    92,117
  Dividends and interest                               4,706
Other assets                                             871
                                                 -----------
    Total assets                                  52,754,343
                                                 -----------
LIABILITIES:
Payables:
  Investment securities purchased                  3,308,405
  Adviser                                             23,383
  Custodian                                           17,173
  Fund shares redeemed                                14,203
  Administrator                                        7,794
  NYLIFE Distributors                                  2,026
Accrued expenses                                      34,016
                                                 -----------
    Total liabilities                              3,407,000
                                                 -----------
Net assets                                       $49,347,343
                                                 ===========
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share) 200
  million shares authorized
  Initial Class                                  $    44,094
  Service Class                                       12,336
Additional paid-in capital                        53,346,370
Accumulated net investment loss                     (214,325)
Accumulated net realized loss on investments      (7,458,699)
Net unrealized appreciation on investments         3,617,567
                                                 -----------
Net assets                                       $49,347,343
                                                 ===========
INITIAL CLASS
Net assets applicable to outstanding shares      $38,582,084
                                                 ===========
Shares of capital stock outstanding                4,409,447
                                                 ===========
Net asset value per share outstanding            $      8.75
                                                 ===========
SERVICE CLASS
Net assets applicable to outstanding shares      $10,765,259
                                                 ===========
Shares of capital stock outstanding                1,233,624
                                                 ===========
Net asset value per share outstanding            $      8.73
                                                 ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                       $   30,837
  Interest                                             6,200
                                                  ----------
        Total income                                  37,037
                                                  ----------
EXPENSES:
  Advisory                                           137,838
  Administration                                      45,946
  Custodian                                           22,795
  Professional                                        16,655
  Service                                              9,277
  Shareholder communication                            8,098
  Portfolio pricing                                    2,845
  Directors                                            1,371
  Miscellaneous                                        6,537
                                                  ----------
        Total expenses                               251,362
                                                  ----------
Net investment loss                                 (214,325)
                                                  ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                   2,001,497
Net change in unrealized appreciation on
  investments                                       (878,731)
                                                  ----------
Net realized and unrealized gain on investments    1,122,766
                                                  ----------
Net increase in net assets resulting from
  operations                                      $  908,441
                                                  ==========

         MainStay VP Lord Abbett
M- 252   Developing Growth Portfolio   The notes to the financial statements are
      an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2003

                                               2004          2003
INCREASE IN NET ASSETS:
Operations:
 Net investment loss                    $  (214,325)  $  (307,738)
 Net realized gain (loss) on
  investments                             2,001,497      (290,004)
 Net change in unrealized appreciation
  (depreciation) on investments            (878,731)   10,267,407
                                        -------------------------
 Net increase in net assets resulting
  from operations                           908,441     9,669,665
                                        -------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                          3,631,340    12,625,133
   Service Class                          6,447,308     4,366,776
                                        -------------------------
                                         10,078,648    16,991,909

Cost of shares redeemed:
   Initial Class                         (3,920,745)   (6,314,813)
   Service Class                           (306,097)      (97,683)
                                        -------------------------
                                         (4,226,842)   (6,412,496)
                                        -------------------------
    Increase in net assets derived
     from capital share transactions      5,851,806    10,579,413
                                        -------------------------
    Net increase in net assets            6,760,247    20,249,078

NET ASSETS:
Beginning of period                      42,587,096    22,338,018
                                        -------------------------
End of period                           $49,347,343   $42,587,096
                                        =========================
Accumulated net investment loss at end
 of period                              $  (214,325)  $        --
                                        =========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                          INITIAL CLASS                                   SERVICE CLASS
                                -----------------------------------------------------------------   -------------------------
                                                                                                                   JUNE 5,
                                SIX MONTHS                                                          SIX MONTHS     2003(A)
                                  ENDED                                                               ENDED        THROUGH
                                 JUNE 30,                  YEAR ENDED DECEMBER 31,                   JUNE 30,    DECEMBER 31,
                                  2004*        2003       2002       2001       2000       1999       2004*          2003
Net asset value at beginning
  of period                      $  8.57     $  6.19    $  8.71    $  9.40    $ 11.94    $  9.21     $  8.56        $ 7.20
                                 -------     -------    -------    -------    -------    -------     -------        ------
Net investment loss (b)            (0.04)      (0.07)     (0.07)     (0.07)     (0.07)     (0.05)      (0.05)        (0.06)
Net realized and unrealized
  gain (loss) on investments        0.22        2.45      (2.45)     (0.62)     (2.19)      2.81        0.22          1.42
                                 -------     -------    -------    -------    -------    -------     -------        ------
Total from investment
  operations                        0.18        2.38      (2.52)     (0.69)     (2.26)      2.76        0.17          1.36
                                 -------     -------    -------    -------    -------    -------     -------        ------
Less distributions:
  From net realized gain on
    investments                       --          --         --         --      (0.28)     (0.03)         --            --
                                 -------     -------    -------    -------    -------    -------     -------        ------
Net asset value at end of
  period                         $  8.75     $  8.57    $  6.19    $  8.71    $  9.40    $ 11.94     $  8.73        $ 8.56
                                 =======     =======    =======    =======    =======    =======     =======        ======
Total investment return             2.09%(c)   38.49%    (28.98%)    (7.34%)   (19.08%)    32.19%       1.96%(c)     18.83%(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss            (0.89%)+    (1.01%)    (0.92%)    (0.83%)    (0.68%)    (0.54%)     (1.14%)+      (1.26%)+(d)
    Net expenses                    1.05%+      1.19%      1.10%      1.08%      1.07%      0.95%       1.30%+        1.44%+
    Expenses (before
      reimbursement)                1.05%+      1.19%      1.10%      1.08%      1.07%      1.04%       1.30%+        1.44%+
Portfolio turnover rate               61%        103%        62%        49%        51%        59%         61%          103%
Net assets at end of period
  (in 000's)                     $38,582     $38,146    $22,338    $31,243    $36,015    $32,100     $10,765        $4,441

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
+    Annualized.
*    Unaudited.

         MainStay VP Lord Abbett
M- 254   Developing Growth Portfolio   The notes to the financial statements are
      an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

MainStay VP Series Fund, Inc. (the "Fund") was incorporated under Maryland law on June 3, 1983. The Fund is registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), as an open-end diversified management investment company.
The Portfolios commenced operations on the dates indicated below:

 COMMENCEMENT
 OF OPERATIONS      PORTFOLIOS
 July 2, 2001       Mid Cap Core, Mid Cap Growth, Mid Cap
                    Value and Small Cap Growth Portfolios
 ---------------------------------------------------------
 May 1, 1998        American Century Income & Growth,
                    Dreyfus Large Company Value, Eagle
                    Asset Management Growth Equity and
                    Lord Abbett Developing Growth
                    Portfolios
 ---------------------------------------------------------
 October 1, 1996    Convertible Portfolio
 ---------------------------------------------------------
 May 1, 1995        High Yield Corporate Bond,
                    International Equity and Value
                    Portfolios
 ---------------------------------------------------------
 January 29, 1993   Capital Appreciation, Cash Management,
                    Government, S&P 500 Index and Total
                    Return Portfolios
 ---------------------------------------------------------
 January 23, 1984   Bond and Common Stock Portfolios

The Portfolios (each separately a "Portfolio") are separate Portfolios of the Fund. Shares of the Portfolios are currently offered only to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II and III, VUL Separate Account-I and CSVUL Separate Account-I (collectively "Separate Accounts"). The Separate Accounts are used to fund flexible premium deferred variable annuity and variable life insurance policies.

On May 13, 2003, the Fund's Board of Directors adopted a Multiple Class Plan under which the existing shares of each of the Fund's Portfolios, except the Cash Management Portfolio, were re-classified as Initial Class shares, and a second class of shares, the Service Class, was established. The classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the distributor of its shares. Effective June 2, 2003, new shareholders of the Portfolios are permitted to invest only in the Service Class shares, however, existing Initial Class shareholders are permitted to continue investing in the Initial Class shares.

The Service Class of each Portfolio commenced operations on the dates indicated below:

   COMMENCEMENT
  OF OPERATIONS                   PORTFOLIOS

 June 13, 2003      American Century Income & Growth
                    Portfolio
 ---------------------------------------------------------
 June 6, 2003       Eagle Asset Management Growth Equity
                    Portfolio
 ---------------------------------------------------------
 June 5, 2003       Capital Appreciation, Common Stock,
                    Convertible, International Equity, Mid
                    Cap Core, Mid Cap Growth, Mid Cap
                    Value, S&P 500 Index, Small Cap
                    Growth, Dreyfus Large Company Value
                    and Lord Abbett Developing Growth
                    Portfolios
 ---------------------------------------------------------
 June 4, 2003       Bond, Government, High Yield Corporate
                    Bond, Total Return and Value
                    Portfolios

The investment objectives for each of the Portfolios of the Fund are as follows:

BOND: to seek the highest income over the long term consistent with preservation of principal.

CAPITAL APPRECIATION: to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

CASH MANAGEMENT: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

COMMON STOCK: to seek long-term growth of capital, with income as a secondary consideration.

CONVERTIBLE: to seek capital appreciation together with current income.

GOVERNMENT: to seek a high level of current income, consistent with safety of principal.

HIGH YIELD CORPORATE BOND: to maximize current income through investment in a diversified portfolio of high yield, high risk debt securities which are ordinarily in the lower rating categories of recognized rating agencies (that is, rated Baa to B by Moody's or BBB to B by S&P). Capital appreciation is a secondary objective.

INTERNATIONAL EQUITY: to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

MID CAP CORE: to seek long-term growth of capital.

MID CAP GROWTH: to seek long-term growth of capital.

MID CAP VALUE: to realize maximum long-term total return from a combination of capital appreciation and income.

S&P 500 INDEX: to seek to provide investment results that correspond to the total return performance (and reflect

                                                 www.mainstayfunds.com    M- 255
reinvestment of dividends) of publicly traded common stocks represented by the S&P 500 Index.

SMALL CAP GROWTH: to seek long-term capital appreciation.

TOTAL RETURN: to realize current income consistent with reasonable opportunity for future growth of capital and income.

VALUE: to realize maximum long-term total return from a combination of capital growth and income.

AMERICAN CENTURY INCOME & GROWTH: to seek dividend growth, current income and capital appreciation.

DREYFUS LARGE COMPANY VALUE: capital appreciation.

EAGLE ASSET MANAGEMENT GROWTH EQUITY: to seek growth through long-term capital appreciation.

LORD ABBETT DEVELOPING GROWTH: to seek long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over the counter.

High Yield Corporate Bond Portfolio invests primarily in high yield bonds (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic developments in a specific industry or region.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

Each Portfolio prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below:

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Administrator, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if such prices are deemed by the Fund's Administrator to be representative of market values at the regular close of business of the Exchange. Options and futures contracts valued at the last sale price on the market where such options or futures contracts are principally traded. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Portfolio securities of Cash Management Portfolio are valued at their amortized cost. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Directors to represent fair value.

Certain events may occur between the time that foreign markets close, on which securities held by the International Equity Portfolio principally trade, and the time at which the Portfolio's NAVs are calculated. Should the Administrator or Adviser/Sub-Advisers conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Administrator or Adviser/Sub-Adviser may, pursuant to procedures adopted by the Portfolio's Board of Directors, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

(B) SECURITY TRANSACTIONS AND INVESTMENT INCOME. Each Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for all Portfolios are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of each Portfolio are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

M- 256   MainStay VP Series Fund, Inc.

(C) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The High Yield Corporate Bond and International Equity Portfolios enter into foreign currency forward contracts in order to hedge their foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Portfolio's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Portfolio's exposure at valuation date to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 7)

(D) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index, foreign currency or interest rate. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The S&P 500 Index Portfolio invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objectives.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Portfolio's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(E) REPURCHASE AGREEMENTS. The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(F) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities -- at the valuation date,

(ii) purchases and sales of investment securities, income and expenses -- at the date of such transactions.

The assets and liabilities of Convertible, High Yield Corporate Bond and International Equity Portfolios are presented at the exchange rates and market values at the end of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized and unrealized gains (losses) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, at valuation date exchange rates are reflected in unrealized foreign exchange gains or losses. (See Note 7)

(G) MORTGAGE DOLLAR ROLLS. Certain of the Portfolios may enter into mortgage dollar roll ("MDR") transactions in which they sell mortgage-backed securities ("MBS") to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. The MDR transactions of the Portfolios are classified as purchase and sale transactions. The securities sold in connection with the

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
NOTES TO FINANCIAL STATEMENTS UNAUDITED (CONTINUED)

MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolios have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. The Portfolios maintain a segregated account containing securities from the respective portfolios having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Portfolios at the end of the roll could be inferior to what was initially sold to the counterparty.

(H) SECURITIES LENDING. The Portfolios may lend their securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios receive compensation for lending their securities in the form of fees or they retain a portion of interest on the investment of any cash received as collateral. The Portfolios also continue to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolios. (See Note 7)

(I) PURCHASED AND WRITTEN OPTIONS. Certain Portfolios may write covered call and put options on their portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, a Portfolio foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian. When writing a covered call option, the Portfolios, in return for the premium on the option, give up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as a writer continues, have retained the risk of loss should the price of the underlying security decline. After writing a put option, a Portfolio may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

Certain Portfolios may purchase call and put options on their portfolio securities or foreign currencies. A Portfolio may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. A Portfolio may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Portfolio and the prices of options relating to the securities or foreign currencies purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. (See Note 7)

(J) LOAN PARTICIPATIONS AND COMMITMENTS. The High Yield Corporate Bond Portfolio invests in loan commitments and loan participations. Loan commitments and loan participations are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money and records interest as earned. The unfunded amounts are recorded in memorandum accounts. The Portfolio assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the Borrower ("Intermediate Participants").

(K) FEDERAL INCOME TAXES. Each of the Portfolios is treated as a separate entity for federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by a Portfolio from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(L) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For Cash Management Portfolio, dividends are declared daily and paid monthly and capital gain distributions, if any, are declared and paid annually. Each of the other Portfolios intends to declare and pay, as a dividend, substantially all of their net investment income and net realized gains no less frequently than once a year.

M- 258   MainStay VP Series Fund, Inc.

Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(M) EXPENSES. Expenses with respect to the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the Distribution and Service Plan) are allocated to separate classes of shares based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown on each Portfolio's Statement of Operations.
(N) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:
(A) INVESTMENT ADVISORY, SUB-ADVISORY AND ADMINISTRATION FEES. New York Life Investment Management LLC ("NYLIM"), an indirect wholly-owned subsidiary of New York Life, serves as investment adviser to the Fund under an Investment Advisory Agreement. Bond, Common Stock, Mid Cap Core and S&P 500 Index Portfolios are advised by NYLIM. MacKay Shields, a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as sub-adviser to Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Total Return and Value Portfolios, under a Sub-Advisory Agreement with NYLIM. Pursuant to a Sub-Advisory Agreement with NYLIM, American Century Investment Management, Inc. serves as sub-adviser to the American Century Income & Growth Portfolio; The Dreyfus Corporation serves as sub-adviser to the Dreyfus Large Company Value Portfolio; Eagle Asset Management, Inc. serves as sub-adviser to the Eagle Asset Management Growth Equity Portfolio; and Lord, Abbett & Co. serves as sub-adviser to the Lord Abbett Developing Growth Portfolio.

NYLIM also serves as administrator for the Fund. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios.

The Fund, on behalf of each Portfolio, pays the Adviser and Administrator a monthly fee for the services performed and the facilities furnished at an approximate annual rate of the average daily net assets of each Portfolio as follows:

                                  ADVISER   ADMINISTRATOR
Bond Portfolio                      0.25%           0.20%
---------------------------------------------------------
Capital Appreciation Portfolio      0.36%           0.20%
---------------------------------------------------------
Cash Management Portfolio           0.25%           0.20%
---------------------------------------------------------
Common Stock Portfolio              0.25%           0.20%
---------------------------------------------------------
Convertible Portfolio               0.36%           0.20%
---------------------------------------------------------
Government Portfolio                0.30%           0.20%
---------------------------------------------------------
High Yield Corporate Bond
  Portfolio                         0.30%           0.20%
---------------------------------------------------------
International Equity Portfolio      0.60%           0.20%
---------------------------------------------------------
Mid Cap Core Portfolio              0.85%*          0.00%
---------------------------------------------------------
Mid Cap Growth Portfolio            0.75%*          0.00%
---------------------------------------------------------
Mid Cap Value Portfolio             0.70%*          0.00%
---------------------------------------------------------
S&P 500 Index Portfolio             0.10%           0.20%
---------------------------------------------------------
Small Cap Growth Portfolio          1.00%*          0.00%
---------------------------------------------------------
Total Return Portfolio              0.32%           0.20%
---------------------------------------------------------
Value Portfolio                     0.36%           0.20%
---------------------------------------------------------
American Century Income &
  Growth Portfolio                  0.50%           0.20%
---------------------------------------------------------
Dreyfus Large Company Value
  Portfolio                         0.60%           0.20%
---------------------------------------------------------
Eagle Asset Management Growth
  Equity Portfolio                  0.50%           0.20%
---------------------------------------------------------
Lord Abbett Developing Growth
  Portfolio                         0.60%           0.20%
---------------------------------------------------------

* This fee reflects Management fees, which includes both Advisory fees and Administrative fees.

Pursuant to the terms of the Sub-Advisory Agreements between NYLIM and the sub-advisers, NYLIM pays the

                                                 www.mainstayfunds.com    M- 259
sub-advisers a monthly fee at an annual rate of average daily net assets of that Portfolio as follows:

Capital Appreciation Portfolio                       0.36%
----------------------------------------------------------
Cash Management Portfolio                            0.25%
----------------------------------------------------------
Convertible Portfolio                                0.36%
----------------------------------------------------------
Government Portfolio                                 0.30%
----------------------------------------------------------
High Yield Corporate Bond Portfolio                  0.30%
----------------------------------------------------------
International Equity Portfolio                       0.60%
----------------------------------------------------------
Mid Cap Growth Portfolio                             0.38%
----------------------------------------------------------
Mid Cap Value Portfolio                              0.35%
----------------------------------------------------------
Small Cap Growth Portfolio                           0.50%
----------------------------------------------------------
Total Return Portfolio                               0.32%
----------------------------------------------------------
Value Portfolio                                      0.36%
----------------------------------------------------------
American Century Income & Growth Portfolio           0.40%*
----------------------------------------------------------
Dreyfus Large Company Value Portfolio                0.45%**
----------------------------------------------------------
Eagle Asset Management Growth Equity Portfolio       0.40%***
----------------------------------------------------------
Lord Abbett Developing Growth Portfolio              0.50%
----------------------------------------------------------

* On assets up to $100 million; 0.35% on assets from $100 million to $200 million; 0.30% on assets over $200 million.

**  On assets up to $250 million; 0.40% on assets over $250 million.

*** On assets up to $200 million; 0.30% on assets over $200 million.

NYLIM has voluntarily agreed to assume the operating expenses of Mid Cap Core, Mid Cap Growth, Mid Cap Value and Small Cap Growth Portfolios, which on an annualized basis exceed the percentages of average daily net assets indicated below. Also listed below are the amounts NYLIM reimbursed the Portfolios for the six months ended June 30, 2004. It was not necessary for NYLIM to reimburse Mid Cap Growth Portfolio and Mid Cap Value Portfolio for expenses for the six months ended June 30, 2004. This agreement may be terminated by NYLIM at any time.

Mid Cap Core Portfolio                    0.98%  $ 21,606
----------------------------------------------------------
Mid Cap Growth Portfolio                  0.97%        --
----------------------------------------------------------
Mid Cap Value Portfolio                   0.89%        --
----------------------------------------------------------
Small Cap Growth Portfolio                0.95%   100,892
----------------------------------------------------------

Included in the Statement of Operations for the six months ended June 30, 2004 are amounts as shown below that were reimbursed by the Adviser and Sub-Adviser for losses on securities acquired in violation of investment restrictions. These amounts had no effect on the total returns of the Portfolios.

Common Stock Portfolio                               $7,437
-----------------------------------------------------------
International Equity Portfolio                       25,426
-----------------------------------------------------------
Mid Cap Core Portfolio                                  409
-----------------------------------------------------------
Total Return Portfolio                                  765
-----------------------------------------------------------
                                                    $34,037
-----------------------------------------------------------

(B) DISTRIBUTOR. NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, serves as distributor (the "Distributor") to the Service Class shares of all Portfolios offering such shares, pursuant to a Distribution and Service Agreement. (C) DISTRIBUTION AND SERVICE FEES. With respect to the Service Class shares of all Portfolios, except Cash Management Portfolio, the Fund has adopted a Distribution and Service Plan in accordance with the provisions of Rule 12b-1 under the Investment Company Act. Under the Distribution and Service Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class of each Portfolio.

(D) NON-INTERESTED DIRECTORS FEES. Directors, other than those affiliated with NYLIM, New York Life, MacKay Shields or NYLIFE Distributors, are paid an annual retainer of $35,000, $3,000 for each Board meeting attended, $2,000 for each Audit Committee meeting attended and $1,500 for each Valuation, and Nominating Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. Beginning January 1, 2003, the Audit Committee Chair is receiving an additional annual retainer of $12,000. The Fund allocates directors fees in proportion to the net assets of the respective Portfolios.

(E) CAPITAL. At June 30, 2004, NYLIAC was the beneficial owner of shares of the following Portfolios with net asset values and percentages of net assets as follows:

Mid Cap Core Portfolio               $10,028,480   10.6%
-------------------------------------------------------
Mid Cap Growth Portfolio               9,636,223    6.4
-------------------------------------------------------
Mid Cap Value Portfolio               11,237,514    5.5
-------------------------------------------------------
Small Cap Growth Portfolio             9,861,397    7.1
-------------------------------------------------------
Lord Abbett Developing Growth
  Portfolio                            6,516,288   13.2
-------------------------------------------------------

(F) OTHER. Fees for the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are charged to the Portfolios. For the six months ended June 30, 2004 these fees, which are included in

M- 260   MainStay VP Series Fund, Inc.

Professional fees shown on the Statement of Operations, are as follows:

Bond Portfolio                                      $ 5,872
-----------------------------------------------------------
Capital Appreciation Portfolio                       12,126
-----------------------------------------------------------
Cash Management Portfolio                             3,976
-----------------------------------------------------------
Common Stock Portfolio                               10,280
-----------------------------------------------------------
Convertible Portfolio                                 4,130
-----------------------------------------------------------
Government Portfolio                                  4,055
-----------------------------------------------------------
High Yield Corporate Bond Portfolio                  14,902
-----------------------------------------------------------
International Equity Portfolio                        1,505
-----------------------------------------------------------
Mid Cap Core Portfolio                                  972
-----------------------------------------------------------
Mid Cap Growth Portfolio                              1,587
-----------------------------------------------------------
Mid Cap Value Portfolio                               2,181
-----------------------------------------------------------
S&P 500 Index Portfolio                              15,597
-----------------------------------------------------------
Small Cap Growth Portfolio                            1,465
-----------------------------------------------------------
Total Return Portfolio                                6,788
-----------------------------------------------------------
Value Portfolio                                     $ 5,315
-----------------------------------------------------------
American Century Income & Growth Portfolio              940
-----------------------------------------------------------
Dreyfus Large Company Value Portfolio                   953
-----------------------------------------------------------
Eagle Asset Management Growth Equity Portfolio        1,854
-----------------------------------------------------------
Lord Abbett Developing Growth Portfolio                 548
-----------------------------------------------------------

NOTE 4 -- RESTRICTED SECURITIES:

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The High Yield Corporate Bond and Total Return Portfolios do not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

HIGH YIELD CORPORATE BOND PORTFOLIO

Restricted securities held at June 30, 2004:

                                                                   PRINCIPAL
                                                DATE(S) OF           AMOUNT/                             6/30/04      PERCENT OF
SECURITY                                       ACQUISITION            SHARES              COST             VALUE      NET ASSETS
Calpine Gilroy, L.P.
  10.00%, due 9/30/14                             11/26/03      $ 5,264,516       $  5,278,067      $ 5,264,516              0.5%
--------------------------------------------------------------------------------------------------------------------------------
Colorado Prime Corp.
  Common Stock                             5/6/97-11/10/99           64,130                641              641              0.0(a)
  Preferred Stock                          5/6/97-11/10/99            1,395          5,090,593               14              0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
Fountain View, Inc.
  Common Stock                                      9/4/03            1,691                 17               17              0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
General Chemical Industrial Products,
  Inc.
  Common Stock                                     5/25/04              373            772,071           51,623              0.0(a)
  Warrants, Series A                               5/25/04              215            122,190            8,285              0.0(a)
  Warrants, Series B                               5/25/04              159             33,292            2,227              0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
Globix Corp.
  Common Stock                                    10/15/02          236,469             59,922          501,905              0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
Goodyear Tire & Rubber Co. (The)
  Bank debt, Term Loan
  6.059%, due 3/31/06                      2/25/04-3/11/04        4,800,000          4,783,745        4,854,000              0.4
  11.00%, due 3/1/11                               3/12/04       11,235,000         11,170,446       12,386,587              1.0
--------------------------------------------------------------------------------------------------------------------------------
GT Group Telecom Services Corp.
  Bank debt, Term Loan A
  6.5625%, due 6/30/08                             1/30/01        3,225,213          1,257,884              323              0.0(a)
  Bank debt, Term Loan B
  6.625%, due 6/30/08                              1/30/01        2,304,787            905,264              230              0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
Haights Cross Communications, Inc.
  Preferred Stock
  16.00%, Class B                                  1/22/04           91,000          4,233,413        4,459,000              0.4
  Warrants                                         1/22/04               91                  1                1              0.0(a)
  Warrants, Preferred Class A                      1/22/04           86,850                869              869              0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
Micron Technology, Inc.
  6.50%, due 9/30/05                        3/3/03-6/30/03        7,000,000          6,618,732        6,965,000              0.6
--------------------------------------------------------------------------------------------------------------------------------

                                                 www.mainstayfunds.com    M- 261

Restricted securities held at June 30, 2004 (continued):


                                                                   PRINCIPAL
                                                DATE(S) OF           AMOUNT/                             6/30/04      PERCENT OF
SECURITY                                       ACQUISITION            SHARES              COST             VALUE      NET ASSETS
Mirant Corp.
  Bank debt, Revolver 5
  4.65%, due 7/15/05                              12/19/03      $   781,049       $    577,572      $   547,711              0.0%(a)
  Bank debt, Revolver 1
  4.75%, due 1/15/05                               4/21/03        1,480,000          1,226,193          789,488              0.1
--------------------------------------------------------------------------------------------------------------------------------
Morris Material Handling, Inc.
  Common Stock                            3/11/99-10/30/01            9,371              4,919           49,666              0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
NEON Communications, Inc.
  Common Stock                                     9/11/03          367,043            325,137          458,804              0.0(a)
  Convertible Preferred Stock
  12.00%                                           12/3/03           39,998            445,581          449,978              0.0(a)
  Warrants                                         9/11/03          367,043            325,137            3,670              0.0(a)
  Warrants, Class A                                12/3/02          200,064              2,001          250,080              0.0(a)
  Warrants, Redeemable Preferred                   12/3/02          240,062              2,401            2,401              0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
North Atlantic Trading Co., Inc.
  Common Stock                                     4/21/04            2,418                 24          145,153              0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
NRG Energy, Inc.
  Bank debt, Credit-Linked Deposit
  5.50%, due 6/23/10                              12/30/03          625,000            619,977          643,906              0.1
  Bank debt, Term Loan B
  5.559%, due 6/23/10                             12/30/03        1,107,544          1,098,622        1,141,047              0.1
--------------------------------------------------------------------------------------------------------------------------------
Owens Corning, Inc.
  Bank debt, Revolver
  3.62%, due 1/1/05                       9/26/01-10/15/02        4,051,988          2,693,257        3,093,016              0.2
--------------------------------------------------------------------------------------------------------------------------------
Pacific & Atlantic (Holdings), Inc.
  Convertible Preferred Stock
  7.50%, Class A                          5/21/98-10/30/03           14,496                145              145              0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
Qwest Corp.
  Bank debt, Term Loan
  6.95%, due 6/30/10                               6/12/03        4,250,000          4,146,666        4,163,938              0.4
--------------------------------------------------------------------------------------------------------------------------------
Viasystems Group, Inc.
  Bank debt, Term Loan B
  6.47%, due 9/30/08                               2/10/04        2,525,000          2,547,580        2,540,781              0.2
--------------------------------------------------------------------------------------------------------------------------------
                                                                                  $ 54,342,359      $48,775,022              4.0%
--------------------------------------------------------------------------------------------------------------------------------

(a) Less than one tenth of a percent.

TOTAL RETURN PORTFOLIO

Restricted security held at June 30, 2004:

                                                   DATE OF         PRINCIPAL                             6/30/04      PERCENT OF
SECURITY                                       ACQUISITION            AMOUNT              COST             VALUE      NET ASSETS
Goodyear Tire & Rubber Co. (The)
  11.00%, due 3/1/11                               6/23/04      $   160,000       $    175,673      $   176,400              0.0%(a)
--------------------------------------------------------------------------------------------------------------------------------

(a) Less than one tenth of a percent.

M- 262   MainStay VP Series Fund, Inc.

NOTE 5 -- FEDERAL INCOME TAX:

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the year ended December 31, 2003 represent tax-based distributions of ordinary income and net long-term capital gain, respectively, except for the Portfolio for which the tax components of the distributions are shown below.

                                                                                                     2003
                                                              -------------------------------------------
                                                                       TAX-BASED                TAX-BASED
                                                              DISTRIBUTIONS FROM       DISTRIBUTIONS FROM
                                                                 ORDINARY INCOME          LONG-TERM GAINS
Bond Portfolio                                                       $23,137,251               $9,893,531
Cash Management Portfolio                                              3,042,267                        0
---------------------------------------------------------------------------------------------------------

At December 31, 2003, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by regulations to offset future realized gains of each respective Portfolio through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. Additionally, as shown in the table below, certain Portfolios intend to elect, to the extent provided by regulations, to treat certain qualifying capital losses that arose after October 31, 2003 as if they arose on January 1, 2004.

                       CAPITAL LOSS               CAPITAL LOSS
                          AVAILABLE      AMOUNT       DEFERRED
                            THROUGH     (000'S)        (000'S)
Capital Appreciation           2009    $117,230
  Portfolio                    2010      97,959
                               2011      21,298
--------------------------------------------------------------
                                       $236,487           $257
--------------------------------------------------------------
Common Stock                   2009     $17,081
  Portfolio                    2010     154,911
--------------------------------------------------------------
                                       $171,992             $0
--------------------------------------------------------------
Convertible Portfolio          2009     $19,211
                               2010      15,633
--------------------------------------------------------------
                                        $34,844             $0
--------------------------------------------------------------
Government Portfolio           2007        $323
                               2008       1,870
--------------------------------------------------------------
                                         $2,193             $1
--------------------------------------------------------------
High Yield Corporate           2008     $14,184
  Bond Portfolio               2009      41,315
                               2010      24,586
                               2011      61,979
--------------------------------------------------------------
                                       $142,064         $8,491
--------------------------------------------------------------
International Equity           2009      $4,697
  Portfolio                    2010       2,057
--------------------------------------------------------------
                                         $6,754             $0
--------------------------------------------------------------
Mid Cap Growth                 2009        $852
  Portfolio                    2010       4,269
                               2011       2,860
--------------------------------------------------------------
                                         $7,981             $0
--------------------------------------------------------------

                       CAPITAL LOSS               CAPITAL LOSS
                          AVAILABLE      AMOUNT       DEFERRED
                            THROUGH     (000'S)        (000'S)
Mid Cap Value
  Portfolio                    2010      $2,503             $0
--------------------------------------------------------------
S&P 500 Index                  2010     $66,906
  Portfolio                    2011      14,322
--------------------------------------------------------------
                                        $81,228             $0
--------------------------------------------------------------
Small Cap Growth               2009      $1,067
  Portfolio                    2010       5,777
                               2011         553
--------------------------------------------------------------
                                         $7,397             $0
--------------------------------------------------------------
Total Return
  Portfolio                    2009      $9,421
                               2010      24,838
--------------------------------------------------------------
                                        $34,259             $0
--------------------------------------------------------------
Value Portfolio                2010     $46,441
                               2011       8,486
--------------------------------------------------------------
                                        $54,927             $0
--------------------------------------------------------------
American Century               2008        $168
  Income & Growth              2009       3,852
  Portfolio                    2010       3,886
                               2011       3,150
--------------------------------------------------------------
                                        $11,056           $225
--------------------------------------------------------------
Dreyfus Large
  Company Value                2010      $8,082
  Portfolio                    2011       1,055
--------------------------------------------------------------
                                         $9,137             $0
--------------------------------------------------------------
Eagle Asset
  Management
  Growth Equity                2009     $74,767
  Portfolio                    2010      37,086
--------------------------------------------------------------
                                       $111,853            $83
--------------------------------------------------------------
Lord Abbett                    2008      $3,407
  Developing Growth            2009       1,418
  Portfolio                    2010       3,082
                               2011       1,425
--------------------------------------------------------------
                                         $9,332             $0
--------------------------------------------------------------

                                                 www.mainstayfunds.com    M- 263

The Common Stock, Convertible, Government, International Equity, Mid Cap Core, Mid Cap Value, Total Return and Eagle Asset Management Growth Equity Portfolios utilized $19,494,791, $607,544, $1,291,025, $3,967,863, $2,766,801, $2,699,637,
$868,237 and $1,331,598 respectively, of capital loss carryforwards during the year ended December 31, 2003.

NOTE 6 -- COMMITMENTS AND CONTINGENCIES:
As of June 30, 2004, High Yield Corporate Bond Portfolio had unfunded loan commitments pursuant to the following loan agreements:

                                                UNFUNDED
BORROWER                                      COMMITMENT
Mirant Corp., due 7/17/05                    $   943,304
--------------------------------------------------------
NRG Energy, Inc., due 12/31/07                 1,100,000
--------------------------------------------------------
Owens Corning, Inc., due 1/1/05                  239,021
--------------------------------------------------------
University City, Inc., due 6/30/07             5,000,000
--------------------------------------------------------
                                             $ 7,282,325
--------------------------------------------------------

These commitments are available until the maturity date of the respective security.

NOTE 7 -- PORTFOLIO SECURITIES LOANED, FOREIGN CURRENCY FORWARD CONTRACTS, FOREIGN CURRENCY AND WRITTEN OPTIONS:

As of June 30, 2004, the following Portfolios had securities on loan and received collateral as follows:

                               MARKET
                             VALUE OF
                           SECURITIES          CASH      NON-CASH
PORTFOLIO                     ON LOAN    COLLATERAL    COLLATERAL
Capital Appreciation     $25,218,906    $26,078,293   $      --
-----------------------------------------------------------------
Convertible               31,163,657     31,869,338          --
-----------------------------------------------------------------
Government                35,133,931     36,269,661     639,072
-----------------------------------------------------------------
High Yield                73,870,008     78,547,685          --
-----------------------------------------------------------------
International Equity       9,084,206      9,634,061          --
-----------------------------------------------------------------
Small Cap Growth           4,977,670      5,016,490          --
-----------------------------------------------------------------
Total Return              18,439,645     19,304,871          --
-----------------------------------------------------------------
Value                     13,680,591     13,943,696          --
-----------------------------------------------------------------

The cash collateral received for securities on loan was used to purchase highly liquid short-term investments in accordance with the lending procedures of the Portfolios. Non-cash collateral consists of U.S. Treasury Securities.

As of June 30, 2004, the following Portfolio had foreign currency forward contracts:

INTERNATIONAL EQUITY PORTFOLIO

                                                                CONTRACT       CONTRACT        UNREALIZED
                                                                 AMOUNT         AMOUNT       APPRECIATION/
                                                                  SOLD         PURCHASED     (DEPRECIATION)

Foreign Currency Sale Contracts
Pound Sterling vs. U.S. Dollar, expiring 8/9/04               L    497,100   $     900,000     $   2,620
-----------------------------------------------------------------------------------------------------------
Singapore Dollar vs. Japanese Yen, expiring 8/11/04           S$ 4,741,000   Y 296,621,990       (36,006)
-----------------------------------------------------------------------------------------------------------
Singapore Dollar vs. Japanese Yen, expiring 8/11/04           S$   775,000   Y  49,491,500         3,311
-----------------------------------------------------------------------------------------------------------
Swiss Franc vs. Japanese Yen, expiring 9/7/04                 CF 3,688,556   Y 322,010,000         6,138
-----------------------------------------------------------------------------------------------------------
Swiss Franc vs. Japanese Yen, expiring 9/7/04                 CF 3,466,851   Y 288,200,000      (126,736)
-----------------------------------------------------------------------------------------------------------
                                                                CONTRACT       CONTRACT
                                                                 AMOUNT         AMOUNT
                                                               PURCHASED         SOLD

Foreign Currency Buy Contracts
Australian Dollar vs. U.S. Dollar, expiring 8/12/04           A$ 2,222,366   $   1,715,000      (178,771)
-----------------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar, expiring 8/9/04               L    479,668   $     900,000       (34,090)
-----------------------------------------------------------------------------------------------------------
Net unrealized depreciation on foreign currency forward
  contracts:                                                                                   $(363,534)
-----------------------------------------------------------------------------------------------------------

M- 264   MainStay VP Series Fund, Inc.

As of June 30, 2004, the following Portfolios had foreign currency:

HIGH YIELD CORPORATE BOND PORTFOLIO

           CURRENCY                   COST       VALUE
Euro             E     770,427    $944,134    $937,340
------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO

            CURRENCY                     COST       VALUE
Australian Dollar   A$  1,385,911  $1,001,665    $965,425
Euro                E     815,280     979,694     991,911
Japanese Yen        Y 253,265,210   2,251,223   2,321,085
Pound Sterling      L   1,417,764   2,565,526   2,571,115
---------------------------------------------------------
                                   $6,798,108  $6,849,536
---------------------------------------------------------

As of June 30, 2004, the following Portfolio had transactions in written options:

VALUE PORTFOLIO

                                    NUMBER OF
                                    CONTRACTS     PREMIUM
Options outstanding at December
  31, 2003                              (638)   $(62,202)
---------------------------------------------------------
Options -- written                      (990)   (149,633)
---------------------------------------------------------
Options -- buybacks                       659     103,461
---------------------------------------------------------
Options -- exercised                      331      46,172
---------------------------------------------------------
Options -- expired                        638      62,202
---------------------------------------------------------
Options outstanding at June 30,
  2004                                      0          $0
---------------------------------------------------------

NOTE 8 -- LINE OF CREDIT:

The Portfolios, except Cash Management Portfolio, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These Portfolios pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Portfolios based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on this line of credit during the six months ended June 30, 2004.

NOTE 9 -- SUBSEQUENT EVENTS:

In July 2004 it was determined that the Fund's SAI contained inconsistent non-fundamental restrictions for certain Portfolios addressing investments in shares of other investment companies including money market funds and whether advisory fees would be charged in connection with such investments. NYLIM conducted a review of the Portfolios' transactions in money market funds and concluded that the error did not impact any Portfolio's NAV by $0.01 or more. NYLIM calculated the amount of the loss for the Portfolios affected as follows:
Capital Appreciation $33,656, Cash Management $399, Convertible $17,587, Government $6,228, High Yield Corporate Bond $58,744, Total Return $27,480, and Value $12,191. NYLIM has reimbursed each Portfolio. A supplement to the Fund's SAI was filed July 19, 2004 to reflect the August 1998 approval of each Portfolio's ability to purchase the securities of other investment companies as permitted by the Investment Company Act of 1940. It was also determined that the International Equity Portfolio had not complied with a non-fundamental restriction that permitted investments in money market funds with the deduction of advisory fees on investments in such shares. NYLIM determined that the Portfolio's investment in money market funds from February 2000 - July 2000 without applying advisory fees properly resulted in an overcharge to the Portfolio in the amount of $26,489. MacKay Shields reimbursed this amount, plus interest for a total of $26,819, to the Portfolio. NYLIM also determined that the Common Stock Portfolio had not complied with a non-fundamental restriction with respect to investing in other investment companies, since March 3, 2004. NYLIM has liquidated these investments and has calculated the net loss to the Portfolio to be $153,171. NYLIM has reimbursed this amount to the Portfolio.

NOTE 10 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. NYLIM and the MainStay Equity Index Fund are currently seeking to resolve the SEC Staff's concerns regarding these matters. The MainStay Equity Index Fund is not a Portfolio of the MainStay VP Series Fund, Inc.

                                                 www.mainstayfunds.com    M- 265

NOTE 11 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2004, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:


                                      BOND           CAPITAL APPRECIATION       COMMON STOCK
                                   PORTFOLIO              PORTFOLIO              PORTFOLIO
                              --------------------   --------------------   --------------------
                              PURCHASES    SALES     PURCHASES    SALES     PURCHASES    SALES
U.S. Government securities    $589,971    $584,400   $     --    $     --   $     --    $     --
------------------------------------------------------------------------------------------------
All others                     181,821     217,820     95,774     129,006    880,686     891,738
------------------------------------------------------------------------------------------------
Total                         $771,792    $802,220   $ 95,774    $129,006   $880,686    $891,738
------------------------------------------------------------------------------------------------


                                 MID CAP CORE         MID CAP GROWTH         MID CAP VALUE
                                   PORTFOLIO             PORTFOLIO             PORTFOLIO
                              -------------------   -------------------   -------------------
                              PURCHASES    SALES    PURCHASES    SALES    PURCHASES    SALES
U.S. Government securities    $     --    $    --    $    --    $    --   $     --    $    --
---------------------------------------------------------------------------------------------
All others                     109,669     83,863     62,913     18,946     43,113     18,659
---------------------------------------------------------------------------------------------
Total                         $109,669    $83,863    $62,913    $18,946   $ 43,113    $18,659
---------------------------------------------------------------------------------------------

                               AMERICAN CENTURY           DREYFUS         EAGLE ASSET MANAGEMENT
                                INCOME & GROWTH     LARGE COMPANY VALUE       GROWTH EQUITY
                                   PORTFOLIO             PORTFOLIO              PORTFOLIO
                              -------------------   -------------------   ----------------------
                              PURCHASES    SALES    PURCHASES    SALES    PURCHASES      SALES
U.S. Government securities     $    --    $    --    $    --    $    --    $     --    $     --
------------------------------------------------------------------------------------------------
All others                      35,777     28,609     49,725     32,947     109,066     107,302
------------------------------------------------------------------------------------------------
Total                          $35,777    $28,609    $49,725    $32,947    $109,066    $107,302
------------------------------------------------------------------------------------------------

NOTE 12 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

Transactions in capital shares for the six months ended June 30, 2004 and the year ended December 31, 2003 were as follows:

                                               BOND PORTFOLIO                             CAPITAL APPRECIATION PORTFOLIO
                              ------------------------------------------------   ------------------------------------------------
                              INITIAL   SERVICE     INITIAL         SERVICE      INITIAL   SERVICE     INITIAL         SERVICE
                               CLASS     CLASS       CLASS           CLASS        CLASS     CLASS       CLASS           CLASS
                              ------------------------------------------------   ------------------------------------------------
                                                                 JUNE 4, 2003*                                      JUNE 5, 2003*
                                 SIX MONTHS        YEAR ENDED       THROUGH         SIX MONTHS        YEAR ENDED       THROUGH
                                    ENDED         DECEMBER 31,   DECEMBER 31,          ENDED         DECEMBER 31,   DECEMBER 31,
                                JUNE 30, 2004         2003           2003          JUNE 30, 2004         2003           2003
Shares sold                      665     1,754        5,540          1,407          525     1,003        2,349            757
---------------------------------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions               --        --        2,374             92           --        --           98              1
---------------------------------------------------------------------------------------------------------------------------------
                                 665     1,754        7,914          1,499          525     1,003        2,447            758
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed               (4,125)      (92)      (6,831)           (36)      (2,565)      (33)      (5,159)            (5)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)       (3,460)    1,662        1,083          1,463       (2,040)      970       (2,712)           753
---------------------------------------------------------------------------------------------------------------------------------

*  Commencement of Operations.

M- 266   MainStay VP Series Fund, Inc.


                                                       HIGH YIELD
        CONVERTIBLE             GOVERNMENT           CORPORATE BOND      INTERNATIONAL EQUITY
         PORTFOLIO              PORTFOLIO              PORTFOLIO              PORTFOLIO
------------------------   --------------------   --------------------   --------------------
    PURCHASES    SALES     PURCHASES    SALES     PURCHASES    SALES     PURCHASES    SALES
    $     --    $     --   $175,176    $189,064   $     --    $ 14,673   $     --    $     --
---------------------------------------------------------------------------------------------
     190,460     169,077      1,679       6,887    324,278     227,078     65,925      35,328
---------------------------------------------------------------------------------------------
    $190,460    $169,077   $176,855    $195,951   $324,278    $241,751   $ 65,925    $ 35,328
---------------------------------------------------------------------------------------------


       S&P 500 INDEX         SMALL CAP GROWTH         TOTAL RETURN              VALUE
         PORTFOLIO              PORTFOLIO              PORTFOLIO              PORTFOLIO
------------------------   --------------------   --------------------   --------------------
    PURCHASES    SALES     PURCHASES    SALES     PURCHASES    SALES     PURCHASES    SALES
    $     --    $     --   $     --    $     --   $105,891    $104,616   $     --    $     --
---------------------------------------------------------------------------------------------
      18,401      13,271     64,265      33,651    257,948     265,761    146,917     131,844
---------------------------------------------------------------------------------------------
    $ 18,401    $ 13,271   $ 64,265    $ 33,651   $363,839    $370,377   $146,917    $131,844
---------------------------------------------------------------------------------------------

          LORD ABBETT
       DEVELOPING GROWTH
           PORTFOLIO
---------------------------
    PURCHASES       SALES
    $     --       $     --
---------------------------
      32,248         26,907
---------------------------
    $ 32,248       $ 26,907
---------------------------

    CASH MANAGEMENT PORTFOLIO                    COMMON STOCK PORTFOLIO
---------------------------------   -------------------------------------------------
                                    INITIAL   SERVICE     INITIAL         SERVICE
                                     CLASS     CLASS       CLASS           CLASS
                                    -------------------------------------------------
                                                                       JUNE 5, 2003*
      SIX MONTHS      YEAR ENDED       SIX MONTHS        YEAR ENDED       THROUGH
         ENDED       DECEMBER 31,         ENDED         DECEMBER 31,    DECEMBER 31,
     JUNE 30, 2004       2003         JUNE 30, 2004         2003            2003
         166,725         939,341       561       720        1,834            545
-------------------------------------------------------------------------------------
             792           3,042        --        --          433              5
-------------------------------------------------------------------------------------
         167,517         942,383       561       720        2,267            550
-------------------------------------------------------------------------------------
        (167,820)     (1,100,735)   (2,564)      (12)      (5,018)            (8)
-------------------------------------------------------------------------------------
            (303)       (158,352)   (2,003)      708       (2,751)           542
-------------------------------------------------------------------------------------

                  CONVERTIBLE PORTFOLIO
---  ------------------------------------------------
     INITIAL   SERVICE     INITIAL         SERVICE
      CLASS     CLASS       CLASS           CLASS
     ------------------------------------------------
                                        JUNE 5, 2003*
        SIX MONTHS        YEAR ENDED       THROUGH
           ENDED         DECEMBER 31,   DECEMBER 31,
       JUNE 30, 2004         2003           2003
      2,127     2,669        5,694          2,182
---
         --        --          562             42
---
      2,127     2,669        6,256          2,224
---
     (1,274)      (95)      (1,857)           (34)
---
        853     2,574        4,399          2,190
---

                                                 www.mainstayfunds.com    M- 267


                                            GOVERNMENT PORTFOLIO                       HIGH YIELD CORPORATE BOND PORTFOLIO
                              ------------------------------------------------   ------------------------------------------------
                              INITIAL   SERVICE     INITIAL         SERVICE      INITIAL   SERVICE     INITIAL         SERVICE
                               CLASS     CLASS       CLASS           CLASS        CLASS     CLASS       CLASS           CLASS
                              ------------------------------------------------   ------------------------------------------------
                                                                 JUNE 4, 2003*                                      JUNE 4, 2003*
                                 SIX MONTHS        YEAR ENDED       THROUGH         SIX MONTHS        YEAR ENDED       THROUGH
                                    ENDED         DECEMBER 31,   DECEMBER 31,          ENDED         DECEMBER 31,   DECEMBER 31,
                                JUNE 30, 2004         2003           2003          JUNE 30, 2004         2003           2003
Shares sold                    1,099     1,574        9,239          1,264         4,369    9,140       28,223          8,108
---------------------------------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions               --        --        1,575             57            --       --        7,865            536
---------------------------------------------------------------------------------------------------------------------------------
                               1,099     1,574       10,814          1,321         4,369    9,140       36,088          8,644
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed               (6,132)     (183)     (16,499)           (60)      (12,641)    (523)     (11,843)          (173)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)       (5,033)    1,391       (5,685)         1,261        (8,272)   8,617       24,245          8,471
---------------------------------------------------------------------------------------------------------------------------------

                                          MID CAP GROWTH PORTFOLIO                            MID CAP VALUE PORTFOLIO
                              ------------------------------------------------   -------------------------------------------------
                              INITIAL   SERVICE     INITIAL         SERVICE      INITIAL   SERVICE     INITIAL         SERVICE
                               CLASS     CLASS       CLASS           CLASS        CLASS     CLASS       CLASS           CLASS
                              ------------------------------------------------   -------------------------------------------------
                                                                 JUNE 5, 2003*                                      JUNE 5, 2003*
                                 SIX MONTHS        YEAR ENDED       THROUGH         SIX MONTHS        YEAR ENDED       THROUGH
                                    ENDED         DECEMBER 31,   DECEMBER 31,          ENDED         DECEMBER 31,    DECEMBER 31,
                                JUNE 30, 2004         2003           2003          JUNE 30, 2004         2003            2003
Shares sold                    2,423     2,612        5,787          1,827         1,391    2,245       4,051           1,635
----------------------------------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions               --        --           --             --            --       --         113              13
----------------------------------------------------------------------------------------------------------------------------------
                               2,423     2,612        5,787          1,827         1,391    2,245       4,164           1,648
----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed                 (466)      (36)        (483)           (52)         (414)     (16)       (975)            (14)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)        1,957     2,576        5,304          1,775           977    2,229       3,189           1,634
----------------------------------------------------------------------------------------------------------------------------------

                                           TOTAL RETURN PORTFOLIO                                VALUE PORTFOLIO
                              ------------------------------------------------   ------------------------------------------------
                              INITIAL   SERVICE     INITIAL         SERVICE      INITIAL   SERVICE     INITIAL         SERVICE
                               CLASS     CLASS       CLASS           CLASS        CLASS     CLASS       CLASS           CLASS
                              ------------------------------------------------   ------------------------------------------------
                                                                 JUNE 4, 2003*                                      JUNE 4, 2003*
                                 SIX MONTHS        YEAR ENDED       THROUGH         SIX MONTHS        YEAR ENDED       THROUGH
                                    ENDED         DECEMBER 31,   DECEMBER 31,          ENDED         DECEMBER 31,   DECEMBER 31,
                                JUNE 30, 2004         2003           2003          JUNE 30, 2004         2003           2003
Shares sold                      411       986        1,696            765           887     1,487       2,419            999
---------------------------------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions               --        --          611             12            --        --         380             12
---------------------------------------------------------------------------------------------------------------------------------
                                 411       986        2,307            777           887     1,487       2,799          1,011
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed               (2,105)      (25)      (4,064)           (16)       (1,442)      (58)     (2,661)            (6)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)       (1,694)      961       (1,757)           761          (555)    1,429         138          1,005
---------------------------------------------------------------------------------------------------------------------------------

*  Commencement of Operations.

M- 268   MainStay VP Series Fund, Inc.


           INTERNATIONAL EQUITY PORTFOLIO                           MID CAP CORE PORTFOLIO
----------------------------------------------------   ------------------------------------------------
  INITIAL     SERVICE     INITIAL         SERVICE      INITIAL   SERVICE     INITIAL         SERVICE
   CLASS       CLASS       CLASS           CLASS        CLASS     CLASS       CLASS           CLASS
----------------------------------------------------   ------------------------------------------------
                                       JUNE 5, 2003*                                      JUNE 5, 2003*
     SIX MONTHS          YEAR ENDED       THROUGH         SIX MONTHS        YEAR ENDED       THROUGH
        ENDED           DECEMBER 31,   DECEMBER 31,          ENDED         DECEMBER 31,   DECEMBER 31,
    JUNE 30, 2004           2003           2003          JUNE 30, 2004         2003           2003
     1,863     1,406       21,236            748        1,150     1,310        2,032            815
-------------------------------------------------------------------------------------------------------
        --        --          125             11           --        --           18              2
-------------------------------------------------------------------------------------------------------
     1,863     1,406       21,361            759        1,150     1,310        2,050            817
-------------------------------------------------------------------------------------------------------
      (655)      (25)     (19,981)            (4)        (172)      (19)        (447)            (5)
-------------------------------------------------------------------------------------------------------
     1,208     1,381        1,380            755          978     1,291        1,603            812
-------------------------------------------------------------------------------------------------------

              S&P 500 INDEX PORTFOLIO                             SMALL CAP GROWTH PORTFOLIO
----------------------------------------------------   ------------------------------------------------
  INITIAL     SERVICE     INITIAL         SERVICE      INITIAL   SERVICE     INITIAL         SERVICE
   CLASS       CLASS       CLASS           CLASS        CLASS     CLASS       CLASS           CLASS
----------------------------------------------------   ------------------------------------------------
                                       JUNE 5, 2003*                                      JUNE 5, 2003*
       SIX MONTHS        YEAR ENDED       THROUGH         SIX MONTHS        YEAR ENDED       THROUGH
          ENDED         DECEMBER 31,   DECEMBER 31,          ENDED         DECEMBER 31,   DECEMBER 31,
      JUNE 30, 2004         2003           2003          JUNE 30, 2004         2003           2003
     1,284     2,284        4,377          1,752        1,273     2,417        5,047          1,563
-------------------------------------------------------------------------------------------------------
        --        --          656             19           --        --           --             --
-------------------------------------------------------------------------------------------------------
     1,284     2,284        5,033          1,771        1,273     2,417        5,047          1,563
-------------------------------------------------------------------------------------------------------
    (2,208)      (42)      (4,970)            (9)        (482)      (34)        (890)          (115)
-------------------------------------------------------------------------------------------------------
      (924)    2,242           63          1,762          791     2,383        4,157          1,448
-------------------------------------------------------------------------------------------------------

     AMERICAN CENTURY INCOME & GROWTH PORTFOLIO              DREYFUS LARGE COMPANY VALUE PORTFOLIO
-----------------------------------------------------   ------------------------------------------------
  INITIAL     SERVICE     INITIAL         SERVICE       INITIAL   SERVICE     INITIAL         SERVICE
   CLASS       CLASS       CLASS           CLASS         CLASS     CLASS       CLASS           CLASS
-----------------------------------------------------   ------------------------------------------------
                                       JUNE 13, 2003*                                      JUNE 5, 2003*
     SIX MONTHS          YEAR ENDED       THROUGH          SIX MONTHS        YEAR ENDED       THROUGH
        ENDED           DECEMBER 31,    DECEMBER 31,          ENDED         DECEMBER 31,   DECEMBER 31,
    JUNE 30, 2004           2003            2003          JUNE 30, 2004         2003           2003
       462       539        1,254            402           820     1,062        1,443            594
--------------------------------------------------------------------------------------------------------
        --        --           84              4            --        --           43              4
--------------------------------------------------------------------------------------------------------
       462       539        1,338            406           820     1,062        1,486            598
--------------------------------------------------------------------------------------------------------
      (374)      (28)      (1,754)           (10)         (328)      (36)      (1,609)            (5)
--------------------------------------------------------------------------------------------------------
        88       511         (416)           396           492     1,026         (123)           593
--------------------------------------------------------------------------------------------------------

                                                 www.mainstayfunds.com    M- 269

                                          EAGLE ASSET MANAGEMENT
                                         GROWTH EQUITY PORTFOLIO                    LORD ABBETT DEVELOPING GROWTH PORTFOLIO
                             ------------------------------------------------   ------------------------------------------------
                             INITIAL   SERVICE     INITIAL         SERVICE      INITIAL   SERVICE     INITIAL         SERVICE
                              CLASS     CLASS       CLASS           CLASS        CLASS     CLASS       CLASS           CLASS
                             ------------------------------------------------   ------------------------------------------------
                                                                JUNE 6, 2003*                                      JUNE 5, 2003*
                                SIX MONTHS        YEAR ENDED       THROUGH         SIX MONTHS        YEAR ENDED       THROUGH
                                   ENDED         DECEMBER 31,   DECEMBER 31,          ENDED         DECEMBER 31,   DECEMBER 31,
                               JUNE 30, 2004         2003           2003          JUNE 30, 2004         2003           2003
Shares sold                     404      796         1,883           672          416       750        1,658            531
--------------------------------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions              --       --            21             1           --        --           --             --
--------------------------------------------------------------------------------------------------------------------------------
                                404      796         1,904           673          416       750        1,658            531
--------------------------------------------------------------------------------------------------------------------------------
Shares redeemed              (1,052)     (51)       (1,793)          (17)        (458)      (35)        (817)           (12)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)        (648)     745           111           656          (42)      715          841            519
--------------------------------------------------------------------------------------------------------------------------------

*  Commencement of Operations.

M- 270   MainStay VP Series Fund, Inc.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-598-2019 and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

No later than August 31, 2004 (and each August thereafter), the Fund will be required to file with the SEC its proxy voting record for each Portfolio for the 12-month period ending June 30 on Form N-PX. Once filed, the most recent Form N-PX or relevant Portfolio proxy voting record will be available free of charge upon request by calling 1-800-598-2019 or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund will be required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q for the fiscal quarters ending on or after July 9, 2004. Once filed, the Fund's Forms N-Q will be available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-598-2019. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

                                                 www.mainstayfunds.com    M- 271

                                   FORM N-CSR



Item 2. Code of Ethics.

     Not applicable.

Item 3. Audit Committee Financial Expert.

     Not applicable.

Item 4. Principal Accountant Fees and Services.

     Not applicable.

Item 5. Audited Committee of Listed Registrants.

     Not applicable.

Item 6. Schedule of Investments.

     The Schedule of Investments is included as part of Item 1 of this report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

     Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

     Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders

At a meeting held on August 16-17, 2004, the Nominating Committee of the Registrant revised its policies for considering Board Member candidates. The Committee may now consider nominations from owners of variable life insurance and variable annuity contracts that have selected the Registrant as an investment option ("Contract Owners"). Each eligible Contract Owner may submit no more than one candidate each calendar year, and recommendations should be forwarded to the attention of the Fund's Secretary.

A Contract Owner's submission to the Secretary of the Fund must include: (a) contact information for the nominating Contract Owner; (b) a certification from the nominating Contract Owner which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years as of the date of the nomination; (c) the candidate's contact information and the number of applicable Fund shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Fund's proxy statement, if so designated by the Nominating Committee and the Fund's Board.

It shall be in the Nominating Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

Item 10. Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) (the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a) (1) The Code of Ethics referenced in Item 2 of this report was filed as an Exhibit to the report filed on March 10, 2004, accession number 0000950123-00311 and is hereby incorporated by reference.

(a)(2) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are filed as exhibits to this filing.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as exhibits to this filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP SERIES FUND, INC.

By: /s/ Gary E. Wendlandt
    --------------------------
    GARY E. WENDLANDT
    CHAIRMAN

Date: September 1, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Gary E. Wendlandt
    ---------------------------
    GARY E. WENDLANDT
    CHAIRMAN

Date: September 1, 2004

By: /s/ Patrick J. Farrell
    ---------------------------
    PATRICK J. FARRELL
    TREASURER AND
    CHIEF FINANCIAL AND ACCOUNTING OFFICER

Date: September 1, 2004

                                  EXHIBIT INDEX

(a)(1) The Code of Ethics referenced in Item 2 of this report was filed as an Exhibit to the report filed on March 10, 2004, accession number 0000950123-00311 and is hereby incorporated by reference.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.